UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5361

Variable Insurance Products Fund V
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

This report on Form N-CSR relates solely to the Registrant's Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investment Grade Bond Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio and Strategic Income Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Asset ManagerSM Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager - Initial Class	-28.76%	-0.62%	0.67%
VIP Asset Manager - Service Class A	-28.82%	-0.73%	0.55%
VIP Asset Manager - Service Class 2 B	-28.95%	-0.86%	0.42%
VIP Asset Manager - Investor Class C	-28.79%	-0.70%	0.62%

A Performance for Service Class shares reflects on asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflect an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young, Lead Portfolio Manager of VIP Asset Manager Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

A strong first half of the year was more than wiped out in the second half as financial market confidence cratered and our positioning yielded outsized losses. For the 12-month period, the fund fell far short of the Fidelity Asset Manager 50% Composite Index, which returned -18.63%. (For specific portfolio results, please see the performance section of this report.) Security selection was decidedly negative in the domestic equity and investment-grade bond categories, and asset allocation, too, was ineffective this period. It was an unforgiving environment for riskier assets, as the burgeoning global financial crisis spawned a massive flight to quality. Consequently, it proved harmful to favor equities and high-yield debt securities over stronger-performing investment-grade bonds and cash. The domestic equity subportfolio significantly underperformed its benchmark, plagued by steep losses in former market leaders - energy, materials and other cyclically oriented names - during the latter part of the year when world economic activity collapsed. Stock selection in energy, financials and technology hurt quite a bit, as did our overweighting in materials and underweighting in consumer staples. Good stock picks in transportation, a large underweighting in financials and a modest cash position were the only notable offsets. Individual detractors included fertilizer producer Mosaic, Freeport-McMoRan Copper & Gold and three energy names - Quicksilver Resources, Chesapeake Energy and Valero Energy. Top contributors were Delta Air, its merger partner, Northwest Airlines, and Southwestern Energy. The subportfolio's positioning changed dramatically during the period, with large overweightings in energy and materials being reduced while more-defensive groups such as health care, telecommunication services and consumer staples became areas of emphasis. Elsewhere, the developed-markets portion of the international equity component - represented by an underlying Fidelity central fund - finished slightly ahead of its benchmark. In December, as part of the foreign "sleeve," we began investing in a central fund of emerging-markets equities. A weak showing from the investment-grade central fund hurt a lot. Investments in beaten-down corporate bonds, subprime mortgage-backed securities and other securitized products - along with underweighting strong-performing government bonds - detracted meaningfully. Although allocations to high yield and floating rate hurt, excess returns from the high-yield and floating-rate central funds helped curb some of the damage. The strategic cash component, including the money market central fund, outperformed as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.64%
Actual		$ 1,000.00	$ 693.00	$ 2.72
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25
Service Class	.77%
Actual		$ 1,000.00	$ 692.70	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91
Service Class 2.91%
Actual		$ 1,000.00	$ 692.20	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Investor Class	.74%
Actual		$ 1,000.00	$ 693.10	$ 3.15
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each of Fidelity's Equity and Fixed-Income Central Funds.
Top Five Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.4	0.5
Wal-Mart Stores, Inc.	1.9	0.3
Pfizer, Inc.	1.2	0.0
AT&T, Inc.	1.2	0.0
Delta Air Lines, Inc.	1.2	0.1
	7.9
Top Five Bond Issuers as of December 31, 2008
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	14.5	11.8
U.S. Treasury Obligations	5.6	5.2
Freddie Mac	3.1	2.8
Government National Mortgage Association	0.5	0.4
Morgan Stanley Capital I Trust	0.5	0.5
	24.2
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	10.7	2.2
Financials	10.6	7.1
Energy	8.8	18.6
Consumer Staples	7.1	1.7
Consumer Discretionary	5.9	0.0
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stock Class and Equity Futures 48.6%		Stock Class and Equity Futures 53.8%
	Bond Class 47.5%		Bond Class 39.9%
	Short-Term Class 3.9%		Short-Term Class 6.3%
* Foreign investments	12.9%	** Foreign investments	19.5%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 38.6%
	Shares	Value
CONSUMER DISCRETIONARY - 2.8%
Distributors - 0.1%
Genuine Parts Co.	24,100	$ 912,426
Diversified Consumer Services - 0.6%
Apollo Group, Inc. Class A (non-vtg.) (a)	88,300	6,765,546
Hotels, Restaurants & Leisure - 0.5%
Darden Restaurants, Inc.	43,200	1,217,376
Las Vegas Sands Corp. (a)	45	267
McDonald's Corp.	83,200	5,174,208
		6,391,851
Household Durables - 0.2%
Gafisa SA sponsored ADR (d)	117,700	1,089,902
Newell Rubbermaid, Inc.	70,000	684,600
Whirlpool Corp.	27,600	1,141,260
		2,915,762
Media - 0.8%
Comcast Corp. Class A (special) (non-vtg.)	293,300	4,736,795
The DIRECTV Group, Inc. (a)	212,100	4,859,211
		9,596,006
Multiline Retail - 0.3%
Target Corp.	107,000	3,694,710
Specialty Retail - 0.3%
Lowe's Companies, Inc.	158,700	3,415,224
TOTAL CONSUMER DISCRETIONARY		33,691,525
CONSUMER STAPLES - 5.4%
Beverages - 0.6%
PepsiCo, Inc.	50,000	2,738,500
The Coca-Cola Co.	89,100	4,033,557
		6,772,057
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	184,900	9,707,250
Wal-Mart Stores, Inc.	401,700	22,519,302
		32,226,552
Food Products - 0.4%
Campbell Soup Co.	58,800	1,764,588
General Mills, Inc.	50,300	3,055,725
		4,820,313
Household Products - 0.9%
Procter & Gamble Co.	174,200	10,769,044
Tobacco - 0.8%
Altria Group, Inc.	170,400	2,566,224
Philip Morris International, Inc.	167,800	7,300,978
		9,867,202
TOTAL CONSUMER STAPLES		64,455,168

	Shares	Value
ENERGY - 6.5%
Energy Equipment & Services - 0.2%
ENSCO International, Inc.	61,700	$ 1,751,663
Nabors Industries Ltd. (a)	89,400	1,070,118
		2,821,781
Oil, Gas & Consumable Fuels - 6.3%
Apache Corp.	16,100	1,199,933
Cabot Oil & Gas Corp.	169,500	4,407,000
Chesapeake Energy Corp.	394,630	6,381,167
Chevron Corp.	163,500	12,094,095
China Shenhua Energy Co. Ltd. (H Shares)	716,100	1,535,188
El Paso Corp.	284,700	2,229,201
Exxon Mobil Corp.	354,800	28,323,684
Hess Corp.	24,900	1,335,636
Occidental Petroleum Corp.	20,700	1,241,793
PT Bumi Resources Tbk	3,139,300	254,877
Quicksilver Resources, Inc. (a)	609,100	3,392,687
SandRidge Energy, Inc. (a)	17,200	105,780
Southwestern Energy Co. (a)	209,100	6,057,627
Ultra Petroleum Corp. (a)	162,700	5,614,777
XTO Energy, Inc.	100	3,527
		74,176,972
TOTAL ENERGY		76,998,753
FINANCIALS - 4.0%
Capital Markets - 0.7%
Bank of New York Mellon Corp.	38,300	1,085,039
Goldman Sachs Group, Inc.	55,700	4,700,523
Morgan Stanley	129,800	2,081,992
State Street Corp.	19,400	763,002
		8,630,556
Commercial Banks - 0.8%
Industrial & Commercial Bank of China	1,259,000	668,411
PNC Financial Services Group, Inc.	37,200	1,822,800
Uniao de Bancos Brasileiros SA (Unibanco) GDR	8,100	523,422
Wells Fargo & Co.	202,000	5,954,960
		8,969,593
Diversified Financial Services - 1.1%
Apollo Global Management LLC (e)	315,200	315,200
Bank of America Corp.	205,800	2,897,664
Citigroup, Inc.	949,000	6,367,790
JPMorgan Chase & Co.	114,200	3,600,726
		13,181,380
Insurance - 1.4%
ACE Ltd.	88,000	4,656,960
China Life Insurance Co. Ltd. ADR (d)	100,100	4,644,640
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Everest Re Group Ltd.	45,700	$ 3,479,598
The Travelers Companies, Inc.	79,800	3,606,960
		16,388,158
TOTAL FINANCIALS		47,169,687
HEALTH CARE - 9.7%
Biotechnology - 3.8%
Amgen, Inc. (a)	77,900	4,498,725
Biogen Idec, Inc. (a)	117,900	5,615,577
BioMarin Pharmaceutical, Inc. (a)	60,200	1,071,560
Celgene Corp. (a)	148,900	8,231,192
Cephalon, Inc. (a)	80,400	6,194,016
Genzyme Corp. (a)	103,500	6,869,295
Gilead Sciences, Inc. (a)	184,700	9,445,558
Vertex Pharmaceuticals, Inc. (a)	83,100	2,524,578
		44,450,501
Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	112,800	6,044,952
Covidien Ltd.	233,600	8,465,664
		14,510,616
Health Care Providers & Services - 0.7%
Express Scripts, Inc. (a)	142,700	7,845,646
Tenet Healthcare Corp. (a)	608,200	699,430
		8,545,076
Pharmaceuticals - 4.0%
Abbott Laboratories	114,300	6,100,191
Elan Corp. PLC sponsored ADR (a)	230,900	1,385,400
Johnson & Johnson	170,400	10,195,032
Merck & Co., Inc.	285,300	8,673,120
Pfizer, Inc.	823,400	14,582,414
Schering-Plough Corp.	189,900	3,233,997
Wyeth	97,400	3,653,474
		47,823,628
TOTAL HEALTH CARE		115,329,821
INDUSTRIALS - 2.4%
Aerospace & Defense - 0.5%
Raytheon Co.	48,500	2,475,440
The Boeing Co.	67,900	2,897,293
		5,372,733
Airlines - 1.6%
AMR Corp. (a)	75,500	805,585
Continental Airlines, Inc. Class B (a)	244,500	4,415,670
Delta Air Lines, Inc. (a)	1,216,525	13,941,377
		19,162,632

	Shares	Value
Construction & Engineering - 0.0%
China Communications Construction Co. Ltd. (H Shares)	151,000	$ 188,667
Industrial Conglomerates - 0.3%
General Electric Co.	238,300	3,860,460
TOTAL INDUSTRIALS		28,584,492
INFORMATION TECHNOLOGY - 2.0%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	241,300	3,933,190
Juniper Networks, Inc. (a)	33,500	586,585
QUALCOMM, Inc.	47,400	1,698,342
		6,218,117
Computers & Peripherals - 0.1%
Apple, Inc. (a)	21,300	1,817,955
Internet Software & Services - 0.3%
Equinix, Inc. (a)	28,100	1,494,639
Google, Inc. Class A (sub. vtg.) (a)	4,300	1,322,895
Omniture, Inc. (a)	64,300	684,152
		3,501,686
IT Services - 0.4%
Cognizant Technology Solutions Corp. Class A (a)	72,200	1,303,932
Lender Processing Services, Inc.	50,500	1,487,225
Visa, Inc.	29,100	1,526,295
		4,317,452
Semiconductors & Semiconductor Equipment - 0.1%
Entropic Communications, Inc.	149,900	74,950
Intel Corp.	58,600	859,076
		934,026
Software - 0.6%
Microsoft Corp.	56,200	1,092,528
Nintendo Co. Ltd.	16,100	6,150,200
		7,242,728
TOTAL INFORMATION TECHNOLOGY		24,031,964
MATERIALS - 2.5%
Chemicals - 1.7%
FMC Corp.	108,800	4,866,624
Intrepid Potash, Inc. (d)	74,100	1,539,057
Monsanto Co.	18,800	1,322,580
Potash Corp. of Saskatchewan, Inc.	54,900	4,019,778
Terra Industries, Inc.	121,300	2,022,071
The Mosaic Co.	172,300	5,961,580
		19,731,690
Metals & Mining - 0.8%
Agnico-Eagle Mines Ltd.	9,100	469,472
Barrick Gold Corp.	47,400	1,741,805
Freeport-McMoRan Copper & Gold, Inc. Class B	37,300	911,612
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Goldcorp, Inc.	73,400	$ 2,315,958
Impala Platinum Holdings Ltd.	131,400	1,904,542
Kinross Gold Corp.	27,100	501,151
Newmont Mining Corp.	51,100	2,079,770
		9,924,310
TOTAL MATERIALS		29,656,000
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	501,800	14,301,300
Verizon Communications, Inc.	240,800	8,163,120
		22,464,420
Wireless Telecommunication Services - 0.5%
America Movil SAB de CV Series L sponsored ADR	43,300	1,341,867
China Mobile (Hong Kong) Ltd. sponsored ADR	26,900	1,367,865
NTT DoCoMo, Inc.	715	1,406,182
TIM Participacoes SA sponsored ADR (non-vtg.)	116,300	1,452,587
		5,568,501
TOTAL TELECOMMUNICATION SERVICES		28,032,921
UTILITIES - 0.9%
Electric Utilities - 0.2%
Entergy Corp.	27,600	2,294,388
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc. (a)	164,200	3,830,786
Multi-Utilities - 0.4%
PG&E Corp.	61,700	2,388,407
Sempra Energy	35,200	1,500,576
Wisconsin Energy Corp.	32,300	1,355,954
		5,244,937
TOTAL UTILITIES		11,370,111
TOTAL COMMON STOCKS (Cost $534,610,218)		459,320,442
U.S. Treasury Obligations - 1.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.87% 1/2/09 to 4/2/09 (f) (Cost $12,659,028)	$ 12,660,000	12,658,289
International Equity Funds - 5.2%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (g)	114,736	$ 12,143,658
Fidelity International Equity Central Fund (g)	929,287	49,605,349
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $103,068,057)		61,749,007
Fixed-Income Funds - 47.7%

Fidelity Floating Rate Central Fund (g)	544,937	35,491,726
Fidelity High Income Central Fund 1 (g)	389,954	27,086,222
Fidelity VIP Investment Grade Central Fund (g)	5,327,196	504,911,591
TOTAL FIXED-INCOME FUNDS (Cost $636,895,129)		567,489,539
Money Market Funds - 8.4%

Fidelity Cash Central Fund, 1.06% (b)	31,253,030	31,253,030
Fidelity Money Market Central Fund, 2.39% (b)	64,260,162	64,260,162
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	4,132,300	4,132,300
TOTAL MONEY MARKET FUNDS (Cost $99,645,492)		99,645,492
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Treasury Obligations)# (Cost $33,000)	$ 33,000	33,000
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,386,910,924)	1,200,895,769
NET OTHER ASSETS - (1.0)%	(11,725,988)
NET ASSETS - 100%	$ 1,189,169,781
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,301 CME E-mini S&P 500 Index Contracts	March 2009	$ 58,551,505	$ 960,658
The face value of futures purchased as a percentage of net assets - 4.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $315,200 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,809,985.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$33,000 due 1/02/09 at 0.01%
BNP Paribas Securities Corp.	$ 116
Banc of America Securities LLC	3,486
Goldman, Sachs & Co.	22,157
UBS Securities LLC	7,241
$ 33,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,369,197
Fidelity Floating Rate Central Fund	3,093,075
Fidelity High Income Central Fund 1	2,357,036
Fidelity International Equity Central Fund	2,155,202
Fidelity Money Market Central Fund	2,118,291
Fidelity Securities Lending Cash Central Fund	100,401
Fidelity VIP Investment Grade Central Fund	33,891,213
Total	$ 45,084,415
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Emerging Markets Equity Central Fund	$ -	$ 11,473,600	$ -	$ 12,143,658	13.2%
Fidelity Floating Rate Central Fund	49,563,633	2,206,301	-	35,491,726	1.8%
Fidelity High Income Central Fund 1	27,775,965	7,869,586	-	27,086,222	8.9%
Fidelity International Equity Central Fund	86,481,300	3,217,690	-	49,605,349	10.0%
Fidelity VIP Investment Grade Central Fund	770,811,422	83,280,814	300,162,924	504,911,591	16.0%
Total	$ 934,632,320	$ 108,047,991	$ 300,162,924	$ 629,238,546
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,200,895,769	$ 1,176,096,413	$ 24,799,356	$ -
Other Financial Instruments*	$ 960,658	$ 960,658	$ -	$ -
*Other financial instruments include Futures Contracts.
The information in the following tables is based on the combined investment of the Fund and its pro rata share of the investments of Fidelity's Equity and Fixed-Income Central Funds.
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	24.0%
AAA,AA,A	11.3%
BBB	6.9%
BB	2.6%
B	1.9%
CCC,CC,C	0.3%
D	0.0%
Not Rated	0.6%
Equities	48.6%
Short-Term Investments and Net Other Assets	3.8%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.1%
Canada	1.7%
Japan	1.5%
Bermuda	1.5%
United Kingdom	1.4%
Switzerland	1.1%
Others (individually less than 1%)	5.7%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $205,775,316 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $4,071,983 and repurchase agreements of $33,000) - See accompanying schedule: Unaffiliated issuers (cost $547,302,246)	$ 472,011,731
Fidelity Central Funds (cost $839,608,678)	728,884,038
Total Investments (cost $1,386,910,924)		$ 1,200,895,769
Cash		185
Foreign currency held at value (cost $549)		610
Receivable for fund shares sold		118,578
Dividends receivable		669,394
Distributions receivable from Fidelity Central Funds		4,231,195
Receivable for daily variation on futures contracts		774,095
Prepaid expenses		13,171
Other receivables		195,706
Total assets		1,206,898,703

Liabilities
Payable for investments purchased	$ 11,673,076
Payable for fund shares redeemed	1,168,621
Accrued management fee	501,611
Distribution fees payable	8,206
Other affiliated payables	108,597
Other payables and accrued expenses	136,511
Collateral on securities loaned, at value	4,132,300
Total liabilities		17,728,922

Net Assets		$ 1,189,169,781
Net Assets consist of:
Paid in capital		$ 1,578,409,637
Undistributed net investment income		1,589,214
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(205,778,482)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(185,050,588)
Net Assets		$ 1,189,169,781

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($1,093,132,595 ÷ 106,036,008 shares)	$ 10.31

Service Class: Net Asset Value, offering price and redemption price per share ($7,413,058 ÷ 723,268 shares)	$ 10.25

Service Class 2: Net Asset Value, offering price and redemption price per share ($37,360,471 ÷ 3,681,619 shares)	$ 10.15

Investor Class: Net Asset Value, offering price and redemption price per share ($51,263,657 ÷ 4,987,849 shares)	$ 10.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 8,737,463
Interest		96,566
Income from Fidelity Central Funds		45,084,415
Total income		53,918,444

Expenses
Management fee	$ 8,444,734
Transfer agent fees	1,228,175
Distribution fees	141,179
Accounting and security lending fees	656,458
Custodian fees and expenses	60,082
Independent trustees' compensation	7,175
Depreciation in deferred trustee compensation account	(1,292)
Audit	68,628
Legal	17,299
Miscellaneous	94,913
Total expenses before reductions	10,717,351
Expense reductions	(60,874)	10,656,477
Net investment income (loss)		43,261,967
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(165,969,304)
Fidelity Central Funds	(8,540,335)
Foreign currency transactions	(137,068)
Futures contracts	(34,822,048)
Capital gain distributions from Fidelity Central Funds	1,535,680
Total net realized gain (loss)		(207,933,075)
Change in net unrealized appreciation (depreciation) on: Investment securities	(358,130,049)
Assets and liabilities in foreign currencies	1,982
Futures contracts	1,675,891
Total change in net unrealized appreciation (depreciation)		(356,452,176)
Net gain (loss)		(564,385,251)
Net increase (decrease) in net assets resulting from operations		$ (521,123,284)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,261,967	$ 54,611,999
Net realized gain (loss)	(207,933,075)	173,400,070
Change in net unrealized appreciation (depreciation)	(356,452,176)	61,419,903
Net increase (decrease) in net assets resulting from operations	(521,123,284)	289,431,972
Distributions to shareholders from net investment income	(41,190,249)	(123,782,842)
Distributions to shareholders from net realized gain	(172,526,461)	(61,310,603)
Total distributions	(213,716,710)	(185,093,445)
Share transactions - net increase (decrease)	12,608,857	(380,180,594)
Total increase (decrease) in net assets	(722,231,137)	(275,842,067)

Net Assets
Beginning of period	1,911,400,918	2,187,242,985
End of period (including undistributed net investment income of $1,589,214 and undistributed net investment income of $123,645, respectively)	$ 1,189,169,781	$ 1,911,400,918

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 15.71	$ 15.04	$ 14.85	$ 14.46
Income from Investment Operations
Net investment income (loss)C	.36	.44	.44	.38	.36F
Net realized and unrealized gain (loss)	(4.75)	1.88	.64	.21	.42
Total from investment operations	(4.39)	2.32	1.08	.59	.78
Distributions from net investment income	(.37)	(1.00)	(.41)	(.39)	(.39)
Distributions from net realized gain	(1.51)	(.45)	-	(.01)	-
Total distributions	(1.88)	(1.45)	(.41)	(.40)H	(.39)
Net asset value, end of period	$ 10.31	$ 16.58	$ 15.71	$ 15.04	$ 14.85
Total ReturnA,B	(28.76)%	15.57%	7.32%	4.04%	5.47%
Ratios to Average Net AssetsD,G
Expenses before reductions	.63%	.63%	.65%	.64%	.66%
Expenses net of fee waivers, if any	.63%	.63%	.65%	.64%	.66%
Expenses net of all reductions	.63%	.62%	.63%	.63%	.65%
Net investment income (loss)	2.62%	2.75%	2.90%	2.60%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,093,133	$ 1,791,647	$ 2,080,545	$ 2,407,113	$ 2,751,094
Portfolio turnover rateE	90%	99%	173%	44%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.40 per share is comprised of distributions from net investment income of $.39 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.48	$ 15.61	$ 14.94	$ 14.75	$ 14.37
Income from Investment Operations
Net investment income (loss)C	.34	.42	.42	.36	.34F
Net realized and unrealized gain (loss)	(4.71)	1.86	.64	.21	.42
Total from investment operations	(4.37)	2.28	1.06	.57	.76
Distributions from net investment income	(.35)	(.96)	(.39)	(.37)	(.38)
Distributions from net realized gain	(1.51)	(.45)	-	(.01)	-
Total distributions	(1.86)	(1.41)	(.39)	(.38)H	(.38)
Net asset value, end of period	$ 10.25	$ 16.48	$ 15.61	$ 14.94	$ 14.75
Total ReturnA,B	(28.82)%	15.36%	7.24%	3.93%	5.36%
Ratios to Average Net AssetsD,G
Expenses before reductions	.75%	.74%	.76%	.74%	.77%
Expenses net of fee waivers, if any	.75%	.74%	.76%	.74%	.77%
Expenses net of all reductions	.75%	.74%	.74%	.73%	.76%
Net investment income (loss)	2.50%	2.63%	2.79%	2.50%	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,413	$ 13,530	$ 24,021	$ 29,382	$ 33,118
Portfolio turnover rateE	90%	99%	173%	44%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.38 per share is comprised of distributions from net investment income of $.37 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 16.34	$ 15.47	$ 14.82	$ 14.64	$ 14.27
Income from Investment Operations
Net investment income (loss)C	.32	.39	.39	.34	.32F
Net realized and unrealized gain (loss)	(4.67)	1.85	.63	.21	.41
Total from investment operations	(4.35)	2.24	1.02	.55	.73
Distributions from net investment income	(.33)	(.92)	(.37)	(.37)	(.36)
Distributions from net realized gain	(1.51)	(.45)	-	(.01)	-
Total distributions	(1.84)	(1.37)	(.37)	(.37)H	(.36)
Net asset value, end of period	$ 10.15	$ 16.34	$ 15.47	$ 14.82	$ 14.64
Total ReturnA,B	(28.95)%	15.24%	7.06%	3.85%	5.18%
Ratios to Average Net AssetsD,G
Expenses before reductions	.90%	.89%	.92%	.90%	.93%
Expenses net of fee waivers, if any	.90%	.89%	.92%	.90%	.93%
Expenses net of all reductions	.89%	.89%	.90%	.89%	.92%
Net investment income (loss)	2.36%	2.48%	2.64%	2.34%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,360	$ 59,670	$ 55,585	$ 51,574	$ 36,763
Portfolio turnover rateE	90%	99%	173%	44%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.365 and distributions from net realized gain of $.005 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005H

Selected Per-Share Data
Net asset value, beginning of period	$ 16.53	$ 15.67	$ 15.03	$ 14.63
Income from Investment Operations
Net investment income (loss)E	.34	.42	.42	.16
Net realized and unrealized gain (loss)	(4.72)	1.87	.63	.24
Total from investment operations	(4.38)	2.29	1.05	.40
Distributions from net investment income	(.36)	(.98)	(.41)	-
Distributions from net realized gain	(1.51)	(.45)	-	-
Total distributions	(1.87)	(1.43)	(.41)	-
Net asset value, end of period	$ 10.28	$ 16.53	$ 15.67	$ 15.03
Total ReturnB,C,D	(28.79)%	15.38%	7.16%	2.73%
Ratios to Average Net AssetsF,I
Expenses before reductions	.73%	.75%	.78%	.82%A
Expenses net of fee waivers, if any	.73%	.75%	.78%	.82%A
Expenses net of all reductions	.72%	.74%	.76%	.81%A
Net investment income (loss)	2.53%	2.63%	2.77%	2.52%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,264	$ 46,555	$ 27,092	$ 9,322
Portfolio turnover rateG	90%	99%	173%	44%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Repurchase Agreements
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Money Market Central Funds	FIMM	Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term investments

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com,as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from Fidelity Central Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 25,856,963
Unrealized depreciation	(195,025,220)
Net unrealized appreciation (depreciation)	(169,168,257)
Undistributed ordinary income	1,635,988
Capital loss carryforward	(205,775,316)

Cost for federal income tax purposes	$ 1,370,064,026

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 141,735,471	$ 123,782,842
Long-term Capital Gains	71,981,239	61,310,603
Total	$ 213,716,710	$ 185,093,445

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts - continued

("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $1,390,446,636 and $1,612,885,279, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .51% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 11,064
Service Class 2	130,115
$ 141,179

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,073,676
Service Class	9,992
Service Class 2	43,557
Investor Class	100,950
$ 1,228,175

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,813 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,591 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $100,401.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,874 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 30% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $245,006, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 38,015,719	$ 117,226,118
Service Class	246,441	1,107,972
Service Class 2	1,187,775	3,252,325
Investor Class	1,740,314	2,196,427
Total	$ 41,190,249	$ 123,782,842

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Years ended December 31,	2008	2007
From net realized gain
Initial Class	$ 161,149,954	$ 58,256,317
Service Class	1,209,795	687,641
Service Class 2	5,555,453	1,584,992
Investor Class	4,611,259	781,653
Total	$ 172,526,461	$ 61,310,603

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	6,061,823	2,612,166	$ 86,439,618	$ 42,425,316
Reinvestment of distributions	14,987,340	11,325,893	199,165,673	175,482,435
Shares redeemed	(23,098,451)	(38,252,281)	(307,562,568)	(605,126,794)
Net increase (decrease)	(2,049,288)	(24,314,222)	$ (21,957,277)	$ (387,219,043)
Service Class
Shares sold	194,458	219,346	$ 2,734,982	$ 3,525,031
Reinvestment of distributions	109,333	117,606	1,456,236	1,795,613
Shares redeemed	(401,344)	(1,054,962)	(5,497,355)	(16,540,256)
Net increase (decrease)	(97,553)	(718,010)	$ (1,306,137)	$ (11,219,612)
Service Class 2
Shares sold	888,154	675,528	$ 12,478,899	$ 10,786,206
Reinvestment of distributions	512,663	315,652	6,743,228	4,837,317
Shares redeemed	(1,371,993)	(931,541)	(18,022,815)	(14,765,977)
Net increase (decrease)	28,824	59,639	$ 1,199,312	$ 857,546
Investor Class
Shares sold	3,564,716	1,161,487	$ 51,649,057	$ 18,608,136
Reinvestment of distributions	494,489	189,870	6,351,573	2,978,080
Shares redeemed	(1,887,346)	(264,027)	(23,327,671)	(4,185,701)
Net increase (decrease)	2,171,859	1,087,330	$ 34,672,959	$ 17,400,515

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. Our audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Mr. Edward C. Johnson 3d and Mr. James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Ren Y. Cheng (51)

 Year of Election or Appointment: 2007

Vice President of Asset Allocation Funds. Mr. Cheng also serves as Group Chief Investment Officer, Asset Allocation of FMR. Previously, Mr. Cheng served as a portfolio manager for the Fidelity Freedom Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class designates 11%, Service Class designates 11%, Service Class 2 designates 12% and Investor Class designates 11% of the dividends distributed in December 2008 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0209
1.540206.111

Fidelity® Variable Insurance Products:
Asset Manager: Growth® Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listings, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager: Growth - Initial Class	-35.81%	-2.09%	-1.32%
VIP Asset Manager: Growth - Service Class A	-35.88%	-2.20%	-1.43%
VIP Asset Manager: Growth - Service Class 2 B	-36.05%	-2.39%	-1.59%
VIP Asset Manager: Growth - Investor Class C	-35.85%	-2.19%	-1.37%

A Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth® Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young, Lead Portfolio Manager of VIP Asset Manager: Growth Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

A strong first half of the year was more than wiped out in the second half as financial market confidence cratered and our positioning yielded outsized losses. For the 12-month period, the fund fell far short of the Fidelity Asset Manager 70% Composite Index, which returned -26.96%. (For specific portfolio results, please see the performance section of this report.) Security selection was decidedly negative in the domestic equity and investment-grade bond categories, and asset allocation, too, was ineffective this period. It was an unforgiving environment for riskier assets, as the burgeoning global financial crisis spawned a massive flight to quality. Consequently, it proved harmful to favor equities and high-yield debt securities over stronger-performing investment-grade bonds and cash. The domestic equity subportfolio significantly underperformed its benchmark, plagued by steep losses in former market leaders - energy, materials and other cyclically oriented names - during the latter part of the year when world economic activity collapsed. Stock selection in energy, financials and technology hurt quite a bit, as did our overweighting in materials and underweighting in consumer staples. Good stock picks in transportation, a large underweighting in financials and a modest cash position were the only notable offsets. Individual detractors included fertilizer producer Mosaic, Freeport-McMoRan Copper & Gold and three energy names - Quicksilver Resources, Chesapeake Energy and Valero Energy. Top contributors were Delta Air, its merger partner, Northwest Airlines, and Southwestern Energy. The subportfolio's positioning changed dramatically during the period, with large overweightings in energy and materials being reduced while more-defensive groups such as health care, telecommunication services and consumer staples became areas of emphasis. Elsewhere, the developed-markets portion of the international equity component - represented by an underlying Fidelity central fund - finished slightly ahead of its benchmark. In December, as part of the foreign "sleeve," we began investing in a central fund of emerging-markets equities. A weak showing from the investment-grade central fund hurt a lot. Investments in beaten-down corporate bonds, subprime mortgage-backed securities and other securitized products - along with underweighting strong-performing government bonds - detracted meaningfully. Although allocations to high yield and floating rate hurt, excess returns from the high-yield and floating-rate central funds helped curb some of the damage. The cash component of the fund outperformed as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.73%
Actual		$ 1,000.00	$ 626.90	$ 2.99
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71
Service Class	.83%
Actual		$ 1,000.00	$ 626.60	$ 3.39
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.22
Service Class 2	1.01%
Actual		$ 1,000.00	$ 625.60	$ 4.13
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.13
Investor Class	.83%
Actual		$ 1,000.00	$ 626.50	$ 3.39
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each of Fidelity's Equity and Fixed-Income Central Funds.

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.0	0.5
Wal-Mart Stores, Inc.	2.3	0.4
Pfizer, Inc.	1.5	0.0
Delta Air Lines, Inc.	1.5	0.2
AT&T, Inc.	1.5	0.0
Chevron Corp.	1.3	0.0
Procter & Gamble Co.	1.1	0.0
Johnson & Johnson	1.1	0.0
Costco Wholesale Corp.	1.0	0.5
Gilead Sciences, Inc.	1.0	0.0
	15.3
Market Sectors as of December 31, 2008
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	12.9	2.1
Energy	9.1	20.4
Consumer Staples	7.8	1.6
Financials	7.3	4.1
Consumer Discretionary	4.4	2.0
Industrials	4.1	5.8
Materials	4.1	21.8
Telecommunication Services	3.7	0.5
Information Technology	3.1	4.0
Utilities	1.8	0.9
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stock Class and Equity Futures 69.1%		Stock Class and Equity Futures 71.2%
	Bond Class 29.8%		Bond Class 22.8%
	Short-Term Class 1.1%		Short-Term Class 6.0%
* Foreign investments	17.5%	** Foreign investments	24.8%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus in effect as of the time period indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 48.5%
	Shares	Value
CONSUMER DISCRETIONARY - 3.5%
Distributors - 0.1%
Genuine Parts Co.	3,800	$ 143,868
Diversified Consumer Services - 0.7%
Apollo Group, Inc. Class A (non-vtg.) (a)	13,000	996,060
Hotels, Restaurants & Leisure - 0.7%
Darden Restaurants, Inc.	7,200	202,896
Las Vegas Sands Corp. (a)	27	160
McDonald's Corp.	13,100	814,689
		1,017,745
Household Durables - 0.3%
Gafisa SA sponsored ADR (d)	18,900	175,014
Newell Rubbermaid, Inc.	11,500	112,470
Whirlpool Corp.	4,300	177,805
		465,289
Media - 1.0%
Comcast Corp. Class A (special) (non-vtg.)	46,200	746,130
The DIRECTV Group, Inc. (a)	33,100	758,321
		1,504,451
Multiline Retail - 0.4%
Target Corp.	16,900	583,557
Specialty Retail - 0.3%
Lowe's Companies, Inc.	24,700	531,544
TOTAL CONSUMER DISCRETIONARY		5,242,514
CONSUMER STAPLES - 6.7%
Beverages - 0.7%
PepsiCo, Inc.	8,200	449,114
The Coca-Cola Co.	14,300	647,361
		1,096,475
Food & Staples Retailing - 3.3%
Costco Wholesale Corp.	28,700	1,506,750
Wal-Mart Stores, Inc.	60,500	3,391,630
		4,898,380
Food Products - 0.5%
Campbell Soup Co.	9,300	279,093
General Mills, Inc.	8,000	486,000
		765,093
Household Products - 1.1%
Procter & Gamble Co.	27,000	1,669,140
Tobacco - 1.1%
Altria Group, Inc.	27,200	409,632
Philip Morris International, Inc.	26,500	1,153,015
		1,562,647
TOTAL CONSUMER STAPLES		9,991,735

	Shares	Value
ENERGY - 8.2%
Energy Equipment & Services - 0.3%
ENSCO International, Inc.	9,800	$ 278,222
Nabors Industries Ltd. (a)	13,700	163,989
		442,211
Oil, Gas & Consumable Fuels - 7.9%
Apache Corp.	2,500	186,325
Cabot Oil & Gas Corp.	26,200	681,200
Chesapeake Energy Corp.	63,500	1,026,795
Chevron Corp.	25,700	1,901,029
China Shenhua Energy Co. Ltd. (H Shares)	114,900	246,325
El Paso Corp.	45,400	355,482
Exxon Mobil Corp.	55,100	4,398,633
Hess Corp.	4,300	230,652
Occidental Petroleum Corp.	3,200	191,968
PT Bumi Resources Tbk	504,400	40,952
Quicksilver Resources, Inc. (a)	99,000	551,430
SandRidge Energy, Inc. (a)	2,200	13,530
Southwestern Energy Co. (a)	32,500	941,525
Ultra Petroleum Corp. (a)	25,100	866,201
		11,632,047
TOTAL ENERGY		12,074,258
FINANCIALS - 4.9%
Capital Markets - 0.9%
Bank of New York Mellon Corp.	6,300	178,479
Goldman Sachs Group, Inc.	8,000	675,120
Morgan Stanley	20,100	322,404
State Street Corp.	3,200	125,856
		1,301,859
Commercial Banks - 0.9%
Industrial & Commercial Bank of China	202,000	107,243
PNC Financial Services Group, Inc.	5,900	289,100
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,000	64,620
Wells Fargo & Co.	31,900	940,412
		1,401,375
Diversified Financial Services - 1.4%
Apollo Global Management LLC (e)	50,700	50,700
Bank of America Corp.	32,600	459,008
Citigroup, Inc.	147,300	988,383
JPMorgan Chase & Co.	18,100	570,693
		2,068,784
Insurance - 1.7%
ACE Ltd.	13,900	735,588
China Life Insurance Co. Ltd. ADR (d)	15,700	728,480
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Everest Re Group Ltd.	7,300	$ 555,822
The Travelers Companies, Inc.	10,800	488,160
		2,508,050
TOTAL FINANCIALS		7,280,068
HEALTH CARE - 12.1%
Biotechnology - 4.7%
Amgen, Inc. (a)	12,400	716,100
Biogen Idec, Inc. (a)	18,300	871,629
BioMarin Pharmaceutical, Inc. (a)	9,600	170,880
Celgene Corp. (a)	24,500	1,354,360
Cephalon, Inc. (a)(d)	12,700	978,408
Genzyme Corp. (a)	16,300	1,081,831
Gilead Sciences, Inc. (a)	28,700	1,467,718
Vertex Pharmaceuticals, Inc. (a)	12,900	391,902
		7,032,828
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	18,000	964,620
Covidien Ltd.	36,200	1,311,888
		2,276,508
Health Care Providers & Services - 0.9%
Express Scripts, Inc. (a)	21,500	1,182,070
Tenet Healthcare Corp. (a)	98,000	112,700
		1,294,770
Pharmaceuticals - 5.0%
Abbott Laboratories	18,200	971,334
Elan Corp. PLC sponsored ADR (a)	37,300	223,800
Johnson & Johnson	26,900	1,609,427
Merck & Co., Inc.	44,900	1,364,960
Pfizer, Inc.	127,900	2,265,109
Schering-Plough Corp.	20,200	344,006
Wyeth	15,100	566,401
		7,345,037
TOTAL HEALTH CARE		17,949,143
INDUSTRIALS - 3.1%
Aerospace & Defense - 0.6%
Raytheon Co.	7,800	398,112
The Boeing Co.	11,000	469,370
		867,482
Airlines - 2.1%
AMR Corp. (a)	12,400	132,308
Continental Airlines, Inc. Class B (a)	39,200	707,952
Delta Air Lines, Inc. (a)	196,100	2,247,306
		3,087,566

	Shares	Value
Construction & Engineering - 0.0%
China Communications Construction Co. Ltd. (H Shares)	24,000	$ 29,987
Industrial Conglomerates - 0.4%
General Electric Co.	38,300	620,460
TOTAL INDUSTRIALS		4,605,495
INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.7%
Cisco Systems, Inc. (a)	39,300	640,590
Juniper Networks, Inc. (a)	5,600	98,056
Nortel Networks Corp. (a)	144	38
QUALCOMM, Inc.	7,500	268,725
		1,007,409
Computers & Peripherals - 0.2%
Apple, Inc. (a)	3,300	281,655
Internet Software & Services - 0.4%
Equinix, Inc. (a)	4,400	234,036
Google, Inc. Class A (sub. vtg.) (a)	700	215,355
Omniture, Inc. (a)	10,400	110,656
		560,047
IT Services - 0.4%
Cognizant Technology Solutions Corp. Class A (a)	11,500	207,690
Lender Processing Services, Inc.	7,400	217,930
Visa, Inc.	4,800	251,760
		677,380
Semiconductors & Semiconductor Equipment - 0.1%
Entropic Communications, Inc.	24,100	12,050
Intel Corp.	9,400	137,804
		149,854
Software - 0.8%
Microsoft Corp.	9,200	178,848
Nintendo Co. Ltd.	2,600	993,200
		1,172,048
TOTAL INFORMATION TECHNOLOGY		3,848,393
MATERIALS - 3.3%
Chemicals - 2.2%
FMC Corp.	17,400	778,302
Intrepid Potash, Inc. (d)	11,800	245,086
Monsanto Co.	3,000	211,050
Potash Corp. of Saskatchewan, Inc.	8,800	644,336
Terra Industries, Inc.	19,700	328,399
The Mosaic Co.	27,800	961,880
		3,169,053
Metals & Mining - 1.1%
Agnico-Eagle Mines Ltd.	1,100	56,749
Barrick Gold Corp.	8,400	308,674
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc. Class B	6,800	$ 166,192
Goldcorp, Inc.	10,400	328,147
Impala Platinum Holdings Ltd.	21,600	313,075
Kinross Gold Corp.	6,300	116,504
Newmont Mining Corp.	9,100	370,370
		1,659,711
TOTAL MATERIALS		4,828,764
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	77,900	2,220,150
Verizon Communications, Inc.	37,300	1,264,470
		3,484,620
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV Series L sponsored ADR	6,700	207,633
China Mobile (Hong Kong) Ltd. sponsored ADR	4,200	213,570
NTT DoCoMo, Inc.	111	218,302
TIM Participacoes SA sponsored ADR (non-vtg.)	18,300	228,567
		868,072
TOTAL TELECOMMUNICATION SERVICES		4,352,692
UTILITIES - 1.2%
Electric Utilities - 0.2%
Entergy Corp.	4,300	357,459
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc. (a)	27,000	629,910
Multi-Utilities - 0.6%
PG&E Corp.	9,600	371,616
Sempra Energy	5,600	238,728
Wisconsin Energy Corp.	5,000	209,900
		820,244
TOTAL UTILITIES		1,807,613
TOTAL COMMON STOCKS (Cost $84,375,771)		71,980,675
U.S. Treasury Obligations - 2.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.87% 1/2/09 to 4/2/09 (f) (Cost $3,254,762)	$ 3,255,000	3,254,589
International Equity Funds - 10.0%
	Shares	Value
Fidelity Emerging Markets Equity Central Fund (g)	14,359	$ 1,519,757
Fidelity International Equity Central Fund (g)	249,836	13,336,235
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $25,769,626)		14,855,992
Fixed-Income Funds - 30.2%

Fidelity Floating Rate Central Fund (g)	67,875	4,420,699
Fidelity High Income Central Fund 1 (g)	49,991	3,472,399
Fidelity VIP Investment Grade Central Fund (g)	388,406	36,813,116
TOTAL FIXED-INCOME FUNDS (Cost $50,729,859)		44,706,214
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 1.06% (b)	14,995,547	14,995,547
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	1,498,750	1,498,750
TOTAL MONEY MARKET FUNDS (Cost $16,494,297)		16,494,297
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $180,624,315)		151,291,767
NET OTHER ASSETS - (2.0)%		(3,027,010)
NET ASSETS - 100%		$ 148,264,757
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
356 CME E-mini S&P 500 Index Contracts	March 2009	$ 16,021,780	$ 262,870

The face value of futures purchased as a percentage of net assets - 10.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,700 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,854,995.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 470,527
Fidelity Floating Rate Central Fund	385,261
Fidelity High Income Central Fund 1	291,920
Fidelity International Equity Central Fund	553,689
Fidelity Securities Lending Cash Central Fund	27,578
Fidelity VIP Investment Grade Central Fund	2,465,600
Total	$ 4,194,575
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Emerging Markets Equity Central Fund	$ -	$ 1,435,900	$ -	$ 1,519,757	1.6%
Fidelity Floating Rate Central Fund	6,173,436	274,808	-	4,420,699	0.2%
Fidelity High Income Central Fund 1	3,399,366	1,134,351	-	3,472,399	1.1%
Fidelity International Equity Central Fund	20,230,794	3,687,241	-	13,336,235	2.7%
Fidelity VIP Investment Grade Central Fund	51,321,331	2,576,532	13,499,986	36,813,116	1.2%
Total	$ 81,124,927	$ 9,108,832	$ 13,499,986	$ 59,562,206
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 151,291,767	$ 146,088,094	$ 5,203,673	$ -
Other Financial Instruments*	$ 262,870	$ 262,870	$ -	$ -
* Other financial instruments include Futures Contracts.
The information in the following tables is based on the combined investment of the Fund and its pro rata share of the investments of Fidelity's Equity and Fixed-Income Central Funds.
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	14.1%
AAA,AA,A	6.5%
BBB	4.3%
BB	2.3%
B	2.0%
CCC,CC,C	0.3%
D	0.0%
Not Rated	0.5%
Equities	69.1%
Short-Term Investments and Net Other Assets	0.9%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the report date and do not reflect subsequent downgrades. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.5%
Japan	2.8%
United Kingdom	2.3%
Canada	1.9%
Bermuda	1.7%
Switzerland	1.4%
France	1.2%
China	1.1%
Others (individually less than 1%)	5.1%
100.0%
Income Tax Information

At December 31, 2008, the fund had a capital loss carryforward of approximately $39,978,928 of which $7,030,969, $8,613,887 and $24,334,072 will expire on December 31, 2010, 2011 and 2016, respectively.

The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $13,312,767 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,475,258) - See accompanying schedule: Unaffiliated issuers (cost $87,630,533)	$ 75,235,264
Fidelity Central Funds (cost $92,993,782)	76,056,503
Total Investments (cost $180,624,315)		$ 151,291,767
Cash		28,467
Foreign currency held at value (cost $5)		6
Receivable for fund shares sold		20,350
Dividends receivable		112,442
Distributions receivable from Fidelity Central Funds		339,195
Receivable for daily variation on futures contracts		211,820
Prepaid expenses		1,669
Other receivables		12,232
Total assets		152,017,948

Liabilities
Payable for investments purchased	$ 1,978,779
Payable for fund shares redeemed	135,321
Accrued management fee	68,325
Distribution fees payable	1,569
Other affiliated payables	15,256
Other payables and accrued expenses	55,191
Collateral on securities loaned, at value	1,498,750
Total liabilities		3,753,191

Net Assets		$ 148,264,757
Net Assets consist of:
Paid in capital		$ 229,819,663
Undistributed net investment income		72,273
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,559,063)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(29,068,116)
Net Assets		$ 148,264,757

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($118,672,226 ÷ 12,261,525 shares)	$ 9.68

Service Class: Net Asset Value, offering price and redemption price per share ($2,910,541 ÷ 302,575 shares)	$ 9.62

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,544,833 ÷ 683,552 shares)	$ 9.57

Investor Class: Net Asset Value, offering price and redemption price per share ($20,137,157 ÷ 2,087,362 shares)	$ 9.65

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,402,497
Interest		31,849
Income from Fidelity Central Funds		4,194,575
Total income		5,628,921

Expenses
Management fee	$ 1,196,307
Transfer agent fees	181,431
Distribution fees	26,632
Accounting and security lending fees	105,691
Custodian fees and expenses	36,283
Independent trustees' compensation	923
Audit	63,890
Legal	2,697
Miscellaneous	11,390
Total expenses before reductions	1,625,244
Expense reductions	(15,420)	1,609,824
Net investment income (loss)		4,019,097
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,725,717)
Fidelity Central Funds	(518,268)
Foreign currency transactions	(28,826)
Futures contracts	(9,562,767)
Capital gain distributions from Fidelity Central Funds	110,614
Total net realized gain (loss)		(36,724,964)
Change in net unrealized appreciation (depreciation) on: Investment securities	(57,335,502)
Assets and liabilities in foreign currencies	265
Futures contracts	377,671
Total change in net unrealized appreciation (depreciation)		(56,957,566)
Net gain (loss)		(93,682,530)
Net increase (decrease) in net assets resulting from operations		$ (89,663,433)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,019,097	$ 4,569,238
Net realized gain (loss)	(36,724,964)	23,933,494
Change in net unrealized appreciation (depreciation)	(56,957,566)	11,801,366
Net increase (decrease) in net assets resulting from operations	(89,663,433)	40,304,098
Distributions to shareholders from net investment income	(3,919,898)	(9,798,205)
Distributions to shareholders from net realized gain	(155,222)	-
Total distributions	(4,075,120)	(9,798,205)
Share transactions - net increase (decrease)	31,697	(18,820,400)
Total increase (decrease) in net assets	(93,706,856)	11,685,493

Net Assets
Beginning of period	241,971,613	230,286,120
End of period (including undistributed net investment income of $72,273 and distributions in excess of net investment income of $57, respectively)	$ 148,264,757	$ 241,971,613

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.51	$ 13.60	$ 12.97	$ 12.78	$ 12.33
Income from Investment Operations
Net investment income (loss) C	.26	.29	.26	.24	.26 F
Net realized and unrealized gain (loss)	(5.82)	2.24	.63	.25	.47
Total from investment operations	(5.56)	2.53	.89	.49	.73
Distributions from net investment income	(.26)	(.62)	(.26)	(.30)	(.28)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.27)	(.62)	(.26)	(.30)	(.28)
Net asset value, end of period	$ 9.68	$ 15.51	$ 13.60	$ 12.97	$ 12.78
Total Return A, B	(35.81)%	18.97%	6.99%	3.89%	5.98%
Ratios to Average Net Assets D, G
Expenses before reductions	.74%	.74%	.77%	.74%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.77%	.74%	.75%
Expenses net of all reductions	.73%	.73%	.73%	.72%	.74%
Net investment income (loss)	1.90%	1.98%	2.01%	1.93%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,672	$ 211,867	$ 212,222	$ 260,968	$ 306,137
Portfolio turnover rate E	110%	132%	233%	43%	57%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 13.51	$ 12.88	$ 12.69	$ 12.25
Income from Investment Operations
Net investment income (loss) C	.24	.27	.25	.23	.25 F
Net realized and unrealized gain (loss)	(5.77)	2.22	.63	.24	.46
Total from investment operations	(5.53)	2.49	.88	.47	.71
Distributions from net investment income	(.25)	(.59)	(.25)	(.28)	(.27)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.26)	(.59)	(.25)	(.28)	(.27)
Net asset value, end of period	$ 9.62	$ 15.41	$ 13.51	$ 12.88	$ 12.69
Total Return A, B	(35.88)%	18.79%	6.93%	3.79%	5.85%
Ratios to Average Net Assets D, G
Expenses before reductions	.84%	.84%	.87%	.84%	.88%
Expenses net of fee waivers, if any	.84%	.84%	.87%	.84%	.88%
Expenses net of all reductions	.83%	.83%	.83%	.82%	.87%
Net investment income (loss)	1.80%	1.88%	1.91%	1.83%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,911	$ 5,113	$ 4,977	$ 5,604	$ 5,907
Portfolio turnover rate E	110%	132%	233%	43%	57%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 15.34	$ 13.42	$ 12.81	$ 12.61	$ 12.19
Income from Investment Operations
Net investment income (loss) C	.22	.25	.22	.20	.22 F
Net realized and unrealized gain (loss)	(5.75)	2.21	.62	.25	.46
Total from investment operations	(5.53)	2.46	.84	.45	.68
Distributions from net investment income	(.23)	(.54)	(.23)	(.25)	(.26)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.24)	(.54)	(.23)	(.25)	(.26)
Net asset value, end of period	$ 9.57	$ 15.34	$ 13.42	$ 12.81	$ 12.61
Total Return A, B	(36.05)%	18.68%	6.64%	3.65%	5.63%
Ratios to Average Net Assets D, G
Expenses before reductions	1.01%	1.02%	1.05%	1.03%	1.06%
Expenses net of fee waivers, if any	1.01%	1.02%	1.05%	1.03%	1.06%
Expenses net of all reductions	1.01%	1.01%	1.02%	1.02%	1.05%
Net investment income (loss)	1.62%	1.70%	1.73%	1.64%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,545	$ 8,622	$ 6,205	$ 5,854	$ 6,399
Portfolio turnover rate E	110%	132%	233%	43%	57%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 15.46	$ 13.56	$ 12.96	$ 12.60
Income from Investment Operations
Net investment income (loss) E	.24	.27	.24	.10
Net realized and unrealized gain (loss)	(5.78)	2.23	.63	.26
Total from investment operations	(5.54)	2.50	.87	.36
Distributions from net investment income	(.26)	(.60)	(.27)	-
Distributions from net realized gain	(.01)	-	-	-
Total distributions	(.27)	(.60)	(.27)	-
Net asset value, end of period	$ 9.65	$ 15.46	$ 13.56	$ 12.96
Total Return B, C, D	(35.85)%	18.78%	6.80%	2.86%
Ratios to Average Net Assets F, I
Expenses before reductions	.83%	.86%	.92%	.96% A
Expenses net of fee waivers, if any	.83%	.86%	.92%	.96% A
Expenses net of all reductions	.83%	.86%	.89%	.94% A
Net investment income (loss)	1.81%	1.86%	1.86%	1.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,137	$ 16,370	$ 6,882	$ 1,330
Portfolio turnover rate G	110%	132%	233%	43%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Repurchase Agreements
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Money Market Central Funds	FIMM	Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term investments

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from Fidelity Central Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,211,049
Unrealized depreciation	(31,905,925)
Net unrealized appreciation (depreciation)	(27,694,876)
Undistributed ordinary income	75,789
Capital loss carryforward	(39,978,928)

Cost for federal income tax purposes	$ 178,986,643

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 4,075,120	$ 9,798,205

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts - continued

involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $212,758,648 and $224,151,292, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 4,298
Service Class 2	22,334
$ 26,632

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid asset based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 129,166
Service Class	3,215
Service Class 2	9,113
Investor Class	39,937
$ 181,431

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,215 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $461 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $27,578.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $15,420 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 74% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $40,059, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 3,156,178	$ 8,859,832
Service Class	74,386	204,868
Service Class 2	154,880	261,814
Investor Class	534,454	471,691
Total	$ 3,919,898	$ 9,798,205
From net realized gain
Initial Class	$ 134,082	$ -
Service Class	3,340	-
Service Class 2	5,826	-
Investor Class	11,974	-
Total	$ 155,222	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	788,921	362,169	$ 11,612,217	$ 5,422,430
Reinvestment of distributions	341,444	614,047	3,290,259	8,859,831
Shares redeemed	(2,528,396)	(2,920,445)	(32,539,541)	(42,137,623)
Net increase (decrease)	(1,398,031)	(1,944,229)	$ (17,637,065)	$ (27,855,362)
Service Class
Shares sold	35,332	20,432	$ 498,951	$ 287,973
Reinvestment of distributions	8,103	14,289	77,726	204,868
Shares redeemed	(72,605)	(71,493)	(983,626)	(1,011,333)
Net increase (decrease)	(29,170)	(36,772)	$ (406,949)	$ (518,492)
Service Class 2
Shares sold	560,755	308,193	$ 8,209,547	$ 4,486,311
Reinvestment of distributions	16,882	18,038	160,705	261,814
Shares redeemed	(456,264)	(226,400)	(6,362,669)	(3,287,598)
Net increase (decrease)	121,373	99,831	$ 2,007,583	$ 1,460,527
Investor Class
Shares sold	1,603,388	724,903	$ 23,239,995	$ 10,617,048
Reinvestment of distributions	57,262	31,989	546,428	471,691
Shares redeemed	(631,891)	(205,796)	(7,718,295)	(2,995,812)
Net increase (decrease)	1,028,759	551,096	$ 16,068,128	$ 8,092,927

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. Our audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Ren Y. Cheng (51)

 Year of Election or Appointment: 2007

Vice President of Asset Allocation Funds. Mr. Cheng also serves as Group Chief Investment Officer, Asset Allocation of FMR. Previously, Mr. Cheng served as a portfolio manager for the Fidelity Freedom Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 6.70% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income taxes.

Service Class designates 8% and 19%, Investor Class designates 8% and 19%, Initial Class designates 8% and 18% and Service Class 2 designates 8% and 21% of the dividends distributed in February and December 2008, respectively as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0209
1.540207.111

Fidelity® Variable Insurance Products:

Freedom Funds -
Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Freedom Income Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Freedom 2005 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Freedom 2010 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Freedom 2015 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Freedom 2020 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Freedom 2025 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Freedom 2030 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Funds Portfolio

VIP Freedom Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom Income - Initial Class	-10.45%	1.66%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

VIP Freedom Funds Portfolio

VIP Freedom 2005 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom 2005 - Initial Class	-23.83%	-0.56%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2010 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom 2010 - Initial Class	-25.05%	-0.84%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

VIP Freedom Funds Portfolio

VIP Freedom 2015 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom 2015 - Initial Class	-27.03%	-0.67%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Freedom 2020 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom 2020 - Initial Class	-32.60%	-2.06%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

VIP Freedom Funds Portfolio

VIP Freedom 2025 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom 2025 - Initial Class	-34.16%	-2.28%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

VIP Freedom 2030 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of FundA
VIP Freedom 2030 - Initial Class	-38.04%	-3.25%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

VIP Freedom Funds Portfolio

Management's Discussion of Fund Performance

Comments from Christopher Sharpe and Jonathan Shelon, Co-Portfolio Managers of VIP Freedom Funds

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

Each of the VIP Freedom Funds turned in negative absolute returns for the 12-month period and, on a relative basis, all fell behind their respective Composite indexes. (For specific portfolio results, please refer to the performance section of this report.) The domestic equity asset class lagged the Dow Jones Wilshire 5000 Composite IndexSM, which slid 37.23%, due mostly to unproductive stock selection within the underlying funds. Meanwhile, the international equity asset class performed more or less in line with the MSCI EAFE. In fixed-income, the Funds' investments in investment-grade bonds also underperformed, compared with the Barclays Capital U.S. Aggregate Bond Index. Our investment-grade bond sleeve lagged mostly because of its overweighted exposure to "spread-based" securities, such as asset-backed and mortgage-backed issues, which, even though they were mostly high-quality securities, still saw their yield spreads widen and prices fall as the credit crunch worsened during the year. On the other hand, the Funds' short-term holding edged out the 2.24% gain of the Barclays Capital U.S. 3 Month Treasury Bill Index - mostly due to its focus on short-maturity money market instruments from high-quality issuers. Turning to high-yield, the Funds' high-yield holding declined steeply but still outpaced the Merrill Lynch U.S. High Yield Master II Constrained Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
VIP Freedom Income
Initial Class	.00%
Actual		$ 1,000.00	$ 909.00	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 908.60	$ .48
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 908.10	$ 1.20
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2005
Initial Class	.00%
Actual		$ 1,000.00	$ 802.80	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 802.20	$ .45
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 801.20	$ 1.13
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2010
Initial Class	.00%
Actual		$ 1,000.00	$ 792.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 792.50	$ .45
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 792.30	$ 1.13
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2015
Initial Class	.00%
Actual		$ 1,000.00	$ 778.00	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 777.30	$ .45
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 776.00	$ 1.12
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2020
Initial Class	.00%
Actual		$ 1,000.00	$ 730.30	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 729.80	$ .43
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 729.00	$ 1.09
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2025
Initial Class	.00%
Actual		$ 1,000.00	$ 716.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 716.40	$ .43
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 715.30	$ 1.08
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27
VIP Freedom 2030
Initial Class	.00%
Actual		$ 1,000.00	$ 683.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 683.40	$ .42
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 683.10	$ 1.06
Hypothetical A		$ 1,000.00	$ 1,023.88	$ 1.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in each class' annualized expense ratio.

VIP Freedom Funds Portfolio

VIP Freedom Income Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	3.4	3.0
VIP Equity-Income Portfolio Initial Class	3.9	3.2
VIP Growth & Income Portfolio Initial Class	3.8	3.4
VIP Growth Portfolio Initial Class	3.7	3.7
VIP Mid Cap Portfolio Initial Class	1.4	1.3
VIP Value Portfolio Initial Class	3.5	2.8
VIP Value Strategies Portfolio Initial Class	1.5	1.2
	21.2	18.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	4.7	5.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	34.9	35.2
Short-Term Funds
VIP Money Market Portfolio Initial Class	39.2	41.1
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	21.2%
High Yield Fixed-Income Funds	4.7%
Investment Grade Fixed-Income Funds	34.9%
Short-Term Funds	39.2%

Six months ago
Domestic Equity Funds	18.6%
High Yield Fixed-Income Funds	5.1%
Investment Grade Fixed-Income Funds	35.2%
Short-Term Funds	41.1%

The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008.

Annual Report

VIP Freedom Income Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 21.2%
	Shares	Value
Domestic Equity Funds - 21.2%
VIP Contrafund Portfolio Initial Class	30,463	$ 468,825
VIP Equity-Income Portfolio Initial Class	41,928	552,612
VIP Growth & Income Portfolio Initial Class	61,179	537,765
VIP Growth Portfolio Initial Class	22,307	524,876
VIP Mid Cap Portfolio Initial Class	10,786	198,792
VIP Value Portfolio Initial Class	72,536	485,268
VIP Value Strategies Portfolio Initial Class	42,546	209,754
TOTAL EQUITY FUNDS (Cost $4,392,917)		2,977,892
Fixed-Income Funds - 39.6%

High Yield Fixed-Income Funds - 4.7%
VIP High Income Portfolio Initial Class	167,090	661,675
Investment Grade Fixed-Income Funds - 34.9%
VIP Investment Grade Bond Portfolio Initial Class	414,804	4,911,276
TOTAL FIXED-INCOME FUNDS (Cost $6,154,016)		5,572,951
Short-Term Funds - 39.2%

VIP Money Market Portfolio Initial Class (Cost $5,521,745)	5,521,745	5,521,745
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $16,068,678)		$ 14,072,588
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 14,072,588	$ 14,072,588	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $16,068,678) - See accompanying schedule		$ 14,072,588
Receivable for investments sold		17,694
Receivable for fund shares sold		44,445
Total assets		14,134,727

Liabilities
Payable to custodian bank	$ 17,674
Payable for investments purchased	44,937
Payable for fund shares redeemed	191
Distribution fees payable	970
Total liabilities		63,772

Net Assets		$ 14,070,955
Net Assets consist of:
Paid in capital		$ 16,088,094
Undistributed net investment income		8,053
Accumulated undistributed net realized gain (loss) on investments		(29,102)
Net unrealized appreciation (depreciation) on investments		(1,996,090)
Net Assets		$ 14,070,955

Initial Class: Net Asset Value, offering price and redemption price per share ($8,976,272 ÷ 982,209 shares)		$ 9.14

Service Class: Net Asset Value, offering price and redemption price per share ($258,463 ÷ 28,267 shares)		$ 9.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,836,220 ÷ 530,389 shares)		$ 9.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 543,614

Expenses
Distribution fees	$ 13,229
Independent trustees' compensation	65
Total expenses before reductions	13,294
Expense reductions	(65)	13,229
Net investment income (loss)		530,385
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(81,822)
Capital gain distributions from underlying funds	156,150	74,328
Change in net unrealized appreciation (depreciation) on underlying funds		(2,273,534)
Net gain (loss)		(2,199,206)
Net increase (decrease) in net assets resulting from operations		$ (1,668,821)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 530,385	$ 536,242
Net realized gain (loss)	74,328	254,116
Change in net unrealized appreciation (depreciation)	(2,273,534)	20,918
Net increase (decrease) in net assets resulting from operations	(1,668,821)	811,276
Distributions to shareholders from net investment income	(526,141)	(536,930)
Distributions to shareholders from net realized gain	(255,456)	(143,697)
Total distributions	(781,597)	(680,627)
Share transactions - net increase (decrease)	2,483,235	3,057,630
Total increase (decrease) in net assets	32,817	3,188,279

Net Assets
Beginning of period	14,038,138	10,849,859
End of period (including undistributed net investment income of $8,053 and undistributed net investment income of $3,810, respectively)	$ 14,070,955	$ 14,038,138

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.71	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.36	.43	.40	.16
Net realized and unrealized gain (loss)	(1.48)	.22	.32	.30
Total from investment operations	(1.12)	.65	.72	.46
Distributions from net investment income	(.37)	(.44)	(.32)	(.10)
Distributions from net realized gain	(.17)	(.12)	(.05)	-
Total distributions	(.54)	(.56)	(.37)	(.10)
Net asset value, end of period	$ 9.14	$ 10.80	$ 10.71	$ 10.36
Total Return B, C, D	(10.45)%	6.10%	6.94%	4.58%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.50%	3.93%	3.75%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,976	$ 10,035	$ 9,398	$ 5,954
Portfolio turnover rate	55%	56%	44%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.81	$ 10.71	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.35	.42	.39	.16
Net realized and unrealized gain (loss)	(1.50)	.23	.32	.29
Total from investment operations	(1.15)	.65	.71	.45
Distributions from net investment income	(.35)	(.43)	(.31)	(.09)
Distributions from net realized gain	(.17)	(.12)	(.05)	-
Total distributions	(.52)	(.55)	(.36)	(.09)
Net asset value, end of period	$ 9.14	$ 10.81	$ 10.71	$ 10.36
Total Return B, C, D	(10.65)%	6.10%	6.83%	4.51%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.40%	3.83%	3.65%	2.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 258	$ 414	$ 391	$ 366
Portfolio turnover rate	55%	56%	44%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.69	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33	.40	.37	.15
Net realized and unrealized gain (loss)	(1.48)	.23	.32	.29
Total from investment operations	(1.15)	.63	.69	.44
Distributions from net investment income	(.34)	(.42)	(.31)	(.08)
Distributions from net realized gain	(.17)	(.12)	(.05)	-
Total distributions	(.51)	(.54)	(.36)	(.08)
Net asset value, end of period	$ 9.12	$ 10.78	$ 10.69	$ 10.36
Total Return B, C, D	(10.70)%	5.92%	6.61%	4.41%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	3.25%	3.68%	3.50%	2.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,836	$ 3,589	$ 1,061	$ 365
Portfolio turnover rate	55%	56%	44%	12% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2005 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.3	6.0
VIP Equity-Income Portfolio Initial Class	7.4	6.1
VIP Growth & Income Portfolio Initial Class	7.2	6.7
VIP Growth Portfolio Initial Class	7.0	7.3
VIP Mid Cap Portfolio Initial Class	2.7	2.6
VIP Value Portfolio Initial Class	6.4	5.5
VIP Value Strategies Portfolio Initial Class	2.8	2.2
	39.8	36.4
International Equity Funds
VIP Overseas Portfolio Initial Class	8.9	9.1
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	4.6	5.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	32.8	35.8
Short-Term Funds
VIP Money Market Portfolio Initial Class	13.9	13.5
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	39.8%
International Equity Funds	8.9%
High Yield Fixed-Income Funds	4.6%
Investment Grade Fixed-Income Funds	32.8%
Short-Term Funds	13.9%

Six months ago
Domestic Equity Funds	36.4%
International Equity Funds	9.1%
High Yield Fixed-Income Funds	5.2%
Investment Grade Fixed-Income Funds	35.8%
Short-Term Funds	13.5%

Expected
Domestic Equity Funds	38.0%
International Equity Funds	7.9%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	32.9%
Short-Term Funds	16.2%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Freedom 2005 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 48.7%
	Shares	Value
Domestic Equity Funds - 39.8%
VIP Contrafund Portfolio Initial Class	26,554	$ 408,664
VIP Equity-Income Portfolio Initial Class	36,482	480,827
VIP Growth & Income Portfolio Initial Class	53,153	467,214
VIP Growth Portfolio Initial Class	19,439	457,397
VIP Mid Cap Portfolio Initial Class	9,420	173,603
VIP Value Portfolio Initial Class	62,930	421,001
VIP Value Strategies Portfolio Initial Class	36,854	181,692
TOTAL DOMESTIC EQUITY FUNDS		2,590,398
International Equity Funds - 8.9%
VIP Overseas Portfolio Initial Class	47,860	582,453
TOTAL EQUITY FUNDS (Cost $4,789,738)		3,172,851
Fixed-Income Funds - 37.4%

High Yield Fixed-Income Funds - 4.6%
VIP High Income Portfolio Initial Class	75,721	299,853
Investment Grade Fixed-Income Funds - 32.8%
VIP Investment Grade Bond Portfolio Initial Class	180,205	2,133,628
TOTAL FIXED-INCOME FUNDS (Cost $2,685,546)		2,433,481
Short-Term Funds - 13.9%

VIP Money Market Portfolio Initial Class (Cost $907,123)	907,123	907,123
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $8,382,407)		$ 6,513,455
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 6,513,455	$ 6,513,455	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $8,382,407) - See accompanying schedule		$ 6,513,455
Receivable for investments sold		132
Total assets		6,513,587

Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	112
Payable for fund shares redeemed	131
Distribution fees payable	76
Total liabilities		321

Net Assets		$ 6,513,266
Net Assets consist of:
Paid in capital		$ 8,415,816
Undistributed net investment income		408
Accumulated undistributed net realized gain (loss) on investments		(34,006)
Net unrealized appreciation (depreciation) on investments		(1,868,952)
Net Assets		$ 6,513,266

Initial Class: Net Asset Value, offering price and redemption price per share ($5,992,662 ÷ 736,361 shares)		$ 8.14

Service Class: Net Asset Value, offering price and redemption price per share ($250,056 ÷ 30,716 shares)		$ 8.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($270,548 ÷ 33,219 shares)		$ 8.14

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 253,842

Expenses
Distribution fees	$ 1,385
Independent trustees' compensation	34
Total expenses before reductions	1,419
Expense reductions	(34)	1,385
Net investment income (loss)		252,457
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(152,198)
Capital gain distributions from underlying funds	231,004	78,806
Change in net unrealized appreciation (depreciation) on underlying funds		(2,401,553)
Net gain (loss)		(2,322,747)
Net increase (decrease) in net assets resulting from operations		$ (2,070,290)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 252,457	$ 278,468
Net realized gain (loss)	78,806	457,077
Change in net unrealized appreciation (depreciation)	(2,401,553)	(51,770)
Net increase (decrease) in net assets resulting from operations	(2,070,290)	683,775
Distributions to shareholders from net investment income	(254,465)	(274,547)
Distributions to shareholders from net realized gain	(289,495)	(365,943)
Total distributions	(543,960)	(640,490)
Share transactions - net increase (decrease)	(980,278)	1,367,317
Total increase (decrease) in net assets	(3,594,528)	1,410,602

Net Assets
Beginning of period	10,107,794	8,697,192
End of period (including undistributed net investment income of $408 and undistributed net investment income of $3,921, respectively)	$ 6,513,266	$ 10,107,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.41	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.34	.38	.31	.09
Net realized and unrealized gain (loss)	(3.06)	.60	.72	.71
Total from investment operations	(2.72)	.98	1.03	.80
Distributions from net investment income	(.34)	(.34)	(.31)	(.06)
Distributions from net realized gain	(.39)	(.47)	(.05)	-
Total distributions	(.73)	(.80) I	(.36)	(.06)
Net asset value, end of period	$ 8.14	$ 11.59	$ 11.41	$ 10.74
Total Return B, C, D	(23.83)%	8.65%	9.59%	7.98%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.29%	3.20%	2.82%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,993	$ 9,203	$ 7,871	$ 5,284
Portfolio turnover rate	51%	51%	56%	43% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.800 per share is comprised of distributions from net investment income of $.335 and distributions from net realized gain of $.465 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.41	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33	.37	.30	.08
Net realized and unrealized gain (loss)	(3.06)	.60	.72	.71
Total from investment operations	(2.73)	.97	1.02	.79
Distributions from net investment income	(.33)	(.32)	(.30)	(.05)
Distributions from net realized gain	(.39)	(.47)	(.05)	-
Total distributions	(.72)	(.79) I	(.35)	(.05)
Net asset value, end of period	$ 8.14	$ 11.59	$ 11.41	$ 10.74
Total Return B, C, D	(23.95)%	8.55%	9.48%	7.91%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.19%	3.10%	2.72%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 250	$ 449	$ 414	$ 378
Portfolio turnover rate	51%	51%	56%	43% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.788 per share is comprised of distributions from net investment income of $.323 and distributions from net realized gain of $.465 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.41	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.31	.35	.29	.07
Net realized and unrealized gain (loss)	(3.06)	.60	.71	.71
Total from investment operations	(2.75)	.95	1.00	.78
Distributions from net investment income	(.31)	(.31)	(.28)	(.04)
Distributions from net realized gain	(.39)	(.47)	(.05)	-
Total distributions	(.70)	(.77) I	(.33)	(.04)
Net asset value, end of period	$ 8.14	$ 11.59	$ 11.41	$ 10.74
Total Return B, C, D	(24.12)%	8.40%	9.34%	7.80%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	3.04%	2.95%	2.57%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 271	$ 456	$ 413	$ 377
Portfolio turnover rate	51%	51%	56%	43% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.771 per share is comprised of distributions from net investment income of $.306 and distributions from net realized gain of $.465 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.5	6.2
VIP Equity-Income Portfolio Initial Class	7.6	6.6
VIP Growth & Income Portfolio Initial Class	7.4	7.1
VIP Growth Portfolio Initial Class	7.3	7.5
VIP Mid Cap Portfolio Initial Class	2.7	2.7
VIP Value Portfolio Initial Class	6.7	5.8
VIP Value Strategies Portfolio Initial Class	2.9	2.4
	41.1	38.3
International Equity Funds
VIP Overseas Portfolio Initial Class	10.5	9.8
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	4.6	5.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	33.9	36.3
Short-Term Funds
VIP Money Market Portfolio Initial Class	9.9	10.4
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	41.1%
International Equity Funds	10.5%
High Yield Fixed-Income Funds	4.6%
Investment Grade Fixed-Income Funds	33.9%
Short-Term Funds	9.9%

Six months ago
Domestic Equity Funds	38.3%
International Equity Funds	9.8%
High Yield Fixed-Income Funds	5.2%
Investment Grade Fixed-Income Funds	36.3%
Short-Term Funds	10.4%

Expected
Domestic Equity Funds	40.0%
International Equity Funds	10.0%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	34.6%
Short-Term Funds	10.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Freedom Funds Portfolio

VIP Freedom 2010 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 51.6%
	Shares	Value
Domestic Equity Funds - 41.1%
VIP Contrafund Portfolio Initial Class	457,174	$ 7,035,906
VIP Equity-Income Portfolio Initial Class	628,049	8,277,689
VIP Growth & Income Portfolio Initial Class	917,362	8,063,612
VIP Growth Portfolio Initial Class	335,351	7,890,819
VIP Mid Cap Portfolio Initial Class	162,050	2,986,588
VIP Value Portfolio Initial Class	1,083,701	7,249,959
VIP Value Strategies Portfolio Initial Class	633,668	3,123,984
TOTAL DOMESTIC EQUITY FUNDS		44,628,557
International Equity Funds - 10.5%
VIP Overseas Portfolio Initial Class	933,198	11,357,015
TOTAL EQUITY FUNDS (Cost $87,464,620)		55,985,572
Fixed-Income Funds - 38.5%

High Yield Fixed-Income Funds - 4.6%
VIP High Income Portfolio Initial Class	1,260,862	4,993,015
Investment Grade Fixed-Income Funds - 33.9%
VIP Investment Grade Bond Portfolio Initial Class	3,109,225	36,813,224
TOTAL FIXED-INCOME FUNDS (Cost $46,128,252)		41,806,239
Short-Term Funds - 9.9%

VIP Money Market Portfolio Initial Class (Cost $10,694,014)	10,694,014	10,694,014
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $144,286,886)		$ 108,485,825
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 108,485,825	$ 108,485,825	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $144,286,886) - See accompanying schedule		$ 108,485,825
Cash		268
Receivable for investments sold		87,476
Receivable for fund shares sold		2,583
Total assets		108,576,152

Liabilities
Payable for investments purchased	$ 2,004
Payable for fund shares redeemed	89,563
Distribution fees payable	14,696
Total liabilities		106,263

Net Assets		$ 108,469,889
Net Assets consist of:
Paid in capital		$ 144,953,093
Undistributed net investment income		11,243
Accumulated undistributed net realized gain (loss) on investments		(693,386)
Net unrealized appreciation (depreciation) on investments		(35,801,061)
Net Assets		$ 108,469,889

Initial Class: Net Asset Value, offering price and redemption price per share ($24,961,924 ÷ 3,031,474 shares)		$ 8.23

Service Class: Net Asset Value, offering price and redemption price per share ($17,137,467 ÷ 2,082,737 shares)		$ 8.23

Service Class 2: Net Asset Value, offering price and redemption price per share ($66,370,498 ÷ 8,085,583 shares)		$ 8.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 3,841,069
Interest		75
Total income		3,841,144

Expenses
Distribution fees	$ 199,396
Independent trustees' compensation	493
Total expenses before reductions	199,889
Expense reductions	(493)	199,396
Net investment income (loss)		3,641,748
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(793,357)
Capital gain distributions from underlying funds	3,452,988	2,659,631
Change in net unrealized appreciation (depreciation) on underlying funds		(39,617,108)
Net gain (loss)		(36,957,477)
Net increase (decrease) in net assets resulting from operations		$ (33,315,729)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,641,748	$ 2,499,854
Net realized gain (loss)	2,659,631	3,742,046
Change in net unrealized appreciation (depreciation)	(39,617,108)	672,345
Net increase (decrease) in net assets resulting from operations	(33,315,729)	6,914,245
Distributions to shareholders from net investment income	(3,631,202)	(2,484,126)
Distributions to shareholders from net realized gain	(5,155,798)	(2,555,478)
Total distributions	(8,787,000)	(5,039,604)
Share transactions - net increase (decrease)	42,139,042	40,920,991
Total increase (decrease) in net assets	36,313	42,795,632

Net Assets
Beginning of period	108,433,576	65,637,944
End of period (including undistributed net investment income of $11,243 and undistributed net investment income of $699, respectively)	$ 108,469,889	$ 108,433,576

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.96	$ 11.59	$ 10.78	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.35	.36	.28	.11
Net realized and unrealized gain (loss)	(3.32)	.64	.78	.72
Total from investment operations	(2.97)	1.00	1.06	.83
Distributions from net investment income	(.31)	(.30)	(.20)	(.05)
Distributions from net realized gain	(.45)	(.33)	(.05)	-
Total distributions	(.76)	(.63)	(.25)	(.05)
Net asset value, end of period	$ 8.23	$ 11.96	$ 11.59	$ 10.78
Total Return B, C, D	(25.05)%	8.71%	9.82%	8.33%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.27%	2.95%	2.48%	1.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,962	$ 26,629	$ 20,992	$ 13,343
Portfolio turnover rate	34%	21%	24%	24% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.95	$ 11.58	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33	.35	.27	.10
Net realized and unrealized gain (loss)	(3.30)	.64	.78	.72
Total from investment operations	(2.97)	.99	1.05	.82
Distributions from net investment income	(.30)	(.29)	(.19)	(.05)
Distributions from net realized gain	(.45)	(.33)	(.05)	-
Total distributions	(.75)	(.62)	(.24)	(.05)
Net asset value, end of period	$ 8.23	$ 11.95	$ 11.58	$ 10.77
Total Return B, C, D	(25.08)%	8.65%	9.78%	8.17%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.17%	2.85%	2.39%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,137	$ 19,295	$ 5,984	$ 764
Portfolio turnover rate	34%	21%	24%	24% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 11.56	$ 10.76	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.32	.33	.25	.09
Net realized and unrealized gain (loss)	(3.29)	.64	.78	.72
Total from investment operations	(2.97)	.97	1.03	.81
Distributions from net investment income	(.29)	(.28)	(.18)	(.05)
Distributions from net realized gain	(.45)	(.33)	(.05)	-
Total distributions	(.74)	(.61)	(.23)	(.05)
Net asset value, end of period	$ 8.21	$ 11.92	$ 11.56	$ 10.76
Total Return B, C, D	(25.17)%	8.42%	9.58%	8.07%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	3.02%	2.70%	2.24%	1.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,370	$ 62,510	$ 38,662	$ 9,702
Portfolio turnover rate	34%	21%	24%	24% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2015 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.9	6.9
VIP Equity-Income Portfolio Initial Class	8.1	7.3
VIP Growth & Income Portfolio Initial Class	7.9	7.9
VIP Growth Portfolio Initial Class	7.8	8.5
VIP Mid Cap Portfolio Initial Class	2.9	3.0
VIP Value Portfolio Initial Class	7.1	6.5
VIP Value Strategies Portfolio Initial Class	3.1	2.7
	43.8	42.8
International Equity Funds
VIP Overseas Portfolio Initial Class	11.2	11.1
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	5.0	6.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	32.5	33.3
Short-Term Funds
VIP Money Market Portfolio Initial Class	7.5	6.6
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	43.8%
International Equity Funds	11.2%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	32.5%
Short-Term Funds	7.5%

Six months ago
Domestic Equity Funds	42.8%
International Equity Funds	11.1%
High Yield Fixed-Income Funds	6.2%
Investment Grade Fixed-Income Funds	33.3%
Short-Term Funds	6.6%

Expected
Domestic Equity Funds	41.9%
International Equity Funds	10.5%
High Yield Fixed-Income Funds	5.3%
Investment Grade Fixed-Income Funds	33.8%
Short-Term Funds	8.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Freedom 2015 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 55.0%
	Shares	Value
Domestic Equity Funds - 43.8%
VIP Contrafund Portfolio Initial Class	236,876	$ 3,645,528
VIP Equity-Income Portfolio Initial Class	325,661	4,292,216
VIP Growth & Income Portfolio Initial Class	475,247	4,177,423
VIP Growth Portfolio Initial Class	173,736	4,088,002
VIP Mid Cap Portfolio Initial Class	84,050	1,549,049
VIP Value Portfolio Initial Class	562,105	3,760,484
VIP Value Strategies Portfolio Initial Class	328,317	1,618,602
TOTAL DOMESTIC EQUITY FUNDS		23,131,304
International Equity Funds - 11.2%
VIP Overseas Portfolio Initial Class	483,837	5,888,291
TOTAL EQUITY FUNDS (Cost $46,187,918)		29,019,595
Fixed-Income Funds - 37.5%

High Yield Fixed-Income Funds - 5.0%
VIP High Income Portfolio Initial Class	664,102	2,629,844
Investment Grade Fixed-Income Funds - 32.5%
VIP Investment Grade Bond Portfolio Initial Class	1,449,189	17,158,396
TOTAL FIXED-INCOME FUNDS (Cost $22,110,232)		19,788,240
Short-Term Funds - 7.5%

VIP Money Market Portfolio Initial Class (Cost $3,966,257)	3,966,257	3,966,257
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $72,264,407)		$ 52,774,092
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 52,774,092	$ 52,774,092	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $72,264,407) - See accompanying schedule		$ 52,774,092
Receivable for investments sold		13,276
Receivable for fund shares sold		2,871
Total assets		52,790,239

Liabilities
Payable for investments purchased	$ 697
Payable for fund shares redeemed	15,973
Distribution fees payable	5,120
Total liabilities		21,790

Net Assets		$ 52,768,449
Net Assets consist of:
Paid in capital		$ 72,375,176
Undistributed net investment income		16,332
Accumulated undistributed net realized gain (loss) on investments		(132,744)
Net unrealized appreciation (depreciation) on investments		(19,490,315)
Net Assets		$ 52,768,449

Initial Class: Net Asset Value, offering price and redemption price per share ($25,977,195 ÷ 3,172,589 shares)		$ 8.19

Service Class: Net Asset Value, offering price and redemption price per share ($935,783 ÷ 114,298 shares)		$ 8.19

Service Class 2: Net Asset Value, offering price and redemption price per share ($25,855,471 ÷ 3,166,689 shares)		$ 8.16

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 1,834,165
Interest		14
Total income		1,834,179

Expenses
Distribution fees	$ 68,086
Independent trustees' compensation	250
Total expenses before reductions	68,336
Expense reductions	(250)	68,086
Net investment income (loss)		1,766,093
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(328,266)
Capital gain distributions from underlying funds	1,941,679	1,613,413
Change in net unrealized appreciation (depreciation) on underlying funds		(21,685,535)
Net gain (loss)		(20,072,122)
Net increase (decrease) in net assets resulting from operations		$ (18,306,029)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,766,093	$ 1,338,630
Net realized gain (loss)	1,613,413	2,342,494
Change in net unrealized appreciation (depreciation)	(21,685,535)	140,064
Net increase (decrease) in net assets resulting from operations	(18,306,029)	3,821,188
Distributions to shareholders from net investment income	(1,749,760)	(1,528,528)
Distributions to shareholders from net realized gain	(2,866,872)	(1,568,554)
Total distributions	(4,616,632)	(3,097,082)
Share transactions - net increase (decrease)	16,937,522	23,906,125
Total increase (decrease) in net assets	(5,985,139)	24,630,231

Net Assets
Beginning of period	58,753,588	34,123,357
End of period (including undistributed net investment income of $16,332 and $0, respectively)	$ 52,768,449	$ 58,753,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 11.93	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33	.37	.27	.11
Net realized and unrealized gain (loss)	(3.61)	.73	.94	.90
Total from investment operations	(3.28)	1.10	1.21	1.01
Distributions from net investment income	(.30)	(.36)	(.14)	(.06)
Distributions from net realized gain	(.52)	(.38)	(.09)	-
Total distributions	(.82) I	(.74)	(.23)	(.06)
Net asset value, end of period	$ 8.19	$ 12.29	$ 11.93	$ 10.95
Total Return B, C, D	(27.03)%	9.33%	11.04%	10.11%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.11%	2.93%	2.34%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,977	$ 33,780	$ 23,712	$ 13,930
Portfolio turnover rate	27%	18%	24%	38% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.817 per share is comprised of distributions from net investment income of $.302 and distributions from net realized gain of $.515 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 11.93	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.31	.35	.26	.10
Net realized and unrealized gain (loss)	(3.60)	.74	.94	.90
Total from investment operations	(3.29)	1.09	1.20	1.00
Distributions from net investment income	(.29)	(.35)	(.13)	(.05)
Distributions from net realized gain	(.52)	(.38)	(.09)	-
Total distributions	(.81) I	(.73)	(.22)	(.05)
Net asset value, end of period	$ 8.19	$ 12.29	$ 11.93	$ 10.95
Total Return B, C, D	(27.10)%	9.23%	10.94%	10.04%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.01%	2.83%	2.24%	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 936	$ 477	$ 427	$ 385
Portfolio turnover rate	27%	18%	24%	38% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.809 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.515 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 11.91	$ 10.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.30	.33	.24	.09
Net realized and unrealized gain (loss)	(3.61)	.74	.95	.90
Total from investment operations	(3.31)	1.07	1.19	.99
Distributions from net investment income	(.28)	(.34)	(.13)	(.05)
Distributions from net realized gain	(.52)	(.38)	(.09)	-
Total distributions	(.79) I	(.72)	(.22)	(.05)
Net asset value, end of period	$ 8.16	$ 12.26	$ 11.91	$ 10.94
Total Return B, C, D	(27.30)%	9.07%	10.84%	9.90%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.86%	2.68%	2.09%	1.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,855	$ 24,497	$ 9,984	$ 653
Portfolio turnover rate	27%	18%	24%	38% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.794 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.515 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	8.5	8.5
VIP Equity-Income Portfolio Initial Class	9.9	9.0
VIP Growth & Income Portfolio Initial Class	9.7	9.7
VIP Growth Portfolio Initial Class	9.5	10.3
VIP Mid Cap Portfolio Initial Class	3.6	3.7
VIP Value Portfolio Initial Class	8.7	8.0
VIP Value Strategies Portfolio Initial Class	3.7	3.3
	53.6	52.5
International Equity Funds
VIP Overseas Portfolio Initial Class	13.6	13.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	6.7	7.9
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	25.0	25.5
Short-Term Funds
VIP Money Market Portfolio Initial Class	1.1	0.5
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	53.6%
International Equity Funds	13.6%
High Yield Fixed-Income Funds	6.7%
Investment Grade Fixed-Income Funds	25.0%
Short-Term Funds	1.1%

Six months ago
Domestic Equity Funds	52.5%
International Equity Funds	13.6%
High Yield Fixed-Income Funds	7.9%
Investment Grade Fixed-Income Funds	25.5%
Short-Term Funds	0.5%
Cash Equivalents	0.0%

Expected
Domestic Equity Funds	51.5%
International Equity Funds	12.9%
High Yield Fixed-Income Funds	7.2%
Investment Grade Fixed-Income Funds	26.6%
Short-Term Funds	1.8%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Freedom Funds Portfolio

VIP Freedom 2020 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 67.2%
	Shares	Value
Domestic Equity Funds - 53.6%
VIP Contrafund Portfolio Initial Class	866,556	$ 13,336,294
VIP Equity-Income Portfolio Initial Class	1,190,590	15,691,980
VIP Growth & Income Portfolio Initial Class	1,739,208	15,287,640
VIP Growth Portfolio Initial Class	635,760	14,959,428
VIP Mid Cap Portfolio Initial Class	307,736	5,671,576
VIP Value Portfolio Initial Class	2,052,749	13,732,888
VIP Value Strategies Portfolio Initial Class	1,197,818	5,905,244
TOTAL DOMESTIC EQUITY FUNDS		84,585,050
International Equity Funds - 13.6%
VIP Overseas Portfolio Initial Class	1,769,393	21,533,511
TOTAL EQUITY FUNDS (Cost $171,774,720)		106,118,561
Fixed-Income Funds - 31.7%

High Yield Fixed-Income Funds - 6.7%
VIP High Income Portfolio Initial Class	2,672,540	10,583,259
Investment Grade Fixed-Income Funds - 25.0%
VIP Investment Grade Bond Portfolio Initial Class	3,331,853	39,449,144
TOTAL FIXED-INCOME FUNDS (Cost $57,505,446)		50,032,403
Short-Term Funds - 1.1%

VIP Money Market Portfolio Initial Class (Cost $1,808,494)	1,808,494	1,808,494
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $231,088,660)		$ 157,959,458
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 157,959,458	$ 157,959,458	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $231,088,660) - See accompanying schedule		$ 157,959,458
Cash		3,324
Receivable for fund shares sold		111,436
Total assets		158,074,218

Liabilities
Payable for investments purchased	$ 99,487
Payable for fund shares redeemed	8,122
Distribution fees payable	22,664
Total liabilities		130,273

Net Assets		$ 157,943,945
Net Assets consist of:
Paid in capital		$ 231,515,613
Undistributed net investment income		5,366
Accumulated undistributed net realized gain (loss) on investments		(447,832)
Net unrealized appreciation (depreciation) on investments		(73,129,202)
Net Assets		$ 157,943,945

Initial Class: Net Asset Value, offering price and redemption price per share ($33,088,700 ÷ 4,291,025 shares)		$ 7.71

Service Class: Net Asset Value, offering price and redemption price per share ($18,325,206 ÷ 2,379,170 shares)		$ 7.70

Service Class 2: Net Asset Value, offering price and redemption price per share ($106,530,039 ÷ 13,851,764 shares)		$ 7.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 5,321,741
Interest		185
Total income		5,321,926

Expenses
Distribution fees	$ 324,444
Independent trustees' compensation	733
Total expenses before reductions	325,177
Expense reductions	(733)	324,444
Net investment income (loss)		4,997,482
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(1,348,781)
Capital gain distributions from underlying funds	6,831,090	5,482,309
Change in net unrealized appreciation (depreciation) on underlying funds		(78,200,658)
Net gain (loss)		(72,718,349)
Net increase (decrease) in net assets resulting from operations		$ (67,720,867)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,997,482	$ 3,296,521
Net realized gain (loss)	5,482,309	7,551,987
Change in net unrealized appreciation (depreciation)	(78,200,658)	(232,295)
Net increase (decrease) in net assets resulting from operations	(67,720,867)	10,616,213
Distributions to shareholders from net investment income	(4,992,116)	(3,307,398)
Distributions to shareholders from net realized gain	(9,810,575)	(4,726,644)
Total distributions	(14,802,691)	(8,034,042)
Share transactions - net increase (decrease)	69,726,224	83,437,561
Total increase (decrease) in net assets	(12,797,334)	86,019,732

Net Assets
Beginning of period	170,741,279	84,721,547
End of period (including undistributed net investment income of $5,366 and $0, respectively)	$ 157,943,945	$ 170,741,279

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 12.10	$ 11.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.32	.35	.26	.13
Net realized and unrealized gain (loss)	(4.38)	.88	1.06	1.00
Total from investment operations	(4.06)	1.23	1.32	1.13
Distributions from net investment income	(.28)	(.27)	(.18)	(.06)
Distributions from net realized gain	(.59)	(.43)	(.11)	-
Total distributions	(.86) J	(.70) I	(.29)	(.06)
Net asset value, end of period	$ 7.71	$ 12.63	$ 12.10	$ 11.07
Total Return B, C, D	(32.60)%	10.23%	11.95%	11.34%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.07%	2.76%	2.21%	1.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,089	$ 31,465	$ 21,356	$ 16,085
Portfolio turnover rate	24%	12%	21%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.698 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.425 per share.

J Total distributions of $.864 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.585 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.62	$ 12.09	$ 11.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.31	.34	.25	.12
Net realized and unrealized gain (loss)	(4.38)	.88	1.06	1.01
Total from investment operations	(4.07)	1.22	1.31	1.13
Distributions from net investment income	(.27)	(.26)	(.18)	(.06)
Distributions from net realized gain	(.59)	(.43)	(.11)	-
Total distributions	(.85) J	(.69) I	(.29)	(.06)
Net asset value, end of period	$ 7.70	$ 12.62	$ 12.09	$ 11.07
Total Return B, C, D	(32.71)%	10.17%	11.81%	11.30%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.97%	2.66%	2.11%	1.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,325	$ 19,881	$ 6,555	$ 1,586
Portfolio turnover rate	24%	12%	21%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.689 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.425 per share.

J Total distributions of $.854 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.585 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 12.08	$ 11.06	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.30	.32	.23	.11
Net realized and unrealized gain (loss)	(4.37)	.87	1.07	1.01
Total from investment operations	(4.07)	1.19	1.30	1.12
Distributions from net investment income	(.26)	(.25)	(.17)	(.06)
Distributions from net realized gain	(.59)	(.43)	(.11)	-
Total distributions	(.84) J	(.67) I	(.28)	(.06)
Net asset value, end of period	$ 7.69	$ 12.60	$ 12.08	$ 11.06
Total Return B, C, D	(32.80)%	9.97%	11.70%	11.17%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.82%	2.51%	1.96%	1.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,530	$ 119,395	$ 56,810	$ 16,414
Portfolio turnover rate	24%	12%	21%	14% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.674 per share is comprised of distributions from net investment income of $.249 and distributions from net realized gain of $.425 per share.

J Total distributions of $.840 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.585 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2025 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	9.0	8.9
VIP Equity-Income Portfolio Initial Class	10.6	9.4
VIP Growth & Income Portfolio Initial Class	10.3	10.2
VIP Growth Portfolio Initial Class	10.1	10.8
VIP Mid Cap Portfolio Initial Class	3.8	3.9
VIP Value Portfolio Initial Class	9.2	8.4
VIP Value Strategies Portfolio Initial Class	4.0	3.4
	57.0	55.0
International Equity Funds
VIP Overseas Portfolio Initial Class	14.5	14.3
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	6.8	8.0
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	21.7	22.7
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	57.0%
International Equity Funds	14.5%
High Yield Fixed-Income Funds	6.8%
Investment Grade Fixed-Income Funds	21.7%

Six months ago
Domestic Equity Funds	55.0%
International Equity Funds	14.3%
High Yield Fixed-Income Funds	8.0%
Investment Grade Fixed-Income Funds	22.7%

Expected
Domestic Equity Funds	56.0%
International Equity Funds	14.0%
High Yield Fixed-Income Funds	7.5%
Investment Grade Fixed-Income Funds	22.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Freedom Funds Portfolio

VIP Freedom 2025 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 71.5%
	Shares	Value
Domestic Equity Funds - 57.0%
VIP Contrafund Portfolio Initial Class	88,064	$ 1,355,307
VIP Equity-Income Portfolio Initial Class	121,034	1,595,222
VIP Growth & Income Portfolio Initial Class	176,823	1,554,270
VIP Growth Portfolio Initial Class	64,570	1,519,341
VIP Mid Cap Portfolio Initial Class	31,232	575,598
VIP Value Portfolio Initial Class	208,716	1,396,308
VIP Value Strategies Portfolio Initial Class	121,933	601,127
TOTAL DOMESTIC EQUITY FUNDS		8,597,173
International Equity Funds - 14.5%
VIP Overseas Portfolio Initial Class	179,991	2,190,491
TOTAL EQUITY FUNDS (Cost $17,983,977)		10,787,664
Fixed-Income Funds - 28.5%

High Yield Fixed-Income Funds - 6.8%
VIP High Income Portfolio Initial Class	260,275	1,030,689
Investment Grade Fixed-Income Funds - 21.7%
VIP Investment Grade Bond Portfolio Initial Class	276,729	3,276,473
TOTAL FIXED-INCOME FUNDS (Cost $5,050,431)		4,307,162
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $23,034,408)		$ 15,094,826
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 15,094,826	$ 15,094,826	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $23,034,408) - See accompanying schedule		$ 15,094,826
Cash		57
Receivable for investments sold		177,456
Receivable for fund shares sold		412
Total assets		15,272,751

Liabilities
Payable for investments purchased	$ 356
Payable for fund shares redeemed	177,562
Distribution fees payable	741
Total liabilities		178,659

Net Assets		$ 15,094,092
Net Assets consist of:
Paid in capital		$ 23,136,676
Undistributed net investment income		19,569
Accumulated undistributed net realized gain (loss) on investments		(122,571)
Net unrealized appreciation (depreciation) on investments		(7,939,582)
Net Assets		$ 15,094,092

Initial Class: Net Asset Value, offering price and redemption price per share ($11,015,182 ÷ 1,470,768 shares)		$ 7.49

Service Class: Net Asset Value, offering price and redemption price per share ($402,750 ÷ 53,771 shares)		$ 7.49

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,676,160 ÷ 491,917 shares)		$ 7.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 536,616
Interest		6
Total income		536,622

Expenses
Distribution fees	$ 10,868
Independent trustees' compensation	80
Total expenses before reductions	10,948
Expense reductions	(80)	10,868
Net investment income (loss)		525,754
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(240,587)
Capital gain distributions from underlying funds	826,156	585,569
Change in net unrealized appreciation (depreciation) on underlying funds		(8,576,048)
Net gain (loss)		(7,990,479)
Net increase (decrease) in net assets resulting from operations		$ (7,464,725)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 525,754	$ 390,473
Net realized gain (loss)	585,569	899,076
Change in net unrealized appreciation (depreciation)	(8,576,048)	(188,158)
Net increase (decrease) in net assets resulting from operations	(7,464,725)	1,101,391
Distributions to shareholders from net investment income	(506,184)	(392,829)
Distributions to shareholders from net realized gain	(1,184,051)	(575,210)
Total distributions	(1,690,235)	(968,039)
Share transactions - net increase (decrease)	4,557,173	10,198,355
Total increase (decrease) in net assets	(4,597,787)	10,331,707

Net Assets
Beginning of period	19,691,879	9,360,172
End of period (including undistributed net investment income of $19,569 and $0, respectively)	$ 15,094,092	$ 19,691,879

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.71	$ 12.18	$ 11.16	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.31	.38	.23	.11
Net realized and unrealized gain (loss)	(4.58)	.89	1.17	1.12
Total from investment operations	(4.27)	1.27	1.40	1.23
Distributions from net investment income	(.28)	(.27)	(.21)	(.07)
Distributions from net realized gain	(.67)	(.47)	(.17)	-
Total distributions	(.95)	(.74)	(.38)	(.07)
Net asset value, end of period	$ 7.49	$ 12.71	$ 12.18	$ 11.16
Total Return B, C, D	(34.16)%	10.50%	12.49%	12.25%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.90%	2.95%	1.95%	1.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,015	$ 15,197	$ 8,363	$ 4,825
Portfolio turnover rate	36%	20%	49%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.70	$ 12.18	$ 11.16	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.29	.37	.22	.10
Net realized and unrealized gain (loss)	(4.56)	.87	1.16	1.12
Total from investment operations	(4.27)	1.24	1.38	1.22
Distributions from net investment income	(.27)	(.25)	(.19)	(.06)
Distributions from net realized gain	(.67)	(.47)	(.17)	-
Total distributions	(.94)	(.72)	(.36)	(.06)
Net asset value, end of period	$ 7.49	$ 12.70	$ 12.18	$ 11.16
Total Return B, C, D	(34.20)%	10.31%	12.39%	12.18%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.80%	2.85%	1.85%	1.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 403	$ 497	$ 441	$ 393
Portfolio turnover rate	36%	20%	49%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 12.17	$ 11.16	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.28	.35	.20	.09
Net realized and unrealized gain (loss)	(4.57)	.89	1.16	1.12
Total from investment operations	(4.29)	1.24	1.36	1.21
Distributions from net investment income	(.25)	(.26)	(.18)	(.05)
Distributions from net realized gain	(.67)	(.47)	(.17)	-
Total distributions	(.92)	(.73)	(.35)	(.05)
Net asset value, end of period	$ 7.47	$ 12.68	$ 12.17	$ 11.16
Total Return B, C, D	(34.36)%	10.26%	12.18%	12.07%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.65%	2.70%	1.70%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,676	$ 3,998	$ 556	$ 392
Portfolio turnover rate	36%	20%	49%	9% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

VIP Freedom 2030 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.2	10.4
VIP Equity-Income Portfolio Initial Class	12.0	10.9
VIP Growth & Income Portfolio Initial Class	11.7	11.8
VIP Growth Portfolio Initial Class	11.4	12.6
VIP Mid Cap Portfolio Initial Class	4.3	4.5
VIP Value Portfolio Initial Class	10.5	9.7
VIP Value Strategies Portfolio Initial Class	4.5	4.0
	64.6	63.9
International Equity Funds
VIP Overseas Portfolio Initial Class	16.5	16.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Initial Class	6.9	8.0
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Initial Class	12.0	11.5
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	64.6%
International Equity Funds	16.5%
High Yield Fixed-Income Funds	6.9%
Investment Grade Fixed-Income Funds	12.0%

Six months ago
Domestic Equity Funds	63.9%
International Equity Funds	16.6%
High Yield Fixed-Income Funds	8.0%
Investment Grade Fixed-Income Funds	11.5%

Expected
Domestic Equity Funds	62.8%
International Equity Funds	15.7%
High Yield Fixed-Income Funds	7.5%
Investment Grade Fixed-Income Funds	14.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Freedom 2030 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 81.1%
	Shares	Value
Domestic Equity Funds - 64.6%
VIP Contrafund Portfolio Initial Class	325,490	$ 5,009,298
VIP Equity-Income Portfolio Initial Class	446,925	5,890,478
VIP Growth & Income Portfolio Initial Class	653,728	5,746,267
VIP Growth Portfolio Initial Class	239,089	5,625,759
VIP Mid Cap Portfolio Initial Class	115,399	2,126,801
VIP Value Portfolio Initial Class	770,929	5,157,518
VIP Value Strategies Portfolio Initial Class	449,739	2,217,212
TOTAL DOMESTIC EQUITY FUNDS		31,773,333
International Equity Funds - 16.5%
VIP Overseas Portfolio Initial Class	664,624	8,088,480
TOTAL EQUITY FUNDS (Cost $65,514,353)		39,861,813
Fixed-Income Funds - 18.9%

High Yield Fixed-Income Funds - 6.9%
VIP High Income Portfolio Initial Class	854,725	3,384,710
Investment Grade Fixed-Income Funds - 12.0%
VIP Investment Grade Bond Portfolio Initial Class	500,467	5,925,524
TOTAL FIXED-INCOME FUNDS (Cost $11,343,631)		9,310,234
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $76,857,984)		$ 49,172,047
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 49,172,047	$ 49,172,047	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $76,857,984) - See accompanying schedule		$ 49,172,047
Cash		27
Receivable for fund shares sold		16,835
Total assets		49,188,909

Liabilities
Payable for investments purchased	$ 3,842
Payable for fund shares redeemed	16,946
Distribution fees payable	4,640
Total liabilities		25,428

Net Assets		$ 49,163,481
Net Assets consist of:
Paid in capital		$ 77,318,079
Undistributed net investment income		7,647
Accumulated undistributed net realized gain (loss) on investments		(476,308)
Net unrealized appreciation (depreciation) on investments		(27,685,937)
Net Assets		$ 49,163,481

Initial Class: Net Asset Value, offering price and redemption price per share ($19,592,314 ÷ 2,751,203 shares)		$ 7.12

Service Class: Net Asset Value, offering price and redemption price per share ($10,298,359 ÷ 1,447,095 shares)		$ 7.12

Service Class 2: Net Asset Value, offering price and redemption price per share ($19,272,808 ÷ 2,711,654 shares)		$ 7.11

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Statement of Operations

	Year ended December 31, 2008
Investment Income
Income distributions from underlying funds		$ 1,543,616
Interest		26
Total income		1,543,642

Expenses
Distribution fees	$ 71,729
Independent trustees' compensation	247
Total expenses before reductions	71,976
Expense reductions	(247)	71,729
Net investment income (loss)		1,471,913
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(604,990)
Capital gain distributions from underlying funds	2,913,771	2,308,781
Change in net unrealized appreciation (depreciation) on underlying funds		(30,214,024)
Net gain (loss)		(27,905,243)
Net increase (decrease) in net assets resulting from operations		$ (26,433,330)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,471,913	$ 1,188,296
Net realized gain (loss)	2,308,781	3,391,629
Change in net unrealized appreciation (depreciation)	(30,214,024)	(28,674)
Net increase (decrease) in net assets resulting from operations	(26,433,330)	4,551,251
Distributions to shareholders from net investment income	(1,464,267)	(1,194,475)
Distributions to shareholders from net realized gain	(4,501,383)	(2,163,007)
Total distributions	(5,965,650)	(3,357,482)
Share transactions - net increase (decrease)	20,763,431	25,665,961
Total increase (decrease) in net assets	(11,635,549)	26,859,730

Net Assets
Beginning of period	60,799,030	33,939,300
End of period (including undistributed net investment income of $7,647 and $0, respectively)	$ 49,163,481	$ 60,799,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 12.44	$ 11.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.28	.34	.24	.13
Net realized and unrealized gain (loss)	(5.14)	1.06	1.25	1.21
Total from investment operations	(4.86)	1.40	1.49	1.34
Distributions from net investment income	(.25)	(.28)	(.19)	(.07)
Distributions from net realized gain	(.80)	(.54)	(.13)	-
Total distributions	(1.04) I	(.82)	(.32)	(.07)
Net asset value, end of period	$ 7.12	$ 13.02	$ 12.44	$ 11.27
Total Return B, C, D	(38.04)%	11.37%	13.20%	13.35%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.69%	2.56%	2.05%	1.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,592	$ 23,767	$ 14,298	$ 8,262
Portfolio turnover rate	23%	17%	32%	33% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $1.040 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.795 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 13.01	$ 12.44	$ 11.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.33	.23	.12
Net realized and unrealized gain (loss)	(5.13)	1.05	1.25	1.21
Total from investment operations	(4.86)	1.38	1.48	1.33
Distributions from net investment income	(.24)	(.27)	(.18)	(.06)
Distributions from net realized gain	(.80)	(.54)	(.13)	-
Total distributions	(1.03) I	(.81)	(.31)	(.06)
Net asset value, end of period	$ 7.12	$ 13.01	$ 12.44	$ 11.27
Total Return B, C, D	(38.08)%	11.21%	13.15%	13.30%
Ratios to Average Net Assets F, H
Expenses before reductions	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.59%	2.46%	1.95%	1.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,298	$ 12,884	$ 3,867	$ 958
Portfolio turnover rate	23%	17%	32%	33% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $1.030 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.795 per share.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Funds Portfolio

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.99	$ 12.42	$ 11.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.26	.31	.21	.11
Net realized and unrealized gain (loss)	(5.12)	1.05	1.25	1.21
Total from investment operations	(4.86)	1.36	1.46	1.32
Distributions from net investment income	(.22)	(.25)	(.17)	(.06)
Distributions from net realized gain	(.80)	(.54)	(.13)	-
Total distributions	(1.02) I	(.79)	(.30)	(.06)
Net asset value, end of period	$ 7.11	$ 12.99	$ 12.42	$ 11.26
Total Return B, C, D	(38.17)%	11.08%	12.92%	13.16%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.44%	2.31%	1.80%	1.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,273	$ 24,148	$ 15,774	$ 7,396
Portfolio turnover rate	23%	17%	32%	33% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $1.016 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.795 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio and VIP Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V. Variable Insurance Products Fund V (the trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for each Fund's investments is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

VIP Freedom Funds Portfolio

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Freedom Income	$ 16,196,296	$ 89,107	$ (2,212,815)	$ (2,123,708)
VIP Freedom 2005	8,541,699	63,340	(2,091,584)	(2,028,244)
VIP Freedom 2010	145,253,211	1,072,706	(37,840,092)	(36,767,386)
VIP Freedom 2015	72,678,680	514,986	(20,419,574)	(19,904,588)
VIP Freedom 2020	232,495,074	1,450,345	(75,985,961)	(74,535,616)
VIP Freedom 2025	23,280,633	132,731	(8,318,538)	(8,185,807)
VIP Freedom 2030	77,646,830	401,169	(28,875,952)	(28,474,783)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
VIP Freedom Income	$ 47,083	$ 67,471
VIP Freedom 2005	408	142,902
VIP Freedom 2010	266,015	467,586
VIP Freedom 2015	117,324	259,259
VIP Freedom 2020	234,316	876,034
VIP Freedom 2025	66,859	109,419
VIP Freedom 2030	202,395	482,107

The tax character of distributions paid was as follows:

December 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 622,978	$ 158,619	$ 781,597
VIP Freedom 2005	326,089	217,871	543,960
VIP Freedom 2010	4,620,754	4,166,246	8,787,000
VIP Freedom 2015	2,351,966	2,264,666	4,616,632
VIP Freedom 2020	6,995,845	7,806,846	14,802,691
VIP Freedom 2025	749,767	940,468	1,690,235
VIP Freedom 2030	2,310,990	3,654,660	5,965,650
December 31, 2007
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 623,460	$ 57,167	$ 680,627
VIP Freedom 2005	389,918	250,572	640,490
VIP Freedom 2010	3,554,163	1,485,441	5,039,604
VIP Freedom 2015	2,166,906	930,176	3,097,082
VIP Freedom 2020	5,419,053	2,614,989	8,034,042
VIP Freedom 2025	671,787	296,252	968,039
VIP Freedom 2030	2,172,376	1,185,106	3,357,482

3. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	10,963,002	8,574,824
VIP Freedom 2005	4,008,320	5,048,917
VIP Freedom 2010	79,999,321	39,552,217
VIP Freedom 2015	31,930,024	15,900,961
VIP Freedom 2020	109,083,311	42,341,485
VIP Freedom 2025	11,014,744	6,795,742
VIP Freedom 2030	32,632,559	13,446,141

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
VIP Freedom Income	$ 364	$ 12,865	$ 13,229
VIP Freedom 2005	384	1,001	1,385
VIP Freedom 2010	21,416	177,980	199,396
VIP Freedom 2015	800	67,286	68,086
VIP Freedom 2020	20,845	303,599	324,444
VIP Freedom 2025	513	10,355	10,868
VIP Freedom 2030	12,575	59,154	71,729

6. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

VIP Freedom Income
Initial Class	.00%	$ 42
Service Class	.10%	1
Service Class 2.25%		22
VIP Freedom 2005
Initial Class	.00%	31
Service Class	.10%	2
Service Class 2.25%		1

VIP Freedom Funds Portfolio

6. Expense Reductions - continued

	Expense Limitations	Reimbursement from adviser
VIP Freedom 2010
Initial Class	.00%	$ 104
Service Class	.10%	90
Service Class 2.25%		299
VIP Freedom 2015
Initial Class	.00%	132
Service Class	.10%	4
Service Class 2.25%		114
VIP Freedom 2020
Initial Class	.00%	132
Service Class	.10%	88
Service Class 2.25%		513
VIP Freedom 2025
Initial Class	.00%	60
Service Class	.10%	2
Service Class 2.25%		18
VIP Freedom 2030
Initial Class	.00%	91
Service Class	.10%	54
Service Class 2.25%		102

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 15% of the total outstanding shares of VIP Value Portfolio. The Funds, in aggregate, were the owners of record of approximately 36% of the total outstanding shares of VIP Value Portfolio. In addition, at the end of the period, FMR or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	57%	1	21%
VIP Freedom 2005	97%	-	-
VIP Freedom 2010	16%	2	65%
VIP Freedom 2015	46%	1	36%
VIP Freedom 2020	12%	2	69%
VIP Freedom 2025	62%	1	12%
VIP Freedom 2030	23%	1	49%

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
VIP Freedom Income
From net investment income
Initial Class	$ 342,108	$ 389,472
Service Class	9,625	15,761
Service Class 2	174,408	131,697
Total	$ 526,141	$ 536,930
From net realized gain
Initial Class	$ 163,837	$ 105,776
Service Class	5,784	4,392
Service Class 2	85,835	33,529
Total	$ 255,456	$ 143,697
VIP Freedom 2005
From net investment income
Initial Class	$ 235,259	$ 251,310
Service Class	9,509	11,833
Service Class 2	9,697	11,404
Total	$ 254,465	$ 274,547
From net realized gain
Initial Class	$ 261,600	$ 331,682
Service Class	13,696	16,986
Service Class 2	14,199	17,275
Total	$ 289,495	$ 365,943
VIP Freedom 2010
From net investment income
Initial Class	$ 879,990	$ 656,116
Service Class	584,602	445,976
Service Class 2	2,166,610	1,382,034
Total	$ 3,631,202	$ 2,484,126
From net realized gain
Initial Class	$ 1,178,617	$ 670,107
Service Class	892,278	394,049
Service Class 2	3,084,903	1,491,322
Total	$ 5,155,798	$ 2,555,478
VIP Freedom 2015
From net investment income
Initial Class	$ 893,010	$ 919,677
Service Class	31,201	12,891
Service Class 2	825,549	595,960
Total	$ 1,749,760	$ 1,528,528
From net realized gain
Initial Class	$ 1,475,663	$ 938,900
Service Class	39,174	13,956
Service Class 2	1,352,035	615,698
Total	$ 2,866,872	$ 1,568,554
VIP Freedom 2020
From net investment income
Initial Class	$ 1,106,016	$ 652,197
Service Class	591,348	399,422
Service Class 2	3,294,752	2,255,779
Total	$ 4,992,116	$ 3,307,398
From net realized gain
Initial Class	$ 1,930,092	$ 924,317
Service Class	1,167,918	520,253
Service Class 2	6,712,565	3,282,074
Total	$ 9,810,575	$ 4,726,644

VIP Freedom Funds Portfolio

8. Distributions to Shareholders - continued

Years ended December 31,	2008	2007
VIP Freedom 2025
From net investment income
Initial Class	$ 378,457	$ 306,188
Service Class	13,104	9,470
Service Class 2	114,623	77,171
Total	$ 506,184	$ 392,829
From net realized gain
Initial Class	$ 875,799	$ 464,560
Service Class	30,040	17,406
Service Class 2	278,212	93,244
Total	$ 1,184,051	$ 575,210
VIP Freedom 2030
From net investment income
Initial Class	$ 612,209	$ 488,612
Service Class	305,151	255,840
Service Class 2	546,907	450,023
Total	$ 1,464,267	$ 1,194,475
From net realized gain
Initial Class	$ 1,733,730	$ 856,913
Service Class	950,997	417,687
Service Class 2	1,816,656	888,407
Total	$ 4,501,383	$ 2,163,007

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
VIP Freedom Income
Initial Class
Shares sold	501,867	685,787	$ 5,160,698	$ 7,557,523
Reinvestment of distributions	54,264	45,868	505,945	495,249
Shares redeemed	(502,710)	(680,725)	(5,106,372)	(7,558,034)
Net increase (decrease)	53,421	50,930	$ 560,271	$ 494,738
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	1,638	1,867	15,409	20,153
Shares redeemed	(11,726)	-	(117,173)	-
Net increase (decrease)	(10,088)	1,867	$ (101,764)	$ 20,153
Service Class 2
Shares sold	426,084	255,437	$ 4,408,106	$ 2,785,548
Reinvestment of distributions	27,979	15,330	260,243	165,225
Shares redeemed	(256,554)	(37,092)	(2,643,621)	(408,034)
Net increase (decrease)	197,509	233,675	$ 2,024,728	$ 2,542,739
VIP Freedom 2005
Initial Class
Shares sold	242,328	398,715	$ 2,371,698	$ 4,787,205
Reinvestment of distributions	56,912	50,295	496,859	582,992
Shares redeemed	(356,607)	(344,897)	(3,719,706)	(4,068,626)
Net increase (decrease)	(57,367)	104,113	$ (851,149)	$ 1,301,571
Service Class
Shares sold	2,473	-	$ 27,313	$ -
Reinvestment of distributions	2,588	2,487	23,205	28,820
Shares redeemed	(13,073)	-	(125,257)	-
Net increase (decrease)	(8,012)	2,487	$ (74,739)	$ 28,820

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Service Class 2
Shares sold	6,415	726	$ 68,692	$ 8,434
Reinvestment of distributions	2,671	2,477	23,896	28,679
Shares redeemed	(15,209)	(16)	(146,978)	(187)
Net increase (decrease)	(6,123)	3,187	$ (54,390)	$ 36,926
VIP Freedom 2010
Initial Class
Shares sold	1,588,087	828,873	$ 15,588,024	$ 10,012,337
Reinvestment of distributions	241,127	111,133	2,058,607	1,326,223
Shares redeemed	(1,023,987)	(525,621)	(10,667,881)	(6,297,794)
Net increase (decrease)	805,227	414,385	$ 6,978,750	$ 5,040,766
Service Class
Shares sold	1,354,835	1,541,928	$ 14,958,079	$ 18,694,544
Reinvestment of distributions	170,760	70,366	1,476,880	840,025
Shares redeemed	(1,057,559)	(514,426)	(11,040,748)	(6,273,125)
Net increase (decrease)	468,036	1,097,868	$ 5,394,211	$ 13,261,444
Service Class 2
Shares sold	3,767,360	2,466,070	$ 40,373,035	$ 29,558,142
Reinvestment of distributions	617,836	241,528	5,251,513	2,873,356
Shares redeemed	(1,542,192)	(810,681)	(15,858,467)	(9,812,717)
Net increase (decrease)	2,843,004	1,896,917	$ 29,766,081	$ 22,618,781
VIP Freedom 2015
Initial Class
Shares sold	864,084	1,246,967	$ 9,344,841	$ 15,630,773
Reinvestment of distributions	272,518	151,849	2,368,673	1,858,577
Shares redeemed	(711,609)	(639,202)	(7,583,543)	(8,014,311)
Net increase (decrease)	424,993	759,614	$ 4,129,971	$ 9,475,039
Service Class
Shares sold	110,778	810	$ 1,208,360	$ 10,000
Reinvestment of distributions	8,470	2,195	70,375	26,847
Shares redeemed	(43,770)	-	(414,381)	-
Net increase (decrease)	75,478	3,005	$ 864,354	$ 36,847
Service Class 2
Shares sold	1,456,696	1,142,941	$ 15,483,358	$ 14,217,661
Reinvestment of distributions	253,978	99,078	2,177,584	1,211,658
Shares redeemed	(542,000)	(82,606)	(5,717,745)	(1,035,080)
Net increase (decrease)	1,168,674	1,159,413	$ 11,943,197	$ 14,394,239
VIP Freedom 2020
Initial Class
Shares sold	2,300,782	1,051,777	$ 22,696,854	$ 13,569,797
Reinvestment of distributions	371,405	125,271	3,036,108	1,576,514
Shares redeemed	(871,954)	(450,780)	(9,328,353)	(5,731,905)
Net increase (decrease)	1,800,233	726,268	$ 16,404,609	$ 9,414,406
Service Class
Shares sold	1,283,889	1,195,293	$ 13,856,609	$ 15,239,157
Reinvestment of distributions	211,762	72,983	1,759,266	919,675
Shares redeemed	(692,253)	(234,570)	(7,391,665)	(3,023,931)
Net increase (decrease)	803,398	1,033,706	$ 8,224,210	$ 13,134,901
Service Class 2
Shares sold	5,054,668	4,990,327	$ 54,645,306	$ 63,745,796
Reinvestment of distributions	1,209,010	440,649	10,007,317	5,537,853
Shares redeemed	(1,890,076)	(656,261)	(19,555,218)	(8,395,395)
Net increase (decrease)	4,373,602	4,774,715	$ 45,097,405	$ 60,888,254

VIP Freedom Funds Portfolio

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
VIP Freedom 2025
Initial Class
Shares sold	405,260	622,753	$ 4,339,557	$ 8,070,203
Reinvestment of distributions	153,830	60,941	1,254,256	770,748
Shares redeemed	(284,309)	(174,322)	(3,007,681)	(2,213,504)
Net increase (decrease)	274,781	509,372	$ 2,586,132	$ 6,627,447
Service Class
Shares sold	33,255	788	$ 368,879	$ 10,000
Reinvestment of distributions	5,340	2,131	43,144	26,876
Shares redeemed	(23,972)	-	(225,727)	-
Net increase (decrease)	14,623	2,919	$ 186,296	$ 36,876
Service Class 2
Shares sold	353,793	265,377	$ 3,728,912	$ 3,480,937
Reinvestment of distributions	48,506	13,434	392,835	170,415
Shares redeemed	(225,738)	(9,100)	(2,337,002)	(117,320)
Net increase (decrease)	176,561	269,711	$ 1,784,745	$ 3,534,032
VIP Freedom 2030
Initial Class
Shares sold	1,203,500	996,989	$ 11,609,004	$ 13,223,488
Reinvestment of distributions	303,094	103,604	2,345,939	1,345,525
Shares redeemed	(580,249)	(424,689)	(6,180,905)	(5,631,778)
Net increase (decrease)	926,345	675,904	$ 7,774,038	$ 8,937,235
Service Class
Shares sold	643,764	734,873	$ 7,092,703	$ 9,669,259
Reinvestment of distributions	159,930	51,784	1,256,148	673,527
Shares redeemed	(346,804)	(107,374)	(3,804,921)	(1,424,042)
Net increase (decrease)	456,890	679,283	$ 4,543,930	$ 8,918,744
Service Class 2
Shares sold	918,652	711,415	$ 9,828,127	$ 9,456,604
Reinvestment of distributions	300,575	103,352	2,363,563	1,338,430
Shares redeemed	(366,117)	(226,223)	(3,746,227)	(2,985,052)
Net increase (decrease)	853,110	588,544	$ 8,445,463	$ 7,809,982

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom 2030 Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom 2030 Portfolio (the Funds), each a fund of the Variable Insurance Products V Trust, including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 26, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, and VIP Freedom 2030 Portfolio as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period from April 26, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2009

VIP Freedom Funds Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. If the interests of a fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment:2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Ren Y. Cheng (51)

 Year of Election or Appointment: 2007

Vice President of Asset Allocation Funds. Mr. Cheng also serves as Group Chief Investment Officer, Asset Allocation of FMR. Previously, Mr. Cheng served as a portfolio manager for the Fidelity Freedom Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

VIP Freedom Funds Portfolio

Distributions

The Board of Trustees of each portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/20/09	02/20/09	$__	$0.08
Service Class	02/20/09	02/20/09	$__	$0.08
Service Class 2	02/20/09	02/20/09	$__	$0.08
VIP Freedom 2005 Portfolio
Initial Class	02/20/09	02/20/09	$__	$0.19
Service Class	02/20/09	02/20/09	$__	$0.19
Service Class 2	02/20/09	02/20/09	$__	$0.19
VIP Freedom 2010 Portfolio
Initial Class	02/20/09	02/20/09	$__	$0.06
Service Class	02/20/09	02/20/09	$__	$0.06
Service Class 2	02/20/09	02/20/09	$__	$0.06
VIP Freedom 2015 Portfolio
Initial Class	02/20/09	02/20/09	$__	$0.06
Service Class	02/20/09	02/20/09	$__	$0.06
Service Class 2	02/20/09	02/20/09	$__	$0.06
VIP Freedom 2020 Portfolio
Initial Class	02/20/09	02/20/09	$__	$0.06
Service Class	02/20/09	02/20/09	$__	$0.06
Service Class 2	02/20/09	02/20/09	$__	$0.06
VIP Freedom 2025 Portfolio
Initial Class	02/20/09	02/20/09	$0.01	$0.08
Service Class	02/20/09	02/20/09	$0.01	$0.08
Service Class 2	02/20/09	02/20/09	$0.01	$0.08
VIP Freedom 2030 Portfolio
Initial Class	02/20/09	02/20/09	$__	$0.11
Service Class	02/20/09	02/20/09	$__	$0.11
Service Class 2	02/20/09	02/20/09	$__	$0.11

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2008, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Income Portfolio	$99,687
VIP Freedom 2005 Portfolio	$187,238
VIP Freedom 2010 Portfolio	$2,828,474
VIP Freedom 2015 Portfolio	$1,402,816
VIP Freedom 2020 Portfolio	$4,802,016
VIP Freedom 2025 Portfolio	$573,739
VIP Freedom 2030 Portfolio	$2,420,239

VIP Freedom Funds Portfolio

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	February 2008	December 2008
VIP Freedom Income Portfolio
Initial Class	3%	9%
Service Class	3%	10%
Service Class 2	3%	10%
VIP Freedom 2005 Portfolio
Initial Class	4%	16%
Service Class	4%	17%
Service Class 2	4%	18%
VIP Freedom 2010 Portfolio
Initial Class	-%	18%
Service Class	-%	18%
Service Class 2	-%	19%
VIP Freedom 2015 Portfolio
Initial Class	-%	19%
Service Class	-%	19%
Service Class 2	-%	20%
VIP Freedom 2020 Portfolio
Initial Class	-%	22%
Service Class	-%	23%
Service Class 2	-%	24%
VIP Freedom 2025 Portfolio
Initial Class	-%	22%
Service Class	-%	23%
Service Class 2	-%	24%
VIP Freedom 2030 Portfolio
Initial Class	-%	26%
Service Class	-%	26%
Service Class 2	-%	28%

The portfolios will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFF2K-ANN-0209
1.826371.104

Fidelity® Variable Insurance Products:

Freedom Lifetime Income Funds -
Portfolios I, II, & III

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Lifetime Income Portfolio I	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Lifetime Income Portfolio II	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Lifetime Income Portfolio III	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Freedom Lifetime Income I	-22.68%	-1.63%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Freedom Lifetime Income II	-28.49%	-2.49%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Freedom Lifetime Income III	-35.25%	-4.33%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christopher Sharpe and Jonathan Shelon, Co-Portfolio Managers of VIP Freedom Lifetime IncomeSM Funds

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

Each of the VIP Freedom Lifetime Income Funds turned in negative absolute returns for the 12-month period and, on a relative basis, all fell behind their respective Composite indexes. (For specific portfolio results, please refer to the performance section of this report.) The domestic equity asset class lagged the Dow Jones Wilshire 5000 Composite IndexSM, which slid 37.23%, due mostly to unproductive stock selection within the underlying funds. Meanwhile, the international equity asset class performed more or less in line with the MSCI EAFE. In fixed-income, the Funds' investments in investment-grade bonds also underperformed, compared with the Barclays Capital U.S. Aggregate Bond Index. Our investment-grade bond sleeve lagged mostly because of its overweighted exposure to "spread-based" securities, such as asset-backed and mortgage-backed issues, which, even though they were mostly high-quality securities, still saw their yield spreads widen and prices fall as the credit crunch worsened during the year. On the other hand, the Funds' short-term holding edged out the 2.24% gain of the Barclays Capital U.S. 3 Month Treasury Bill Index - mostly due to its focus on short-maturity money market instruments from high-quality issuers. Turning to high yield, the Funds' high-yield holding declined steeply but still outpaced the Merrill Lynch U.S. High Yield Master II Constrained Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
VIP Freedom Lifetime Income I	.00%
Actual		$ 1,000.00	$ 811.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
VIP Freedom Lifetime Income II	.00%
Actual		$ 1,000.00	$ 766.50	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00
VIP Freedom Lifetime Income III	.00%
Actual		$ 1,000.00	$ 707.90	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.14	$ .00

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Funds invest are not included in the Fund's annualized expense ratio.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.8	5.4
VIP Equity-Income Portfolio Investor Class	6.9	5.5
VIP Growth & Income Portfolio Investor Class	6.7	6.1
VIP Growth Portfolio Investor Class	6.5	6.7
VIP Mid Cap Portfolio Investor Class	2.5	2.4
VIP Value Portfolio Investor Class	6.0	4.9
VIP Value Strategies Portfolio Investor Class	2.6	2.0
	37.0	33.0
International Equity Funds
VIP Overseas Portfolio Investor Class R	9.3	9.4
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	4.7	5.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	35.1	39.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	13.9	13.0
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	37.0%
International Equity Funds	9.3%
High Yield Fixed-Income Funds	4.7%
Investment Grade Fixed-Income Funds	35.1%
Short-Term Funds	13.9%

Six months ago
Domestic Equity Funds	33.0%
International Equity Funds	9.4%
High Yield Fixed-Income Funds	5.2%
Investment Grade Fixed-Income Funds	39.4%
Short-Term Funds	13.0%

Expected
Domestic Equity Funds	35.6%
International Equity Funds	8.8%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	35.6%
Short-Term Funds	15.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 46.3%
	Shares	Value
Domestic Equity Funds - 37.0%
VIP Contrafund Portfolio Investor Class	29,021	$ 445,175
VIP Equity-Income Portfolio Investor Class	39,972	525,636
VIP Growth & Income Portfolio Investor Class	58,099	509,529
VIP Growth Portfolio Investor Class	21,264	499,282
VIP Mid Cap Portfolio Investor Class	10,301	189,333
VIP Value Portfolio Investor Class	68,838	460,528
VIP Value Strategies Portfolio Investor Class	40,418	198,453
TOTAL DOMESTIC EQUITY FUNDS		2,827,936
International Equity Funds - 9.3%
VIP Overseas Portfolio Investor Class R	58,751	713,240
TOTAL EQUITY FUNDS (Cost $5,761,919)		3,541,176
Fixed-Income Funds - 39.8%

High Yield Fixed-Income Funds - 4.7%
VIP High Income Portfolio Investor Class	89,998	355,491
Investment Grade Fixed-Income Funds - 35.1%
VIP Investment Grade Bond Portfolio Investor Class	227,536	2,687,198
TOTAL FIXED-INCOME FUNDS (Cost $3,396,581)		3,042,689
Short-Term Funds - 13.9%

VIP Money Market Portfolio Investor Class (Cost $1,063,720)	1,063,720	1,063,720
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $10,222,220)		$ 7,647,585
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 7,647,585	$ 7,647,585	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $10,222,220) - See accompanying schedule		$ 7,647,585
Cash		89
Receivable for investments sold		125
Total assets		7,647,799

Liabilities
Payable for investments purchased	$ 137
Payable for fund shares redeemed	126
Total liabilities		263

Net Assets		$ 7,647,536
Net Assets consist of:
Paid in capital		$ 10,279,167
Undistributed net investment income		4,350
Accumulated undistributed net realized gain (loss) on investments		(61,346)
Net unrealized appreciation (depreciation) on investments		(2,574,635)
Net Assets, for 978,804 shares outstanding		$ 7,647,536
Net Asset Value, offering price and redemption price per share ($7,647,536 ÷ 978,804 shares)		$ 7.81

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 335,859

Expenses
Independent trustees' compensation	$ 45
Total expenses before reductions	45
Expense reductions	(45)	0
Net investment income (loss)		335,859
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(75,155)
Capital gain distributions from underlying funds	308,242	233,087
Change in net unrealized appreciation (depreciation) on underlying funds		(3,037,884)
Net gain (loss)		(2,804,797)
Net increase (decrease) in net assets resulting from operations		$ (2,468,938)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 335,859	$ 363,583
Net realized gain (loss)	233,087	443,074
Change in net unrealized appreciation (depreciation)	(3,037,884)	85,222
Net increase (decrease) in net assets resulting from operations	(2,468,938)	891,879
Distributions to shareholders from net investment income	(332,233)	(361,791)
Distributions to shareholders from net realized gain	(490,163)	(328,199)
Total distributions	(822,396)	(689,990)
Share transactions Proceeds from sales of shares	389,102	2,994,715
Reinvestment of distributions	822,396	689,990
Cost of shares redeemed	(2,805,920)	(1,459,058)
Net increase (decrease) in net assets resulting from share transactions	(1,594,422)	2,225,647
Total increase (decrease) in net assets	(4,885,756)	2,427,536

Net Assets
Beginning of period	12,533,292	10,105,756
End of period (including undistributed net investment income of $4,350 and undistributed net investment income of $724, respectively)	$ 7,647,536	$ 12,533,292
Other Information Shares
Sold	41,227	263,784
Issued in reinvestment of distributions	100,142	61,611
Redeemed	(280,647)	(128,066)
Net increase (decrease)	(139,278)	197,329

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.21	$ 10.98	$ 10.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33	.36	.27	.10
Net realized and unrealized gain (loss)	(2.85)	.53	.67	.26
Total from investment operations	(2.52)	.89	.94	.36
Distributions from net investment income	(.37)	(.34)	(.18)	(.05)
Distributions from net realized gain	(.51)	(.32)	(.05)	(.04)
Total distributions	(.88)	(.66)	(.23)	(.09)
Net asset value, end of period	$ 7.81	$ 11.21	$ 10.98	$ 10.27
Total Return B, C, D	(22.68)%	8.16%	9.15%	3.55%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.31%	3.15%	2.50%	2.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,648	$ 12,533	$ 10,106	$ 2,906
Portfolio turnover rate	25%	16%	28%	71%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period July 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.2	7.4
VIP Equity-Income Portfolio Investor Class	8.5	7.6
VIP Growth & Income Portfolio Investor Class	8.2	8.3
VIP Growth Portfolio Investor Class	8.1	9.0
VIP Mid Cap Portfolio Investor Class	3.1	3.2
VIP Value Portfolio Investor Class	7.4	6.8
VIP Value Strategies Portfolio Investor Class	3.2	2.7
	45.7	45.0
International Equity Funds
VIP Overseas Portfolio Investor Class R	11.6	12.1
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	5.7	7.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	32.3	32.1
Short-Term Funds
VIP Money Market Portfolio Investor Class	4.7	3.7
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	45.7%
International Equity Funds	11.6%
High Yield Fixed-Income Funds	5.7%
Investment Grade Fixed-Income Funds	32.3%
Short-Term Funds	4.7%

Six months ago
Domestic Equity Funds	45.0%
International Equity Funds	12.1%
High Yield Fixed-Income Funds	7.1%
Investment Grade Fixed-Income Funds	32.1%
Short-Term Funds	3.7%

Expected
Domestic Equity Funds	42.9%
International Equity Funds	10.7%
High Yield Fixed-Income Funds	6.0%
Investment Grade Fixed-Income Funds	34.6%
Short-Term Funds	5.8%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 57.3%
	Shares	Value
Domestic Equity Funds - 45.7%
VIP Contrafund Portfolio Investor Class	60,460	$ 927,454
VIP Equity-Income Portfolio Investor Class	83,109	1,092,882
VIP Growth & Income Portfolio Investor Class	121,089	1,061,951
VIP Growth Portfolio Investor Class	44,226	1,038,423
VIP Mid Cap Portfolio Investor Class	21,451	394,266
VIP Value Portfolio Investor Class	143,173	957,826
VIP Value Strategies Portfolio Investor Class	84,166	413,257
TOTAL DOMESTIC EQUITY FUNDS		5,886,059
International Equity Funds - 11.6%
VIP Overseas Portfolio Investor Class R	123,481	1,499,058
TOTAL EQUITY FUNDS (Cost $12,800,714)		7,385,117
Fixed-Income Funds - 38.0%

High Yield Fixed-Income Funds - 5.7%
VIP High Income Portfolio Investor Class	185,962	734,549
Investment Grade Fixed-Income Funds - 32.3%
VIP Investment Grade Bond Portfolio Investor Class	352,289	4,160,532
TOTAL FIXED-INCOME FUNDS (Cost $5,525,832)		4,895,081
Short-Term Funds - 4.7%

VIP Money Market Portfolio Investor Class (Cost $611,707)	611,707	611,707
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $18,938,253)		$ 12,891,905
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 12,891,905	$ 12,891,905	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $18,938,253) - See accompanying schedule		$ 12,891,905
Cash		89
Receivable for investments sold		210
Total assets		12,892,204

Liabilities
Payable for investments purchased	$ 78
Payable for fund shares redeemed	212
Total liabilities		290

Net Assets		$ 12,891,914
Net Assets consist of:
Paid in capital		$ 19,070,836
Undistributed net investment income		11,132
Accumulated undistributed net realized gain (loss) on investments		(143,706)
Net unrealized appreciation (depreciation) on investments		(6,046,348)
Net Assets, for 1,736,663 shares outstanding		$ 12,891,914
Net Asset Value, offering price and redemption price per share ($12,891,914 ÷ 1,736,663 shares)		$ 7.42

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 540,920

Expenses
Independent trustees' compensation	82
Total expenses before reductions	82
Expense reductions	(82)	0
Net investment income (loss)		540,920
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(290,440)
Capital gain distributions from underlying funds	762,351	471,911
Change in net unrealized appreciation (depreciation) on underlying funds		(6,922,220)
Net gain (loss)		(6,450,309)
Net increase (decrease) in net assets resulting from operations		$ (5,909,389)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 540,920	$ 545,664
Net realized gain (loss)	471,911	1,104,194
Change in net unrealized appreciation (depreciation)	(6,922,220)	186,662
Net increase (decrease) in net assets resulting from operations	(5,909,389)	1,836,520
Distributions to shareholders from net investment income	(536,781)	(542,373)
Distributions to shareholders from net realized gain	(1,088,933)	(833,778)
Total distributions	(1,625,714)	(1,376,151)
Share transactions Proceeds from sales of shares	1,004,362	5,718,549
Reinvestment of distributions	1,625,714	1,376,151
Cost of shares redeemed	(4,904,098)	(2,074,997)
Net increase (decrease) in net assets resulting from share transactions	(2,274,022)	5,019,703
Total increase (decrease) in net assets	(9,809,125)	5,480,072

Net Assets
Beginning of period	22,701,039	17,220,967
End of period (including undistributed net investment income of $11,132 and undistributed net investment income of $6,993, respectively)	$ 12,891,914	$ 22,701,039
Other Information Shares
Sold	92,340	481,833
Issued in reinvestment of distributions	202,601	117,952
Redeemed	(501,187)	(172,555)
Net increase (decrease)	(206,246)	427,230

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.68	$ 11.36	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.29	.32	.23	.10
Net realized and unrealized gain (loss)	(3.57)	.77	.95	.40
Total from investment operations	(3.28)	1.09	1.18	.50
Distributions from net investment income	(.34)	(.30)	(.14)	(.06)
Distributions from net realized gain	(.64)	(.48)	(.05)	(.07)
Total distributions	(.98)	(.77) I	(.19)	(.13)
Net asset value, end of period	$ 7.42	$ 11.68	$ 11.36	$ 10.37
Total Return B, C, D	(28.49)%	9.67%	11.38%	5.00%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.91%	2.67%	2.12%	2.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,892	$ 22,701	$ 17,221	$ 2,366
Portfolio turnover rate	25%	18%	16%	69%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period July 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.77 per share is comprised of distributions from net investment income of $.295 and distributions from net realized gain of $.475 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	9.2	9.3
VIP Equity-Income Portfolio Investor Class	10.9	9.5
VIP Growth & Income Portfolio Investor Class	10.6	10.4
VIP Growth Portfolio Investor Class	10.4	11.4
VIP Mid Cap Portfolio Investor Class	3.9	4.0
VIP Value Portfolio Investor Class	9.5	8.5
VIP Value Strategies Portfolio Investor Class	4.1	3.4
	58.6	56.5
International Equity Funds
VIP Overseas Portfolio Investor Class R	14.9	15.7
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	6.8	8.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	19.7	19.7
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	58.6%
International Equity Funds	14.9%
High Yield Fixed-Income Funds	6.8%
Investment Grade Fixed-Income Funds	19.7%
Short-Term Funds	0.0%

Six months ago
Domestic Equity Funds	56.5%
International Equity Funds	15.7%
High Yield Fixed-Income Funds	8.1%
Investment Grade Fixed-Income Funds	19.7%
Short-Term Funds	0.0%

Expected
Domestic Equity Funds	56.9%
International Equity Funds	14.2%
High Yield Fixed-Income Funds	7.5%
Investment Grade Fixed-Income Funds	21.4%
Short-Term Funds	0.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 73.5%
	Shares	Value
Domestic Equity Funds - 58.6%
VIP Contrafund Portfolio Investor Class	32,620	$ 500,393
VIP Equity-Income Portfolio Investor Class	44,794	589,045
VIP Growth & Income Portfolio Investor Class	65,297	572,653
VIP Growth Portfolio Investor Class	23,886	560,855
VIP Mid Cap Portfolio Investor Class	11,566	212,577
VIP Value Portfolio Investor Class	77,154	516,159
VIP Value Strategies Portfolio Investor Class	45,284	222,343
TOTAL DOMESTIC EQUITY FUNDS		3,174,025
International Equity Funds - 14.9%
VIP Overseas Portfolio Investor Class R	66,580	808,286
TOTAL EQUITY FUNDS (Cost $6,810,553)		3,982,311
Fixed-Income Funds - 26.5%

High Yield Fixed-Income Funds - 6.8%
VIP High Income Portfolio Investor Class	93,182	368,070
Investment Grade Fixed-Income Funds - 19.7%
VIP Investment Grade Bond Portfolio Investor Class	90,433	1,068,017
TOTAL FIXED-INCOME FUNDS (Cost $1,697,690)		1,436,087
Short-Term Funds - 0.0%

VIP Money Market Portfolio Investor Class (Cost $973)	973	973
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $8,509,216)		$ 5,419,371
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,419,371	$ 5,419,371	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investment in securities, at value (cost $8,509,216) - See accompanying schedule	$ 5,419,371
Cash	88
Receivable for investments sold	88
Total assets	5,419,547

Liabilities
Payable for fund shares redeemed	89

Net Assets	$ 5,419,458
Net Assets consist of:
Paid in capital	$ 8,534,106
Undistributed net investment income	4,711
Accumulated undistributed net realized gain (loss) on investments	(29,514)
Net unrealized appreciation (depreciation) on investments	(3,089,845)
Net Assets, for 805,984 shares outstanding	$ 5,419,458
Net Asset Value, offering price and redemption price per share ($5,419,458 ÷ 805,984 shares)	$ 6.72

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 202,057

Expenses
Independent trustees' compensation	$ 38
Total expenses before reductions	38
Expense reductions	(38)	0
Net investment income (loss)		202,057
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(143,988)
Capital gain distributions from underlying funds	459,107	315,119
Change in net unrealized appreciation (depreciation) on underlying funds		(3,737,872)
Net gain (loss)		(3,422,753)
Net increase (decrease) in net assets resulting from operations		$ (3,220,696)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 202,057	$ 247,764
Net realized gain (loss)	315,119	689,246
Change in net unrealized appreciation (depreciation)	(3,737,872)	81,118
Net increase (decrease) in net assets resulting from operations	(3,220,696)	1,018,128
Distributions to shareholders from net investment income	(197,346)	(249,881)
Distributions to shareholders from net realized gain	(636,937)	(532,048)
Total distributions	(834,283)	(781,929)
Share transactions Proceeds from sales of shares	219,631	1,768,038
Reinvestment of distributions	834,283	781,929
Cost of shares redeemed	(2,664,194)	(536,548)
Net increase (decrease) in net assets resulting from share transactions	(1,610,280)	2,013,419
Total increase (decrease) in net assets	(5,665,259)	2,249,618

Net Assets
Beginning of period	11,084,717	8,835,099
End of period (including undistributed net investment income of $4,711 and $0, respectively)	$ 5,419,458	$ 11,084,717
Other Information Shares
Sold	24,955	145,013
Issued in reinvestment of distributions	110,225	65,782
Redeemed	(260,873)	(43,397)
Net increase (decrease)	(125,693)	167,398

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.56	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.29	.19	.11
Net realized and unrealized gain (loss)	(4.36)	.96	1.15	.50
Total from investment operations	(4.12)	1.25	1.34	.61
Distributions from net investment income	(.27)	(.29)	(.15)	(.06)
Distributions from net realized gain	(.79)	(.62)	(.11)	(.07)
Total distributions	(1.06)	(.91)	(.26)	(.13)
Net asset value, end of period	$ 6.72	$ 11.90	$ 11.56	$ 10.48
Total Return B, C, D	(35.25)%	10.88%	12.78%	6.10%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.43%	2.41%	1.76%	2.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,419	$ 11,085	$ 8,835	$ 2,958
Portfolio turnover rate	20%	11%	15%	59%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period July 26, 2005 (commencement of operations) to December 31, 2005.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V. The Variable Insurance Products Fund V (the trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for each Fund's investments is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. Each of the Funds' federal tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Freedom Lifetime Income I	$ 10,303,069	$ 71,473	$ (2,726,957)	$ (2,655,484)
VIP Freedom Lifetime Income II	19,105,618	120,553	(6,334,266)	(6,213,713)
VIP Freedom Lifetime Income III	8,596,434	41,061	(3,218,124)	(3,177,063)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
VIP Freedom Lifetime Income I	$ 20,946	$ 31,701	$ -
VIP Freedom Lifetime Income II	14,238	126,072	-
VIP Freedom Lifetime Income III	6,155	68,084	-

The tax character of distributions paid was as follows:

December 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 422,026	$ 400,370	$ 822,396
VIP Freedom Lifetime Income II	757,808	867,906	1,625,714
VIP Freedom Lifetime Income III	328,910	505,373	834,283
December 31, 2007
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 489,482	$ 200,508	$ 689,990
VIP Freedom Lifetime Income II	863,486	512,665	1,376,151
VIP Freedom Lifetime Income III	447,079	334,850	781,929

3. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

4. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	2,501,704	4,274,477
VIP Freedom Lifetime Income II	4,599,853	7,196,333
VIP Freedom Lifetime Income III	1,676,977	3,460,376

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers, Inc. (Strategic Advisers) has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse the Funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
VIP Freedom Lifetime Income I	0%	$ 45
VIP Freedom Lifetime Income II	0%	$ 82
VIP Freedom Lifetime Income III	0%	$ 38

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets.

At the end of the period, FMR or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio (the Funds), each a fund of Variable Insurance Product V Trust (the trust), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 26, 2005 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period from July 26, 2005 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Lifetime Income Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Lifetime Income Fund's activities, review contractual arrangements with companies that provide services to each VIP Freedom Lifetime Income Fund, and review each VIP Freedom Lifetime Income Fund's performance. If the interests of a VIP Freedom Lifetime Income Fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Lifetime Income Fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hersey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Michael E. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/20/09	02/20/09	$0.01	$0.05
VIP Freedom Lifetime Income II	02/20/09	02/20/09	$0.01	$0.08
VIP Freedom Lifetime Income III	02/20/09	02/20/09	$0.01	$0.09

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended December 31, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Freedom Lifetime Income I	236,308
VIP Freedom Lifetime Income II	521,537
VIP Freedom Lifetime Income III	281,046

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund
VIP Freedom Lifetime Income I	13%
VIP Freedom Lifetime Income II	16%
VIP Freedom Lifetime Income III	19%

The funds will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFLI-ANN-0209
1.816199.103

Fidelity® Variable Insurance Products:

FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
FundsManager 20% Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
FundsManager 50% Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
FundsManager 60% Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
FundsManager 70% Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
FundsManager 85% Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

VIP FundsManager Portfolio

VIP FundsManager 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of Fund A
VIP FundsManager 20% - Investor Class	-8.33%	0.90%
VIP FundsManager 20% - Service Class B	-8.33%	0.90%
VIP FundsManager 20% - Service Class 2 C	-8.40%	0.78%

A From April 13, 2006.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 20% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP FundsManager 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of Fund A
VIP FundsManager 50% - Investor Class	-22.57%	-4.24%
VIP FundsManager 50% - Service Class B	-22.48%	-4.19%
VIP FundsManager 50% - Service Class 2 C	-22.63%	-4.35%

A From April 13, 2006.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 50% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

VIP FundsManager Portfolio

VIP FundsManager 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of Fund A
VIP FundsManager 60% - Investor Class	-26.93%	-18.22%
VIP FundsManager 60% - Service Class B	-26.93%	-18.22%
VIP FundsManager 60% - Service Class 2 C	-26.97%	-18.29%

A From August 22, 2007.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 60% Portfolio - Investor Class on August 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of Fund A
VIP FundsManager 70% - Investor Class	-32.03%	-8.07%
VIP FundsManager 70% - Service Class B	-32.03%	-8.07%
VIP FundsManager 70% - Service Class 2 C	-32.18%	-8.23%

A From April 13, 2006.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 70% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

VIP FundsManager Portfolio

VIP FundsManager 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of Fund A
VIP FundsManager 85% - Investor Class	-38.20%	-10.82%
VIP FundsManager 85% - Service Class B	-38.14%	-10.81%
VIP FundsManager 85% - Service Class 2 C	-38.19%	-10.92%

A From April 13, 2006.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 85% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Xuehai En, who became Portfolio Manager of VIP FundsManager Portfolios on October 1, 2008

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the year ending December 31, 2008, all of the VIP FundsManager Portfolios lagged their respective Composite indexes. (For specific Portfolio results, please see the performance section of this report.) Across the Portfolios, greater equity exposure generally resulted in lower absolute returns and a greater degree of underperformance versus the indexes. The underlying equity funds held by the Portfolios that had significant exposure to the financials, basic materials and energy sectors were the primary drivers of the underperformance. In addition, the Portfolios' holdings of "extended asset class" funds - such as those that invest in high-yield bonds, emerging-markets equities and bonds, and real estate - generally struggled. Our high-yield fund holdings performed well versus their market benchmark. However, they did not help the Portfolios' relative returns because high yield is not included in the Composite indexes and the asset class underperformed investment-grade debt, with which it is compared. On the positive side, the overarching asset allocation strategy across the Portfolios - underweighted in domestic and international equities and investment-grade bonds, and overweighted in cash - helped performance. During the final months of the period, the Portfolios' exposures to extended asset classes were substantially reduced and, in some cases, eliminated. Additional efforts to reposition the Portfolios included increased allocations to index funds to augment international equity and investment-grade bond positions. Lastly, use of sector funds was introduced with the goal of controlling portfolio-level risk more precisely by providing a clearer picture of each Portfolio's industry composition when markets are exhibiting high levels of volatility. Going forward, it is expected that the Portfolios will maintain their current limited exposure to extended asset classes in favor of opportunities within core asset classes such as domestic equities and investment-grade bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP FundsManager Portfolio

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 930.40	$ .97
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 930.70	$ 1.70
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 931.40	$ .97
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 824.40	$ .92
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 823.60	$ 1.60
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 823.30	$ .92
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 786.70	$ .90
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 787.10	$ 1.57
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 787.60	$ .90
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 747.80	$ .88
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 746.90	$ 1.54
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 747.80	$ .88
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
VIP FundsManager 85% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 698.60	$ .85
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 698.80	$ 1.49
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78
Investor Class	.20%
Actual		$ 1,000.00	$ 697.90	$ .85
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in each class' annualized expense ratio.

VIP FundsManager Portfolio

VIP FundsManager 20% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.2	0.0
Fidelity Blue Chip Growth Fund	0.3	0.0
Fidelity Contrafund	1.5	1.6
Fidelity Disciplined Equity Fund	0.5	0.5
Fidelity Dividend Growth Fund	0.0 *	0.0
Fidelity Equity-Income Fund	0.3	0.0
Fidelity Equity-Income II Fund	0.6	0.5
Fidelity Fund	3.8	5.9
Fidelity Growth Company Fund	1.0	0.1
Fidelity Independence Fund	0.0 *	0.6
Fidelity Large Cap Value Fund	0.8	0.0
Fidelity Leveraged Company Stock Fund	0.0 *	1.0
Fidelity Magellan Fund	0.1	1.6
Fidelity Mega Cap Stock Fund	0.6	0.0
Fidelity Mid-Cap Stock Fund	0.0 *	0.1
Fidelity Real Estate Investment Portfolio	0.1	0.2
Fidelity Select Air Transportation Portfolio	0.1	0.0
Fidelity Select Banking Portfolio	0.4	0.0
Fidelity Select Biotechnology Portfolio	0.7	0.0
Fidelity Select Computers Portfolio	0.0 *	0.0
Fidelity Select Construction & Housing Portfolio	0.1	0.0
Fidelity Select Consumer Staples Portfolio	0.9	0.0
Fidelity Select Energy Portfolio	0.3	0.0
Fidelity Select Environmental Portfolio	0.1	0.0
Fidelity Select Gold Portfolio	0.4	0.0
Fidelity Select Health Care Portfolio	0.1	0.0
Fidelity Select Industrials Portfolio	0.1	0.0
Fidelity Select Insurance Portfolio	0.0 *	0.0
Fidelity Select Leisure Portfolio	0.2	0.0
Fidelity Select Medical Equipment & Systems Portfolio	0.3	0.0
Fidelity Select Natural Resources Portfolio	0.1	0.0
Fidelity Select Pharmaceuticals Portfolio	0.9	0.0
Fidelity Select Software & Computer Services Portfolio	0.4	0.0
Fidelity Select Technology Portfolio	0.2	0.0
Fidelity Select Telecommunications Portfolio	0.1	0.0
Fidelity Select Transportation Portfolio	0.1	0.0
Fidelity Small Cap Growth Fund	0.1	0.1
Fidelity Small Cap Stock Fund	0.0 *	0.1
Fidelity Small Cap Value Fund	0.9	0.0
Fidelity Utilities Fund	0.4	0.0
Spartan Extended Market Index Fund Investor Class	0.8	1.4
Spartan Total Market Index Fund Investor Class	1.7	1.0

	% of fund's investments	% of fund's investments 6 months ago
VIP Mid Cap Portfolio Investor Class	0.0 *	0.0
Fidelity Stock Selector Fund	0.0	1.0
VIP Growth & Income Portfolio Investor Class	0.0	2.0
	19.2	17.7
International Equity Funds
Fidelity International Discovery Fund	0.0 *	0.5
Fidelity International Small Cap Opportunities Fund	0.0 *	0.5
Fidelity International Value Fund	0.0 *	0.5
Fidelity Overseas Fund	0.0 *	0.0
Fidelity International Real Estate Fund	0.0	0.7
	0.0	2.2
Fixed-Income Funds
Fidelity High Income Fund	0.0 *	0.0
Fidelity U.S. Bond Index Fund	51.4	39.3
Fidelity Capital & Income Fund	0.0	4.0
Fidelity Floating Rate High Income Fund	0.0	3.0
Fidelity New Markets Income Fund	0.0	3.0
Fidelity Strategic Real Return Fund	0.0	1.0
VIP High Income Portfolio Investor Class	0.0	1.0
	51.4	51.3
Money Market Funds
Fidelity Institutional Money Market Portfolio Class I	8.3	7.6
Fidelity Institutional Prime Money Market Portfolio Class I	21.1	21.2
	29.4	28.8
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's investments)
As of December 31, 2008
Domestic Equity Funds	19.2%
International Equity Funds	0.0%
Fixed Income Funds	51.4%
Money Market Funds	29.4%

As of June 30, 2008
Domestic Equity Funds	17.7%
International Equity Funds	2.2%
Fixed Income Funds	51.3%
Money Market Funds	28.8%

Annual Report

VIP FundsManager 20% Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 19.2%
	Shares	Value
Domestic Equity Funds - 19.2%
Fidelity 130/30 Large Cap Fund	50,092	$ 322,090
Fidelity Blue Chip Growth Fund	19,746	519,523
Fidelity Contrafund	50,312	2,277,132
Fidelity Disciplined Equity Fund	44,343	772,004
Fidelity Dividend Growth Fund	4,191	66,170
Fidelity Equity-Income Fund	16,326	503,984
Fidelity Equity-Income II Fund	65,542	873,017
Fidelity Fund	255,065	5,805,286
Fidelity Growth Company Fund	32,200	1,576,531
Fidelity Independence Fund	309	4,406
Fidelity Large Cap Value Fund	145,671	1,245,490
Fidelity Leveraged Company Stock Fund	191	2,757
Fidelity Magellan Fund	2,894	132,742
Fidelity Mega Cap Stock Fund	131,575	914,443
Fidelity Mid-Cap Stock Fund	2,740	42,766
Fidelity Real Estate Investment Portfolio	14,505	226,427
Fidelity Select Air Transportation Portfolio	5,212	135,763
Fidelity Select Banking Portfolio	43,392	640,462
Fidelity Select Biotechnology Portfolio (a)	18,343	1,084,255
Fidelity Select Computers Portfolio (a)	2,125	52,894
Fidelity Select Construction & Housing Portfolio	6,241	148,965
Fidelity Select Consumer Staples Portfolio	26,043	1,327,937
Fidelity Select Energy Portfolio	12,886	387,615
Fidelity Select Environmental Portfolio	8,428	112,849
Fidelity Select Gold Portfolio	20,641	651,830
Fidelity Select Health Care Portfolio	1,074	86,947
Fidelity Select Industrials Portfolio	15,293	200,952
Fidelity Select Insurance Portfolio	1,404	45,984
Fidelity Select Leisure Portfolio	5,801	312,500
Fidelity Select Medical Equipment & Systems Portfolio	29,275	540,118
Fidelity Select Natural Resources Portfolio	4,769	89,796
Fidelity Select Pharmaceuticals Portfolio	150,356	1,324,635
Fidelity Select Software & Computer Services Portfolio (a)	11,442	537,796
Fidelity Select Technology Portfolio	6,387	253,295
Fidelity Select Telecommunications Portfolio	5,799	154,607

	Shares	Value
Fidelity Select Transportation Portfolio	2,465	$ 79,445
Fidelity Small Cap Growth Fund	9,604	83,463
Fidelity Small Cap Stock Fund	4,960	48,610
Fidelity Small Cap Value Fund	148,139	1,380,657
Fidelity Utilities Fund	50,517	660,257
Spartan Extended Market Index Fund Investor Class	55,471	1,250,875
Spartan Total Market Index Fund Investor Class	101,949	2,555,868
VIP Mid Cap Portfolio Investor Class	78	1,431
TOTAL DOMESTIC EQUITY FUNDS		29,434,574
International Equity Funds - 0.0%
Fidelity International Discovery Fund	209	4,935
Fidelity International Small Cap Opportunities Fund	538	3,222
Fidelity International Value Fund	747	4,450
Fidelity Overseas Fund	411	10,304
TOTAL INTERNATIONAL EQUITY FUNDS		22,911
TOTAL EQUITY FUNDS (Cost $37,632,573)		29,457,485
Fixed-Income Funds - 51.4%

Fidelity High Income Fund	2,305	13,924
Fidelity U.S. Bond Index Fund	7,298,825	78,754,315
TOTAL FIXED-INCOME FUNDS (Cost $78,387,376)		78,768,239
Money Market Funds - 29.4%

Fidelity Institutional Money Market Portfolio Class I	12,676,880	12,676,880
Fidelity Institutional Prime Money Market Portfolio Class I	32,408,166	32,408,166
TOTAL MONEY MARKET FUNDS (Cost $45,085,046)		45,085,046
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $161,104,995)		$ 153,310,770
Legend
(a) Non-income producing
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 153,310,770	$ 153,310,770	$ -	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $7,875,921 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $2,778,480 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $161,104,995) - See accompanying schedule		$ 153,310,770
Cash		2
Receivable for investments sold		958,005
Receivable for fund shares sold		307,360
Total assets		154,576,137

Liabilities
Payable for investments purchased	$ 1,265,352
Payable for fund shares redeemed	12
Accrued management fee	24,986
Distribution fees payable	11
Total liabilities		1,290,361

Net Assets		$ 153,285,776
Net Assets consist of:
Paid in capital		$ 171,913,926
Accumulated undistributed net realized gain (loss) on investments		(10,833,925)
Net unrealized appreciation (depreciation) on investments		(7,794,225)
Net Assets		$ 153,285,776

Statement of Assets and Liabilities - continued

December 31, 2008

Service Class: Net Asset Value, offering price and redemption price per share ($88,016 ÷ 9,491 shares)	$ 9.27

Service Class 2: Net Asset Value, offering price and redemption price per share ($88,197 ÷ 9,509 shares)	$ 9.28

Investor Class: Net Asset Value, offering price and redemption price per share ($153,109,563 ÷ 16,518,871 shares)	$ 9.27

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 5,059,636

Expenses
Management fee	$ 357,181
Distribution fees	368
Independent trustees' compensation	583
Total expenses before reductions	358,132
Expense reductions	(71,813)	286,319
Net investment income (loss)		4,773,317
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(11,371,180)
Capital gain distributions from underlying funds	604,995	(10,766,185)
Change in net unrealized appreciation (depreciation) on underlying funds		(6,754,629)
Net gain (loss)		(17,520,814)
Net increase (decrease) in net assets resulting from operations		$ (12,747,497)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,773,317	$ 2,996,866
Net realized gain (loss)	(10,766,185)	2,045,576
Change in net unrealized appreciation (depreciation)	(6,754,629)	(1,206,656)
Net increase (decrease) in net assets resulting from operations	(12,747,497)	3,835,786
Distributions to shareholders from net investment income	(4,824,891)	(3,045,063)
Distributions to shareholders from net realized gain	(435,331)	(1,732,833)
Total distributions	(5,260,222)	(4,777,896)
Share transactions - net increase (decrease)	55,107,340	92,872,808
Total increase (decrease) in net assets	37,099,621	91,930,698

Net Assets
Beginning of period	116,186,155	24,255,457
End of period	$ 153,285,776	$ 116,186,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.34	.45	.33
Net realized and unrealized gain (loss)	(1.21)	.18	.20
Total from investment operations	(.87)	.63	.53
Distributions from net investment income	(.30)	(.29)	(.14)
Distributions from net realized gain	(.04)	(.20)	(.05)
Total distributions	(.34) I	(.49)	(.19)
Net asset value, end of period	$ 9.27	$ 10.48	$ 10.34
Total Return B, C, D	(8.33)%	6.12%	5.34%
Ratios to Average Net Assets F, H
Expenses before reductions	.35%	.35%	.35% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	3.33%	4.20%	4.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 88	$ 112	$ 105
Portfolio turnover rate	64%	76%	92% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.337 per share is comprised of distributions from net investment income of $.302 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.32	.43	.32
Net realized and unrealized gain (loss)	(1.20)	.18	.20
Total from investment operations	(.88)	.61	.52
Distributions from net investment income	(.29)	(.27)	(.13)
Distributions from net realized gain	(.04) I	(.20)	(.05)
Total distributions	(.32)	(.47)	(.18)
Net asset value, end of period	$ 9.28	$ 10.48	$ 10.34
Total Return B, C, D	(8.40)%	5.96%	5.23%
Ratios to Average Net Assets F, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.35%	.35%	.35% A
Expenses net of all reductions	.35%	.35%	.35% A
Net investment income (loss)	3.18%	4.05%	4.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 88	$ 112	$ 105
Portfolio turnover rate	64%	76%	92% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.320 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.33	.45	.33
Net realized and unrealized gain (loss)	(1.20)	.18	.20
Total from investment operations	(.87)	.63	.53
Distributions from net investment income	(.30)	(.29)	(.14)
Distributions from net realized gain	(.04)	(.20)	(.05)
Total distributions	(.34) I	(.49)	(.19)
Net asset value, end of period	$ 9.27	$ 10.48	$ 10.34
Total Return B, C, D	(8.33)%	6.12%	5.34%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	3.33%	4.20%	4.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,110	$ 115,963	$ 24,045
Portfolio turnover rate	64%	76%	92% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.337 per share is comprised of distributions from net investment income of $.302 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.3	0.0
Fidelity Blue Chip Growth Fund	0.6	0.0
Fidelity Contrafund	3.4	3.3
Fidelity Disciplined Equity Fund	1.7	2.0
Fidelity Dividend Growth Fund	0.0 *	0.0
Fidelity Equity-Income Fund	0.6	0.0
Fidelity Equity-Income II Fund	5.0	5.4
Fidelity Fund	5.4	6.7
Fidelity Growth & Income Portfolio	0.0 *	0.0
Fidelity Growth Company Fund	1.5	0.0
Fidelity Independence Fund	0.0 *	0.9
Fidelity Large Cap Stock Fund	0.7	1.3
Fidelity Large Cap Value Fund	3.5	2.6
Fidelity Leveraged Company Stock Fund	0.0 *	2.0
Fidelity Magellan Fund	0.1	0.8
Fidelity Mega Cap Stock Fund	0.5	0.0
Fidelity Mid Cap Value Fund	0.6	2.0
Fidelity Mid-Cap Stock Fund	0.0 *	0.1
Fidelity Nasdaq Composite Index Fund	0.1	0.2
Fidelity Real Estate Investment Portfolio	0.5	0.7
Fidelity Select Air Transportation Portfolio	0.2	0.0
Fidelity Select Banking Portfolio	0.6	0.0
Fidelity Select Biotechnology Portfolio	1.0	0.0
Fidelity Select Computers Portfolio	0.1	0.0
Fidelity Select Construction & Housing Portfolio	0.2	0.0
Fidelity Select Consumer Staples Portfolio	1.6	0.0
Fidelity Select Energy Portfolio	0.7	0.0
Fidelity Select Environmental Portfolio	0.1	0.0
Fidelity Select Gold Portfolio	1.6	0.0
Fidelity Select Health Care Portfolio	0.1	0.0
Fidelity Select Industrials Portfolio	0.2	0.0
Fidelity Select Insurance Portfolio	0.2	0.0
Fidelity Select Leisure Portfolio	0.4	0.0
Fidelity Select Medical Equipment & Systems Portfolio	0.4	0.0
Fidelity Select Natural Resources Portfolio	0.1	0.0
Fidelity Select Pharmaceuticals Portfolio	1.3	0.0
Fidelity Select Software & Computer Services Portfolio	0.6	0.0
Fidelity Select Technology Portfolio	0.5	0.0
Fidelity Select Telecommunications Portfolio	0.2	0.0
Fidelity Select Transportation Portfolio	0.1	0.0
Fidelity Small Cap Growth Fund	0.7	1.6
Fidelity Small Cap Stock Fund	0.0 *	0.0
Fidelity Small Cap Value Fund	0.0 *	0.0
Fidelity Utilities Fund	0.7	0.0
Spartan Extended Market Index Fund Investor Class	2.7	3.6

	% of fund's investments	% of fund's investments 6 months ago
Spartan Total Market Index Fund Investor Class	2.9	3.3
Spartan U.S. Equity Index Fund Investor Class	0.6	0.6
VIP Mid Cap Portfolio Investor Class	0.5	1.5
Fidelity Stock Selector Fund	0.0	2.5
VIP Growth & Income Portfolio Investor Class	0.0	3.0
	42.8	44.1
International Equity Funds
Fidelity International Discovery Fund	2.5	2.1
Fidelity Overseas Fund	0.0 *	1.5
Spartan International Index Fund Investor Class	2.8	0.0
Fidelity International Real Estate Fund	0.0	1.2
Fidelity International Small Cap Opportunities Fund	0.0	0.5
Fidelity International Value Fund	0.0	0.5
	5.3	5.8
Fixed-Income Funds
Fidelity High Income Fund	0.0 *	0.0
Fidelity U.S. Bond Index Fund	41.9	30.3
Fidelity Capital & Income Fund	0.0	4.0
Fidelity Floating Rate High Income Fund	0.0	2.0
Fidelity New Markets Income Fund	0.0	2.0
Fidelity Strategic Real Return Fund	0.0	1.0
VIP High Income Portfolio Investor Class	0.0	1.0
	41.9	40.3
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	10.0	9.8
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's investments)
As of December 31, 2008
Domestic Equity Funds	42.8%
International Equity Funds	5.3%
Fixed Income Funds	41.9%
Money Market Funds	10.0%

As of June 30, 2008
Domestic Equity Funds	44.1%
International Equity Funds	5.8%
Fixed Income Funds	40.3%
Money Market Funds	9.8%

VIP FundsManager Portfolio

VIP FundsManager 50% Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 48.1%
	Shares	Value
Domestic Equity Funds - 42.8%
Fidelity 130/30 Large Cap Fund	167,379	$ 1,076,248
Fidelity Blue Chip Growth Fund	73,966	1,946,057
Fidelity Contrafund	254,760	11,530,440
Fidelity Disciplined Equity Fund	331,737	5,775,533
Fidelity Dividend Growth Fund	5,129	80,993
Fidelity Equity-Income Fund	60,314	1,861,905
Fidelity Equity-Income II Fund	1,256,233	16,733,026
Fidelity Fund	797,074	18,141,405
Fidelity Growth & Income Portfolio	5,906	77,777
Fidelity Growth Company Fund	100,522	4,921,556
Fidelity Independence Fund	973	13,878
Fidelity Large Cap Stock Fund	223,619	2,240,666
Fidelity Large Cap Value Fund	1,385,219	11,843,619
Fidelity Leveraged Company Stock Fund	750	10,835
Fidelity Magellan Fund	3,540	162,358
Fidelity Mega Cap Stock Fund	227,215	1,579,144
Fidelity Mid Cap Value Fund	192,535	1,831,011
Fidelity Mid-Cap Stock Fund	6,789	105,969
Fidelity Nasdaq Composite Index Fund	12,929	269,578
Fidelity Real Estate Investment Portfolio	114,424	1,786,160
Fidelity Select Air Transportation Portfolio	21,873	569,800
Fidelity Select Banking Portfolio	143,098	2,112,127
Fidelity Select Biotechnology Portfolio (a)	58,129	3,435,998
Fidelity Select Computers Portfolio (a)	12,927	321,751
Fidelity Select Construction & Housing Portfolio	29,414	702,102
Fidelity Select Consumer Staples Portfolio	101,415	5,171,163
Fidelity Select Energy Portfolio	82,082	2,469,041
Fidelity Select Environmental Portfolio	41,111	550,473
Fidelity Select Gold Portfolio	168,084	5,308,107
Fidelity Select Health Care Portfolio	3,551	287,564
Fidelity Select Industrials Portfolio	51,108	671,560
Fidelity Select Insurance Portfolio	22,478	736,151
Fidelity Select Leisure Portfolio	21,615	1,164,380
Fidelity Select Medical Equipment & Systems Portfolio	78,048	1,439,986
Fidelity Select Natural Resources Portfolio	17,803	335,239
Fidelity Select Pharmaceuticals Portfolio	470,768	4,147,469
Fidelity Select Software & Computer Services Portfolio (a)	44,425	2,087,970

	Shares	Value
Fidelity Select Technology Portfolio	45,389	$ 1,800,140
Fidelity Select Telecommunications Portfolio	28,057	747,991
Fidelity Select Transportation Portfolio	8,751	282,030
Fidelity Small Cap Growth Fund	273,809	2,379,403
Fidelity Small Cap Stock Fund	10,046	98,455
Fidelity Small Cap Value Fund	10,644	99,201
Fidelity Utilities Fund	185,067	2,418,822
Spartan Extended Market Index Fund Investor Class	405,003	9,132,813
Spartan Total Market Index Fund Investor Class	391,082	9,804,419
Spartan U.S. Equity Index Fund Investor Class	61,772	1,970,540
VIP Mid Cap Portfolio Investor Class	81,733	1,502,252
TOTAL DOMESTIC EQUITY FUNDS		143,735,105
International Equity Funds - 5.3%
Fidelity International Discovery Fund	353,478	8,352,685
Fidelity Overseas Fund	271	6,792
Spartan International Index Fund Investor Class	348,321	9,314,096
TOTAL INTERNATIONAL EQUITY FUNDS		17,673,573
TOTAL EQUITY FUNDS (Cost $225,366,576)		161,408,678
Fixed-Income Funds - 41.9%

Fidelity High Income Fund	3,217	19,429
Fidelity U.S. Bond Index Fund	13,000,895	140,279,657
TOTAL FIXED-INCOME FUNDS (Cost $139,817,432)		140,299,086
Money Market Funds - 10.0%

Fidelity Institutional Prime Money Market Portfolio Class I (Cost $33,445,579)	33,445,579	33,445,579
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $398,629,587)		$ 335,153,343
Legend
(a) Non-income producing
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 335,153,343	$ 335,153,343	$ -	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $31,865,605 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $17,358,814 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $398,629,587) - See accompanying schedule		$ 335,153,343
Cash		2
Receivable for investments sold		1,430,319
Receivable for fund shares sold		15,305
Total assets		336,598,969

Liabilities
Payable for investments purchased	$ 1,244,002
Payable for fund shares redeemed	201,622
Accrued management fee	53,917
Distribution fees payable	28
Total liabilities		1,499,569

Net Assets		$ 335,099,400
Net Assets consist of:
Paid in capital		$ 448,779,022
Accumulated undistributed net realized gain (loss) on investments		(50,203,378)
Net unrealized appreciation (depreciation) on investments		(63,476,244)
Net Assets		$ 335,099,400

Statement of Assets and Liabilities - continued

December 31, 2008

Service Class: Net Asset Value, offering price and redemption price per share ($76,045 ÷ 9,755 shares)	$ 7.80

Service Class 2: Net Asset Value, offering price and redemption price per share ($235,516 ÷ 30,236 shares)	$ 7.79

Investor Class: Net Asset Value, offering price and redemption price per share ($334,787,839 ÷ 42,953,962 shares)	$ 7.79

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 10,675,916

Expenses
Management fee	$ 935,528
Distribution fees	394
Independent trustees' compensation	1,587
Total expenses before reductions	937,509
Expense reductions	(187,725)	749,784
Net investment income (loss)		9,926,132
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(52,495,373)
Capital gain distributions from underlying funds	2,564,858	(49,930,515)
Change in net unrealized appreciation (depreciation) on underlying funds		(56,254,819)
Net gain (loss)		(106,185,334)
Net increase (decrease) in net assets resulting from operations		$ (96,259,202)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,926,132	$ 7,898,961
Net realized gain (loss)	(49,930,515)	16,269,743
Change in net unrealized appreciation (depreciation)	(56,254,819)	(9,534,386)
Net increase (decrease) in net assets resulting from operations	(96,259,202)	14,634,318
Distributions to shareholders from net investment income	(10,051,307)	(7,948,355)
Distributions to shareholders from net realized gain	(4,604,966)	(14,111,683)
Total distributions	(14,656,273)	(22,060,038)
Share transactions - net increase (decrease)	74,487,933	234,994,088
Total increase (decrease) in net assets	(36,427,542)	227,568,368

Net Assets
Beginning of period	371,526,942	143,958,574
End of period	$ 335,099,400	$ 371,526,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.51	$ 10.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25	.32	.26
Net realized and unrealized gain (loss)	(2.59)	.41	.47
Total from investment operations	(2.34)	.73	.73
Distributions from net investment income	(.24)	(.24)	(.12)
Distributions from net realized gain	(.13)	(.50)	(.09)
Total distributions	(.37) I	(.74)	(.21)
Net asset value, end of period	$ 7.80	$ 10.51	$ 10.52
Total Return B, C, D	(22.48)%	6.99%	7.31%
Ratios to Average Net Assets F, H
Expenses before reductions	.35%	.35%	.35% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	2.65%	2.97%	3.48% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76	$ 115	$ 107
Portfolio turnover rate	70%	92%	103% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.366 per share is comprised of distributions from net investment income of $.241 and distributions from net realized gain of $.125 per share.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.51	$ 10.51	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.31	.24
Net realized and unrealized gain (loss)	(2.59)	.41	.47
Total from investment operations	(2.36)	.72	.71
Distributions from net investment income	(.24)	(.22)	(.11)
Distributions from net realized gain	(.13)	(.50)	(.09)
Total distributions	(.36) I	(.72)	(.20)
Net asset value, end of period	$ 7.79	$ 10.51	$ 10.51
Total Return B, C, D	(22.63)%	6.93%	7.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.35%	.35%	.35% A
Expenses net of all reductions	.35%	.35%	.35% A
Net investment income (loss)	2.50%	2.82%	3.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 236	$ 115	$ 107
Portfolio turnover rate	70%	92%	103% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.360 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.125 per share.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.51	$ 10.52	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25	.32	.26
Net realized and unrealized gain (loss)	(2.60)	.41	.47
Total from investment operations	(2.35)	.73	.73
Distributions from net investment income	(.24)	(.24)	(.12)
Distributions from net realized gain	(.13)	(.50)	(.09)
Total distributions	(.37) I	(.74)	(.21)
Net asset value, end of period	$ 7.79	$ 10.51	$ 10.52
Total Return B, C, D	(22.57)%	6.99%	7.31%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	2.65%	2.97%	3.48% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 334,788	$ 371,298	$ 143,744
Portfolio turnover rate	70%	92%	103% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.366 per share is comprised of distributions from net investment income of $.241 and distributions from net realized gain of $.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	1.5	0.0
Fidelity Blue Chip Growth Fund	0.4	0.0
Fidelity Contrafund	3.9	4.3
Fidelity Disciplined Equity Fund	0.7	1.1
Fidelity Equity-Income Fund	0.4	0.0
Fidelity Equity-Income II Fund	3.5	6.1
Fidelity Fund	4.0	6.4
Fidelity Growth & Income Portfolio	0.5	0.0
Fidelity Growth Company Fund	2.8	0.0
Fidelity Independence Fund	0.0 *	0.5
Fidelity Large Cap Value Fund	4.2	3.3
Fidelity Leveraged Company Stock Fund	0.3	3.0
Fidelity Magellan Fund	0.0 *	0.7
Fidelity Mega Cap Stock Fund	1.0	0.0
Fidelity Mid Cap Value Fund	0.6	2.8
Fidelity Real Estate Investment Portfolio	0.5	1.0
Fidelity Select Air Transportation Portfolio	0.4	0.0
Fidelity Select Banking Portfolio	0.8	0.0
Fidelity Select Biotechnology Portfolio	1.2	0.0
Fidelity Select Computers Portfolio	0.2	0.0
Fidelity Select Construction & Housing Portfolio	0.3	0.0
Fidelity Select Consumer Staples Portfolio	2.1	0.0
Fidelity Select Energy Portfolio	1.0	0.0
Fidelity Select Environmental Portfolio	0.3	0.0
Fidelity Select Gold Portfolio	2.0	0.0
Fidelity Select Health Care Portfolio	0.2	0.0
Fidelity Select Industrials Portfolio	0.3	0.0
Fidelity Select Insurance Portfolio	0.6	0.0
Fidelity Select Leisure Portfolio	0.5	0.0
Fidelity Select Medical Equipment & Systems Portfolio	0.5	0.0
Fidelity Select Natural Resources Portfolio	0.4	0.0
Fidelity Select Pharmaceuticals Portfolio	1.7	0.0
Fidelity Select Software & Computer Services Portfolio	1.1	0.0
Fidelity Select Technology Portfolio	0.6	0.0
Fidelity Select Telecommunications Portfolio	0.3	0.0
Fidelity Select Transportation Portfolio	0.3	0.0
Fidelity Small Cap Growth Fund	0.4	2.6
Fidelity Small Cap Value Fund	1.5	1.7
Fidelity Utilities Fund	1.7	0.0
Fidelity Value Fund	0.2	0.5
Spartan Total Market Index Fund Investor Class	3.6	4.1
Spartan U.S. Equity Index Fund Investor Class	0.8	1.0
VIP Mid Cap Portfolio Investor Class	0.7	2.2

	% of fund's investments	% of fund's investments 6 months ago
Fidelity Stock Selector Fund	0.0	3.5
Fidelity Value Discovery Fund	0.0	1.1
VIP Growth & Income Portfolio Investor Class	0.0	3.0
	48.0	48.9
International Equity Funds
Fidelity Diversified International Fund	0.0 *	0.0
Fidelity Emerging Markets Fund	0.2	0.6
Fidelity International Discovery Fund	4.7	2.9
Fidelity Overseas Fund	0.0 *	5.0
Spartan International Index Fund Investor Class	5.2	0.0
Fidelity International Real Estate Fund	0.0	2.0
Fidelity International Value Fund	0.0	0.5
	10.1	11.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.0 *	2.0
Fidelity High Income Fund	0.0 *	0.0
Fidelity U.S. Bond Index Fund	36.6	25.2
Fidelity Capital & Income Fund	0.0	4.0
Fidelity New Markets Income Fund	0.0	2.0
Fidelity Strategic Real Return Fund	0.0	1.0
VIP High Income Portfolio Investor Class	0.0	1.0
	36.6	35.2
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	5.3	4.9
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's investments)
As of December 31, 2008
Domestic Equity Funds	48.0%
International Equity Funds	10.1%
Fixed Income Funds	36.6%
Money Market Funds	5.3%

As of June 30, 2008
Domestic Equity Funds	48.9%
International Equity Funds	11.0%
Fixed Income Funds	35.2%
Money Market Funds	4.9%

Annual Report

VIP FundsManager 60% Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 58.1%
	Shares	Value
Domestic Equity Funds - 48.0%
Fidelity 130/30 Large Cap Fund	1,425,137	$ 9,163,634
Fidelity Blue Chip Growth Fund	88,092	2,317,701
Fidelity Contrafund	510,918	23,124,165
Fidelity Disciplined Equity Fund	231,106	4,023,549
Fidelity Equity-Income Fund	72,036	2,223,738
Fidelity Equity-Income II Fund	1,567,385	20,877,567
Fidelity Fund	1,044,093	23,763,550
Fidelity Growth & Income Portfolio	239,656	3,156,274
Fidelity Growth Company Fund	341,830	16,735,996
Fidelity Independence Fund	3,061	43,674
Fidelity Large Cap Value Fund	2,890,861	24,716,865
Fidelity Leveraged Company Stock Fund	115,021	1,660,898
Fidelity Magellan Fund	3,400	155,920
Fidelity Mega Cap Stock Fund	891,929	6,198,909
Fidelity Mid Cap Value Fund	346,856	3,298,600
Fidelity Real Estate Investment Portfolio	175,567	2,740,608
Fidelity Select Air Transportation Portfolio	91,546	2,384,785
Fidelity Select Banking Portfolio	337,908	4,987,526
Fidelity Select Biotechnology Portfolio (a)	119,202	7,046,053
Fidelity Select Computers Portfolio (a)	36,885	918,059
Fidelity Select Construction & Housing Portfolio	73,610	1,757,059
Fidelity Select Consumer Staples Portfolio	250,572	12,776,650
Fidelity Select Energy Portfolio	193,817	5,830,005
Fidelity Select Environmental Portfolio	115,228	1,542,899
Fidelity Select Gold Portfolio	379,103	11,972,081
Fidelity Select Health Care Portfolio	12,059	976,625
Fidelity Select Industrials Portfolio	124,507	1,636,022
Fidelity Select Insurance Portfolio	100,365	3,286,953
Fidelity Select Leisure Portfolio	58,550	3,154,102
Fidelity Select Medical Equipment & Systems Portfolio	173,619	3,203,277
Fidelity Select Natural Resources Portfolio	132,254	2,490,337
Fidelity Select Pharmaceuticals Portfolio	1,147,132	10,106,233
Fidelity Select Software & Computer Services Portfolio (a)	142,847	6,713,832
Fidelity Select Technology Portfolio	90,370	3,584,067
Fidelity Select Telecommunications Portfolio	72,078	1,921,597

	Shares	Value
Fidelity Select Transportation Portfolio	53,197	$ 1,714,528
Fidelity Small Cap Growth Fund	243,572	2,116,639
Fidelity Small Cap Value Fund	970,249	9,042,718
Fidelity Utilities Fund	754,075	9,855,758
Fidelity Value Fund	29,658	1,182,164
Spartan Total Market Index Fund Investor Class	851,585	21,349,230
Spartan U.S. Equity Index Fund Investor Class	157,664	5,029,486
VIP Mid Cap Portfolio Investor Class	221,031	4,062,548
TOTAL DOMESTIC EQUITY FUNDS		284,842,881
International Equity Funds - 10.1%
Fidelity Diversified International Fund	13,944	299,937
Fidelity Emerging Markets Fund	91,208	1,184,791
Fidelity International Discovery Fund	1,177,416	27,822,346
Fidelity Overseas Fund	1,109	27,823
Spartan International Index Fund Investor Class	1,147,046	30,672,004
TOTAL INTERNATIONAL EQUITY FUNDS		60,006,901
TOTAL EQUITY FUNDS (Cost $423,728,109)		344,849,782
Fixed-Income Funds - 36.6%

Fidelity Floating Rate High Income Fund	22,636	171,580
Fidelity High Income Fund	27,995	169,088
Fidelity U.S. Bond Index Fund	20,106,143	216,945,287
TOTAL FIXED-INCOME FUNDS (Cost $216,026,449)		217,285,955
Money Market Funds - 5.3%

Fidelity Institutional Prime Money Market Portfolio Class I (Cost $31,373,765)	31,373,765	31,373,765
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $671,128,323)		$ 593,509,502
Legend
(a) Non-income producing
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 593,509,502	$ 593,509,502	$ -	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $38,554,032 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $23,197,046 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $671,128,323) - See accompanying schedule		$ 593,509,502
Cash		21
Receivable for investments sold		1,064,000
Receivable for fund shares sold		1,553,326
Total assets		596,126,849

Liabilities
Payable for investments purchased	$ 2,610,581
Payable for fund shares redeemed	6,745
Accrued management fee	91,745
Distribution fees payable	9
Total liabilities		2,709,080

Net Assets		$ 593,417,769
Net Assets consist of:
Paid in capital		$ 736,286,294
Accumulated undistributed net realized gain (loss) on investments		(65,249,704)
Net unrealized appreciation (depreciation) on investments		(77,618,821)
Net Assets		$ 593,417,769

Statement of Assets and Liabilities - continued

December 31, 2008

Service Class: Net Asset Value, offering price and redemption price per share ($64,947 ÷ 8,869 shares)	$ 7.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($75,919 ÷ 10,364 shares)	$ 7.33

Investor Class: Net Asset Value, offering price and redemption price per share ($593,276,903 ÷ 81,036,638 shares)	$ 7.32

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 11,095,251

Expenses
Management fee	$ 936,346
Distribution fees	318
Independent trustees' compensation	1,357
Total expenses before reductions	938,021
Expense reductions	(188,482)	749,539
Net investment income (loss)		10,345,712
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(66,751,481)
Capital gain distributions from underlying funds	1,621,752	(65,129,729)
Change in net unrealized appreciation (depreciation) on underlying funds		(74,665,235)
Net gain (loss)		(139,794,964)
Net increase (decrease) in net assets resulting from operations		$ (129,449,252)

Statement of Changes in Net Assets

	Year ended December 31, 2008	For the period August 22, 2007 (commencement of operations) to December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,345,712	$ 642,069
Net realized gain (loss)	(65,129,729)	1,787,326
Change in net unrealized appreciation (depreciation)	(74,665,235)	(2,953,586)
Net increase (decrease) in net assets resulting from operations	(129,449,252)	(524,191)
Distributions to shareholders from net investment income	(10,207,180)	(598,172)
Distributions to shareholders from net realized gain	(1,580,863)	(629,718)
Total distributions	(11,788,043)	(1,227,890)
Share transactions - net increase (decrease)	620,640,634	115,766,511
Total increase (decrease) in net assets	479,403,339	114,014,430

Net Assets
Beginning of period	114,014,430	-
End of period (including undistributed net investment income of $0 and undistributed net investment income of $43,897, respectively)	$ 593,417,769	$ 114,014,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25	.18
Net realized and unrealized gain (loss)	(3.01)	.23 G
Total from investment operations	(2.76)	.41
Distributions from net investment income	(.13)	(.06)
Distributions from net realized gain	(.08)	(.06)
Total distributions	(.21) J	(.12)
Net asset value, end of period	$ 7.32	$ 10.29
Total Return B, C, D	(26.93)%	4.07%
Ratios to Average Net Assets F, I
Expenses before reductions	.35%	.35% A
Expenses net of fee waivers, if any	.20%	.20% A
Expenses net of all reductions	.20%	.20% A
Net investment income (loss)	2.75%	4.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65	$ 104
Portfolio turnover rate	74%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 22, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

J Total distributions of $.213 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.080 per share.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.17
Net realized and unrealized gain (loss)	(2.99)	.23 G
Total from investment operations	(2.76)	.40
Distributions from net investment income	(.12)	(.05)
Distributions from net realized gain	(.08)	(.06)
Total distributions	(.20) J	(.11)
Net asset value, end of period	$ 7.33	$ 10.29
Total Return B, C, D	(26.97)%	4.01%
Ratios to Average Net Assets F, I
Expenses before reductions	.50%	.50% A
Expenses net of fee waivers, if any	.35%	.35% A
Expenses net of all reductions	.35%	.35% A
Net investment income (loss)	2.59%	4.61% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76	$ 104
Portfolio turnover rate	74%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 22, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

J Total distributions of $.199 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.080 per share.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Investor Class

Years ended December 31,

2008

2007 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.17
Net realized and unrealized gain (loss)	(2.99)	.24 G
Total from investment operations	(2.76)	.41
Distributions from net investment income	(.13)	(.06)
Distributions from net realized gain	(.08)	(.06)
Total distributions	(.21) J	(.12)
Net asset value, end of period	$ 7.32	$ 10.29
Total Return B, C, D	(26.93)%	4.07%
Ratios to Average Net Assets F, I
Expenses before reductions	.25%	.25% A
Expenses net of fee waivers, if any	.20%	.20% A
Expenses net of all reductions	.20%	.20% A
Net investment income (loss)	2.75%	4.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 593,277	$ 113,806
Portfolio turnover rate	74%	60% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 22, 2007 (commencement of operations) to December 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

J Total distributions of $.213 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.080 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	0.3	0.0
Fidelity Blue Chip Growth Fund	0.5	0.0
Fidelity Contrafund	3.5	3.2
Fidelity Disciplined Equity Fund	1.9	1.8
Fidelity Dividend Growth Fund	0.0 *	0.0
Fidelity Equity-Income Fund	0.4	0.0
Fidelity Equity-Income II Fund	7.6	7.5
Fidelity Fund	6.7	7.4
Fidelity Growth & Income Portfolio	0.0 *	0.0
Fidelity Growth Company Fund	1.1	0.0
Fidelity Independence Fund	0.0 *	0.5
Fidelity Large Cap Stock Fund	2.4	3.8
Fidelity Large Cap Value Fund	5.2	4.0
Fidelity Leveraged Company Stock Fund	0.0 *	3.0
Fidelity Magellan Fund	0.0 *	0.5
Fidelity Mega Cap Stock Fund	0.4	0.0
Fidelity Mid Cap Value Fund	0.2	3.3
Fidelity Mid-Cap Stock Fund	0.0 *	0.0
Fidelity Nasdaq Composite Index Fund	0.3	0.5
Fidelity Real Estate Investment Portfolio	0.8	1.0
Fidelity Select Air Transportation Portfolio	0.1	0.0
Fidelity Select Banking Portfolio	0.5	0.0
Fidelity Select Biotechnology Portfolio	1.0	0.0
Fidelity Select Computers Portfolio	0.4	0.0
Fidelity Select Construction & Housing Portfolio	0.3	0.0
Fidelity Select Consumer Staples Portfolio	2.5	0.0
Fidelity Select Energy Portfolio	0.9	0.0
Fidelity Select Environmental Portfolio	0.1	0.0
Fidelity Select Gold Portfolio	1.5	0.0
Fidelity Select Health Care Portfolio	0.1	0.0
Fidelity Select Industrials Portfolio	0.1	0.0
Fidelity Select Insurance Portfolio	0.4	0.0
Fidelity Select Leisure Portfolio	0.4	0.0
Fidelity Select Medical Equipment & Systems Portfolio	0.7	0.0
Fidelity Select Natural Resources Portfolio	0.1	0.0
Fidelity Select Pharmaceuticals Portfolio	1.1	0.0
Fidelity Select Software & Computer Services Portfolio	0.9	0.0
Fidelity Select Technology Portfolio	0.6	0.0
Fidelity Select Telecommunications Portfolio	0.2	0.0
Fidelity Select Transportation Portfolio	0.4	0.0
Fidelity Small Cap Growth Fund	1.2	2.0
Fidelity Small Cap Stock Fund	0.0 *	0.0
Fidelity Small Cap Value Fund	0.3	0.2
Fidelity Utilities Fund	1.0	0.0
Fidelity Value Discovery Fund	0.7	0.8
Fidelity Value Fund	0.3	0.5
Spartan Extended Market Index Fund Investor Class	3.3	3.8
Spartan Total Market Index Fund Investor Class	3.1	3.0

	% of fund's investments	% of fund's investments 6 months ago
Spartan U.S. Equity Index Fund Investor Class	3.1	2.9
VIP Mid Cap Portfolio Investor Class	1.1	2.1
Fidelity Stock Selector Fund	0.0	3.0
VIP Growth & Income Portfolio Investor Class	0.0	3.5
VIP Growth Portfolio Investor Class	0.0	0.5
	57.7	58.8
International Equity Funds
Fidelity Emerging Markets Fund	0.6	1.0
Fidelity International Discovery Fund	4.5	3.6
Fidelity Overseas Fund	0.0 *	3.5
Spartan International Index Fund Investor Class	5.2	0.0
Fidelity International Real Estate Fund	0.0	2.0
Fidelity International Small Cap Opportunities Fund	0.0	0.5
Fidelity International Value Fund	0.0	0.5
	10.3	11.1
Fixed-Income Funds
Fidelity High Income Fund	0.0 *	0.0
Fidelity U.S. Bond Index Fund	26.5	16.0
Fidelity Capital & Income Fund	0.0	4.0
Fidelity Floating Rate High Income Fund	0.0	2.0
Fidelity New Markets Income Fund	0.0	2.0
Fidelity Strategic Real Return Fund	0.0	1.0
VIP High Income Portfolio Investor Class	0.0	1.0
	26.5	26.0
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	5.5	4.1
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's investments)
As of December 31, 2008
Domestic Equity Funds	57.7%
International Equity Funds	10.3%
Fixed Income Funds	26.5%
Money Market Funds	5.5%

As of June 30, 2008
Domestic Equity Funds	58.8%
International Equity Funds	11.1%
Fixed Income Funds	26.0%
Money Market Funds	4.1%

Annual Report

VIP FundsManager 70% Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 68.0%
	Shares	Value
Domestic Equity Funds - 57.7%
Fidelity 130/30 Large Cap Fund	152,729	$ 982,045
Fidelity Blue Chip Growth Fund	59,355	1,561,627
Fidelity Contrafund	252,506	11,428,415
Fidelity Disciplined Equity Fund	347,234	6,045,337
Fidelity Dividend Growth Fund	810	12,794
Fidelity Equity-Income Fund	46,325	1,430,067
Fidelity Equity-Income II Fund	1,836,075	24,456,517
Fidelity Fund	951,507	21,656,300
Fidelity Growth & Income Portfolio	938	12,354
Fidelity Growth Company Fund	73,377	3,592,543
Fidelity Independence Fund	558	7,968
Fidelity Large Cap Stock Fund	771,252	7,727,943
Fidelity Large Cap Value Fund	1,967,707	16,823,892
Fidelity Leveraged Company Stock Fund	944	13,632
Fidelity Magellan Fund	1,010	46,303
Fidelity Mega Cap Stock Fund	171,978	1,195,247
Fidelity Mid Cap Value Fund	57,342	545,318
Fidelity Mid-Cap Stock Fund	7,483	116,817
Fidelity Nasdaq Composite Index Fund	54,206	1,130,205
Fidelity Real Estate Investment Portfolio	168,264	2,626,598
Fidelity Select Air Transportation Portfolio	14,424	375,743
Fidelity Select Banking Portfolio	100,449	1,482,628
Fidelity Select Biotechnology Portfolio (a)	55,986	3,309,336
Fidelity Select Computers Portfolio (a)	47,137	1,173,237
Fidelity Select Construction & Housing Portfolio	36,119	862,160
Fidelity Select Consumer Staples Portfolio	155,387	7,923,179
Fidelity Select Energy Portfolio	94,131	2,831,460
Fidelity Select Environmental Portfolio	24,345	325,980
Fidelity Select Gold Portfolio	150,197	4,743,221
Fidelity Select Health Care Portfolio	2,331	188,823
Fidelity Select Industrials Portfolio	37,461	492,238
Fidelity Select Insurance Portfolio	43,482	1,424,034
Fidelity Select Leisure Portfolio	23,827	1,283,550
Fidelity Select Medical Equipment & Systems Portfolio	124,591	2,298,703
Fidelity Select Natural Resources Portfolio	9,538	179,592
Fidelity Select Pharmaceuticals Portfolio	409,289	3,605,834
Fidelity Select Software & Computer Services Portfolio (a)	59,707	2,806,208
Fidelity Select Technology Portfolio	50,711	2,011,181

	Shares	Value
Fidelity Select Telecommunications Portfolio	29,047	$ 774,397
Fidelity Select Transportation Portfolio	39,018	1,257,548
Fidelity Small Cap Growth Fund	453,131	3,937,708
Fidelity Small Cap Stock Fund	9,746	95,508
Fidelity Small Cap Value Fund	88,459	824,437
Fidelity Utilities Fund	235,727	3,080,948
Fidelity Value Discovery Fund	220,921	2,248,974
Fidelity Value Fund	25,230	1,005,651
Spartan Extended Market Index Fund Investor Class	466,711	10,524,343
Spartan Total Market Index Fund Investor Class	401,678	10,070,075
Spartan U.S. Equity Index Fund Investor Class	312,060	9,954,710
VIP Mid Cap Portfolio Investor Class	191,297	3,516,037
TOTAL DOMESTIC EQUITY FUNDS		186,019,365
International Equity Funds - 10.3%
Fidelity Emerging Markets Fund	142,521	1,851,354
Fidelity International Discovery Fund	614,245	14,514,611
Fidelity Overseas Fund	805	20,181
Spartan International Index Fund Investor Class	630,190	16,851,271
TOTAL INTERNATIONAL EQUITY FUNDS		33,237,417
TOTAL EQUITY FUNDS (Cost $314,616,830)		219,256,782
Fixed-Income Funds - 26.5%

Fidelity High Income Fund	103	622
Fidelity U.S. Bond Index Fund	7,924,462	85,504,945
TOTAL FIXED-INCOME FUNDS (Cost $85,014,985)		85,505,567
Money Market Funds - 5.5%

Fidelity Institutional Prime Money Market Portfolio Class I (Cost $17,518,124)	17,518,123	17,518,124
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $417,149,939)		$ 322,280,473
Legend
(a) Non-income producing
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 322,280,473	$ 322,280,473	$ -	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $52,969,057 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $27,908,009 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $417,149,939) - See accompanying schedule		$ 322,280,473
Receivable for investments sold		1,060,000
Receivable for fund shares sold		246,394
Total assets		323,586,867

Liabilities
Payable to custodian bank	$ 1
Payable for investments purchased	1,306,348
Payable for fund shares redeemed	46
Accrued management fee	51,635
Distribution fees payable	23
Total liabilities		1,358,053

Net Assets		$ 322,228,814
Net Assets consist of:
Paid in capital		$ 498,825,075
Accumulated undistributed net realized gain (loss) on investments		(81,726,795)
Net unrealized appreciation (depreciation) on investments		(94,869,466)
Net Assets		$ 322,228,814

Statement of Assets and Liabilities - continued

December 31, 2008

Service Class: Net Asset Value, offering price and redemption price per share ($67,745 ÷ 9,862 shares)	$ 6.87

Service Class 2: Net Asset Value, offering price and redemption price per share ($223,094 ÷ 32,501 shares)	$ 6.86

Investor Class: Net Asset Value, offering price and redemption price per share ($321,937,975 ÷ 46,878,951 shares)	$ 6.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 9,073,532

Expenses
Management fee	$ 1,024,847
Distribution fees	384
Independent trustees' compensation	1,775
Total expenses before reductions	1,027,006
Expense reductions	(205,545)	821,461
Net investment income (loss)		8,252,071
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(84,747,182)
Capital gain distributions from underlying funds	3,365,259	(81,381,923)
Change in net unrealized appreciation (depreciation) on underlying funds		(82,165,342)
Net gain (loss)		(163,547,265)
Net increase (decrease) in net assets resulting from operations		$ (155,295,194)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,252,071	$ 7,116,403
Net realized gain (loss)	(81,381,923)	29,207,549
Change in net unrealized appreciation (depreciation)	(82,165,342)	(17,190,342)
Net increase (decrease) in net assets resulting from operations	(155,295,194)	19,133,610
Distributions to shareholders from net investment income	(8,383,267)	(7,181,365)
Distributions to shareholders from net realized gain	(10,462,885)	(21,805,300)
Total distributions	(18,846,152)	(28,986,665)
Share transactions - net increase (decrease)	51,669,854	276,358,393
Total increase (decrease) in net assets	(122,471,492)	266,505,338

Net Assets
Beginning of period	444,700,306	178,194,968
End of period	$ 322,228,814	$ 444,700,306

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.24	.21
Net realized and unrealized gain (loss)	(3.53)	.58	.65
Total from investment operations	(3.35)	.82	.86
Distributions from net investment income	(.18)	(.18)	(.11)
Distributions from net realized gain	(.25)	(.63)	(.11)
Total distributions	(.43) I	(.81)	(.22)
Net asset value, end of period	$ 6.87	$ 10.65	$ 10.64
Total Return B, C, D	(32.03)%	7.80%	8.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.35%	.35%	.35% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	2.01%	2.14%	2.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68	$ 117	$ 109
Portfolio turnover rate	84%	105%	106% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.429 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.245 per share.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.22	.20
Net realized and unrealized gain (loss)	(3.53)	.59	.65
Total from investment operations	(3.37)	.81	.85
Distributions from net investment income	(.18)	(.17)	(.10)
Distributions from net realized gain	(.25)	(.63)	(.11)
Total distributions	(.42) I	(.80)	(.21)
Net asset value, end of period	$ 6.86	$ 10.65	$ 10.64
Total Return B, C, D	(32.18)%	7.63%	8.45%
Ratios to Average Net Assets F, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.35%	.35%	.35% A
Expenses net of all reductions	.35%	.35%	.35% A
Net investment income (loss)	1.86%	1.99%	2.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 223	$ 117	$ 108
Portfolio turnover rate	84%	105%	106% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.423 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.24	.21
Net realized and unrealized gain (loss)	(3.53)	.58	.65
Total from investment operations	(3.35)	.82	.86
Distributions from net investment income	(.18)	(.18)	(.11)
Distributions from net realized gain	(.25)	(.63)	(.11)
Total distributions	(.43) I	(.81)	(.22)
Net asset value, end of period	$ 6.87	$ 10.65	$ 10.64
Total Return B, C, D	(32.03)%	7.80%	8.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	2.01%	2.14%	2.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 321,938	$ 444,467	$ 177,978
Portfolio turnover rate	84%	105%	106% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.429 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

VIP FundsManager 85% Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
Fidelity 130/30 Large Cap Fund	1.0	0.0
Fidelity Blue Chip Growth Fund	0.4	0.0
Fidelity Contrafund	2.9	2.5
Fidelity Disciplined Equity Fund	1.9	1.5
Fidelity Dividend Growth Fund	0.1	0.0
Fidelity Equity-Income Fund	0.3	0.0
Fidelity Equity-Income II Fund	9.2	9.4
Fidelity Fund	5.8	7.0
Fidelity Growth & Income Portfolio	0.1	0.5
Fidelity Growth Company Fund	1.7	0.0
Fidelity Independence Fund	0.0 *	0.5
Fidelity Large Cap Stock Fund	2.6	5.3
Fidelity Large Cap Value Fund	6.4	5.2
Fidelity Leveraged Company Stock Fund	0.1	3.5
Fidelity Magellan Fund	0.0 *	0.5
Fidelity Mega Cap Stock Fund	0.9	0.0
Fidelity Mid Cap Value Fund	0.4	4.3
Fidelity Mid-Cap Stock Fund	0.0 *	0.1
Fidelity Nasdaq Composite Index Fund	0.4	0.5
Fidelity Real Estate Investment Portfolio	0.8	1.0
Fidelity Select Air Transportation Portfolio	0.2	0.0
Fidelity Select Banking Portfolio	1.0	0.0
Fidelity Select Biotechnology Portfolio	1.1	0.0
Fidelity Select Computers Portfolio	0.4	0.0
Fidelity Select Construction & Housing Portfolio	0.3	0.0
Fidelity Select Consumer Staples Portfolio	3.2	0.0
Fidelity Select Energy Portfolio	1.1	0.0
Fidelity Select Environmental Portfolio	0.2	0.0
Fidelity Select Gold Portfolio	2.0	0.0
Fidelity Select Health Care Portfolio	0.1	0.0
Fidelity Select Industrials Portfolio	0.4	0.0
Fidelity Select Insurance Portfolio	0.1	0.0
Fidelity Select Leisure Portfolio	0.5	0.0
Fidelity Select Medical Equipment & Systems Portfolio	1.1	0.0
Fidelity Select Natural Resources Portfolio	0.2	0.0
Fidelity Select Pharmaceuticals Portfolio	1.5	0.0
Fidelity Select Software & Computer Services Portfolio	1.2	0.0
Fidelity Select Technology Portfolio	0.2	0.0
Fidelity Select Telecommunications Portfolio	0.2	0.0
Fidelity Select Transportation Portfolio	0.5	0.0
Fidelity Small Cap Growth Fund	0.9	2.5
Fidelity Small Cap Stock Fund	0.0 *	0.0
Fidelity Small Cap Value Fund	1.0	0.8
Fidelity Stock Selector Fund	0.0 *	3.3
Fidelity Utilities Fund	1.6	0.0
Fidelity Value Discovery Fund	0.6	0.7

	% of fund's investments	% of fund's investments 6 months ago
Spartan Extended Market Index Fund Investor Class	3.6	4.1
Spartan Total Market Index Fund Investor Class	3.1	3.1
Spartan U.S. Equity Index Fund Investor Class	4.6	4.8
VIP Growth Portfolio Investor Class	1.7	2.7
VIP Mid Cap Portfolio Investor Class	0.8	1.5
VIP Growth & Income Portfolio Investor Class	0.0	3.5
	68.4	68.8
International Equity Funds
Fidelity Diversified International Fund	0.0 *	0.0
Fidelity Emerging Markets Fund	0.6	1.0
Fidelity International Discovery Fund	7.3	7.7
Fidelity Overseas Fund	0.0 *	4.4
Spartan International Index Fund Investor Class	8.0	0.0
Fidelity International Real Estate Fund	0.0	2.0
Fidelity International Small Cap Opportunities Fund	0.0	0.5
Fidelity International Value Fund	0.0	0.5
	15.9	16.1
Fixed-Income Funds
Fidelity U.S. Bond Index Fund	15.6	9.1
Fidelity Capital & Income Fund	0.0	2.0
Fidelity New Markets Income Fund	0.0	2.0
Fidelity Strategic Real Return Fund	0.0	1.0
VIP High Income Portfolio Investor Class	0.0	1.0
	15.6	15.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	0.1	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's investments)
As of December 31, 2008
Domestic Equity Funds	68.4%
International Equity Funds	15.9%
Fixed Income Funds	15.6%
Money Market Funds	0.1%

As of June 30, 2008
Domestic Equity Funds	68.8%
International Equity Funds	16.1%
Fixed Income Funds	15.1%

Annual Report

VIP FundsManager 85% Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 84.3%
	Shares	Value
Domestic Equity Funds - 68.4%
Fidelity 130/30 Large Cap Fund	189,404	$ 1,217,870
Fidelity Blue Chip Growth Fund	17,686	465,319
Fidelity Contrafund	76,694	3,471,170
Fidelity Disciplined Equity Fund	129,433	2,253,420
Fidelity Dividend Growth Fund	8,540	134,850
Fidelity Equity-Income Fund	13,118	404,959
Fidelity Equity-Income II Fund	831,683	11,078,011
Fidelity Fund	306,644	6,979,221
Fidelity Growth & Income Portfolio	9,827	129,420
Fidelity Growth Company Fund	43,051	2,107,786
Fidelity Independence Fund	419	5,982
Fidelity Large Cap Stock Fund	308,527	3,091,438
Fidelity Large Cap Value Fund	905,459	7,741,676
Fidelity Leveraged Company Stock Fund	8,167	117,924
Fidelity Magellan Fund	967	44,364
Fidelity Mega Cap Stock Fund	164,732	1,144,885
Fidelity Mid Cap Value Fund	45,464	432,361
Fidelity Mid-Cap Stock Fund	2,773	43,280
Fidelity Nasdaq Composite Index Fund	20,633	430,201
Fidelity Real Estate Investment Portfolio	63,492	991,105
Fidelity Select Air Transportation Portfolio	9,743	253,804
Fidelity Select Banking Portfolio	85,746	1,265,616
Fidelity Select Biotechnology Portfolio (a)	21,969	1,298,579
Fidelity Select Computers Portfolio (a)	19,899	495,293
Fidelity Select Construction & Housing Portfolio	14,955	356,970
Fidelity Select Consumer Staples Portfolio	75,388	3,844,034
Fidelity Select Energy Portfolio	45,479	1,368,011
Fidelity Select Environmental Portfolio	15,273	204,505
Fidelity Select Gold Portfolio	77,002	2,431,729
Fidelity Select Health Care Portfolio	1,656	134,134
Fidelity Select Industrials Portfolio	36,362	477,798
Fidelity Select Insurance Portfolio	3,064	100,345
Fidelity Select Leisure Portfolio	10,989	591,990
Fidelity Select Medical Equipment & Systems Portfolio	74,131	1,367,708
Fidelity Select Natural Resources Portfolio	9,538	179,592
Fidelity Select Pharmaceuticals Portfolio	205,271	1,808,438
Fidelity Select Software & Computer Services Portfolio (a)	31,038	1,458,784

	Shares	Value
Fidelity Select Technology Portfolio	4,487	$ 177,949
Fidelity Select Telecommunications Portfolio	11,825	315,265
Fidelity Select Transportation Portfolio	19,638	632,942
Fidelity Small Cap Growth Fund	128,233	1,114,348
Fidelity Small Cap Stock Fund	3,785	37,097
Fidelity Small Cap Value Fund	129,738	1,209,159
Fidelity Stock Selector Fund	198	3,368
Fidelity Utilities Fund	152,296	1,990,507
Fidelity Value Discovery Fund	72,875	741,871
Spartan Extended Market Index Fund Investor Class	190,655	4,299,260
Spartan Total Market Index Fund Investor Class	148,968	3,734,630
Spartan U.S. Equity Index Fund Investor Class	174,059	5,552,493
VIP Growth Portfolio Investor Class	87,930	2,064,599
VIP Mid Cap Portfolio Investor Class	53,256	978,846
TOTAL DOMESTIC EQUITY FUNDS		82,774,906
International Equity Funds - 15.9%
Fidelity Diversified International Fund	405	8,719
Fidelity Emerging Markets Fund	52,867	686,743
Fidelity International Discovery Fund	374,594	8,851,656
Fidelity Overseas Fund	317	7,942
Spartan International Index Fund Investor Class	363,740	9,726,399
TOTAL INTERNATIONAL EQUITY FUNDS		19,281,459
TOTAL EQUITY FUNDS (Cost $144,955,318)		102,056,365
Fixed-Income Funds - 15.6%

Fidelity U.S. Bond Index Fund (Cost $18,674,629)	1,746,037	18,839,736
Money Market Funds - 0.1%

Fidelity Institutional Prime Money Market Portfolio Class I (Cost $90,353)	90,353	90,353
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $163,720,300)		$ 120,986,454
Legend
(a) Non-income producing
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 120,986,454	$ 120,986,454	$ -	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $22,695,604 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $13,933,195 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $163,720,300) - See accompanying schedule		$ 120,986,454
Cash		11
Receivable for investments sold		673,003
Receivable for fund shares sold		177,301
Total assets		121,836,769

Liabilities
Payable for investments purchased	$ 850,145
Payable for fund shares redeemed	159
Accrued management fee	19,351
Distribution fees payable	27
Total liabilities		869,682

Net Assets		$ 120,967,087
Net Assets consist of:
Paid in capital		$ 201,222,466
Accumulated undistributed net realized gain (loss) on investments		(37,521,533)
Net unrealized appreciation (depreciation) on investments		(42,733,846)
Net Assets		$ 120,967,087

Statement of Assets and Liabilities - continued

December 31, 2008

Service Class: Net Asset Value, offering price and redemption price per share ($62,232 ÷ 9,847 shares)	$ 6.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($254,499 ÷ 40,300 shares)	$ 6.32

Investor Class: Net Asset Value, offering price and redemption price per share ($120,650,356 ÷ 19,079,195 shares)	$ 6.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 2,687,598

Expenses
Management fee	$ 390,744
Distribution fees	375
Independent trustees' compensation	682
Total expenses before reductions	391,801
Expense reductions	(78,465)	313,336
Net investment income (loss)		2,374,262
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(38,774,919)
Capital gain distributions from underlying funds	1,390,359	(37,384,560)
Change in net unrealized appreciation (depreciation) on underlying funds		(38,185,509)
Net gain (loss)		(75,570,069)
Net increase (decrease) in net assets resulting from operations		$ (73,195,807)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,374,262	$ 2,020,097
Net realized gain (loss)	(37,384,560)	13,184,529
Change in net unrealized appreciation (depreciation)	(38,185,509)	(6,607,832)
Net increase (decrease) in net assets resulting from operations	(73,195,807)	8,596,794
Distributions to shareholders from net investment income	(2,351,013)	(2,012,099)
Distributions to shareholders from net realized gain	(5,111,875)	(9,838,427)
Total distributions	(7,462,888)	(11,850,526)
Share transactions - net increase (decrease)	24,933,593	107,632,395
Total increase (decrease) in net assets	(55,725,102)	104,378,663

Net Assets
Beginning of period	176,692,189	72,313,526
End of period (including undistributed net investment income of $0 and undistributed net investment income of $7,998, respectively)	$ 120,967,087	$ 176,692,189

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.17	.17
Net realized and unrealized gain (loss)	(4.14)	.74	.74
Total from investment operations	(4.01)	.91	.91
Distributions from net investment income	(.13)	(.13)	(.08)
Distributions from net realized gain	(.30)	(.74)	(.11)
Total distributions	(.43) I	(.87)	(.19)
Net asset value, end of period	$ 6.32	$ 10.76	$ 10.72
Total Return B, C, D	(38.14)%	8.52%	9.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.35%	.35%	.35% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	1.52%	1.48%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 62	$ 118	$ 109
Portfolio turnover rate	92%	104%	111% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.426 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.300 per share.

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11	.15	.16
Net realized and unrealized gain (loss)	(4.13)	.74	.74
Total from investment operations	(4.02)	.89	.90
Distributions from net investment income	(.12)	(.11)	(.07)
Distributions from net realized gain	(.30)	(.74)	(.11)
Total distributions	(.42) I	(.85)	(.18)
Net asset value, end of period	$ 6.32	$ 10.76	$ 10.72
Total Return B, C, D	(38.19)%	8.36%	8.99%
Ratios to Average Net Assets F, H
Expenses before reductions	.50%	.50%	.50% A
Expenses net of fee waivers, if any	.35%	.35%	.35% A
Expenses net of all reductions	.35%	.35%	.35% A
Net investment income (loss)	1.37%	1.33%	2.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 254	$ 118	$ 109
Portfolio turnover rate	92%	104%	111% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.421 per share is comprised of distributions from net investment income of $.121 and distributions from net realized gain of $.300 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.17	.17
Net realized and unrealized gain (loss)	(4.15)	.75	.74
Total from investment operations	(4.02)	.92	.91
Distributions from net investment income	(.13)	(.13)	(.08)
Distributions from net realized gain	(.30)	(.74)	(.11)
Total distributions	(.43) I	(.87)	(.19)
Net asset value, end of period	$ 6.32	$ 10.77	$ 10.72
Total Return B, C, D	(38.20)%	8.63%	9.09%
Ratios to Average Net Assets F, H
Expenses before reductions	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.20%	.20%	.20% A
Expenses net of all reductions	.20%	.20%	.20% A
Net investment income (loss)	1.52%	1.48%	2.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,650	$ 176,456	$ 72,095
Portfolio turnover rate	92%	104%	111% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the underlying funds.

G For the period April 13, 2006 (commencement of operations) to December 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.426 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.300 per share.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager Portfolio

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V. Variable Insurance Products Fund V (the trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP and Fidelity retail equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Investor Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for each Fund's investments is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

VIP FundsManager Portfolio

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP FundsManager 20% Portfolio	$ 161,284,521	$ 1,103,026	$ (9,076,777)	$ (7,973,751)
VIP FundsManager 50% Portfolio	399,608,548	3,978,919	(68,434,124)	(64,455,205)
VIP FundsManager 60% Portfolio	674,626,951	11,270,702	(92,388,151)	(81,117,449)
VIP FundsManager 70% Portfolio	417,999,664	4,135,181	(99,854,372)	(95,719,191)
VIP FundsManager 85% Portfolio	164,613,030	2,153,685	(45,780,261)	(43,626,576)
Capital Loss Carryforward
VIP FundsManager 20% Portfolio	$ (7,875,921)
VIP FundsManager 50% Portfolio	(31,865,605)
VIP FundsManager 60% Portfolio	(38,554,032)
VIP FundsManager 70% Portfolio	(52,969,057)
VIP FundsManager 85% Portfolio	(22,695,604)

The tax character of distributions paid was as follows:

December 31, 2008
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$ 4,824,891	$ 435,331	$ 5,260,222
VIP FundsManager 50% Portfolio	10,051,307	4,604,966	14,656,273
VIP FundsManager 60% Portfolio	10,597,939	1,190,104	11,788,043
VIP FundsManager 70% Portfolio	8,383,267	10,462,885	18,846,152
VIP FundsManager 85% Portfolio	2,538,311	4,924,577	7,462,888
December 31, 2007
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$ 4,473,251	$ 304,645	$ 4,777,896
VIP FundsManager 50% Portfolio	18,441,095	3,618,943	22,060,038
VIP FundsManager 60% Portfolio	1,017,984	209,906	1,227,890
VIP FundsManager 70% Portfolio	23,666,951	5,319,714	28,986,665
VIP FundsManager 85% Portfolio	9,256,735	2,593,791	11,850,526

3. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	147,113,947	91,885,502
VIP FundsManager 50% Portfolio	335,865,793	263,561,500
VIP FundsManager 60% Portfolio	902,096,131	281,230,681
VIP FundsManager 70% Portfolio	392,445,211	348,038,210
VIP FundsManager 85% Portfolio	167,348,427	146,128,404

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the funds with investment management related services. For these services each fund pays a monthly management fee to Strategic Advisers. The management fee is based on an annual rate of ..25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

Strategic Advisers has contractually agreed to waive 0.05% of its management fee, thereby limiting each fund's management fee to an annual rate of 0.20% of average net assets, until July 31, 2009.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$ 106	$ 262	$ 368
VIP FundsManager 50% Portfolio	102	292	394
VIP FundsManager 60% Portfolio	90	228	318
VIP FundsManager 70% Portfolio	99	285	384
VIP FundsManager 85% Portfolio	96	279	375

6. Expense Reductions.

Strategic Advisers contractually agreed to limit each funds' management fee to an annual rate of 0.20% of each funds' average net assets until July 31, 2009. For the period, each fund's management fees were reduced by the following amounts:

Management Fee Waiver

VIP FundsManager 20% Portfolio	$ 71,498
VIP FundsManager 50% Portfolio	187,371
VIP FundsManager 60% Portfolio	188,274
VIP FundsManager 70% Portfolio	205,216
VIP FundsManager 85% Portfolio	78,259

VIP FundsManager Portfolio

6. Expense Reductions - continued

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each fund's Service class and Service Class 2. During the period, this reimbursement reduced each fund's Service class and Service class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$ 159
Service Class 2	156
VIP FundsManager 50% Portfolio
Service Class	153
Service Class 2	177
VIP FundsManager 60% Portfolio
Service Class	90
Service Class 2	88
VIP FundsManager 70% Portfolio
Service Class	148
Service Class 2	169
VIP FundsManager 85% Portfolio
Service Class	96
Service Class 2	109

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's management fee. During the period, these credits reduced management fee by the following amounts:

VIP FundsManager 50% Portfolio	$ 24
VIP FundsManager 60% Portfolio	30
VIP FundsManager 70% Portfolio	12
VIP FundsManager 85% Portfolio	1

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, FMR or its affiliates were owners of record of all of the outstanding shares of the Funds.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007 A
VIP FundsManager 20% Portfolio
From net investment income
Service Class	$ 2,775	$ 2,969
Service Class 2	2,626	2,802
Investor Class	4,819,490	3,039,292
Total	$ 4,824,891	$ 3,045,063
From net realized gain
Service Class	$ 373	$ 2,045
Service Class 2	372	2,043
Investor Class	434,586	1,728,745
Total	$ 435,331	$ 1,732,833

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended December 31,	2008	2007 A
VIP FundsManager 50% Portfolio
From net investment income
Service Class	$ 2,279	$ 2,462
Service Class 2	6,803	2,284
Investor Class	10,042,225	7,943,609
Total	$ 10,051,307	$ 7,948,355
From net realized gain
Service Class	$ 1,366	$ 5,151
Service Class 2	1,362	5,146
Investor Class	4,602,238	14,101,386
Total	$ 4,604,966	$ 14,111,683
VIP FundsManager 60% Portfolio
From net investment income
Service Class	$ 1,162	$ 570
Service Class 2	1,212	510
Investor Class	10,204,806	597,092
Total	$ 10,207,180	$ 598,172
From net realized gain
Service Class	$ 802	$ 600
Service Class 2	809	600
Investor Class	1,579,252	628,518
Total	$ 1,580,863	$ 629,718
VIP FundsManager 70% Portfolio
From net investment income
Service Class	$ 1,766	$ 1,893
Service Class 2	5,207	1,716
Investor Class	8,376,294	7,177,756
Total	$ 8,383,267	$ 7,181,365
From net realized gain
Service Class	$ 2,692	$ 6,497
Service Class 2	2,685	6,490
Investor Class	10,457,508	21,792,313
Total	$ 10,462,885	$ 21,805,300
VIP FundsManager 85% Portfolio
From net investment income
Service Class	$ 1,221	$ 1,348
Service Class 2	4,551	1,171
Investor Class	2,345,241	2,009,580
Total	$ 2,351,013	$ 2,012,099
From net realized gain
Service Class	$ 3,288	$ 7,583
Service Class 2	3,571	7,576
Investor Class	5,105,016	9,823,268
Total	$ 5,111,875	$ 9,838,427

A Distributions for VIP FundsManager 60% Portfolio are for the period August 22, 2007 (Commencement of operations) to December 31, 2007.

VIP FundsManager Portfolio

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007 A	2008	2007 A
VIP FundsManager 20% Portfolio
Service Class
Reinvestment of distributions	338	479	$ 3,148	$ 5,014
Shares redeemed	(1,514)	-	(14,462)	-
Net increase (decrease)	(1,176)	479	$ (11,314)	$ 5,014
Service Class 2
Shares sold	59	-	$ 557	$ -
Reinvestment of distributions	322	463	2,998	4,845
Shares redeemed	(1,513)	-	(14,434)	-
Net increase (decrease)	(1,132)	463	$ (10,879)	$ 4,845
Investor Class
Shares sold	7,952,446	9,012,043	$ 80,193,371	$ 95,847,467
Reinvestment of distributions	566,215	455,501	5,254,076	4,768,037
Shares redeemed	(3,069,380)	(723,608)	(30,317,914)	(7,752,555)
Net increase (decrease)	5,449,281	8,743,936	$ 55,129,533	$ 92,862,949
VIP FundsManager 50% Portfolio
Service Class
Reinvestment of distributions	437	723	$ 3,645	$ 7,613
Shares redeemed	(1,606)	-	(13,140)	-
Net increase (decrease)	(1,169)	723	$ (9,495)	$ 7,613
Service Class 2
Shares sold	21,308	-	$ 166,194	$ -
Reinvestment of distributions	1,029	706	8,165	7,430
Shares redeemed	(2,998)	-	(24,094)	-
Net increase (decrease)	19,339	706	$ 150,265	$ 7,430
Investor Class
Shares sold	11,719,913	20,445,178	$ 111,480,861	$ 222,343,167
Reinvestment of distributions	1,779,941	2,094,878	14,644,463	22,044,995
Shares redeemed	(5,886,001)	(869,854)	(51,778,161)	(9,409,117)
Net increase (decrease)	7,613,853	21,670,202	$ 74,347,163	$ 234,979,045
VIP FundsManager 60% Portfolio
Service Class
Shares sold	-	10,001	$ -	$ 100,010
Reinvestment of distributions	246	113	1,964	1,170
Shares redeemed	(1,491)	-	(11,408)	-
Net increase (decrease)	(1,245)	10,114	$ (9,444)	$ 101,180
Service Class 2
Shares sold	-	10,001	$ 2	$ 100,010
Reinvestment of distributions	255	108	2,021	1,110
Net increase (decrease)	255	10,109	$ 2,023	$ 101,120
Investor Class
Shares sold	69,890,763	10,959,715	$ 619,628,001	$ 114,483,306
Reinvestment of distributions	1,604,267	118,876	11,784,058	1,225,610
Shares redeemed	(1,523,244)	(13,739)	(10,764,004)	(144,705)
Net increase (decrease)	69,971,786	11,064,852	$ 620,648,055	$ 115,564,211
VIP FundsManager 70% Portfolio
Service Class
Reinvestment of distributions	544	785	$ 4,458	$ 8,390
Shares redeemed	(1,671)	-	(12,249)	-
Net increase (decrease)	(1,127)	785	$ (7,791)	$ 8,390
Service Class 2
Shares sold	22,946	-	$ 160,069	$ -
Reinvestment of distributions	1,059	768	7,892	8,206
Shares redeemed	(2,465)	-	(17,690)	-
Net increase (decrease)	21,540	768	$ 150,271	$ 8,206

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2008	2007 A	2008	2007 A
Investor Class
Shares sold	9,725,458	23,324,108	$ 90,914,937	$ 258,786,944
Reinvestment of distributions	2,341,386	2,711,517	18,833,802	28,970,069
Shares redeemed	(6,930,773)	(1,025,874)	(58,221,365)	(11,415,216)
Net increase (decrease)	5,136,071	25,009,751	$ 51,527,374	$ 276,341,797
VIP FundsManager 85% Portfolio
Service Class
Shares sold	-	-	$ 1	$ -
Reinvestment of distributions	549	827	4,509	8,931
Shares redeemed	(1,707)	-	(11,598)	-
Net increase (decrease)	(1,158)	827	$ (7,088)	$ 8,931
Service Class 2
Shares sold	30,276	-	$ 181,731	$ -
Reinvestment of distributions	1,141	809	8,122	8,746
Shares redeemed	(2,094)	-	(14,037)	-
Net increase (decrease)	29,323	809	$ 175,816	$ 8,746
Investor Class
Shares sold	5,168,890	9,802,668	$ 45,357,941	$ 109,712,701
Reinvestment of distributions	927,621	1,094,900	7,450,257	11,832,849
Shares redeemed	(3,405,153)	(1,232,709)	(28,043,333)	(13,930,832)
Net increase (decrease)	2,691,358	9,664,859	$ 24,764,865	$ 107,614,718

A Share transactions for VIP FundsManager 60% Portfolio are for the period August 22, 2007 (Commencement of operations) to December 31, 2007.

VIP FundsManager Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (funds of Variable Insurance Products Fund V) at December 31, 2008, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 24, 2009

VIP FundsManager Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP FundsManager Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP FundsManager Portfolio's activities, review contractual arrangements with companies that provide services to each VIP FundsManager Portfolio, and review each VIP FundsManager Portfolio's performance. If the interests of a VIP FundsManager Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP FundsManager Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Michael E. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008- present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

VIP FundsManager Portfolio

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February, 2008	December, 2008
VIP Funds Manager 20%
Service Class		7%
Service Class 2		7%
Investor Class		7%
VIP Funds Manager 50%
Service Class		17%
Service Class 2		18%
Investor Class		17%
VIP Funds Manager 60%
Service Class	2%	28%
Service Class 2	2%	31%
Investor Class	2%	28%
VIP Funds Manager 70%
Service Class		33%
Service Class 2		34%
Investor Class		33%
VIP Funds Manager 85%
Service Class	41%	51%
Service Class 2	41%	53%
Investor Class	41%	51%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFM-ANN-0209
1.843208.102

Fidelity® Variable Insurance Products:

Investor Freedom® Funds -

Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investor Freedom Income Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Investor Freedom 2005 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Investor Freedom 2010 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Investor Freedom 2015 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Investor Freedom 2020 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Investor Freedom 2025 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Investor Freedom 2030 Portfolio	<Click Here> <Click Here> <Click Here>	Investment Changes Investments Financial Statements
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Portfolios

VIP Investor Freedom Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom Income	-10.55%	0.81%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2005 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom 2005	-23.91%	-2.16%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2010 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom 2010	-24.99%	-2.56%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2015 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom 2015	-27.11%	-2.68%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

VIP Investor Freedom 2020 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom 2020	-32.63%	-4.32%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2025 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom 2025	-34.22%	-4.75%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

VIP Investor Freedom 2030 Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Investor Freedom 2030	-38.13%	-5.93%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

VIP Investor Freedom Portfolios

Management's Discussion of Fund Performance

Comments from Christopher Sharpe and Jonathan Shelon, Co-Portfolio Managers of VIP Investor Freedom® Funds

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

Each of the VIP Investor Freedom Funds turned in negative absolute returns for the 12-month period and, on a relative basis, all fell behind their respective Composite indexes. (For specific portfolio results, please refer to the performance section of this report.) The domestic equity asset class lagged the Dow Jones Wilshire 5000 Composite IndexSM, which slid 37.23%, due mostly to unproductive stock selection within the underlying funds. Meanwhile, the international equity asset class performed more or less in line with the MSCI EAFE. In fixed-income, the Funds' investments in investment-grade bonds also underperformed, compared with the Barclays Capital U.S. Aggregate Bond Index. Our investment-grade bond sleeve lagged mostly because of its overweighted exposure to "spread-based" securities, such as asset-backed and mortgage-backed issues, which, even though they were mostly high-quality securities, still saw their yield spreads widen and prices fall as the credit crunch worsened during the year. On the other hand, the Funds' short-term holding edged out the 2.24% gain of the Barclays Capital U.S. 3 Month Treasury Bill Index - mostly due to its focus on short-maturity money market instruments from high-quality issuers. Turning to high yield, the Funds' high-yield holding declined steeply but still outpaced the Merrill Lynch U.S. High Yield Master II Constrained Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
VIP Investor Freedom Income	.00%
Actual		$ 1,000.00	$ 908.80	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2005	.00%
Actual		$ 1,000.00	$ 802.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2010	.00%
Actual		$ 1,000.00	$ 793.00	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2015	.00%
Actual		$ 1,000.00	$ 777.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2020	.00%
Actual		$ 1,000.00	$ 730.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2025	.00%
Actual		$ 1,000.00	$ 715.90	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00
VIP Investor Freedom 2030	.00%
Actual		$ 1,000.00	$ 683.60	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.14	$ .00

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

VIP Investor Freedom Portfolios

VIP Investor Freedom Income Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.3	3.0
VIP Equity-Income Portfolio Investor Class	4.0	3.1
VIP Growth & Income Portfolio Investor Class	3.8	3.4
VIP Growth Portfolio Investor Class	3.7	3.7
VIP Mid Cap Portfolio Investor Class	1.4	1.3
VIP Value Portfolio Investor Class	3.5	2.8
VIP Value Strategies Portfolio Investor Class	1.5	1.1
	21.2	18.4
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	4.7	5.1
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	34.9	35.3
Short-Term Funds
VIP Money Market Portfolio Investor Class	39.2	41.2
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	21.2%
High Yield Fixed-Income Funds	4.7%
Investment Grade Fixed-Income Funds	34.9%
Short-Term Funds	39.2%

Six months ago
Domestic Equity Funds	18.4%
High Yield Fixed-Income Funds	5.1%
Investment Grade Fixed-Income Funds	35.3%
Short-Term Funds	41.2%

The six months ago allocation is based on the fund's holdings as of June 30, 2008 The current allocation is based on the fund's holdings as of December 31, 2008.

VIP Investor Freedom Portfolios

VIP Investor Freedom Income Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 21.2%
	Shares	Value
Domestic Equity Funds - 21.2%
VIP Contrafund Portfolio Investor Class	37,566	$ 576,269
VIP Equity-Income Portfolio Investor Class	51,720	680,116
VIP Growth & Income Portfolio Investor Class	75,307	660,443
VIP Growth Portfolio Investor Class	27,475	645,124
VIP Mid Cap Portfolio Investor Class	13,310	244,635
VIP Value Portfolio Investor Class	89,059	595,805
VIP Value Strategies Portfolio Investor Class	52,195	256,278
TOTAL EQUITY FUNDS (Cost $5,664,338)		3,658,670
Fixed-Income Funds - 39.6%

High Yield Fixed-Income Funds - 4.7%
VIP High Income Portfolio Investor Class	205,176	810,445
Investment Grade Fixed-Income Funds - 34.9%
VIP Investment Grade Bond Portfolio Investor Class	510,402	6,027,843
TOTAL FIXED-INCOME FUNDS (Cost $7,549,273)		6,838,288
Short-Term Funds - 39.2%

VIP Money Market Portfolio Investor Class (Cost $6,775,340)	6,775,340	6,775,340
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $19,988,951)		$ 17,272,298
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 17,272,298	$ 17,272,298	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $19,988,951) - See accompanying schedule		$ 17,272,298
Cash		45
Receivable for fund shares sold		16,700
Total assets		17,289,043

Liabilities
Payable for investments purchased	$ 17,528
Payable for fund shares redeemed	12
Total liabilities		17,540

Net Assets		$ 17,271,503
Net Assets consist of:
Paid in capital		$ 20,039,709
Accumulated undistributed net realized gain (loss) on investments		(51,553)
Net unrealized appreciation (depreciation) on investments		(2,716,653)
Net Assets, for 1,898,164 shares outstanding		$ 17,271,503
Net Asset Value, offering price and redemption price per share ($17,271,503 ÷ 1,898,164 shares)		$ 9.10

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 673,351
Interest		4
Total income		673,355

Expenses
Independent trustees' compensation	$ 86
Total expenses before reductions	86
Expense reductions	(86)	0
Net investment income (loss)		673,355
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(145,040)
Capital gain distributions from underlying funds	186,853	41,813
Change in net unrealized appreciation (depreciation) on underlying funds		(2,958,213)
Net gain (loss)		(2,916,400)
Net increase (decrease) in net assets resulting from operations		$ (2,243,045)

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 673,355	$ 601,817
Net realized gain (loss)	41,813	262,902
Change in net unrealized appreciation (depreciation)	(2,958,213)	(10,346)
Net increase (decrease) in net assets resulting from operations	(2,243,045)	854,373
Distributions to shareholders from net investment income	(674,601)	(862,051)
Distributions to shareholders from net realized gain	(348,476)	(60,920)
Total distributions	(1,023,077)	(922,971)
Share transactions Proceeds from sales of shares	8,722,045	13,765,869
Reinvestment of distributions	1,023,077	922,971
Cost of shares redeemed	(9,297,788)	(5,706,843)
Net increase (decrease) in net assets resulting from share transactions	447,334	8,981,997
Total increase (decrease) in net assets	(2,818,788)	8,913,399

Net Assets
Beginning of period	20,090,291	11,176,892
End of period	$ 17,271,503	$ 20,090,291
Other Information Shares
Sold	840,214	1,264,692
Issued in reinvestment of distributions	109,591	86,153
Redeemed	(913,997)	(525,477)
Net increase (decrease)	35,808	825,368

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 10.78	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.34	.42	.35	.16
Net realized and unrealized gain (loss)	(1.47)	.22	.34	(.02)
Total from investment operations	(1.13)	.64	.69	.14
Distributions from net investment income	(.37)	(.58)	(.05)	-
Distributions from net realized gain	(.19)	(.06)	-	-
Total distributions	(.56)	(.63) I	(.05)	-
Net asset value, end of period	$ 9.10	$ 10.79	$ 10.78	$ 10.14
Total Return B, C, D	(10.55)%	6.08%	6.83%	1.40%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.33%	3.90%	3.39%	4.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,272	$ 20,090	$ 11,177	$ 2,936
Portfolio turnover rate	53%	38%	40%	1%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests. I Total distributions of $.630 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.3	6.0
VIP Equity-Income Portfolio Investor Class	7.4	6.3
VIP Growth & Income Portfolio Investor Class	7.2	6.9
VIP Growth Portfolio Investor Class	7.0	7.4
VIP Mid Cap Portfolio Investor Class	2.6	2.6
VIP Value Portfolio Investor Class	6.5	5.6
VIP Value Strategies Portfolio Investor Class	2.8	2.3
	39.8	37.1
International Equity Funds
VIP Overseas Portfolio Investor Class R	8.9	9.1
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	4.6	5.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	32.8	35.7
Short-Term Funds
VIP Money Market Portfolio Investor Class	13.9	12.9
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	39.8%
International Equity Funds	8.9%
High Yield Fixed-Income Funds	4.6%
Investment Grade Fixed-Income Funds	32.8%
Short-Term Funds	13.9%

Six months ago
Domestic Equity Funds	37.1%
International Equity Funds	9.1%
High Yield Fixed-Income Funds	5.2%
Investment Grade Fixed-Income Funds	35.7%
Short-Term Funds	12.9%

Expected
Domestic Equity Funds	38.0%
International Equity Funds	7.9%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	32.9%
Short-Term Funds	16.2%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2005 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 48.7%
	Shares	Value
Domestic Equity Funds - 39.8%
VIP Contrafund Portfolio Investor Class	28,749	$ 441,014
VIP Equity-Income Portfolio Investor Class	39,557	520,176
VIP Growth & Income Portfolio Investor Class	57,577	504,952
VIP Growth Portfolio Investor Class	21,049	494,235
VIP Mid Cap Portfolio Investor Class	10,196	187,410
VIP Value Portfolio Investor Class	68,099	455,585
VIP Value Strategies Portfolio Investor Class	39,901	195,916
TOTAL DOMESTIC EQUITY FUNDS		2,799,288
International Equity Funds - 8.9%
VIP Overseas Portfolio Investor Class R	51,801	628,867
TOTAL EQUITY FUNDS (Cost $5,431,239)		3,428,155
Fixed-Income Funds - 37.4%

High Yield Fixed-Income Funds - 4.6%
VIP High Income Portfolio Investor Class	82,067	324,165
Investment Grade Fixed-Income Funds - 32.8%
VIP Investment Grade Bond Portfolio Investor Class	195,232	2,305,693
TOTAL FIXED-INCOME FUNDS (Cost $2,897,143)		2,629,858
Short-Term Funds - 13.9%

VIP Money Market Portfolio Investor Class (Cost $979,840)	979,840	979,840
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $9,308,222)		$ 7,037,853
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 7,037,853	$ 7,037,853	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $9,308,222) - See accompanying schedule		$ 7,037,853
Cash		21
Receivable for investments sold		49
Total assets		7,037,923

Liabilities
Payable for investments purchased	$ 119
Payable for fund shares redeemed	45
Total liabilities		164

Net Assets		$ 7,037,759
Net Assets consist of:
Paid in capital		$ 9,315,477
Undistributed net investment income		1,078
Accumulated undistributed net realized gain (loss) on investments		(8,427)
Net unrealized appreciation (depreciation) on investments		(2,270,369)
Net Assets, for 890,090 shares outstanding		$ 7,037,759
Net Asset Value, offering price and redemption price per share ($7,037,759 ÷ 890,090 shares)		$ 7.91

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 251,653

Expenses
Independent trustees' compensation	$ 34
Total expenses before reductions	34
Expense reductions	(34)	0
Net investment income (loss)		251,653
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(51,684)
Capital gain distributions from underlying funds	226,379	174,695
Change in net unrealized appreciation (depreciation) on underlying funds		(2,524,865)
Net gain (loss)		(2,350,170)
Net increase (decrease) in net assets resulting from operations		$ (2,098,517)

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 251,653	$ 209,218
Net realized gain (loss)	174,695	302,973
Change in net unrealized appreciation (depreciation)	(2,524,865)	1,284
Net increase (decrease) in net assets resulting from operations	(2,098,517)	513,475
Distributions to shareholders from net investment income	(250,574)	(292,539)
Distributions to shareholders from net realized gain	(482,330)	(57,227)
Total distributions	(732,904)	(349,766)
Share transactions Proceeds from sales of shares	2,670,539	6,860,774
Reinvestment of distributions	732,904	349,766
Cost of shares redeemed	(2,102,280)	(3,656,735)
Net increase (decrease) in net assets resulting from share transactions	1,301,163	3,553,805
Total increase (decrease) in net assets	(1,530,258)	3,717,514

Net Assets
Beginning of period	8,568,017	4,850,503
End of period (including undistributed net investment income of $1,078 and undistributed net investment income of $0, respectively)	$ 7,037,759	$ 8,568,017
Other Information Shares
Sold	267,105	591,396
Issued in reinvestment of distributions	84,056	30,834
Redeemed	(204,081)	(313,457)
Net increase (decrease)	147,080	308,773

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.53	$ 11.17	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.32	.35	.26	.10
Net realized and unrealized gain (loss)	(3.00)	.59	.73	.14
Total from investment operations	(2.68)	.94	.99	.24
Distributions from net investment income	(.30)	(.46)	(.06)	-
Distributions from net realized gain	(.64)	(.12)	-	-
Total distributions	(.94)	(.58)	(.06)	-
Net asset value, end of period	$ 7.91	$ 11.53	$ 11.17	$ 10.24
Total Return B, C, D	(23.91)%	8.55%	9.72%	2.40%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.19%	3.02%	2.47%	2.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,038	$ 8,568	$ 4,851	$ 2,019
Portfolio turnover rate	40%	53%	55%	39%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2010 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.5	6.2
VIP Equity-Income Portfolio Investor Class	7.6	6.5
VIP Growth & Income Portfolio Investor Class	7.4	7.0
VIP Growth Portfolio Investor Class	7.3	7.5
VIP Mid Cap Portfolio Investor Class	2.8	2.7
VIP Value Portfolio Investor Class	6.7	5.8
VIP Value Strategies Portfolio Investor Class	2.9	2.3
	41.2	38.0
International Equity Funds
VIP Overseas Portfolio Investor Class R	10.4	9.9
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	4.6	5.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	33.9	36.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	9.9	10.5
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	41.2%
International Equity Funds	10.4%
High Yield Fixed-Income Funds	4.6%
Investment Grade Fixed-Income Funds	33.9%
Short-Term Funds	9.9%

Six months ago
Domestic Equity Funds	38.0%
International Equity Funds	9.9%
High Yield Fixed-Income Funds	5.2%
Investment Grade Fixed-Income Funds	36.4%
Short-Term Funds	10.5%

Expected
Domestic Equity Funds	40.0%
International Equity Funds	10.0%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	34.6%
Short-Term Funds	10.4%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Investor Freedom 2010 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 51.6%
	Shares	Value
Domestic Equity Funds - 41.2%
VIP Contrafund Portfolio Investor Class	174,524	$ 2,677,197
VIP Equity-Income Portfolio Investor Class	239,737	3,152,536
VIP Growth & Income Portfolio Investor Class	348,991	3,060,653
VIP Growth Portfolio Investor Class	127,494	2,993,570
VIP Mid Cap Portfolio Investor Class	61,910	1,137,915
VIP Value Portfolio Investor Class	412,831	2,761,838
VIP Value Strategies Portfolio Investor Class	241,981	1,188,129
TOTAL DOMESTIC EQUITY FUNDS		16,971,838
International Equity Funds - 10.4%
VIP Overseas Portfolio Investor Class R	355,411	4,314,688
TOTAL EQUITY FUNDS (Cost $36,207,150)		21,286,526
Fixed-Income Funds - 38.5%

High Yield Fixed-Income Funds - 4.6%
VIP High Income Portfolio Investor Class	477,736	1,887,056
Investment Grade Fixed-Income Funds - 33.9%
VIP Investment Grade Bond Portfolio Investor Class	1,182,704	13,967,740
TOTAL FIXED-INCOME FUNDS (Cost $17,649,936)		15,854,796
Short-Term Funds - 9.9%

VIP Money Market Portfolio Investor Class (Cost $4,063,776)	4,063,776	4,063,776
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $57,920,862)		$ 41,205,098
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 41,205,098	$ 41,205,098	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $57,920,862) - See accompanying schedule		$ 41,205,098
Cash		6
Receivable for investments sold		146,654
Total assets		41,351,758

Liabilities
Payable for investments purchased	$ 518
Payable for fund shares redeemed	146,655
Total liabilities		147,173

Net Assets		$ 41,204,585
Net Assets consist of:
Paid in capital		$ 58,316,029
Undistributed net investment income		21,561
Accumulated undistributed net realized gain (loss) on investments		(417,241)
Net unrealized appreciation (depreciation) on investments		(16,715,764)
Net Assets, for 5,304,401 shares outstanding		$ 41,204,585
Net Asset Value, offering price and redemption price per share ($41,204,585 ÷ 5,304,401 shares)		$ 7.77

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 1,633,785
Interest		5
Total income		1,633,790

Expenses
Independent trustees' compensation	$ 233
Total expenses before reductions	233
Expense reductions	(233)	0
Net investment income (loss)		1,633,790
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(761,719)
Capital gain distributions from underlying funds	1,643,996	882,277
Change in net unrealized appreciation (depreciation) on underlying funds		(18,240,112)
Net gain (loss)		(17,357,835)
Net increase (decrease) in net assets resulting from operations		$ (15,724,045)

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,633,790	$ 1,276,170
Net realized gain (loss)	882,277	1,865,689
Change in net unrealized appreciation (depreciation)	(18,240,112)	127,829
Net increase (decrease) in net assets resulting from operations	(15,724,045)	3,269,688
Distributions to shareholders from net investment income	(1,624,548)	(1,766,359)
Distributions to shareholders from net realized gain	(3,165,200)	(384,887)
Total distributions	(4,789,748)	(2,151,246)
Share transactions Proceeds from sales of shares	14,126,686	27,631,799
Reinvestment of distributions	4,789,748	2,151,246
Cost of shares redeemed	(14,394,929)	(5,164,429)
Net increase (decrease) in net assets resulting from share transactions	4,521,505	24,618,616
Total increase (decrease) in net assets	(15,992,288)	25,737,058

Net Assets
Beginning of period	57,196,873	31,459,815
End of period (including undistributed net investment income of $21,561 and undistributed net investment income of $12,319, respectively)	$ 41,204,585	$ 57,196,873
Other Information Shares
Sold	1,344,489	2,396,351
Issued in reinvestment of distributions	559,031	189,419
Redeemed	(1,544,919)	(451,025)
Net increase (decrease)	358,601	2,134,745

Financial Highlights

Years ended December 31,

2008

2007

2006

2005G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.56	$ 11.19	$ 10.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.30	.33	.24	.13
Net realized and unrealized gain (loss)	(3.12)	.62	.73	.13
Total from investment operations	(2.82)	.95	.97	.26
Distributions from net investment income	(.33)	(.44)	(.04)	-
Distributions from net realized gain	(.64)	(.14)	-	-
Total distributions	(.97)	(.58)	(.04)	-
Net asset value, end of period	$ 7.77	$ 11.56	$ 11.19	$ 10.26
Total Return B, C, D	(24.99)%	8.63%	9.49%	2.60%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.01%	2.90%	2.29%	3.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,205	$ 57,197	$ 31,460	$ 9,992
Portfolio turnover rate	40% A	14%	29%	0%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.9	6.9
VIP Equity-Income Portfolio Investor Class	8.1	7.3
VIP Growth & Income Portfolio Investor Class	7.9	7.9
VIP Growth Portfolio Investor Class	7.8	8.5
VIP Mid Cap Portfolio Investor Class	2.9	3.0
VIP Value Portfolio Investor Class	7.1	6.5
VIP Value Strategies Portfolio Investor Class	3.1	2.6
	43.8	42.7
International Equity Funds
VIP Overseas Portfolio Investor Class R	11.2	11.1
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	5.0	6.2
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	32.5	33.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	7.5	6.6
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	43.8%
International Equity Funds	11.2%
High Yield Fixed-Income Funds	5.0%
Investment Grade Fixed-Income Funds	32.5%
Short-Term Funds	7.5%

Six months ago
Domestic Equity Funds	42.7%
International Equity Funds	11.1%
High Yield Fixed-Income Funds	6.2%
Investment Grade Fixed-Income Funds	33.4%
Short-Term Funds	6.6%

Expected
Domestic Equity Funds	41.9%
International Equity Funds	10.5%
High Yield Fixed-Income Funds	5.3%
Investment Grade Fixed-Income Funds	33.8%
Short-Term Funds	8.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2015 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 55.0%
	Shares	Value
Domestic Equity Funds - 43.8%
VIP Contrafund Portfolio Investor Class	216,552	$ 3,321,909
VIP Equity-Income Portfolio Investor Class	297,439	3,911,328
VIP Growth & Income Portfolio Investor Class	433,788	3,804,322
VIP Growth Portfolio Investor Class	158,482	3,721,155
VIP Mid Cap Portfolio Investor Class	76,864	1,412,754
VIP Value Portfolio Investor Class	512,369	3,427,746
VIP Value Strategies Portfolio Investor Class	300,878	1,477,311
TOTAL DOMESTIC EQUITY FUNDS		21,076,525
International Equity Funds - 11.2%
VIP Overseas Portfolio Investor Class R	441,861	5,364,189
TOTAL EQUITY FUNDS (Cost $43,250,176)		26,440,714
Fixed-Income Funds - 37.5%

High Yield Fixed-Income Funds - 5.0%
VIP High Income Portfolio Investor Class	605,425	2,391,429
Investment Grade Fixed-Income Funds - 32.5%
VIP Investment Grade Bond Portfolio Investor Class	1,323,955	15,635,905
TOTAL FIXED-INCOME FUNDS (Cost $20,069,390)		18,027,334
Short-Term Funds - 7.5%

VIP Money Market Portfolio Investor Class (Cost $3,618,868)	3,618,868	3,618,868
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $66,938,434)		$ 48,086,916
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 48,086,916	$ 48,086,916	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $66,938,434) - See accompanying schedule		$ 48,086,916
Cash		60
Receivable for investments sold		42,871
Total assets		48,129,847

Liabilities
Payable for investments purchased	$ 444
Payable for fund shares redeemed	42,872
Total liabilities		43,316

Net Assets		$ 48,086,531
Net Assets consist of:
Paid in capital		$ 67,110,530
Undistributed net investment income		11,904
Accumulated undistributed net realized gain (loss) on investments		(184,385)
Net unrealized appreciation (depreciation) on investments		(18,851,518)
Net Assets, for 6,250,424 shares outstanding		$ 48,086,531
Net Asset Value, offering price and redemption price per share ($48,086,531 ÷ 6,250,424 shares)		$ 7.69

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 1,712,609

Expenses
Independent trustees' compensation	$ 246
Total expenses before reductions	246
Expense reductions	(246)	0
Net investment income (loss)		1,712,609
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(579,416)
Capital gain distributions from underlying funds	1,935,081	1,355,665
Change in net unrealized appreciation (depreciation) on underlying funds		(21,138,013)
Net gain (loss)		(19,782,348)
Net increase (decrease) in net assets resulting from operations		$ (18,069,739)

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,712,609	$ 1,453,553
Net realized gain (loss)	1,355,665	2,552,539
Change in net unrealized appreciation (depreciation)	(21,138,013)	311,498
Net increase (decrease) in net assets resulting from operations	(18,069,739)	4,317,590
Distributions to shareholders from net investment income	(1,741,138)	(1,911,585)
Distributions to shareholders from net realized gain	(4,078,180)	(593,638)
Total distributions	(5,819,318)	(2,505,223)
Share transactions Proceeds from sales of shares	14,997,325	21,801,909
Reinvestment of distributions	5,819,318	2,505,223
Cost of shares redeemed	(10,211,241)	(4,587,140)
Net increase (decrease) in net assets resulting from share transactions	10,605,402	19,719,992
Total increase (decrease) in net assets	(13,283,655)	21,532,359

Net Assets
Beginning of period	61,370,186	39,837,827
End of period (including undistributed net investment income of $11,904 and undistributed net investment income of $40,432, respectively)	$ 48,086,531	$ 61,370,186
Other Information Shares
Sold	1,469,101	1,853,399
Issued in reinvestment of distributions	669,728	215,521
Redeemed	(1,062,142)	(390,384)
Net increase (decrease)	1,076,687	1,678,536

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 11.40	$ 10.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.30	.33	.20	.13
Net realized and unrealized gain (loss)	(3.41)	.71	.92	.19
Total from investment operations	(3.11)	1.04	1.12	.32
Distributions from net investment income	(.30)	(.42)	(.04)	-
Distributions from net realized gain	(.76)	(.16)	-	-
Total distributions	(1.06)	(.58)	(.04)	-
Net asset value, end of period	$ 7.69	$ 11.86	$ 11.40	$ 10.32
Total Return B, C, D	(27.11)%	9.26%	10.89%	3.20%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.98%	2.83%	1.83%	3.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,087	$ 61,370	$ 39,838	$ 6,939
Portfolio turnover rate	29%	14%	15%	9%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2020 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.4	8.5
VIP Equity-Income Portfolio Investor Class	9.9	8.9
VIP Growth & Income Portfolio Investor Class	9.7	9.7
VIP Growth Portfolio Investor Class	9.5	10.4
VIP Mid Cap Portfolio Investor Class	3.6	3.7
VIP Value Portfolio Investor Class	8.7	8.0
VIP Value Strategies Portfolio Investor Class	3.8	3.3
	53.6	52.5
International Equity Funds
VIP Overseas Portfolio Investor Class R	13.6	13.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	6.7	7.8
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	25.0	25.6
Short-Term Funds
VIP Money Market Portfolio Investor Class	1.1	0.5
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	53.6%
International Equity Funds	13.6%
High Yield Fixed-Income Funds	6.7%
Investment Grade Fixed-Income Funds	25.0%
Short-Term Funds	1.1%

Six months ago
Domestic Equity Funds	52.5%
International Equity Funds	13.6%
High Yield Fixed-Income Funds	7.8%
Investment Grade Fixed-Income Funds	25.6%
Short-Term Funds	0.5%

Expected
Domestic Equity Funds	51.5%
International Equity Funds	12.9%
High Yield Fixed-Income Funds	7.2%
Investment Grade Fixed-Income Funds	26.6%
Short-Term Funds	1.8%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

Annual Report

VIP Investor Freedom 2020 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 67.2%
	Shares	Value
Domestic Equity Funds - 53.6%
VIP Contrafund Portfolio Investor Class	325,423	$ 4,991,988
VIP Equity-Income Portfolio Investor Class	446,857	5,876,176
VIP Growth & Income Portfolio Investor Class	651,911	5,717,261
VIP Growth Portfolio Investor Class	238,356	5,596,606
VIP Mid Cap Portfolio Investor Class	115,287	2,118,976
VIP Value Portfolio Investor Class	769,860	5,150,360
VIP Value Strategies Portfolio Investor Class	451,064	2,214,722
TOTAL DOMESTIC EQUITY FUNDS		31,666,089
International Equity Funds - 13.6%
VIP Overseas Portfolio Investor Class R	664,081	8,061,943
TOTAL EQUITY FUNDS (Cost $67,003,743)		39,728,032
Fixed-Income Funds - 31.7%

High Yield Fixed-Income Funds - 6.7%
VIP High Income Portfolio Investor Class	995,342	3,931,603
Investment Grade Fixed-Income Funds - 25.0%
VIP Investment Grade Bond Portfolio Investor Class	1,251,745	14,783,109
TOTAL FIXED-INCOME FUNDS (Cost $21,643,396)		18,714,712
Short-Term Funds - 1.1%

VIP Money Market Portfolio Investor Class (Cost $679,849)	679,849	679,849
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $89,326,988)		$ 59,122,593
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 59,122,593	$ 59,122,593	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $89,326,988) - See accompanying schedule		$ 59,122,593
Cash		30
Receivable for fund shares sold		74,009
Total assets		59,196,632

Liabilities
Payable for investments purchased	$ 74,051
Payable for fund shares redeemed	42
Total liabilities		74,093

Net Assets		$ 59,122,539
Net Assets consist of:
Paid in capital		$ 89,560,610
Undistributed net investment income		31,830
Accumulated undistributed net realized gain (loss) on investments		(265,506)
Net unrealized appreciation (depreciation) on investments		(30,204,395)
Net Assets, for 8,305,853 shares outstanding		$ 59,122,539
Net Asset Value, offering price and redemption price per share ($59,122,539 ÷ 8,305,853 shares)		$ 7.12

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 2,027,440

Expenses
Independent trustees' compensation	$ 313
Total expenses before reductions	313
Expense reductions	(313)	0
Net investment income (loss)		2,027,440
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(722,919)
Capital gain distributions from underlying funds	2,932,501	2,209,582
Change in net unrealized appreciation (depreciation) on underlying funds		(32,845,647)
Net gain (loss)		(30,636,065)
Net increase (decrease) in net assets resulting from operations		$ (28,608,625)

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,027,440	$ 1,658,457
Net realized gain (loss)	2,209,582	3,675,083
Change in net unrealized appreciation (depreciation)	(32,845,647)	371,826
Net increase (decrease) in net assets resulting from operations	(28,608,625)	5,705,366
Distributions to shareholders from net investment income	(2,049,735)	(2,207,958)
Distributions to shareholders from net realized gain	(6,149,883)	(824,330)
Total distributions	(8,199,618)	(3,032,288)
Share transactions Proceeds from sales of shares	23,085,372	28,678,442
Reinvestment of distributions	8,199,618	3,032,288
Cost of shares redeemed	(11,722,760)	(5,344,248)
Net increase (decrease) in net assets resulting from share transactions	19,562,230	26,366,482
Total increase (decrease) in net assets	(17,246,013)	29,039,560

Net Assets
Beginning of period	76,368,552	47,328,992
End of period (including undistributed net investment income of $31,830 and undistributed net investment income of $54,133, respectively)	$ 59,122,539	$ 76,368,552
Other Information Shares
Sold	2,194,012	2,401,033
Issued in reinvestment of distributions	991,824	257,210
Redeemed	(1,198,602)	(443,246)
Net increase (decrease)	1,987,234	2,214,997

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 11.53	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.31	.22	.17
Net realized and unrealized gain (loss)	(4.06)	.84	1.00	.19
Total from investment operations	(3.79)	1.15	1.22	.36
Distributions from net investment income	(.27)	(.40)	(.05)	-
Distributions from net realized gain	(.91)	(.19)	-	-
Total distributions	(1.18)	(.59)	(.05)	-
Net asset value, end of period	$ 7.12	$ 12.09	$ 11.53	$ 10.36
Total Return B, C, D	(32.63)%	10.20%	11.82%	3.60%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.77%	2.59%	2.04%	4.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,123	$ 76,369	$ 47,329	$ 11,059
Portfolio turnover rate	26%	12%	15%	2%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	9.0	8.9
VIP Equity-Income Portfolio Investor Class	10.6	9.4
VIP Growth & Income Portfolio Investor Class	10.3	10.2
VIP Growth Portfolio Investor Class	10.1	10.9
VIP Mid Cap Portfolio Investor Class	3.8	3.9
VIP Value Portfolio Investor Class	9.2	8.3
VIP Value Strategies Portfolio Investor Class	4.0	3.4
	57.0	55.0
International Equity Funds
VIP Overseas Portfolio Investor Class R	14.5	14.3
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	6.8	8.0
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	21.7	22.7
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	57.0%
International Equity Funds	14.5%
High Yield Fixed-Income Funds	6.8%
Investment Grade Fixed-Income Funds	21.7%

Six months ago
Domestic Equity Funds	55.0%
International Equity Funds	14.3%
High Yield Fixed-Income Funds	8.0%
Investment Grade Fixed-Income Funds	22.7%

Expected
Domestic Equity Funds	56.0%
International Equity Funds	14.0%
High Yield Fixed-Income Funds	7.5%
Investment Grade Fixed-Income Funds	22.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2025 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 71.5%
	Shares	Value
Domestic Equity Funds - 57.0%
VIP Contrafund Portfolio Investor Class	125,592	$ 1,926,576
VIP Equity-Income Portfolio Investor Class	172,457	2,267,804
VIP Growth & Income Portfolio Investor Class	251,584	2,206,393
VIP Growth Portfolio Investor Class	92,060	2,161,579
VIP Mid Cap Portfolio Investor Class	44,530	818,470
VIP Value Portfolio Investor Class	297,102	1,987,609
VIP Value Strategies Portfolio Investor Class	174,098	854,820
TOTAL DOMESTIC EQUITY FUNDS		12,223,251
International Equity Funds - 14.5%
VIP Overseas Portfolio Investor Class R	256,277	3,111,199
TOTAL EQUITY FUNDS (Cost $25,816,293)		15,334,450
Fixed-Income Funds - 28.5%

High Yield Fixed-Income Funds - 6.8%
VIP High Income Portfolio Investor Class	371,260	1,466,477
Investment Grade Fixed-Income Funds - 21.7%
VIP Investment Grade Bond Portfolio Investor Class	393,980	4,652,907
TOTAL FIXED-INCOME FUNDS (Cost $7,153,602)		6,119,384
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $32,969,895)		$ 21,453,834
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 21,453,834	$ 21,453,834	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investment in securities, at value (cost $32,969,895) - See accompanying schedule	$ 21,453,834
Cash	11
Receivable for investments sold	145
Total assets	21,453,990

Liabilities
Payable for fund shares redeemed	145

Net Assets	$ 21,453,845
Net Assets consist of:
Paid in capital	$ 33,046,055
Accumulated undistributed net realized gain (loss) on investments	(76,149)
Net unrealized appreciation (depreciation) on investments	(11,516,061)
Net Assets, for 3,046,331 shares outstanding	$ 21,453,845
Net Asset Value, offering price and redemption price per share ($21,453,845 ÷ 3,046,331 shares)	$ 7.04

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 719,496

Expenses
Independent trustees' compensation	$ 112
Total expenses before reductions	112
Expense reductions	(112)	0
Net investment income (loss)		719,496
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(320,005)
Capital gain distributions from underlying funds	1,106,272	786,267
Change in net unrealized appreciation (depreciation) on underlying funds		(12,244,245)
Net gain (loss)		(11,457,978)
Net increase (decrease) in net assets resulting from operations		$ (10,738,482)

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 719,496	$ 563,625
Net realized gain (loss)	786,267	1,349,416
Change in net unrealized appreciation (depreciation)	(12,244,245)	(38,670)
Net increase (decrease) in net assets resulting from operations	(10,738,482)	1,874,371
Distributions to shareholders from net investment income	(730,128)	(744,559)
Distributions to shareholders from net realized gain	(2,182,389)	(279,578)
Total distributions	(2,912,517)	(1,024,137)
Share transactions Proceeds from sales of shares	8,682,575	13,502,471
Reinvestment of distributions	2,912,517	1,024,137
Cost of shares redeemed	(5,077,735)	(1,419,458)
Net increase (decrease) in net assets resulting from share transactions	6,517,357	13,107,150
Total increase (decrease) in net assets	(7,133,642)	13,957,384

Net Assets
Beginning of period	28,587,487	14,630,103
End of period	$ 21,453,845	$ 28,587,487
Other Information Shares
Sold	844,674	1,114,177
Issued in reinvestment of distributions	353,971	85,983
Redeemed	(493,969)	(117,721)
Net increase (decrease)	704,676	1,082,439

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 11.62	$ 10.39	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.32	.21	.14
Net realized and unrealized gain (loss)	(4.29)	.86	1.06	.25
Total from investment operations	(4.02)	1.18	1.27	.39
Distributions from net investment income	(.26)	(.38)	(.04)	-
Distributions from net realized gain	(.89)	(.21)	-	-
Total distributions	(1.15)	(.59)	(.04)	-
Net asset value, end of period	$ 7.04	$ 12.21	$ 11.62	$ 10.39
Total Return B, C, D	(34.22)%	10.39%	12.26%	3.90%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.77%	2.62%	1.95%	3.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,454	$ 28,587	$ 14,630	$ 2,424
Portfolio turnover rate	30%	10%	18%	2%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Investment Changes (Unaudited)

Fund Holdings as of December 31, 2008
	% of fund's investments	% of fund's investments 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	10.2	10.4
VIP Equity-Income Portfolio Investor Class	12.0	11.0
VIP Growth & Income Portfolio Investor Class	11.7	11.8
VIP Growth Portfolio Investor Class	11.4	12.6
VIP Mid Cap Portfolio Investor Class	4.3	4.5
VIP Value Portfolio Investor Class	10.5	9.8
VIP Value Strategies Portfolio Investor Class	4.5	4.0
	64.6	64.1
International Equity Funds
VIP Overseas Portfolio Investor Class R	16.5	16.6
High Yield Fixed-Income Funds
VIP High Income Portfolio Investor Class	6.8	8.0
Investment Grade Fixed-Income Funds
VIP Investment Grade Bond Portfolio Investor Class	12.1	11.3
	100.0	100.0
Asset Allocation (% of fund's investments)
Current
Domestic Equity Funds	64.6%
International Equity Funds	16.5%
High Yield Fixed-Income Funds	6.8%
Investment Grade Fixed-Income Funds	12.1%

Six months ago
Domestic Equity Funds	64.1%
International Equity Funds	16.6%
High Yield Fixed-Income Funds	8.0%
Investment Grade Fixed-Income Funds	11.3%

Expected
Domestic Equity Funds	62.8%
International Equity Funds	15.7%
High Yield Fixed-Income Funds	7.5%
Investment Grade Fixed-Income Funds	14.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2008. The current allocation is based on the fund's holdings as of December 31, 2008. The expected allocation represents the fund's anticipated allocation at June 30, 2009.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2030 Portfolio

Investments December 31, 2008

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 81.1%
	Shares	Value
Domestic Equity Funds - 64.6%
VIP Contrafund Portfolio Investor Class	164,587	$ 2,524,771
VIP Equity-Income Portfolio Investor Class	225,953	2,971,288
VIP Growth & Income Portfolio Investor Class	330,041	2,894,460
VIP Growth Portfolio Investor Class	120,703	2,834,115
VIP Mid Cap Portfolio Investor Class	58,387	1,073,156
VIP Value Portfolio Investor Class	388,890	2,601,674
VIP Value Strategies Portfolio Investor Class	228,098	1,119,959
TOTAL DOMESTIC EQUITY FUNDS		16,019,423
International Equity Funds - 16.5%
VIP Overseas Portfolio Investor Class R	335,852	4,077,240
TOTAL EQUITY FUNDS (Cost $34,662,885)		20,096,663
Fixed-Income Funds - 18.9%

High Yield Fixed-Income Funds - 6.8%
VIP High Income Portfolio Investor Class	429,671	1,697,201
Investment Grade Fixed-Income Funds - 12.1%
VIP Investment Grade Bond Portfolio Investor Class	253,370	2,992,298
TOTAL FIXED-INCOME FUNDS (Cost $5,758,427)		4,689,499
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $40,421,312)		$ 24,786,162
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 24,786,162	$ 24,786,162	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

VIP Investor Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (cost $40,421,312) - See accompanying schedule		$ 24,786,162
Cash		47
Receivable for fund shares sold		49,988
Total assets		24,836,197

Liabilities
Payable for investments purchased	$ 49,833
Payable for fund shares redeemed	155
Total liabilities		49,988

Net Assets		$ 24,786,209
Net Assets consist of:
Paid in capital		$ 40,550,764
Undistributed net investment income		4,216
Accumulated undistributed net realized gain (loss) on investments		(133,621)
Net unrealized appreciation (depreciation) on investments		(15,635,150)
Net Assets, for 3,721,372 shares outstanding		$ 24,786,209
Net Asset Value, offering price and redemption price per share ($24,786,209 ÷ 3,721,372 shares)		$ 6.66

Statement of Operations

	Year ended December 31, 2008

Investment Income
Income distributions from underlying funds		$ 751,024

Expenses
Independent trustees' compensation	$ 135
Total expenses before reductions	135
Expense reductions	(135)	0
Net investment income (loss)		751,024
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(426,759)
Capital gain distributions from underlying funds	1,536,426	1,109,667
Change in net unrealized appreciation (depreciation) on underlying funds		(16,514,549)
Net gain (loss)		(15,404,882)
Net increase (decrease) in net assets resulting from operations		$ (14,653,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 751,024	$ 584,841
Net realized gain (loss)	1,109,667	1,657,298
Change in net unrealized appreciation (depreciation)	(16,514,549)	53,600
Net increase (decrease) in net assets resulting from operations	(14,653,858)	2,295,739
Distributions to shareholders from net investment income	(934,401)	(576,568)
Distributions to shareholders from net realized gain	(2,893,410)	(332,759)
Total distributions	(3,827,811)	(909,327)
Share transactions Proceeds from sales of shares	11,797,411	16,624,940
Reinvestment of distributions	3,827,811	909,327
Cost of shares redeemed	(3,711,898)	(2,293,642)
Net increase (decrease) in net assets resulting from share transactions	11,913,324	15,240,625
Total increase (decrease) in net assets	(6,568,345)	16,627,037

Net Assets
Beginning of period	31,354,554	14,727,517
End of period (including undistributed net investment income of $4,216 and undistributed net investment income of $187,593, respectively)	$ 24,786,209	$ 31,354,554
Other Information Shares
Sold	1,127,333	1,365,083
Issued in reinvestment of distributions	476,987	75,740
Redeemed	(395,836)	(184,626)
Net increase (decrease)	1,208,484	1,256,197

Financial Highlights

Years ended December 31,

2008

2007

2006

2005 G

Selected Per-Share Data
Net asset value, beginning of period	$ 12.48	$ 11.72	$ 10.42	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.30	.20	.15
Net realized and unrealized gain (loss)	(4.78)	.99	1.16	.27
Total from investment operations	(4.55)	1.29	1.36	.42
Distributions from net investment income	(.29)	(.29)	(.06)	-
Distributions from net realized gain	(.98)	(.24)	-	-
Total distributions	(1.27)	(.53)	(.06)	-
Net asset value, end of period	$ 6.66	$ 12.48	$ 11.72	$ 10.42
Total Return B, C, D	(38.13)%	11.28%	13.12%	4.20%
Ratios to Average Net Assets F, H
Expenses before reductions	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.38%	2.41%	1.84%	3.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,786	$ 31,355	$ 14,728	$ 4,698
Portfolio turnover rate	19%	12%	36%	1%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Amounts do not include the activity of the underlying funds. G For the period August 3, 2005 (commencement of operations) to December 31, 2005. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Portfolios

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V. The Variable Insurance Products Fund V (the trust) (referred to in this report as Fidelity Variable Insurance Products) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Funds' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for each Fund's investments is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. Each Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulation.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VIP Investor Freedom Income	$ 20,183,622	$ 106,666	$ (3,017,990)	$ (2,911,324)
VIP Investor Freedom 2005	9,418,387	63,609	(2,444,143)	(2,380,534)
VIP Investor Freedom 2010	58,635,919	400,347	(17,831,168)	(17,430,821)
VIP Investor Freedom 2015	67,484,352	465,089	(19,862,525)	(19,397,436)
VIP Investor Freedom 2020	90,021,945	496,846	(31,396,198)	(30,899,352)
VIP Investor Freedom 2025	33,264,717	202,969	(12,013,852)	(11,810,883)
VIP Investor Freedom 2030	40,867,358	171,749	(16,252,945)	(16,081,196)
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
VIP Investor Freedom Income	$ 48,426	$ 118,735	$ -
VIP Investor Freedom 2005	72,281	36,589	-
VIP Investor Freedom 2010	55,311	455,440	-
VIP Investor Freedom 2015	37,043	437,473	-
VIP Investor Freedom 2020	97,271	497,706	-
VIP Investor Freedom 2025	-	255,533	-
VIP Investor Freedom 2030	52,202	299,562	-

The tax character of distributions paid was as follows:

December 31, 2008	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 839,428	$ 183,649	$ 1,023,077
VIP Investor Freedom 2005	405,209	327,695	732,904
VIP Investor Freedom 2010	2,662,566	2,127,182	4,789,748
VIP Investor Freedom 2015	3,041,527	2,777,791	5,819,318
VIP Investor Freedom 2020	3,935,158	4,264,460	8,199,618
VIP Investor Freedom 2025	1,402,400	1,510,117	2,912,517
VIP Investor Freedom 2030	1,833,780	1,994,031	3,827,811
December 31, 2007	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 867,589	$ 55,382	$ 922,971
VIP Investor Freedom 2005	297,308	52,458	349,766
VIP Investor Freedom 2010	1,809,124	342,122	2,151,246
VIP Investor Freedom 2015	1,948,688	556,535	2,505,223
VIP Investor Freedom 2020	2,273,037	759,251	3,032,288
VIP Investor Freedom 2025	771,186	252,951	1,024,137
VIP Investor Freedom 2030	604,298	305,029	909,327

3. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

VIP Investor Freedom Portfolios

4. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	10,996,556	10,712,301
VIP Investor Freedom 2005	4,205,788	3,159,520
VIP Investor Freedom 2010	25,022,013	22,012,750
VIP Investor Freedom 2015	25,162,956	16,729,234
VIP Investor Freedom 2020	35,378,183	19,055,600
VIP Investor Freedom 2025	13,236,088	7,805,482
VIP Investor Freedom 2030	16,488,435	6,115,504

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

6. Expense Reductions.

FMR voluntarily agreed to reimburse Funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
VIP Investor Freedom Income	0%	$ 86
VIP Investor Freedom 2005	0%	34
VIP Investor Freedom 2010	0%	233
VIP Investor Freedom 2015	0%	246
VIP Investor Freedom 2020	0%	313
VIP Investor Freedom 2025	0%	112
VIP Investor Freedom 2030	0%	135

7. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated %
VIP Investor Freedom Income	100%
VIP Investor Freedom 2005	100%
VIP Investor Freedom 2010	100%
VIP Investor Freedom 2015	100%
VIP Investor Freedom 2020	100%
VIP Investor Freedom 2025	100%
VIP Investor Freedom 2030	100%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds:

Fund	% of shares held
VIP: Value Portfolio	20%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products IV and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds), each a fund of Variable Insurance Products IV Trust at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 23, 2009

VIP Investor Freedom Portfolios

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. If the interests of a fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment:2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Ren Y. Cheng (51)

 Year of Election or Appointment: 2007

Vice President of Asset Allocation Funds. Mr. Cheng also serves as Group Chief Investment Officer, Asset Allocation of FMR. Previously, Mr. Cheng served as a portfolio manager for the Fidelity Freedom Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

VIP Investor Freedom Portfolios

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Capital Gains
VIP Investor Freedom Income Portfolio	2/20/2009	2/20/2009	$.10
VIP Investor Freedom 2005 Portfolio	2/20/2009	2/20/2009	$.12
VIP Investor Freedom 2010 Portfolio	2/20/2009	2/20/2009	$.10
VIP Investor Freedom 2015 Portfolio	2/20/2009	2/20/2009	$.08
VIP Investor Freedom 2020 Portfolio	2/20/2009	2/20/2009	$.08
VIP Investor Freedom 2025 Portfolio	2/20/2009	2/20/2009	$.09
VIP Investor Freedom 2030 Portfolio	2/20/2009	2/20/2009	$.10

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2008, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Investor Freedom Income Portfolio	$ 136,237
VIP Investor Freedom 2005 Portfolio	$ 158,957
VIP Investor Freedom 2010 Portfolio	$ 1,241,675
VIP Investor Freedom 2015 Portfolio	$ 1,394,755
VIP Investor Freedom 2020 Portfolio	$ 2,117,025
VIP Investor Freedom 2025 Portfolio	$ 795,785
VIP Investor Freedom 2030 Portfolio	$ 1,096,188

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

VIP Investor Freedom Income Portfolio	9%
VIP Investor Freedom 2005 Portfolio	17%
VIP Investor Freedom 2010 Portfolio	15%
VIP Investor Freedom 2015 Portfolio	17%
VIP Investor Freedom 2020 Portfolio	21%
VIP Investor Freedom 2025 Portfolio	22%
VIP Investor Freedom 2030 Portfolio	25%

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

VIP Investor Freedom Portfolios

Annual Report

VIP Investor Freedom Portfolios

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIFF-ANN-0209
1.814507.103

Fidelity® Variable Insurance Products:
Investment Grade Bond Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Fidelity VIP Investment Grade Central Fund Financial Statements	<Click Here>	Complete list of investments and financial statements for Fidelity VIP Investment Grade Central Fund.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Investment Grade Bond - Initial Class	-3.25%	2.37%	4.54%
VIP Investment Grade Bond - Service Class A	-3.42%	2.27%	4.43%
VIP Investment Grade Bond - Service Class 2 B	-3.54%	2.13%	4.28%
VIP Investment Grade Bond - Investor Class C	-3.28%	2.34%	4.52%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Bond Portfolio

As investors sought out a safe haven from extreme volatility plaguing nearly all segments of the market, higher-quality debt reigned during the 12-month period ending December 31, 2008. Extreme crisis in the credit markets, despite falling interest rates, led to an environment within the U.S. investment-grade bond universe whereby any instrument backed implicitly or explicitly by the federal government fared well and virtually everything else showed lackluster or poor performance. U.S. Treasuries - considered by many as the ultimate "safe" securities - outperformed all other investment-grade categories as investors fled from risk. The Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the period, while mortgage-backed securities ended the period with a solid gain of 8.34%, according to the Barclays Capital U.S. Mortgage-Backed Securities Index. The Barclays Capital U.S. Aggregate Bond Index - a broad measure of the U.S. investment-grade bond universe - returned a more modest 5.24%. As increasingly wary investors shied further and further away from bonds at the higher-end of the risk spectrum, asset-backed securities felt the brunt of the pain, with the Barclays Capital U.S. Fixed-Rate Asset-Backed Securities Index losing 12.72%. The Barclays Capital U.S. Credit Index - a measure of high-quality corporate debt - tumbled 3.08%. In comparison, the Standard & Poor's 500SM Index, a broad measure of the domestic stock market, fell 37.00%.

For the year ending December 31, 2008, the fund significantly underperformed the Barclays Capital U.S. Aggregate Bond Index. (For specific portfolio results, please refer to the performance section of this report.) I invested virtually all of the fund's assets in VIP Investment Grade Central Fund, which I also manage and which - during the first half of the period - included a large holding in Fidelity® Ultra-Short Central Fund. The remainder was invested in individual securities, short-term repurchase agreements and Fidelity Specialized High Income Central Fund. My discussion of the fund's performance reflects its holdings in aggregate, including the underlying central funds and other investments I just mentioned. It's also important to note that by mid-year, I had eliminated VIP Investment Grade Central's exposure to Ultra-Short Central, while still maintaining exposure to the same securities via direct holdings because I felt they represented attractive values. With that as a backdrop, the main factor behind the fund's poor showing was sector selection. In particular, the fund's significant underweighting in U.S. government bonds and its emphasis on corporate bonds and securitized bonds - including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized mortgage obligations (CMOs) - worked against us amid a global flight to safety. Security selection among corporates - particularly an overweighting in poor-performing real estate investment trusts (REITs) - also detracted from performance. Bright spots for the year included advantageous yield-curve positioning, with a heavier concentration than the index in intermediate-term securities working in the fund's favor. To manage the fund's yield-curve positioning, I used interest rate swaps, which are contracts that involve the exchange of fixed-rate interest payments and floating-rate interest payments. Holdings in swaps generally aided performance during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company, (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.43%
Actual		$ 1,000.00	$ 965.70	$ 2.12
HypotheticalA		$ 1,000.00	$ 1,022.97	$ 2.19
Service Class	.52%
Actual		$ 1,000.00	$ 964.70	$ 2.57
HypotheticalA		$ 1,000.00	$ 1,022.52	$ 2.64
Service Class 2.67%
Actual		$ 1,000.00	$ 964.30	$ 3.31
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.40
Investor Class	.45%
Actual		$ 1,000.00	$ 965.70	$ 2.22
HypotheticalA		$ 1,000.00	$ 1,022.87	$ 2.29

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

In addition to the expenses noted above, the Fund also indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund as of their most recent fiscal half-year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund.

Quality Diversification (% of fund's net assets)
As of December 31, 2008	As of June 30, 2008
U.S. Government and U.S. Government Agency Obligations 55.3%	U.S. Government and U.S. Government Agency Obligations 53.6%
AAA 11.9%	AAA 12.7%
AA 4.9%	AA 5.0%
A 9.5%	A 8.7%
BBB 15.8%	BBB 15.7%
BB and Below 2.7%	BB and Below 2.6%
Not Rated 0.4%	Not Rated 0.0%
Short-Term Investments and Net Other Assets*** (0.5)%	Short-Term Investments and Net Other Assets 1.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of December 31, 2008
6 months ago
Years	5.6	6.2

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of December 31, 2008
6 months ago
Years	3.8	4.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Corporate Bonds 30.9%		Corporate Bonds 27.7%
	U.S. Government and U.S. Government Agency Obligations 55.3%		U.S. Government and U.S. Government Agency Obligations 53.6%
	Asset-Backed Securities 4.2%		Asset-Backed Securities 5.2%
	CMOs and Other Mortgage Related Securities 9.9%		CMOs and Other Mortgage Related Securities 11.5%
	Other Investments 0.2%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets*** (0.5)%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	6.4%	** Foreign investments	6.5%
* Futures and Swaps	13.3%	** Futures and Swaps	10.8%

***Short-Term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com. Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Fixed-Income Central Funds - 99.0%
	Shares	Value
INVESTMENT GRADE FIXED-INCOME FUNDS - 97.5%
Fidelity VIP Investment Grade Central Fund (d)	24,436,600	$ 2,316,100,909
HIGH YIELD FIXED-INCOME FUNDS - 1.5%
Fidelity Specialized High Income Central Fund (c)	477,390	35,045,212
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $2,568,046,472)		2,351,146,121
Nonconvertible Bonds - 0.1%
	Principal Amount
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
FBG Finance Ltd. 5.125% 6/15/15 (a)	$ 1,750,000	1,442,495
UTILITIES - 0.1%
Multi-Utilities - 0.1%
CMS Energy Corp. 6.55% 7/17/17	2,425,000	1,952,193
TOTAL NONCONVERTIBLE BONDS (Cost $3,740,790)		3,394,688
Asset-Backed Securities - 0.2%

Advanta Business Card Master Trust Series 2007-D1 Class D, 1.9075% 1/22/13 (a)(b)	1,800,000	270,000
AmeriCredit Prime Automobile Receivables Trust Series 2007-1 Class E, 6.96% 3/31/16 (a)	991,985	595,191
Ford Credit Auto Owner Trust:
Series 2006-C Class D, 6.89% 5/15/13 (a)	725,000	362,500
Series 2007-A Class D, 7.05% 12/15/13 (a)	425,000	212,500
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (a)	579,634	231,854
Luminent Mortgage Trust Series 2006-5 Class A1A, 0.6613% 7/25/36 (b)	4,868,403	1,894,511
Specialty Underwriting & Residential Finance Trust Series 2006-AB2 Class N1, 5.75% 6/25/37 (a)	180,261	1,803
Wachovia Auto Loan Owner Trust Series 2006-2A Class E, 7.05% 5/20/14 (a)	1,175,000	358,860
WaMu Asset-Backed Certificates Series 2006-HE5 Class B1, 2.9713% 10/25/36 (a)(b)	139,931	5,389
TOTAL ASSET-BACKED SECURITIES (Cost $9,538,192)		3,932,608
Collateralized Mortgage Obligations - 0.7%
	Principal Amount	Value
Private Sponsor - 0.6%
CWALT, Inc.:
floater Series 2005-56:
Class 1A1, 1.2013% 11/25/35 (b)	$ 5,776,640	$ 2,631,060
Class 2A3, 2.895% 11/25/35 (b)	2,860,072	1,632,922
Series 2005-56 Class 4A1, 0.7813% 11/25/35 (b)	2,253,801	991,672
Luminent Mortgage Trust floater Series 2006-1 Class A1, 0.7113% 4/25/36 (b)	5,965,890	2,406,379
Residential Accredit Loans, Inc. floater Series 2005-QO5 Class A1, 3.479% 1/25/46 (b)	5,491,732	2,416,362
Structured Asset Mortgage Investments, Inc. floater Series 2006-AR6 Class 2A1, 0.6613% 7/25/46 (b)	9,833,962	3,769,274
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 2.9713% 12/25/36 (a)(b)	539,963	5,340
TOTAL PRIVATE SPONSOR		13,853,009
U.S. Government Agency - 0.1%
Fannie Mae subordinate REMIC pass-thru certificates planned amortization class Series 2003-128 Class NE, 4% 12/25/16	3,576,143	3,621,262
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $22,173,546)		17,474,271
Cash Equivalents - 0.2%
Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.05%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Government Obligations) # (Cost $4,123,000)	$ 4,123,011	4,123,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $2,607,622,000)	2,380,070,688
NET OTHER ASSETS - (0.2)%	(4,094,741)
NET ASSETS - 100%	$ 2,375,975,947
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,485,932 or 0.1% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$4,123,000 due 1/02/09 at 0.05%
Banc of America Securities LLC	$ 484,143
Bank of America, NA	887,272
Barclays Capital, Inc.	1,087,936
Goldman, Sachs & Co.	1,598,074
UBS Securities LLC	65,575
$ 4,123,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Specialized High Income Central Fund	$ 2,978,282
Fidelity VIP Investment Grade Central Fund	134,279,538
Total	$ 137,257,820
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$ 35,871,563	$ 10,231,101	$ -	$ 35,045,212	10.5%
Fidelity VIP Investment Grade Central Fund	2,517,706,878	354,846,183	348,697,969	2,316,100,909	73.2%
Total	$ 2,553,578,441	$ 365,077,284	$ 348,697,969	$ 2,351,146,121
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 2,380,070,688	$ 2,351,146,121	$ 27,279,114	$ 1,645,453
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 505,792
Total Realized Gain (Loss)	(2,645,928)
Total Unrealized Gain (Loss)	2,775,496
Cost of Purchases	1,669,289
Proceeds of Sales	(60,314)
Amortization/Accretion	(598,882)
Transfer in/out of Level 3	-
Ending Balance	$ 1,645,453

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $25,484,750 of which $7,863,643 and $17,621,107 will expire on December 31, 2014 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $4,123,000) - See accompanying schedule: Unaffiliated issuers (cost $39,575,528)	$ 28,924,567
Fidelity Central Funds (cost $2,568,046,472)	2,351,146,121
Total Investments (cost $2,607,622,000)		$ 2,380,070,688
Cash		36
Receivable for fund shares sold		1,945,526
Interest receivable		126,108
Distributions receivable from Fidelity Central Funds		17,279,979
Prepaid expenses		25,795
Receivable from investment adviser for expense reductions		6,976
Total assets		2,399,455,108

Liabilities
Payable for investments purchased	$ 17,283,001
Payable for fund shares redeemed	5,066,744
Accrued management fee	626,572
Distribution fees payable	208,889
Other affiliated payables	200,729
Other payables and accrued expenses	93,226
Total liabilities		23,479,161

Net Assets		$ 2,375,975,947
Net Assets consist of:
Paid in capital		$ 2,503,245,657
Undistributed net investment income		123,720,641
Accumulated undistributed net realized gain (loss) on investments		(23,439,039)
Net unrealized appreciation (depreciation) on investments		(227,551,312)
Net Assets		$ 2,375,975,947

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($936,912,242 ÷ 79,124,945 shares)	$ 11.84

Service Class: Net Asset Value, offering price and redemption price per share ($202,501,229 ÷ 17,230,313 shares)	$ 11.75

Service Class 2: Net Asset Value, offering price and redemption price per share ($930,149,688 ÷ 80,061,059 shares)	$ 11.62

Investor Class: Net Asset Value, offering price and redemption price per share ($306,412,788 ÷ 25,942,136 shares)	$ 11.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Interest		$ 1,226,335
Income from Fidelity Central Funds		137,257,820
Total income		138,484,155

Expenses
Management fee	$ 8,318,732
Transfer agent fees	1,904,792
Distribution fees	2,811,351
Accounting fees and expenses	847,791
Custodian fees and expenses	3,518
Independent trustees' compensation	10,970
Audit	47,106
Legal	13,345
Interest	4,110
Miscellaneous	147,629
Total expenses before reductions	14,109,344
Expense reductions	(34,446)	14,074,898
Net investment income		124,409,257
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,620,195)
Fidelity Central Funds	(19,011,501)
Swap agreements	(244,468)
Capital gain distributions from Fidelity Central Funds	5,542,988
Total net realized gain (loss)		(16,333,176)
Change in net unrealized appreciation (depreciation) on: Investment securities	(205,985,179)
Swap agreements	67,376
Total change in net unrealized appreciation (depreciation)		(205,917,803)
Net gain (loss)		(222,250,979)
Net increase (decrease) in net assets resulting from operations		$ (97,841,722)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 124,409,257	$ 107,633,550
Net realized gain (loss)	(16,333,176)	1,387,177
Change in net unrealized appreciation (depreciation)	(205,917,803)	(10,930,679)
Net increase (decrease) in net assets resulting from operations	(97,841,722)	98,090,048
Distributions to shareholders from net investment income	(105,712,321)	(82,169,011)
Distributions to shareholders from net realized gain	(2,086,364)	-
Total distributions	(107,798,685)	(82,169,011)
Share transactions - net increase (decrease)	(3,528,757)	618,689,233
Total increase (decrease) in net assets	(209,169,164)	634,610,270

Net Assets
Beginning of period	2,585,145,111	1,950,534,841
End of period (including undistributed net investment income of $123,720,641 and undistributed net investment income of $106,317,579, respectively)	$ 2,375,975,947	$ 2,585,145,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 12.76	$ 12.76	$ 13.25	$ 13.65
Income from Investment Operations
Net investment income C	.592	.610	.591	.523	.476
Net realized and unrealized gain (loss)	(.987)	(.076)	(.060)	(.243)	.104
Total from investment operations	(.395)	.534	.531	.280	.580
Distributions from net investment income	(.515)	(.534)	(.501)	(.480)	(.570)
Distributions from net realized gain	(.010)	-	(.030)	(.290)	(.410)
Total distributions	(.525)	(.534)	(.531)	(.770)	(.980)
Net asset value, end of period	$ 11.84	$ 12.76	$ 12.76	$ 12.76	$ 13.25
Total Return A, B	(3.25)%	4.35%	4.35%	2.19%	4.46%
Ratios to Average Net Assets D, F
Expenses before reductions	.43%	.43%	.44%	.49%	.56%
Expenses net of fee waivers, if any	.43%	.43%	.44%	.49%	.56%
Expenses net of all reductions	.43%	.43%	.44%	.49%	.56%
Net investment income	4.84%	4.88%	4.75%	4.12%	3.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 936,912	$ 1,134,915	$ 1,184,942	$ 1,284,600	$ 1,374,972
Portfolio turnover rate E	14%	2%	34%	157%	170%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less then .01%.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 12.68	$ 12.68	$ 13.18	$ 13.61
Income from Investment Operations
Net investment income C	.572	.593	.575	.511	.456
Net realized and unrealized gain (loss)	(.986)	(.069)	(.053)	(.246)	.104
Total from investment operations	(.414)	.524	.522	.265	.560
Distributions from net investment income	(.506)	(.524)	(.492)	(.475)	(.580)
Distributions from net realized gain	(.010)	-	(.030)	(.290)	(.410)
Total distributions	(.516)	(.524)	(.522)	(.765)	(.990)
Net asset value, end of period	$ 11.75	$ 12.68	$ 12.68	$ 12.68	$ 13.18
Total Return A, B	(3.42)%	4.29%	4.30%	2.08%	4.32%
Ratios to Average Net Assets D, F
Expenses before reductions	.53%	.53%	.54%	.58%	.66%
Expenses net of fee waivers, if any	.53%	.53%	.54%	.58%	.66%
Expenses net of all reductions	.53%	.53%	.54%	.58%	.66%
Net investment income	4.75%	4.78%	4.65%	4.06%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 202,501	$ 147,990	$ 99,633	$ 79,205	$ 50,143
Portfolio turnover rate E	14%	2%	34%	157%	170%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less then .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.55	$ 12.56	$ 12.57	$ 13.08	$ 13.50
Income from Investment Operations
Net investment income C	.551	.568	.551	.488	.435
Net realized and unrealized gain (loss)	(.975)	(.064)	(.053)	(.248)	.105
Total from investment operations	(.424)	.504	.498	.240	.540
Distributions from net investment income	(.496)	(.514)	(.478)	(.460)	(.550)
Distributions from net realized gain	(.010)	-	(.030)	(.290)	(.410)
Total distributions	(.506)	(.514)	(.508)	(.750)	(.960)
Net asset value, end of period	$ 11.62	$ 12.55	$ 12.56	$ 12.57	$ 13.08
Total Return A, B	(3.54)%	4.17%	4.14%	1.89%	4.19%
Ratios to Average Net Assets D, F
Expenses before reductions	.67%	.68%	.69%	.73%	.81%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.73%	.81%
Expenses net of all reductions	.67%	.68%	.69%	.73%	.81%
Net investment income	4.60%	4.63%	4.50%	3.90%	3.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 930,150	$ 1,018,017	$ 497,504	$ 285,528	$ 186,302
Portfolio turnover rate E	14%	2%	34%	157%	170%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less then .01%.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.73	$ 12.74	$ 12.75	$ 12.65
Income from Investment Operations
Net investment income E	.586	.603	.583	.242
Net realized and unrealized gain (loss)	(.983)	(.079)	(.055)	(.142)
Total from investment operations	(.397)	.524	.528	.100
Distributions from net investment income	(.513)	(.534)	(.508)	-
Distributions from net realized gain	(.010)	-	(.030)	-
Total distributions	(.523)	(.534)	(.538)	-
Net asset value, end of period	$ 11.81	$ 12.73	$ 12.74	$ 12.75
Total Return B, C, D	(3.28)%	4.28%	4.33%	.79%
Ratios to Average Net Assets F, I
Expenses before reductions	.46%	.46%	.48%	.49% A
Expenses net of fee waivers, if any	.45%	.46%	.48%	.49% A
Expenses net of all reductions	.45%	.46%	.48%	.49% A
Net investment income	4.82%	4.84%	4.72%	4.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 306,413	$ 284,223	$ 168,456	$ 42,944
Portfolio turnover rate G	14%	2%	34%	157%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any Fidelity Central Funds. Based on their most recent shareholder report date, the annualized expenses for Fidelity VIP Investment Grade Central Fund and Fidelity Specialized High Income Central Fund were less then .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. The Fund invests substantially all of its assets in VIP Investment Grade Central Fund, which is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR and seeks a high level of income by normally investing in investment-grade debt securities. VIP Investment Grade Central Fund's operating and accounting policies are outlined in its financial statements, included at the end of this report as an attachment.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Mortgage Dollar Rolls Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for Fidelity Specialized High Income Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, and capital loss carryforwards.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 393,554
Unrealized depreciation	(172,282,993)
Net unrealized appreciation (depreciation)	(171,889,439)
Undistributed ordinary income	126,794,471
Capital loss carryforward	(25,484,750)

Cost for federal income tax purposes	$ 2,551,960,127

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 107,798,685	$ 82,169,011

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Fund entered into swap agreements, which are contracts between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gains or losses in the Fund's accompanying Statement of Operations. Gains or losses are realized in the event of an early termination of a swap agreement. Risks of loss may include unfavorable changes in the returns of the underlying instruments or indexes, adverse fluctuations of interest rates, failure of the counterparty to perform under the terms of the agreement and lack of liquidity in the market. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian bank in accordance with the swap agreement. The Fund could experience delays and costs in gaining access to the collateral even though it is held in the Fund's custodian bank.

The Fund entered into credit default swap agreements to provide a measure of protection against defaults of an issuer ("buyer of protection") and/or to gain credit exposure to an issuer to which it is not otherwise exposed ("seller of protection"). The issuer may be either a single issuer or a "basket" of issuers. As a buyer of protection, the Fund does so when it holds bonds of the issuer or without owning the underlying asset or debt issued by the reference entity. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller acts as a guarantor of the credit worthiness of a reference obligation. Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses in the Fund's accompanying Statement of Operations. Periodic payments are made over the life of the contract provided that no credit event occurs. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on corporate or sovereign issuers, a credit event may be triggered by events such as bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. If a credit event were to occur during the term of the contract, upon notification from the buyer, the seller is obligated to take delivery from the buyer the notional amount of a reference obligation, at par. The difference between the value of the obligation received and the notional amount paid is recorded as a realized loss to the seller. For credit default swaps on asset-backed securities, the reference

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

obligation described represents the security that will be put to the seller. For credit default swaps on corporate or sovereign issuers, under the terms of the agreement, the obligation that is put to the seller is not limited to the specific reference obligation described.

5. Purchases and Sales of Investments.

Purchases and sales of securities, (including the Fixed-Income Central Funds), other than short-term securities, aggregated $391,572,184 and $353,661,314, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 181,296
Service Class 2	2,630,055
$ 2,811,351

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 756,312
Service Class	122,525
Service Class 2	702,570
Investor Class	323,385
$ 1,904,792

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,630,857	1.35%	$ 4,110

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $5,196 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Investor Class	.65% -.45%*	$ 33,917

* Expense limitation in effect at period end.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $529.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 27% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the Fund.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 46,263,083	$ 48,915,672
Service Class	6,147,734	4,212,943
Service Class 2	41,219,973	21,635,659
Investor Class	12,081,531	7,404,737
Total	$ 105,712,321	$ 82,169,011
From net realized gain
Initial Class	$ 898,312	$ -
Service Class	121,497	-
Service Class 2	831,048	-
Investor Class	235,507	-
Total	$ 2,086,364	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	13,499,854	14,387,790	$ 166,634,791	$ 179,571,725
Reinvestment of distributions	3,834,260	3,978,791	47,161,395	48,915,672
Shares redeemed	(27,118,115)	(22,289,170)	(327,326,683)	(278,600,560)
Net increase (decrease)	(9,784,001)	(3,922,589)	$ (113,530,497)	$ (50,113,163)
Service Class
Shares sold	9,000,359	5,832,754	$ 109,750,694	$ 72,283,870
Reinvestment of distributions	513,030	344,884	6,269,231	4,212,943
Shares redeemed	(3,957,403)	(2,359,701)	(47,475,670)	(29,213,717)
Net increase (decrease)	5,555,986	3,817,937	$ 68,544,255	$ 47,283,096
Service Class 2
Shares sold	21,543,085	43,988,735	$ 261,036,695	$ 538,885,002
Reinvestment of distributions	3,475,291	1,787,104	42,051,020	21,635,659
Shares redeemed	(26,106,153)	(4,226,093)	(307,620,612)	(52,037,853)
Net increase (decrease)	(1,087,777)	41,549,746	$ (4,532,897)	$ 508,482,808
Investor Class
Shares sold	9,385,653	9,943,802	$ 115,089,715	$ 123,816,926
Reinvestment of distributions	1,003,016	603,684	12,317,039	7,404,737
Shares redeemed	(6,765,340)	(1,451,398)	(81,416,372)	(18,185,171)
Net increase (decrease)	3,623,329	9,096,088	$ 45,990,382	$ 113,036,492

12. Credit Risk

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers that hold mortgage securities, including securities backed by subprime mortgage loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by subprime mortgage loans have resulted in increased volatility of market price and periods of less liquidity that have adversely impacted the valuation of certain issuers of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Investment Grade Bond Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/13/09	02/13/09	$0.634	$0.017

Service Class	02/13/09	02/13/09	$0.626	$0.017

Service Class 2	02/13/09	02/13/09	$0.600	$0.017

Investor Class	02/13/09	02/13/09	$0.632	$0.017

A total of 15.28% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

The following are the financial statements for the Fidelity VIP Investment
Grade Central Fund as of December 31, 2008 which is a direct investment of
VIP Investment Grade Bond Portfolio.

Not Part of Financial Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of Fund A
VIP Investment Grade Central Fund	-2.29%	3.33%

A From June 23, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Central Fund on June 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital U.S. Aggregate Bond Index performed over the same period.

Not Part of Financial Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Central Fund

As investors sought out a safe haven from extreme volatility plaguing nearly all segments of the market, higher-quality debt reigned during the 12-month period ending December 31, 2008. Extreme crisis in the credit markets, despite falling interest rates, led to an environment within the U.S. investment-grade bond universe whereby any instrument backed implicitly or explicitly by the federal government fared well and virtually everything else showed lackluster or poor performance. U.S. Treasuries - considered by many as the ultimate "safe" securities - outperformed all other investment-grade categories as investors fled from risk. The Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the period, while mortgage-backed securities ended the period with a solid gain of 8.34%, according to the Barclays Capital U.S. Mortgage-Backed Securities Index. The Barclays Capital U.S. Aggregate Bond Index - a broad measure of the U.S. investment-grade bond universe - returned a more modest 5.24%. As increasingly wary investors shied further and further away from bonds at the higher-end of the risk spectrum, asset-backed securities felt the brunt of the pain, with the Barclays Capital U.S. Fixed-Rate Asset-Backed Securities Index losing 12.72%. The Barclays Capital U.S. Credit Index - a measure of high-quality corporate debt - tumbled 3.08%. In comparison, the Standard & Poor's 500SM Index, a broad measure of the domestic stock market, fell 37.00%.

For the year ending December 31, 2008, the fund returned -2.29%, significantly underperforming the Barclays Capital U.S. Aggregate Bond Index. The main factor behind the fund's poor showing was sector selection, with its significant underweighting in U.S. government securities and its heavy emphasis on corporate bonds and securitized products - including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized mortgage obligations (CMOs) - working against us amid a global flight to safety. Corporate bonds also were plagued by worries about corporate profitability. CMBS - which are backed by loans for office and apartment buildings, retail stores, hotels and other commercial buildings - declined on expectations that vacancy rates, rents and property values had only just begun to erode. ABS - including those backed by auto, credit card and home-equity loans - were hurt by concerns about rising consumer delinquencies and defaults in response to tighter credit conditions. CMOs - which are pools of mortgage pass-through securities that are carved into classes, or tranches, with varying characteristics - underperformed plain-vanilla mortgage securities. Many of these securitized bonds were held in the first half of the period through Fidelity® Ultra-Short Central Fund, which I ultimately divested out of, but still maintained exposure to the same securities via direct holdings because I felt they represented attractive values. Bright spots for the year included advantageous yield-curve positioning, with a heavier concentration than the index in intermediate-term securities working in the fund's favor. To manage the fund's yield-curve positioning, I used interest rate swaps, which are contracts that involve the exchange of fixed-rate interest payments and floating-rate interest payments. Holdings in swaps generally, aided performance during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Not Part of Financial Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Actual	.0037%	$ 1,000.00	$ 973.00	$ .02
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.12	$ .02

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Not Part of Financial Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2008	As of June 30, 2008
U.S. Government and U.S. Government Agency Obligations 56.5%	U.S. Government and U.S. Government Agency Obligations 54.6%
AAA 11.4%	AAA 12.9%
AA 5.1%	AA 5.0%
A 9.7%	A 8.7%
BBB 16.1%	BBB 16.4%
BB and Below 1.3%	BB and Below 0.8%
Not Rated 0.4%	Not Rated 0.0%
Short-Term Investments and Net Other Assets*** (0.5)%	Short-Term Investments and Net Other Assets 1.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of December 31, 2008
6 months ago
Years	5.5	6.2

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of December 31, 2008
6 months ago
Years	3.8	4.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Corporate Bonds 30.1%		Corporate Bonds 26.7%
	U.S. Government and U.S. Government Agency Obligations 56.5%		U.S. Government and U.S. Government Agency Obligations 54.6%
	Asset-Backed Securities 4.1%		Asset-Backed Securities 5.1%
	CMOs and Other Mortgage Related Securities 9.6%		CMOs and Other Mortgage Related Securities 11.8%
	Other Investments 0.2%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets*** (0.5)%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	6.3%	** Foreign investments	6.2%
* Futures and Swaps	13.6%	** Futures and Swaps	10.9%

***Short-Term Investments and Net Other Assets are not included in the pie chart.

Not Part of Financial Report

Investments December 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 30.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.8%
Diversified Consumer Services - 0.4%
President and Fellows of Harvard College 6.5% 1/15/39 (b)	$ 9,699,000	$ 11,309,810
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp. 6.3% 3/1/38	2,925,000	3,226,290
Household Durables - 0.2%
Fortune Brands, Inc.:
5.125% 1/15/11	4,010,000	3,851,629
5.875% 1/15/36	5,320,000	3,902,534
		7,754,163
Media - 2.1%
AOL Time Warner, Inc.:
6.75% 4/15/11	100,000	97,637
6.875% 5/1/12	290,000	278,602
7.625% 4/15/31	1,625,000	1,597,066
Comcast Corp.:
4.95% 6/15/16	2,975,000	2,681,751
5.5% 3/15/11	2,675,000	2,618,392
6.45% 3/15/37	5,676,000	5,648,284
COX Communications, Inc.:
4.625% 1/15/10	3,350,000	3,241,514
4.625% 6/1/13	3,475,000	3,011,675
6.25% 6/1/18 (b)	5,000,000	4,437,960
6.45% 12/1/36 (b)	1,043,000	906,920
6.95% 6/1/38 (b)	517,000	467,638
News America Holdings, Inc. 7.75% 12/1/45	1,905,000	1,858,987
News America, Inc.:
6.15% 3/1/37	1,745,000	1,628,134
6.2% 12/15/34	6,695,000	6,109,502
Time Warner Cable, Inc.:
5.85% 5/1/17	2,467,000	2,253,735
6.2% 7/1/13	7,000,000	6,621,265
6.75% 7/1/18	4,425,000	4,260,412
7.3% 7/1/38	3,685,000	3,828,229
Time Warner, Inc.:
2.405% 11/13/09 (h)	1,024,000	985,626
5.875% 11/15/16	7,856,000	7,042,802
6.5% 11/15/36	2,925,000	2,651,767
Viacom, Inc.:
2.2713% 6/16/09 (h)	265,000	260,004
5.75% 4/30/11	1,410,000	1,280,545
6.125% 10/5/17	2,710,000	2,246,094
6.75% 10/5/37	935,000	720,683
		66,735,224
TOTAL CONSUMER DISCRETIONARY		89,025,487

	Principal Amount	Value
CONSUMER STAPLES - 2.2%
Beverages - 0.4%
Diageo Capital PLC:
5.2% 1/30/13	$ 1,705,000	$ 1,677,754
5.75% 10/23/17	3,817,000	3,693,333
FBG Finance Ltd. 5.125% 6/15/15 (b)	2,185,000	1,801,058
PepsiCo, Inc. 7.9% 11/1/18	4,560,000	5,588,950
		12,761,095
Food & Staples Retailing - 0.4%
CVS Caremark Corp.:
6.036% 12/10/28 (b)	7,100,272	4,318,598
6.302% 6/1/37 (h)	5,910,000	2,482,200
Wal-Mart Stores, Inc. 6.2% 4/15/38	4,050,000	4,635,043
		11,435,841
Food Products - 0.6%
Cargill, Inc. 6.625% 9/15/37 (b)	3,333,000	2,859,464
General Mills, Inc. 5.2% 3/17/15	3,528,000	3,448,324
Kraft Foods, Inc.:
6.125% 2/1/18	2,376,000	2,328,235
6.875% 2/1/38	4,900,000	4,896,595
6.875% 1/26/39	5,000,000	5,008,975
		18,541,593
Personal Products - 0.2%
Avon Products, Inc. 5.75% 3/1/18	5,995,000	5,640,618
Tobacco - 0.6%
Altria Group, Inc.:
9.7% 11/10/18	4,450,000	4,809,694
9.95% 11/10/38	2,699,000	2,938,701
Philip Morris International, Inc.:
4.875% 5/16/13	2,904,000	2,912,311
5.65% 5/16/18	2,751,000	2,727,157
6.375% 5/16/38	4,652,000	4,838,382
Reynolds American, Inc. 7.25% 6/15/37	3,055,000	2,230,150
		20,456,395
TOTAL CONSUMER STAPLES		68,835,542
ENERGY - 3.2%
Energy Equipment & Services - 0.4%
Petronas Capital Ltd. 7% 5/22/12 (b)	5,435,000	5,760,448
Transocean Ltd. 6% 3/15/18	7,310,000	6,657,955
Weatherford International Ltd. 7% 3/15/38	2,250,000	1,726,904
		14,145,307
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp.:
5.95% 9/15/16	4,745,000	4,191,301
6.45% 9/15/36	1,155,000	911,103
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Canadian Natural Resources Ltd.:
5.7% 5/15/17	$ 5,685,000	$ 4,958,048
6.25% 3/15/38	1,165,000	915,684
6.75% 2/1/39	1,135,000	942,715
Devon Financing Corp. U.L.C. 6.875% 9/30/11	3,000,000	3,027,483
Duke Capital LLC:
4.37% 3/1/09	3,575,000	3,560,389
6.25% 2/15/13	855,000	813,528
6.75% 2/15/32	4,255,000	3,494,968
Duke Energy Field Services 6.45% 11/3/36 (b)	3,300,000	2,397,074
El Paso Natural Gas Co. 5.95% 4/15/17	3,330,000	2,646,088
Empresa Nacional de Petroleo 6.75% 11/15/12 (b)	6,135,000	6,153,448
EnCana Holdings Finance Corp. 5.8% 5/1/14	320,000	299,780
Kinder Morgan Energy Partners LP 5.125% 11/15/14	6,045,000	5,266,386
Nakilat, Inc. 6.067% 12/31/33 (b)	4,015,000	2,690,933
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (b)	925,000	662,154
Nexen, Inc.:
5.875% 3/10/35	5,405,000	4,069,360
6.4% 5/15/37	2,125,000	1,662,774
NGPL PipeCo LLC 6.514% 12/15/12 (b)	1,980,000	1,720,026
Pemex Project Funding Master Trust:
2.82% 12/3/12 (b)(h)	410,000	342,350
3.2963% 6/15/10 (b)(h)	4,480,000	4,256,000
Petro-Canada:
6.05% 5/15/18	1,480,000	1,219,773
6.8% 5/15/38	3,485,000	2,629,899
Plains All American Pipeline LP:
6.125% 1/15/17	1,250,000	993,989
6.65% 1/15/37	1,950,000	1,341,737
Ras Laffan Liquid Natural Gas Co. Ltd. III:
5.832% 9/30/16 (b)	2,375,000	1,768,069
6.332% 9/30/27 (b)	2,415,000	1,622,614
Suncor Energy, Inc.:
6.1% 6/1/18	4,665,000	4,020,031
6.85% 6/1/39	4,100,000	3,261,894
TEPPCO Partners LP:
6.65% 4/15/18	1,811,000	1,466,311
7.55% 4/15/38	3,470,000	2,596,657
Texas Eastern Transmission LP 6% 9/15/17 (b)	2,434,000	2,203,744
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	615,000	561,418

	Principal Amount	Value
Valero Energy Corp. 6.625% 6/15/37	$ 1,575,000	$ 1,158,417
XTO Energy, Inc.:
6.375% 6/15/38	5,075,000	4,465,421
6.75% 8/1/37	4,070,000	3,811,815
		88,103,381
TOTAL ENERGY		102,248,688
FINANCIALS - 12.3%
Capital Markets - 3.1%
Bear Stearns Companies, Inc. 6.95% 8/10/12	6,445,000	6,693,603
BlackRock, Inc. 6.25% 9/15/17	3,685,000	3,446,223
Goldman Sachs Group, Inc.:
5.25% 10/15/13	3,770,000	3,463,318
5.625% 1/15/17	3,000,000	2,577,231
5.7% 9/1/12	2,935,000	2,798,631
5.95% 1/18/18	755,000	715,870
6.15% 4/1/18	3,134,000	3,011,652
6.6% 1/15/12	4,610,000	4,548,526
6.75% 10/1/37	6,705,000	5,443,575
Janus Capital Group, Inc.:
5.875% 9/15/11	2,041,000	1,493,710
6.25% 6/15/12	6,015,000	4,511,250
JPMorgan Chase Capital XX 6.55% 9/29/36	3,090,000	2,611,940
JPMorgan Chase Capital XXV 6.8% 10/1/37	6,975,000	6,152,648
Lazard Group LLC:
6.85% 6/15/17	3,230,000	2,056,254
7.125% 5/15/15	5,585,000	3,546,838
Lehman Brothers Holdings, Inc.:
5.625% 1/24/13 (a)	1,112,000	105,640
6.2% 9/26/14 (a)	3,100,000	294,500
6.75% 12/28/17 (a)	1,755,000	176
6.875% 5/2/18 (a)	2,535,000	240,825
Merrill Lynch & Co., Inc.:
4.25% 2/8/10	7,275,000	7,110,891
5.45% 2/5/13	2,509,000	2,411,766
6.15% 4/25/13	1,204,000	1,193,030
6.4% 8/28/17	1,300,000	1,302,427
6.875% 4/25/18	1,074,000	1,123,432
Morgan Stanley:
4.57% 1/9/12 (h)	4,300,000	3,392,752
4.75% 4/1/14	1,500,000	1,142,834
5.45% 1/9/17	900,000	741,854
5.95% 12/28/17	2,100,000	1,742,960
6.6% 4/1/12	7,695,000	7,439,457
6.625% 4/1/18	10,165,000	8,917,653
Northern Trust Corp. 5.5% 8/15/13	1,100,000	1,129,446
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
UBS AG Stamford Branch:
5.75% 4/25/18	$ 4,720,000	$ 4,283,848
5.875% 12/20/17	3,145,000	2,889,139
		98,533,899
Commercial Banks - 2.2%
American Express Bank FSB 6% 9/13/17	3,625,000	3,394,932
Bank of America NA 5.3% 3/15/17	1,480,000	1,405,298
Credit Suisse (Guernsey) Ltd. 5.86%	4,785,000	2,233,317
Credit Suisse First Boston 6% 2/15/18	6,110,000	5,610,966
DBS Bank Ltd. (Singapore) 2.3688% 5/16/17 (b)(h)	410,000	307,500
Export-Import Bank of Korea 5.5% 10/17/12	6,570,000	6,093,228
Fifth Third Bancorp:
4.5% 6/1/18	930,000	689,399
8.25% 3/1/38	3,564,000	2,944,520
HBOS PLC 6.75% 5/21/18 (b)	4,900,000	4,312,485
HSBC Holdings PLC:
4.4075% 10/6/16 (h)	399,000	338,355
6.5% 9/15/37	7,355,000	7,469,628
Korea Development Bank:
3.875% 3/2/09	5,775,000	5,758,570
5.3% 1/17/13	3,805,000	3,458,365
Manufacturers & Traders Trust Co. 5.3825% 4/1/13 (b)(h)	269,000	211,972
National City Bank, Cleveland 4.5% 3/15/10	5,477,000	5,273,387
Northern Trust Co. 6.5% 8/15/18	2,000,000	2,136,802
PNC Funding Corp. 3.56% 1/31/12 (h)	1,019,000	828,034
Santander Issuances SA Unipersonal 1.885% 6/20/16 (b)(h)	1,229,000	893,454
SouthTrust Corp. 5.8% 6/15/14	1,440,000	1,289,396
Sovereign Bank 4.9025% 8/1/13 (h)	576,000	354,240
Standard Chartered Bank 6.4% 9/26/17 (b)	4,025,000	3,511,410
Wachovia Bank NA 4.875% 2/1/15	4,405,000	4,217,351
Wachovia Corp. 4.875% 2/15/14	785,000	721,160
Wells Fargo & Co. 5.625% 12/11/17	4,754,000	4,959,739
		68,413,508
Consumer Finance - 1.4%
American Express Co. 8.15% 3/19/38	3,450,000	3,956,239

	Principal Amount	Value
American General Finance Corp. 6.9% 12/15/17	$ 2,370,000	$ 1,025,672
Discover Financial Services 2.6288% 6/11/10 (h)	11,045,000	9,457,348
General Electric Capital Corp.:
5.625% 9/15/17	2,420,000	2,434,384
5.625% 5/1/18	9,700,000	9,770,315
5.875% 1/14/38	3,600,000	3,523,896
6.375% 11/15/67 (h)	4,000,000	2,514,276
MBNA America Bank NA 7.125% 11/15/12 (b)	1,075,000	1,099,162
MBNA Corp. 7.5% 3/15/12	1,860,000	1,914,543
SLM Corp.:
3.675% 7/27/09 (h)	1,064,000	1,002,923
3.695% 7/26/10 (h)	6,312,000	5,387,172
4% 1/15/09	1,020,000	1,015,342
4.5% 7/26/10	2,555,000	2,217,400
		45,318,672
Diversified Financial Services - 1.9%
Bank of America Corp. 7.4% 1/15/11	9,125,000	9,342,750
BP Capital Markets PLC 5.25% 11/7/13	7,866,000	8,211,601
BTM Curacao Holding NV 1.8975% 12/19/16 (b)(h)	666,000	513,116
CIT Group, Inc.:
4.75% 12/15/10	3,006,000	2,646,077
5.4% 2/13/12	4,696,000	3,788,766
Citigroup, Inc.:
5.3% 10/17/12	3,180,000	3,064,649
5.5% 4/11/13	1,390,000	1,353,421
6.125% 5/15/18	1,390,000	1,405,460
6.5% 8/19/13	7,045,000	7,109,011
GlaxoSmithKline Capital, Inc.:
5.65% 5/15/18	2,286,000	2,401,050
6.375% 5/15/38	2,905,000	3,282,171
International Lease Finance Corp. 5.65% 6/1/14	4,750,000	3,102,957
JPMorgan Chase & Co.:
4.891% 9/1/15 (h)	20,000	20,096
5.6% 6/1/11	127,000	127,599
5.75% 1/2/13	3,500,000	3,550,911
Prime Property Funding, Inc.:
5.125% 6/1/15 (b)	3,375,000	2,025,000
5.35% 4/15/12 (b)	1,700,000	1,122,000
5.5% 1/15/14 (b)	2,405,000	1,491,100
TECO Finance, Inc. 7% 5/1/12	1,740,000	1,592,627
ZFS Finance USA Trust II 6.45% 12/15/65 (b)(h)	3,400,000	1,587,967
ZFS Finance USA Trust V 6.5% 5/9/67 (b)(h)	4,035,000	1,654,350
		59,392,679
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - 1.2%
American International Group, Inc. 8.175% 5/15/58 (b)(h)	$ 3,075,000	$ 1,196,252
Axis Capital Holdings Ltd. 5.75% 12/1/14	420,000	277,412
Hartford Financial Services Group, Inc. 8.125% 6/15/68 (h)	5,815,000	3,061,592
Lincoln National Corp. 7% 5/17/66 (h)	7,285,000	3,059,700
Marsh & McLennan Companies, Inc. 7.125% 6/15/09	4,259,000	4,247,675
New York Life Global Funding 4.65% 5/9/13 (b)	6,045,000	5,841,326
Pacific Life Global Funding 5.15% 4/15/13 (b)	3,690,000	3,466,969
Principal Life Global Funding I 6.25% 2/15/12 (b)	2,310,000	2,295,569
Prudential Financial, Inc.:
5.4% 6/13/35	1,651,000	986,022
5.5% 3/15/16	1,552,000	1,250,524
8.875% 6/15/68 (h)	7,265,000	4,000,109
Symetra Financial Corp. 6.125% 4/1/16 (b)	6,355,000	5,232,230
The Chubb Corp.:
5.75% 5/15/18	1,895,000	1,819,516
6.5% 5/15/38	1,595,000	1,522,675
		38,257,571
Real Estate Investment Trusts - 2.0%
AMB Property LP 5.9% 8/15/13	2,575,000	1,683,272
Arden Realty LP 5.25% 3/1/15	625,000	487,500
AvalonBay Communities, Inc. 6.625% 9/15/11	1,822,000	1,489,848
Brandywine Operating Partnership LP:
4.5% 11/1/09	1,295,000	1,214,434
5.625% 12/15/10	2,260,000	1,906,814
5.7% 5/1/17	5,000,000	2,643,315
5.75% 4/1/12	1,356,000	772,920
Camden Property Trust 5.375% 12/15/13	2,985,000	1,999,950
Colonial Properties Trust:
4.75% 2/1/10	1,855,000	1,731,405
4.8% 4/1/11	930,000	809,100
5.5% 10/1/15	6,290,000	3,543,622
Developers Diversified Realty Corp.:
3.875% 1/30/09	1,010,000	987,230
4.625% 8/1/10	225,000	112,500
5% 5/3/10	2,435,000	1,314,900
5.25% 4/15/11	2,335,000	1,233,055
5.375% 10/15/12	1,240,000	620,000

	Principal Amount	Value
Duke Realty LP:
4.625% 5/15/13	$ 925,000	$ 518,000
5.4% 8/15/14	2,175,000	1,255,699
5.5% 3/1/16	1,270,000	643,259
5.625% 8/15/11	3,500,000	2,975,000
5.95% 2/15/17	695,000	347,225
6.25% 5/15/13	2,800,000	1,596,000
6.5% 1/15/18	2,445,000	1,222,500
6.95% 3/15/11	1,535,000	1,270,473
Equity One, Inc. 6% 9/15/17	2,390,000	1,434,000
Federal Realty Investment Trust 5.4% 12/1/13	1,390,000	945,200
Hospitality Properties Trust 5.625% 3/15/17	4,210,000	1,941,395
HRPT Properties Trust:
5.75% 11/1/15	670,000	356,506
6.25% 6/15/17	4,455,000	2,273,681
Liberty Property LP:
5.5% 12/15/16	2,275,000	1,433,250
6.625% 10/1/17	2,290,000	1,514,354
Mack-Cali Realty LP:
5.05% 4/15/10	1,735,000	1,529,959
7.25% 3/15/09	1,085,000	1,071,939
Reckson Operating Partnership LP:
5.15% 1/15/11	795,000	437,250
6% 3/31/16	3,099,000	1,549,500
Simon Property Group LP:
4.6% 6/15/10	2,965,000	2,642,731
4.875% 8/15/10	4,120,000	3,645,005
5% 3/1/12	2,060,000	1,512,040
5.1% 6/15/15	2,220,000	1,465,200
5.375% 6/1/11	2,020,000	1,707,163
7.75% 1/20/11	595,000	540,386
UDR, Inc. 5.5% 4/1/14	2,690,000	1,829,200
United Dominion Realty Trust, Inc. 5.25% 1/15/15	890,000	575,591
Washington (REIT) 5.95% 6/15/11	3,015,000	2,172,356
		62,954,727
Real Estate Management & Development - 0.3%
ERP Operating LP:
5.375% 8/1/16	830,000	584,903
5.5% 10/1/12	2,785,000	2,170,047
5.75% 6/15/17	2,375,000	1,639,344
Post Apartment Homes LP 6.3% 6/1/13	2,655,000	2,138,223
Regency Centers LP:
5.875% 6/15/17	1,815,000	1,089,000
6.75% 1/15/12	2,035,000	1,566,950
		9,188,467
Thrifts & Mortgage Finance - 0.2%
Capmark Financial Group, Inc.:
3.0375% 5/10/10 (h)	138,000	70,447
5.875% 5/10/12	3,610,000	1,230,978
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Capmark Financial Group, Inc.: - continued
6.3% 5/10/17	$ 1,400,000	$ 385,094
Credit Suisse First Boston New York Branch 5% 5/15/13	2,403,000	2,312,722
Independence Community Bank Corp.:
3.585% 6/20/13 (h)	896,000	611,520
3.75% 4/1/14 (h)	4,690,000	3,095,400
		7,706,161
TOTAL FINANCIALS		389,765,684
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
AstraZeneca PLC:
5.9% 9/15/17	1,990,000	2,114,839
6.45% 9/15/37	1,485,000	1,687,970
Teva Pharmaceutical Finance LLC 5.55% 2/1/16	2,940,000	2,897,726
		6,700,535
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (b)	3,465,000	3,444,612
Bombardier, Inc.:
6.3% 5/1/14 (b)	4,515,000	3,713,588
7.45% 5/1/34 (b)	420,000	266,700
		7,424,900
Airlines - 0.9%
American Airlines, Inc. 7.25% 2/5/09	307,000	304,698
American Airlines, Inc. pass-thru trust certificates:
6.855% 10/15/10	75,288	73,782
6.978% 10/1/12	383,031	333,237
7.024% 4/15/11	2,180,000	2,049,200
7.858% 4/1/13	3,480,000	2,644,800
Continental Airlines, Inc.:
6.648% 9/15/17	1,680,234	1,226,571
6.795% 2/2/20	3,500,131	2,170,081
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	2,860,904	1,816,674
7.57% 11/18/10	5,885,000	4,943,400
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	3,024,000	1,632,960

	Principal Amount	Value
Southwest Airlines Co. pass-thru trust certificates 6.15% 8/1/22	$ 2,320,181	$ 1,791,277
U.S. Airways pass-thru trust certificates:
6.85% 7/30/19	1,526,280	1,068,396
8.36% 7/20/20	5,415,799	4,007,691
United Air Lines, Inc. pass-thru trust certificates:
Class 1A, 6.636% 1/2/24	1,722,140	1,067,727
6.071% 9/1/14	241,914	227,399
6.201% 3/1/10	102,912	95,708
6.602% 9/1/13	311,860	290,029
7.032% 4/1/12	735,227	676,409
7.186% 10/1/12	1,826,310	1,680,206
		28,100,245
Building Products - 0.0%
Masco Corp. 2.3988% 3/12/10 (h)	941,000	735,646
Industrial Conglomerates - 0.7%
Covidien International Finance SA:
5.45% 10/15/12	2,155,000	2,108,392
6.55% 10/15/37	1,865,000	1,892,212
General Electric Co. 5.25% 12/6/17	7,130,000	7,108,232
Hutchison Whampoa International (03/13) Ltd. 6.5% 2/13/13 (b)	6,485,000	6,359,898
Hutchison Whampoa International (03/33) Ltd. 5.45% 11/24/10 (b)	3,600,000	3,627,648
		21,096,382
Road & Rail - 0.0%
CSX Corp. 6.25% 4/1/15	865,000	849,093
TOTAL INDUSTRIALS		58,206,266
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 7.125% 10/1/37	1,225,000	926,793
Semiconductors & Semiconductor Equipment - 0.2%
Chartered Semiconductor Manufacturing Ltd. 5.75% 8/3/10	195,000	148,267
National Semiconductor Corp.:
2.2463% 6/15/10 (h)	1,092,000	925,627
6.15% 6/15/12	5,265,000	4,715,560
		5,789,454
TOTAL INFORMATION TECHNOLOGY		6,716,247
MATERIALS - 0.7%
Metals & Mining - 0.6%
Nucor Corp.:
5.85% 6/1/18	3,180,000	3,085,967
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.: - continued
6.4% 12/1/37	$ 2,550,000	$ 2,443,209
Rio Tinto Finance Ltd.:
5.875% 7/15/13	7,725,000	6,153,063
6.5% 7/15/18	2,796,000	2,049,946
7.125% 7/15/28	3,500,000	2,470,878
United States Steel Corp. 6.65% 6/1/37	2,270,000	1,158,474
Vale Overseas Ltd. 6.25% 1/23/17	3,115,000	2,936,822
		20,298,359
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	1,900,000	1,899,344
TOTAL MATERIALS		22,197,703
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.0%
AT&T Broadband Corp. 8.375% 3/15/13	2,150,000	2,224,227
AT&T, Inc.:
6.3% 1/15/38	364,000	384,788
6.8% 5/15/36	10,939,000	12,368,705
BellSouth Capital Funding Corp. 7.875% 2/15/30	620,000	710,272
British Telecommunications PLC 9.125% 12/15/30	2,250,000	2,391,620
Deutsche Telekom International Financial BV 5.25% 7/22/13	2,500,000	2,416,965
SBC Communications, Inc.:
6.15% 9/15/34	825,000	847,927
6.45% 6/15/34	3,975,000	4,160,295
Sprint Capital Corp. 6.875% 11/15/28	7,050,000	4,194,750
Telecom Italia Capital SA:
4.95% 9/30/14	2,000,000	1,522,500
6.999% 6/4/18	3,792,000	3,076,260
7.2% 7/18/36	3,620,000	2,787,400
Telefonica Emisiones SAU:
1.825% 6/19/09 (h)	1,654,000	1,601,254
5.855% 2/4/13	1,438,000	1,397,806
6.221% 7/3/17	2,885,000	2,842,293
7.045% 6/20/36	4,335,000	4,731,787
Verizon Communications, Inc.:
6.1% 4/15/18	2,190,000	2,182,096
6.25% 4/1/37	1,380,000	1,429,001
6.4% 2/15/38	2,893,000	3,077,290
6.9% 4/15/38	2,420,000	2,723,115

	Principal Amount	Value
Verizon Global Funding Corp. 7.75% 12/1/30	$ 5,043,000	$ 5,592,173
Verizon New York, Inc. 6.875% 4/1/12	1,095,000	1,089,471
		63,751,995
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV 4.125% 3/1/09	1,755,000	1,762,636
AT&T Wireless Services, Inc.:
7.875% 3/1/11	740,000	766,080
8.125% 5/1/12	1,130,000	1,211,777
Sprint Nextel Corp. 6% 12/1/16	2,260,000	1,593,300
Vodafone Group PLC 5% 12/16/13	2,775,000	2,669,475
		8,003,268
TOTAL TELECOMMUNICATION SERVICES		71,755,263
UTILITIES - 4.4%
Electric Utilities - 2.6%
Alabama Power Co. 4.85% 12/15/12	4,095,000	4,095,315
AmerenUE 6.4% 6/15/17	6,509,000	5,933,949
Cleveland Electric Illuminating Co. 5.65% 12/15/13	4,845,000	4,378,785
Commonwealth Edison Co.:
5.4% 12/15/11	2,394,000	2,330,806
5.8% 3/15/18	4,010,000	3,624,270
6.15% 9/15/17	2,890,000	2,687,261
Duke Energy Carolinas LLC:
5.25% 1/15/18	1,890,000	1,930,841
6.05% 4/15/38	1,742,000	1,910,991
EDP Finance BV 6% 2/2/18 (b)	2,864,000	2,377,538
Enel Finance International SA:
6.25% 9/15/17 (b)	1,455,000	1,228,685
6.8% 9/15/37 (b)	4,424,000	3,396,747
Exelon Corp.:
4.9% 6/15/15	5,075,000	4,160,637
6.75% 5/1/11	2,425,000	2,366,720
FirstEnergy Corp. 6.45% 11/15/11	2,980,000	2,816,863
FPL Group Capital, Inc. 7.875% 12/15/15	6,583,000	7,128,810
Illinois Power Co. 6.125% 11/15/17	1,465,000	1,314,278
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,046,832
Ohio Power Co. 4.3875% 4/5/10 (h)	1,167,000	1,091,942
Oncor Electric Delivery Co. 6.375% 5/1/12	1,885,000	1,812,946
Oncor Electric Delivery Co. LLC 6.8% 9/1/18 (b)	7,178,000	6,883,666
Pennsylvania Electric Co. 6.05% 9/1/17	2,905,000	2,605,901
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
PPL Capital Funding, Inc. 6.7% 3/30/67 (h)	$ 6,230,000	$ 2,741,200
Progress Energy, Inc.:
5.625% 1/15/16	2,000,000	1,828,632
7.1% 3/1/11	3,932,000	3,897,119
Southern California Edison Co. 5.95% 2/1/38	1,890,000	2,045,358
West Penn Power Co. 5.95% 12/15/17 (b)	3,275,000	2,759,030
		80,395,122
Gas Utilities - 0.0%
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	180,493
Independent Power Producers & Energy Traders - 0.6%
Constellation Energy Group, Inc. 7% 4/1/12	5,735,000	5,224,321
Exelon Generation Co. LLC 6.2% 10/1/17	6,685,000	5,749,180
PPL Energy Supply LLC:
5.7% 10/15/35	4,175,000	3,440,363
6.2% 5/15/16	2,715,000	2,247,887
6.5% 5/1/18	2,640,000	2,142,817
TXU Corp. 5.55% 11/15/14	980,000	441,000
		19,245,568
Multi-Utilities - 1.2%
Dominion Resources, Inc.:
4.75% 12/15/10	3,540,000	3,500,306
6.25% 6/30/12	1,938,000	1,944,145
6.3% 9/30/66 (h)	9,255,000	4,442,400
DTE Energy Co. 7.05% 6/1/11	3,500,000	3,462,060
MidAmerican Energy Holdings, Co.:
5.75% 4/1/18	1,800,000	1,755,817
5.875% 10/1/12	2,880,000	2,872,835
6.5% 9/15/37	3,280,000	3,201,756
National Grid PLC 6.3% 8/1/16	7,820,000	6,813,988
NiSource Finance Corp.:
2.7231% 11/23/09 (h)	412,000	371,233
5.4% 7/15/14	3,885,000	2,658,342
5.45% 9/15/20	2,135,000	1,143,487
6.4% 3/15/18	3,220,000	2,009,528
7.875% 11/15/10	925,000	846,458

	Principal Amount	Value
Wisconsin Energy Corp. 6.25% 5/15/67 (h)	$ 2,740,000	$ 1,356,300
WPS Resources Corp. 6.11% 12/1/66 (h)	2,330,000	1,118,400
		37,497,055
TOTAL UTILITIES		137,318,238
TOTAL NONCONVERTIBLE BONDS (Cost $1,105,407,014)		952,769,653
U.S. Government and Government Agency Obligations - 15.6%

U.S. Government Agency Obligations - 2.4%
Fannie Mae:
3.625% 2/12/13	4,230,000	4,476,689
4.75% 11/19/12	4,110,000	4,522,747
5% 2/16/12	20,940,000	22,975,106
Federal Home Loan Bank 3.625% 5/29/13	2,940,000	3,081,726
Freddie Mac:
4% 6/12/13	17,620,000	18,751,733
5.75% 1/15/12	15,975,000	17,855,689
Tennessee Valley Authority 5.375% 4/1/56	2,375,000	3,008,389
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	1,210,000	1,213,229
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		75,885,308
U.S. Treasury Inflation Protected Obligations - 7.4%
U.S. Treasury Inflation-Indexed Notes:
1.625% 1/15/18	18,924,396	17,942,678
2% 1/15/14 (e)	181,849,303	172,245,573
2% 7/15/14	5,746,650	5,434,158
2.625% 7/15/17	35,749,260	36,669,158
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		232,291,567
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - 5.8%
U.S. Treasury Notes:
3.375% 6/30/13 (e)	$ 126,309,000	$ 137,716,218
4.25% 8/15/14	40,000,000	45,975,000
TOTAL U.S. TREASURY OBLIGATIONS		183,691,218
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $486,653,948)		491,868,093
U.S. Government Agency - Mortgage Securities - 38.1%

Fannie Mae - 32.8%
3.78% 6/1/34 (h)	1,064,436	1,051,546
3.915% 7/1/35 (h)	714,513	701,559
3.927% 5/1/34 (h)	2,314,121	2,290,093
3.95% 6/1/33 (h)	133,378	130,837
3.987% 10/1/33 (h)	1,612,768	1,606,836
4% 8/1/18 to 6/1/19	2,960,537	3,003,726
4.092% 4/1/34 (h)	3,381,026	3,342,178
4.171% 1/1/35 (h)	429,523	430,710
4.212% 8/1/33 (h)	265,080	261,327
4.238% 1/1/35 (h)	220,482	217,397
4.303% 3/1/33 (h)	114,005	114,736
4.324% 7/1/35 (h)	665,165	674,376
4.331% 1/1/35 (h)	246,317	247,813
4.353% 9/1/33 (h)	1,467,951	1,451,471
4.361% 5/1/35 (h)	2,650,139	2,698,469
4.387% 2/1/35 (h)	386,792	389,511
4.398% 2/1/34 (h)	338,480	339,350
4.426% 5/1/35 (h)	133,526	135,598
4.431% 2/1/35 (h)	731,011	726,383
4.432% 8/1/34 (h)	545,304	547,344
4.432% 3/1/35 (h)	334,181	336,183
4.435% 6/1/35 (h)	847,741	863,145
4.446% 7/1/35 (h)	2,343,608	2,364,932
4.478% 3/1/35 (h)	754,977	755,236
4.487% 7/1/33 (h)	1,117,973	1,119,062
4.499% 7/1/35 (h)	80,805	80,750
4.5% 4/1/18 to 10/1/35	98,631,065	100,790,314
4.5% 3/1/35 (h)	711,133	716,560
4.501% 2/1/35 (h)	2,602,839	2,607,852
4.542% 3/1/35 (h)	1,154,737	1,147,103
4.546% 11/1/34 (h)	613,556	613,036
4.547% 5/1/35 (h)	500,169	500,549
4.548% 10/1/33 (h)	164,410	163,770
4.559% 2/1/35 (h)	2,298,283	2,317,464
4.566% 9/1/34 (h)	611,385	613,966

	Principal Amount	Value
4.58% 7/1/35 (h)	$ 207,569	$ 208,607
4.584% 2/1/35 (h)	577,000	581,087
4.64% 4/1/33 (h)	27,614	27,887
4.644% 2/1/35 (h)	7,106,830	7,135,279
4.653% 11/1/34 (h)	728,643	732,562
4.665% 10/1/33 (h)	70,281	70,036
4.684% 12/1/34 (h)	463,791	464,703
4.694% 10/1/34 (h)	745,729	744,800
4.744% 12/1/34 (h)	191,254	191,630
4.765% 1/1/34 (h)	58,097	58,496
4.776% 4/1/35 (h)	71,792	73,021
4.806% 11/1/34 (h)	552,364	554,162
4.821% 8/1/34 (h)	130,366	129,434
4.843% 8/1/33 (h)	209,342	209,778
4.856% 10/1/34 (h)	2,467,835	2,469,617
4.891% 10/1/35 (h)	41,801	42,652
4.973% 7/1/34 (h)	87,111	87,251
4.98% 5/1/35 (h)	2,762,898	2,757,884
4.987% 12/1/28 (h)	3,453,824	3,479,728
5% 10/1/17 to 7/1/37	115,604,751	118,610,064
5% 1/20/24 (c)	27,000,000	27,728,676
5.058% 9/1/34 (h)	1,509,643	1,512,657
5.093% 10/1/33 (h)	3,523,868	3,594,687
5.121% 3/1/35 (h)	33,347	33,436
5.151% 5/1/35 (h)	141,754	145,230
5.157% 6/1/35 (h)	764,456	764,468
5.161% 10/1/18 (h)	95,957	96,619
5.192% 5/1/35 (h)	2,490,650	2,517,893
5.228% 5/1/36 (h)	979,018	984,963
5.26% 8/1/36 (h)	2,902,713	2,890,029
5.279% 3/1/35 (h)	132,339	131,139
5.292% 12/1/35 (h)	1,300,358	1,322,531
5.301% 2/1/36 (h)	2,690,371	2,733,688
5.445% 10/1/35 (h)	1,179,912	1,194,066
5.456% 2/1/36 (h)	3,942,149	4,005,937
5.5% 6/1/09 to 8/1/37	294,398,513	302,785,191
5.5% 1/13/39 (c)	100,000,000	102,566,080
5.555% 9/1/36 (h)	1,476,889	1,494,532
5.56% 4/1/36 (h)	2,990,245	3,033,535
5.574% 1/1/36 (h)	1,198,628	1,218,728
5.604% 7/1/37 (h)	737,149	753,779
5.654% 9/1/35 (h)	1,072,513	1,106,029
5.779% 2/1/36 (h)	683,699	697,258
5.799% 1/1/36 (h)	739,225	758,628
6% 6/1/14 to 5/1/37	168,815,205	174,963,063
6.027% 4/1/36 (h)	565,521	578,038
6.052% 3/1/33 (h)	72,316	72,886
6.066% 1/1/35 (h)	152,543	154,732
6.217% 2/1/35 (h)	120,548	122,248
6.243% 6/1/36 (h)	270,503	272,768
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
6.25% 7/1/35 (h)	$ 2,982,391	$ 3,055,087
6.328% 4/1/36 (h)	585,002	599,627
6.5% 6/1/11 to 7/1/34	34,014,737	35,493,145
6.5% 1/13/39 (c)	30,000,000	31,173,699
6.5% 1/13/39 (c)	30,000,000	31,173,699
6.5% 1/13/39 (c)	15,000,000	15,586,850
7% 3/1/15 to 8/1/32	2,935,444	3,085,321
7.5% 7/1/16 to 11/1/31	2,318,842	2,438,276
8% 1/1/30 to 5/1/30	64,059	67,914
8.5% 3/1/25 to 6/1/25	1,198	1,285
TOTAL FANNIE MAE		1,036,888,277
Freddie Mac - 4.1%
3.994% 7/1/33 (h)	4,587,524	4,509,624
4% 2/1/20	3,013,051	3,053,813
4.275% 6/1/35 (h)	287,140	292,320
4.316% 12/1/34 (h)	276,124	277,670
4.327% 3/1/35 (h)	461,894	464,155
4.362% 2/1/35 (h)	610,030	611,913
4.407% 3/1/35 (h)	357,425	358,940
4.449% 2/1/34 (h)	203,354	200,260
4.455% 3/1/35 (h)	282,370	283,563
4.527% 2/1/35 (h)	563,981	567,343
4.767% 10/1/34 (h)	865,766	874,393
4.812% 9/1/34 (h)	408,500	412,032
5% 1/13/39 (c)	10,000,000	10,202,207
5.097% 3/1/36 (h)	513,200	512,147
5.141% 4/1/35 (h)	1,380,399	1,394,609
5.364% 3/1/35 (h)	189,418	187,037
5.406% 11/1/35 (h)	753,228	763,940
5.5% 1/13/39 (c)(d)	1,000,000	1,023,864
5.5% 2/12/39 (c)	1,000,000	1,020,661
5.527% 1/1/36 (h)	1,766,637	1,792,243
5.577% 2/1/35 (h)	375,045	371,883
5.707% 10/1/35 (h)	489,842	496,986
5.842% 1/1/35 (h)	397,267	392,133
5.86% 6/1/36 (h)	671,135	685,053
5.99% 7/1/37 (h)	3,314,123	3,397,297
6% 4/1/32 to 11/1/37	80,974,795	83,701,176
6% 1/13/39 (c)	1,000,000	1,030,549
6% 1/13/39 (c)	1,000,000	1,030,549
6.012% 6/1/36 (h)	618,967	632,326
6.043% 4/1/36 (h)	1,035,053	1,056,698
6.097% 6/1/36 (h)	625,583	640,417
6.399% 3/1/33 (h)	47,557	48,300
6.436% 10/1/36 (h)	3,115,405	3,199,371
6.624% 7/1/36 (h)	4,435,268	4,573,870
6.713% 8/1/36 (h)	554,469	569,900
7.5% 5/1/17 to 11/1/31	265,214	279,775

	Principal Amount	Value
8% 7/1/17 to 5/1/27	$ 37,953	$ 40,434
8.5% 3/1/20 to 1/1/28	171,651	184,182
TOTAL FREDDIE MAC		131,133,633
Government National Mortgage Association - 1.2%
3.75% 1/20/34 (h)	1,310,184	1,264,423
4.25% 7/20/34 (h)	310,514	303,496
4.5% 2/20/37 (h)	5,636,046	5,680,357
6% 2/15/09 to 11/15/34	11,628,387	12,053,365
6.5% 1/15/09 to 11/15/35	11,319,704	11,870,051
7% 1/15/28 to 7/15/32	4,719,134	4,957,848
7.5% 4/15/22 to 10/15/28	1,131,983	1,192,369
8% 2/15/17 to 9/15/30	116,854	126,839
8.5% 12/15/16 to 3/15/30	33,855	37,170
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		37,485,918
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,177,636,529)		1,205,507,828
Asset-Backed Securities - 4.1%

Accredited Mortgage Loan Trust:
Series 2004-4 Class A2D, 0.8213% 1/25/35 (h)	35,616	27,975
Series 2005-1 Class M1, 0.9413% 4/25/35 (h)	657,000	465,395
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-HS1:
Class M1, 1.5963% 6/25/33 (h)	1,082	752
Class M2, 3.0963% 6/25/33 (h)	44,000	28,819
Series 2004-HE1 Class M1, 0.9713% 2/25/34 (h)	109,291	93,709
Series 2004-OP1 Class M1, 0.9913% 4/25/34 (h)	218,634	136,013
Series 2005-HE2 Class M2, 0.9213% 4/25/35 (h)	92,000	57,586
Series 2005-SD1 Class A1, 0.8713% 11/25/50 (h)	97,155	75,038
Advanta Business Card Master Trust:
Series 2006-A6 Class A6, 0.5375% 9/20/13 (h)	1,940,000	1,493,800
Series 2006-A7 Class A7, 0.5275% 10/20/12 (h)	2,080,000	1,601,600
Series 2006-C1 Class C1, 0.9875% 10/20/14 (h)	419,000	83,800
Series 2007-A1 Class A, 0.5575% 1/20/15 (h)	1,420,000	1,065,000
Asset-Backed Securities - continued
	Principal Amount	Value
Advanta Business Card Master Trust: - continued
Series 2007-A4 Class A4, 0.5375% 4/22/13 (h)	$ 1,536,000	$ 1,182,720
Series 2007-B1 Class B, 0.7575% 12/22/14 (h)	887,000	443,500
Airspeed Ltd. Series 2007-1A Class C1, 3.695% 6/15/32 (b)(h)	2,888,381	1,155,352
ALG Student Loan Trust I Series 2006-1 Class A1, 3.5263% 10/28/18 (b)(h)	401,897	391,284
American Express Credit Account Master Trust Series 2004-C Class C, 1.695% 2/15/12 (b)(h)	87,400	73,074
AmeriCredit Automobile Receivables Trust:
Series 2005-1 Class C, 4.73% 7/6/10	292,834	288,030
Series 2006-1:
Class A3, 5.11% 10/6/10	3,660	3,658
Class B1, 5.2% 3/6/11	305,000	298,484
Class C1, 5.28% 11/6/11	1,850,000	1,648,804
Series 2008-AF Class A3, 6.07% 12/12/12	5,225,000	4,136,868
Ameriquest Mortgage Securities, Inc.:
Series 2003-10 Class M1, 1.1713% 12/25/33 (h)	60,333	39,197
Series 2004-R10 Class M1, 1.1713% 11/25/34 (h)	239,000	147,247
Series 2004-R11 Class M1, 1.1313% 11/25/34 (h)	227,000	148,458
Series 2004-R2:
Class M1, 0.9013% 4/25/34 (h)	90,000	59,432
Class M3, 1.0213% 4/25/34 (h)	60,223	31,128
Series 2005-R1 Class M1, 0.9213% 3/25/35 (h)	332,000	218,287
Series 2005-R10 Class A2B, 0.6913% 12/25/35 (h)	318,803	248,666
Series 2005-R2 Class M1, 0.9213% 4/25/35 (h)	727,000	476,976
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 0.8013% 6/25/32 (h)	63,571	47,162
Argent Securities, Inc.:
Series 2003-W7 Class A2, 1.785% 3/1/34 (h)	16,878	12,425
Series 2004-W11 Class M2, 1.1713% 11/25/34 (h)	198,000	109,339
Series 2004-W5 Class M1, 1.0713% 4/25/34 (h)	2,679,000	1,835,343
Series 2004-W7:
Class M1, 1.0213% 5/25/34 (h)	209,000	104,911

	Principal Amount	Value
Class M2, 1.0713% 5/25/34 (h)	$ 183,000	$ 121,525
Series 2006-W4 Class A2C, 0.6313% 5/25/36 (h)	547,000	294,468
Asset Backed Funding Certificates Series 2005-HE1 Class M1, 0.8913% 12/25/34 (h)	505,174	291,336
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE3 Class M1, 2.44% 6/15/33 (h)	87,589	49,853
Series 2003-HE6 Class M1, 1.1213% 11/25/33 (h)	189,000	113,653
Series 2004-HE2 Class M1, 1.0213% 4/25/34 (h)	940,000	559,294
Series 2004-HE3:
Class M1, 1.0113% 6/25/34 (h)	83,000	48,621
Class M2, 1.5913% 6/25/34 (h)	154,879	96,756
Series 2004-HE6 Class A2, 0.8313% 6/25/34 (h)	146,710	107,854
Bank of America Credit Card Master Trust Series 2006-HE7 Class B4, 1.275% 3/15/12 (h)	1,209,000	997,060
Bayview Financial Acquisition Trust Series 2004-C Class A1, 1.1013% 5/28/44 (h)	119,167	80,333
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 1.1463% 2/28/44 (h)	231,216	157,480
Bear Stearns Asset Backed Securities I Trust:
Series 2005-3 Class A1, 0.9213% 9/25/35 (h)	40,052	36,053
Series 2005-FR1 Class M1, 0.9713% 6/25/35 (h)	341,000	252,322
Series 2005-HE2 Class M1, 0.9713% 2/25/35 (h)	537,219	324,780
Brazos Higher Education Authority, Inc. Series 2006-2 Class A9, 1.4763% 12/26/24 (h)	809,141	718,153
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 1.57% 6/15/10 (h)	337,000	329,365
Series 2006-1:
Class B, 5.26% 10/15/10	945,000	903,804
Class C, 5.55% 1/18/11	5,965,000	5,657,246
Class D, 7.16% 1/15/13 (b)	645,000	451,500
Series 2007-SN1:
Class B, 5.52% 3/15/11	1,140,000	741,000
Class C, 5.73% 3/15/11	660,000	462,000
Class D, 6.05% 1/17/12	1,630,000	978,000
Capital One Auto Finance Trust Series 2006-C Class A3B, 1.205% 7/15/11 (h)	175,415	164,425
Asset-Backed Securities - continued
	Principal Amount	Value
Capital One Multi-Asset Execution Trust:
Series 2004-6 Class B, 4.15% 7/16/12	$ 4,465,000	$ 3,936,875
Series 2007-C3 Class C3, 1.485% 4/15/13 (b)(h)	1,024,000	623,795
CarMax Auto Owner Trust Series 2007-2 Class C, 5.61% 11/15/13	4,260,000	3,221,838
Carrington Mortgage Loan Trust:
Series 2006-FRE1 Class M1, 0.7713% 7/25/36 (h)	402,000	14,597
Series 2006-NC3 Class M10, 2.4713% 8/25/36 (b)(h)	255,000	1,575
Series 2007-RFC1 Class A3, 0.6113% 12/25/36 (h)	635,000	279,400
Cendant Timeshare Receivables Funding LLC:
Series 2005 1A Class 2A2, 0.6875% 5/20/17 (b)(h)	102,474	73,884
Series 2005-1A Class A1, 4.67% 5/20/17 (b)	437,913	365,042
Chase Issuance Trust:
Series 2004-3 Class C, 1.665% 6/15/12 (h)	187,000	164,787
Series 2008-9 Class A, 4.26% 5/15/13	2,000,000	1,870,312
CIT Equipment Collateral Trust:
Series 2006-VT1 Class A3, 5.13% 12/21/09	167,286	167,244
Series 2006-VT2 Class D, 5.46% 4/20/14	144,167	79,292
Citibank Credit Card Issuance Trust:
Series 2006-B2 Class B2, 5.15% 3/7/11	2,270,000	2,212,542
Series 2007-B6 Class B6, 5% 11/8/12	7,680,000	5,764,454
Citigroup Mortgage Loan Trust:
Series 2003-HE4 Class A, 0.8813% 12/25/33 (b)(h)	140,354	116,844
Series 2007-AMC4 Class M1, 0.7413% 5/25/37 (h)	270,000	11,726
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	585,650	584,352
CNH Wholesale Master Note Trust Series 2006-1A:
Class A, 1.255% 7/15/12 (b)(h)	461,000	447,645
Class B, 1.475% 7/15/12 (b)(h)	461,000	422,128
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 0.9013% 5/25/33 (h)	18,449	12,411
Series 2004-3:
Class 3A4, 0.7213% 8/25/34 (h)	69,913	53,450

	Principal Amount	Value
Class M1, 0.9713% 6/25/34 (h)	$ 233,000	$ 152,171
Class M4, 1.4413% 4/25/34 (h)	56,336	26,591
Series 2004-4:
Class A, 0.8413% 8/25/34 (h)	15,468	9,544
Class M2, 1.0013% 6/25/34 (h)	207,174	138,909
Series 2005-1:
Class M1, 0.8913% 8/25/35 (h)	180,000	113,354
Class MV2, 0.9113% 7/25/35 (h)	498,000	357,858
Series 2005-3 Class MV1, 0.8913% 8/25/35 (h)	873,000	543,766
Series 2005-AB1 Class A2, 0.6813% 8/25/35 (h)	185,808	152,595
CPS Auto Receivables Trust Series 2004-D Class A2, 3.86% 12/15/11 (b)	62,161	55,566
Credit-Based Asset Servicing and Securitization Mortgage Loan Certificates Series 2006-SC1 Class A, 0.7413% 5/25/36 (b)(h)	387,750	199,691
Credit-Based Asset Servicing and Securitization Trust Series 2006-CB7 Class A2, 0.5313% 10/25/36 (h)	188,994	165,127
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (b)	2,052,000	1,580,040
Class C, 5.074% 6/15/35 (b)	1,862,000	1,396,500
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (b)	840,000	541,565
DT Auto Owner Trust sequential payer Series 2007-A Class A2, 5.53% 8/15/10 (b)	121,563	120,347
Discover Card Master Trust I:
Series 2006-1 Class B1, 1.345% 8/16/11 (h)	749,000	721,147
Series 2006-2 Class B1, 1.315% 1/17/12 (h)	1,024,000	879,411
Series 2007-1 Class B, 1.295% 8/15/12 (h)	1,024,000	762,198
Fannie Mae subordinate REMIC pass-thru certificates Series 2004-T5 Class AB3, 3.5349% 5/28/35 (h)	13,702	7,668
Fieldstone Mortgage Investment Corp.:
Series 2004-3 Class M5, 2.6463% 8/25/34 (h)	102,000	53,960
Series 2006-3 Class 2A3, 0.6313% 11/25/36 (h)	1,585,000	610,225
First Franklin Mortgage Loan Trust:
Series 2004-FF2 Class M3, 1.2963% 3/25/34 (h)	8,633	5,263
Asset-Backed Securities - continued
	Principal Amount	Value
First Franklin Mortgage Loan Trust: - continued
Series 2006-FF12 Class A2, 0.5113% 9/25/36 (h)	$ 221,232	$ 201,822
First Investors Auto Owner Trust Series 2006-A Class A3, 4.93% 2/15/11 (b)	90,880	88,821
Ford Credit Auto Owner Trust:
Series 2006-A Class A3, 5.05% 11/15/09	206,420	206,007
Series 2006-B Class D, 7.26% 2/15/13 (b)	1,025,000	512,500
Ford Credit Floorplan Master Owner Trust:
Series 2006-3 Class B, 1.645% 6/15/11 (h)	713,000	499,100
Series 2006-4 Class B, 1.745% 6/15/13 (h)	272,000	190,400
Fremont Home Loan Trust:
Series 2004-A Class M1, 1.2963% 1/25/34 (h)	433,037	302,375
Series 2005-A:
Class M1, 0.9013% 1/25/35 (h)	44,817	27,671
Class M2, 0.9313% 1/25/35 (h)	618,000	371,105
Class M3, 0.9613% 1/25/35 (h)	334,000	207,587
Class M4, 1.1513% 1/25/35 (h)	128,000	52,477
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 2.5375% 9/25/30 (b)(h)	829,000	564,300
GE Business Loan Trust Series 2003-1 Class A, 1.625% 4/15/31 (b)(h)	127,335	78,948
GE Capital Credit Card Master Note Trust:
Series 2006-1:
Class B, 1.305% 9/17/12 (h)	313,000	219,100
Class C, 1.435% 9/17/12 (h)	244,000	158,600
Series 2007-1 Class C, 1.465% 3/15/13 (h)	1,671,000	1,032,926
GSAMP Trust:
Series 2002-HE Class M1, 2.3825% 11/20/32 (h)	223,641	103,377
Series 2003-FM1 Class M1, 1.7375% 3/20/33 (h)	429,915	258,638
Series 2004-AR1:
Class B4, 5% 6/25/34 (b)(h)	270,974	22,288
Class M1, 1.1213% 6/25/34 (h)	772,000	440,834
Series 2004-FM2 Class M1, 1.2213% 1/25/34 (h)	373,450	221,536
Series 2004-HE1 Class M1, 1.0213% 5/25/34 (h)	201,734	120,640

	Principal Amount	Value
Series 2007-HE1 Class M1, 0.7213% 3/25/47 (h)	$ 289,000	$ 14,516
GSR Mortgage Loan Trust:
Series 2004-OPT Class A1, 0.8113% 11/25/34 (h)	5,588	3,685
Series 2005-MTR1 Class A1, 0.6113% 10/25/35 (h)	157,668	146,360
Guggenheim Structured Real Estate Funding Ltd.:
Series 2005-1 Class C, 1.5513% 5/25/30 (b)(h)	232,504	104,627
Series 2006-3 Class C, 1.0213% 9/25/46 (b)(h)	538,000	64,560
Helios Finance L.P. Series 2007-S1 Class B1, 1.2057% 10/20/14 (b)(h)	1,241,000	635,648
Home Equity Asset Trust:
Series 2002-3 Class A5, 1.3513% 2/25/33 (h)	141	89
Series 2003-3 Class M1, 1.7613% 8/25/33 (h)	363,008	232,284
Series 2003-4 Class M1, 1.6713% 10/25/33 (h)	104,557	69,503
Series 2003-5:
Class A2, 1.1713% 12/25/33 (h)	11,595	8,087
Class M1, 1.5213% 12/25/33 (h)	124,181	86,340
Series 2003-7 Class A2, 1.2313% 3/25/34 (h)	584	331
Series 2003-8 Class M1, 1.5513% 4/25/34 (h)	183,339	105,611
Series 2004-3 Class M2, 2.1713% 8/25/34 (h)	125,439	76,305
Series 2004-7 Class A3, 0.8613% 1/25/35 (h)	216	142
Series 2005-1 Class M1, 0.9013% 5/25/35 (h)	514,483	389,520
Series 2005-3 Class M1, 0.8813% 8/25/35 (h)	366,728	331,935
Series 2005-5 Class 2A2, 0.7213% 11/25/35 (h)	159,720	125,677
Series 2006-1 Class 2A3, 0.6963% 4/25/36 (h)	1,488,088	1,130,947
Honda Auto Receivables Owner Trust Series 2008-1 Class A3, 4.47% 1/18/12	6,255,000	5,970,842
Household Home Equity Loan Trust Series 2004-1 Class M, 1.0275% 9/20/33 (h)	99,987	70,383
HSBC Credit Card Master Note Trust I Series 2006-1 Class B, 1.335% 6/15/12 (h)	792,000	666,964
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 1.9125% 1/20/35 (h)	273,315	170,738
Asset-Backed Securities - continued
	Principal Amount	Value
HSBC Home Equity Loan Trust: - continued
Series 2005-2:
Class M2, 1.9425% 1/20/35 (h)	$ 205,217	$ 124,966
Series 2005-3 Class A1, 1.7125% 1/20/35 (h)	145,669	99,783
Series 2006-2:
Class M1, 0.7775% 3/20/36 (h)	230,217	120,600
Class M2, 0.7975% 3/20/36 (h)	380,475	185,541
Series 2006-3 Class A1V, 0.5875% 3/20/36 (h)	296,568	280,620
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.6613% 1/25/37 (h)	436,000	182,393
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	2,010,000	1,959,262
Series 2006-1:
Class A3, 5.13% 6/15/10	57,277	57,237
Class B, 5.29% 11/15/12	177,461	173,667
Class C, 5.34% 11/15/12	228,164	223,907
JPMorgan Mortgage Acquisition Trust Series 2007-CH1:
Class AV4, 0.6013% 11/25/36 (h)	438,000	134,247
Class MV1, 0.7013% 11/25/36 (h)	356,000	73,863
Keycorp Student Loan Trust:
Series 1999-A Class A2, 4.0988% 12/27/09 (h)	390,444	385,601
Series 2006-A Class 2A1, 3.7988% 9/27/21 (h)	265,176	242,374
Long Beach Mortgage Loan Trust:
Series 2003-2 Class M1, 1.7013% 6/25/33 (h)	765,626	401,019
Series 2004-2:
Class M1, 1.0013% 6/25/34 (h)	744,000	459,163
Class M2, 1.5513% 6/25/34 (h)	167,000	124,254
MASTR Asset Backed Securities Trust:
Series 2006-AM3 Class M1, 0.7313% 10/25/36 (h)	158,000	8,755
Series 2007-HE1 Class M1, 0.7713% 5/25/37 (h)	249,000	11,412
Meritage Mortgage Loan Trust Series 2004-1 Class M2, 1.2963% 7/25/34 (h)	8,732	1,267
Merna Reinsurance Ltd. Series 2007-1 Class B, 3.2088% 6/30/12 (b)(h)	3,285,000	2,966,027
Merrill Lynch Mortgage Investors Trust:
Series 2003-HE1 Class M1, 1.1713% 7/25/34 (h)	216,273	140,576
Series 2003-OPT1 Class M1, 1.1213% 7/25/34 (h)	59,751	38,144

	Principal Amount	Value
Series 2006-FM1 Class A2B, 0.5813% 4/25/37 (h)	$ 916,000	$ 762,028
Series 2006-OPT1 Class A1A, 0.7313% 6/25/35 (h)	597,740	416,177
Morgan Stanley ABS Capital I Trust:
Series 2002-HE3 Class M1, 2.1213% 12/27/32 (h)	15,635	10,535
Series 2003-NC7 Class M1, 1.5213% 6/25/33 (h)	190,548	105,229
Series 2003-NC8 Class M1, 1.5213% 9/25/33 (h)	146,730	89,401
Series 2004-HE6 Class A2, 0.8113% 8/25/34 (h)	20,187	12,240
Series 2004-NC2 Class M1, 1.2963% 12/25/33 (h)	362,538	225,477
Series 2005-HE1 Class M2, 0.9413% 12/25/34 (h)	172,000	108,305
Series 2005-HE2 Class M1, 0.8713% 1/25/35 (h)	155,000	94,389
Series 2005-NC1 Class M1, 0.9113% 1/25/35 (h)	141,000	79,364
Series 2007-HE2 Class A2A, 0.5113% 1/25/37 (h)	45,035	36,929
Series 2007-HE4 Class A2A, 0.5813% 2/25/37 (h)	45,167	35,767
Series 2007-NC3 Class A2A, 0.5313% 5/25/37 (h)	21,525	17,717
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 1.9713% 1/25/32 (h)	9,280	4,177
Series 2002-AM3 Class A3, 1.4513% 2/25/33 (h)	36,132	30,741
Series 2002-HE2 Class M1, 1.9713% 8/25/32 (h)	240,557	154,510
Series 2002-NC1 Class M1, 1.6713% 2/25/32 (b)(h)	200,821	121,042
Series 2002-NC3:
Class A3, 1.1513% 8/25/32 (h)	12,136	8,181
Class M1, 1.5513% 8/25/32 (h)	22,797	11,945
Series 2003-NC1 Class M1, 2.0463% 11/25/32 (h)	146,571	92,188
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 0.5713% 4/25/37 (h)	30,286	25,673
National Collegiate Student Loan Trust:
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (i)	1,750,000	110,469
Series 2006-3 Class A1, 0.5013% 9/25/19 (h)	557,351	486,711
Series 2006-4 Class A1, 0.5013% 3/25/25 (h)	418,165	341,372
Asset-Backed Securities - continued
	Principal Amount	Value
New Century Home Equity Loan Trust:
Series 2003-6 Class M1, 1.5513% 1/25/34 (h)	$ 419,429	$ 275,050
Series 2005-4 Class M2, 0.9813% 9/25/35 (h)	503,000	178,510
Series 2005-D Class M2, 0.9413% 2/25/36 (h)	105,000	31,774
Nomura Home Equity Loan Trust:
Series 2006-AF1 Class A1, 6.032% 10/25/36	105,122	102,558
Series 2006-HE2 Class A2, 0.5913% 3/25/36 (h)	342,112	335,965
Ocala Funding LLC Series 2006-1A Class A, 1.9075% 3/20/11 (b)(h)	414,000	165,600
Option One Mortgage Loan Trust Series 2004-3 Class M3, 1.1213% 11/25/34 (h)	121,000	72,544
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M2, 1.1513% 9/25/34 (h)	98,000	45,001
Class M3, 1.7213% 9/25/34 (h)	188,000	39,277
Class M4, 1.9213% 9/25/34 (h)	241,000	8,044
Series 2004-WCW2 Class M3, 1.0213% 7/25/35 (h)	141,000	11,734
Series 2004-WHQ2 Class M1, 1.0613% 2/25/35 (h)	410,000	258,956
Series 2004-WWF1:
Class M2, 1.1513% 2/25/35 (h)	566,000	334,010
Class M3, 1.2113% 2/25/35 (h)	70,000	28,901
Series 2005-WCH1:
Class M2, 0.9913% 1/25/35 (h)	1,972,000	835,788
Class M3, 1.0313% 1/25/35 (h)	168,000	53,509
Class M4, 1.3013% 1/25/35 (h)	520,000	62,689
Series 2005-WHQ2 Class M7, 1.7213% 5/25/35 (h)	1,081,000	50,829
Pinnacle Capital Asset Trust Series 2006-A Class C, 5.77% 5/25/10 (b)	27,744	27,645
Providian Master Note Trust:
Series 2006-B1A Class B1, 5.35% 3/15/13 (b)	4,570,000	4,272,509
Series 2006-C1A Class C1, 1.745% 3/16/15 (b)(h)	1,279,000	729,030
Residential Asset Securities Corp. Series 2007-KS2 Class AI1, 0.5413% 2/25/37 (h)	990,941	867,808
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.2713% 4/25/33 (h)	1,796	1,321
Saxon Asset Securities Trust Series 2004-1 Class M1, 1.2663% 3/25/35 (h)	666,000	348,121

	Principal Amount	Value
Sierra Receivables Funding Co. Series 2007-1A Class A2, 0.6575% 3/20/19 (b)(h)	$ 398,812	$ 319,049
SLM Private Credit Student Loan Trust Series 2004-A Class C, 2.9463% 6/15/33 (h)	448,000	358,400
Sovereign Dealer Floor Plan Master LLC Series 2006-1:
Class B, 1.375% 8/15/11 (b)(h)	609,000	517,650
Class C, 1.575% 8/15/11 (b)(h)	278,000	208,500
Specialty Underwriting & Residential Finance Trust:
Series 2003-BC3 Class M2, 2.0713% 8/25/34 (h)	86,232	59,756
Series 2003-BC4 Class M1, 1.0713% 11/25/34 (h)	685,000	335,756
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.6213% 9/25/34 (h)	55,245	26,185
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 0.8313% 2/25/34 (h)	48,282	21,252
Series 2007-BC4 Class A3, 1.645% 11/25/37 (h)	6,980,877	5,890,660
Series 2007-GEL1 Class A2, 0.6613% 1/25/37 (b)(h)	461,000	153,667
Superior Wholesale Inventory Financing Trust:
Series 2004-A10:
Class A, 1.295% 9/15/11 (h)	1,852,000	1,389,000
Class B, 1.475% 9/15/11 (h)	1,385,000	831,000
Series 2007-AE1:
Class A, 1.295% 1/15/12 (h)	345,000	258,750
Class B, 1.495% 1/15/12 (h)	300,000	180,000
Class C, 1.795% 1/15/12 (h)	372,000	111,600
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 1.645% 3/15/11 (b)(h)	5,380,000	3,497,000
Swift Master Auto Receivables Trust Series 2007-1:
Class A, 1.295% 6/15/12 (h)	1,012,000	759,000
Class B, 1.415% 6/15/12 (h)	2,515,000	1,643,372
Class C, 1.695% 6/15/12 (h)	1,500,000	825,000
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 0.9013% 9/25/34 (h)	10,148	7,243
Series 2003-6HE Class A1, 0.9413% 11/25/33 (h)	12,837	9,792
Turquoise Card Backed Securities PLC:
Series 2006-1A Class C, 1.2913% 5/16/11 (b)(h)	997,000	882,187
Asset-Backed Securities - continued
	Principal Amount	Value
Turquoise Card Backed Securities PLC: - continued
Series 2006-2:
Class B, 1.345% 10/17/11 (h)	$ 1,206,000	$ 995,180
Class C, 1.545% 10/17/11 (h)	1,133,000	867,860
Series 2007-1 Class C, 1.565% 6/15/12 (h)	1,292,000	788,217
Wachovia Auto Loan Owner Trust Series 2006-2A Class A4, 5.23% 3/20/12 (b)	4,000,000	3,841,680
WaMu Master Note Trust:
Series 2006-A3A Class A3, 1.225% 9/16/13 (b)(h)	1,935,000	1,548,000
Series 2006-C2A Class C2, 1.695% 8/15/15 (b)(h)	2,465,000	1,281,800
Series 2006-C3A Class C3A, 1.575% 10/15/13 (b)(h)	1,725,000	1,207,500
Series 2007-A4A Class A4, 5.2% 10/15/14 (b)	1,665,000	1,282,050
Series 2007-C1 Class C1, 1.595% 5/15/14 (b)(h)	1,501,000	900,600
WFS Financial Owner Trust Series 2005-1 Class C, 3.82% 8/17/12	14,432	14,241
Whinstone Capital Management Ltd. Series 1A Class B3, 4.435% 10/25/44 (b)(h)	630,180	94,527
World Omni Auto Receivables Trust:
Series 2006-A Class A3, 5.01% 10/15/10	173,515	173,431
Series 2007-B Class A2B, 1.515% 2/16/10 (h)	11,527	11,515
TOTAL ASSET-BACKED SECURITIES (Cost $160,437,028)		129,674,386
Collateralized Mortgage Obligations - 4.7%

Private Sponsor - 2.0%
Arkle Master Issuer PLC floater:
Series 2006-1A Class 3C, 2.5388% 2/17/52 (b)(h)	236,000	177,000
Series 2006-2A:
Class 2B, 2.2688% 2/17/52 (b)(h)	830,000	763,434
Class 2M, 2.3488% 2/17/52 (b)(h)	564,000	494,340
Arran Residential Mortgages Funding No. 1 PLC floater Series 2006-1A Class DB, 5.2488% 4/12/56 (b)(h)	552,349	372,553
Banc of America Commercial Mortgage Trust Series 2007-2:
Class B, 5.8767% 4/10/49 (h)	485,000	69,113
Class C, 5.8767% 4/10/49 (h)	1,290,000	170,925
Class D, 5.8767% 4/10/49 (h)	650,000	79,625

	Principal Amount	Value
Banc of America Mortgage Securities, Inc.:
Series 2003-K Class 1A1, 5.6029% 12/25/33 (h)	$ 23,866	$ 19,235
Series 2004-B Class 1A1, 6.433% 3/25/34 (h)	26,545	21,617
Series 2004-C Class 1A1, 5.9641% 4/25/34 (h)	51,413	41,918
Series 2004-J Class 2A1, 4.7591% 11/25/34 (h)	1,425,590	1,154,664
Series 2005-E Class 2A7, 4.6146% 6/25/35 (h)	2,680,000	1,497,197
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 0.7513% 1/25/35 (h)	1,106,625	529,351
Series 2005-2 Class 1A1, 0.7213% 3/25/35 (h)	205,991	107,891
Series 2005-5 Class 1A1, 0.6913% 7/25/35 (h)	265,404	174,606
Chase Mortgage Finance Trust:
Series 2007-A1 Class 1A5, 4.8511% 2/25/37 (h)	719,066	587,979
Series 2007-A2 Class 2A1, 5.0851% 7/25/37 (h)	387,541	313,648
Citigroup Commercial Mortgage Trust Series 2008-C7 Class A2B, 6.2989% 12/10/49 (h)	7,310,000	4,663,550
Citigroup Mortgage Loan Trust Series 2004-UST1 Class A4, 4.391% 8/25/34 (h)	3,562,964	2,788,293
Countrywide Alternative Loan Trust planned amortization class Series 2003-5T2 Class A2, 0.8713% 5/25/33 (h)	40,521	37,526
Countrywide Home Loans, Inc. Series 2003-46 Class 4A1, 4.6981% 1/19/34 (h)	8,007,115	6,492,055
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 0.8713% 1/25/34 (h)	20,887	10,664
Series 2004-2 Class 7A3, 0.8713% 2/25/35 (h)	46,425	23,403
Series 2004-4 Class 5A2, 0.8713% 3/25/35 (h)	10,968	4,139
Series 2005-1 Class 5A2, 0.8013% 5/25/35 (h)	169,647	83,232
Series 2005-10:
Class 5A1, 0.7313% 1/25/36 (h)	267,807	147,661
Class 5A2, 0.7913% 1/25/36 (h)	120,653	66,589
Series 2005-2:
Class 6A2, 0.7513% 6/25/35 (h)	43,445	22,061
Class 6M2, 0.9513% 6/25/35 (h)	519,000	121,688
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater: - continued
Series 2005-3 Class 8A2, 0.7113% 7/25/35 (h)	$ 203,738	$ 122,241
Series 2005-4 Class 7A2, 0.7013% 8/25/35 (h)	63,785	32,012
Series 2005-8 Class 7A2, 0.7513% 11/25/35 (h)	157,213	92,445
Credit Suisse First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 1.2113% 5/25/34 (h)	7,985	4,477
Series 2004-AR5 Class 11A2, 1.2113% 6/25/34 (h)	12,580	6,506
Series 2004-AR6 Class 9A2, 1.2113% 10/25/34 (h)	57,034	28,553
Series 2004-AR7 Class 6A2, 1.2313% 8/25/34 (h)	17,838	8,386
Series 2004-AR8 Class 8A2, 0.8513% 9/25/34 (h)	10,966	6,074
Series 2007-AR7 Class 2A1, 4.5867% 11/25/34 (h)	1,355,070	1,122,313
Deutsche Alt-A Securities Mortgage Loan Trust floater Series 2007-BAR1 Class A3, 0.6313% 3/25/37 (h)	1,210,000	632,853
DSLA Mortgage Loan Trust Series 2006-AR2 Class 2AB1, 0.6713% 9/19/36 (h)	268,538	222,419
First Horizon Mortgage pass-thru Trust floater Series 2004-FL1 Class 2A1, 3.48% 12/25/34 (h)	20,520	12,072
Fosse Master Issuer PLC floater Series 2006-1A:
Class B2, 4.6625% 10/18/54 (b)(h)	1,007,000	758,677
Class C2, 4.9725% 10/18/54 (b)(h)	337,000	171,505
Class M2, 4.7525% 10/18/54 (b)(h)	579,000	427,315
Gracechurch Mortgage Financing PLC floater Series 2006-1 Class D2, 2.6875% 11/20/56 (b)(h)	863,000	388,532
Gracechurch Mortgage Funding PLC floater Series 1A Class DB, 5.2888% 10/11/41 (b)(h)	1,097,000	818,169
Granite Master Issuer PLC floater:
Series 2005-1 Class A4, 0.6075% 12/20/54 (h)	1,713,523	942,438

	Principal Amount	Value
Series 2006-1A:
Class A5, 0.5775% 12/20/54 (b)(h)	$ 278,104	$ 152,957
Class C2, 1.1075% 12/20/54 (b)(h)	2,117,000	317,550
Series 2006-2 Class C1, 0.9775% 12/20/54 (h)	1,885,000	282,750
Series 2006-3 Class C2, 1.0075% 12/20/54 (h)	396,000	59,400
Series 2006-4:
Class B1, 0.5975% 12/20/54 (h)	1,059,000	370,650
Class C1, 0.8875% 12/20/54 (h)	647,000	97,050
Class M1, 0.6775% 12/20/54 (h)	279,000	69,750
Series 2007-1:
Class 1C1, 0.8075% 12/20/54 (h)	654,000	98,100
Class 1M1, 0.6575% 12/20/54 (h)	425,000	106,250
Class 2C1, 0.9375% 12/20/54 (h)	298,000	44,700
Class 2M1, 0.7575% 12/20/54 (h)	546,000	136,500
Series 2007-2 Class 2C1, 1.3913% 12/17/54 (h)	757,000	113,550
Granite Mortgages PLC floater:
Series 2003-3 Class 1C, 5.9525% 1/20/44 (h)	151,584	37,896
Series 2004-3 Class 2A1, 1.665% 9/20/44 (h)	196,495	108,072
GSR Mortgage Loan Trust Series 2007-AR2 Class 2A1, 4.8355% 4/25/35 (h)	1,474,797	1,171,511
Harborview Mortgage Loan Trust floater Series 2005-2 Class 2A1A, 0.8013% 5/19/35 (h)	151,374	70,504
Holmes Master Issuer PLC floater Series 2006-1A Class 2C, 5.1425% 7/15/40 (b)(h)	215,000	150,500
Home Equity Loan Trust floater Series 2007-FRE1 Class 2AV1, 0.6013% 4/25/37 (h)	695,432	511,340
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 0.9213% 10/25/34 (h)	57,579	34,799
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 1.2113% 3/25/35 (h)	94,480	55,459
Series 2005-1:
Class M4, 1.2213% 4/25/35 (h)	11,168	1,878
Class M5, 1.2413% 4/25/35 (h)	11,168	893
Class M6, 1.2913% 4/25/35 (h)	17,966	2,609
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Impac CMB Trust floater: - continued
Series 2005-3 Class A1, 0.7113% 8/25/35 (h)	$ 223,039	$ 108,215
Series 2005-4 Class 1B1, 2.695% 5/25/35 (h)	70,282	3,778
Series 2005-6 Class 1M3, 1.0813% 10/25/35 (h)	61,150	6,115
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A3, 5.447% 6/12/47 (h)	6,230,000	3,831,647
JPMorgan Mortgage Trust:
Series 2004-A5 Class 2A1, 4.6137% 12/25/34 (h)	1,132,429	894,670
Series 2006-A2 Class 5A1, 5.1517% 11/25/33 (h)	1,699,680	1,281,593
Series 2007-A1 Class 1A1, 4.1956% 7/25/35 (h)	728,148	540,831
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 0.8613% 9/26/45 (b)(h)	183,465	91,854
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 0.7413% 3/25/35 (h)	26,253	16,266
Series 2007-3 Class 22A2, 0.6813% 5/25/47 (h)	502,000	192,091
MASTR Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	392,688	306,051
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.6413% 2/25/37 (h)	638,579	258,058
Merrill Lynch Floating Trust floater Series 2006-1:
Class C, 1.385% 6/15/22 (b)(h)	449,000	291,850
Class D, 1.395% 6/15/22 (b)(h)	173,000	100,340
Class E, 1.405% 6/15/22 (b)(h)	276,000	138,000
Class F, 1.435% 6/15/22 (b)(h)	498,000	224,100
Class G, 1.505% 6/15/22 (b)(h)	103,000	41,200
Class H, 1.525% 6/15/22 (b)(h)	207,000	62,100
Class J, 1.565% 6/15/22 (b)(h)	242,000	48,400
Merrill Lynch Mortgage Investors Trust floater:
Series 2003-A Class 2A1, 0.8613% 3/25/28 (h)	79,393	46,704
Series 2003-B Class A1, 0.8113% 4/25/28 (h)	84,943	49,595
Series 2003-D Class A, 0.7813% 8/25/28 (h)	71,767	45,796
Series 2003-E Class A2, 3.4325% 10/25/28 (h)	118,346	70,506

	Principal Amount	Value
Series 2003-F Class A2, 3.805% 10/25/28 (h)	$ 101,343	$ 64,178
Series 2004-A Class A2, 3.715% 4/25/29 (h)	110,665	68,394
Series 2004-B Class A2, 3.0788% 6/25/29 (h)	86,842	51,484
Series 2004-C Class A2, 3.1088% 7/25/29 (h)	97,460	62,820
Series 2004-D Class A2, 3.4625% 9/25/29 (h)	83,581	52,357
Series 2004-E:
Class A2B, 3.825% 11/25/29 (h)	194,813	122,014
Class A2D, 4.015% 11/25/29 (h)	28,284	18,075
Series 2004-G Class A2, 3.48% 11/25/29 (h)	94,016	53,930
Series 2005-A Class A2, 3.3525% 2/25/30 (h)	91,182	57,404
Series 2005-B Class A2, 2.7988% 7/25/30 (h)	278,454	164,136
Merrill Lynch-CFC Commercial Mortgage Trust Series 2006-3 Class ASB, 5.382% 7/12/46 (h)	4,570,000	3,083,650
MortgageIT Trust floater:
Series 2004-2:
Class A1, 0.8413% 12/25/34 (h)	102,793	67,332
Class A2, 0.9213% 12/25/34 (h)	139,350	96,817
Series 2005-2 Class 1A1, 0.7313% 5/25/35 (h)	116,566	77,043
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.7613% 7/25/35 (h)	1,169,684	585,084
Option One Mortgage Loan Trust floater Series 2007-CP1 Class M1, 0.7713% 3/25/37 (h)	861,000	39,546
Permanent Financing No. 8 PLC floater Class 3C, 2.7094% 6/10/42 (h)	723,000	467,917
Permanent Master Issuer PLC floater Series 2006-1 Class 2C, 5.1525% 7/17/42 (h)	189,000	132,300
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.6104% 10/25/35 (h)	2,070,188	1,695,299
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B5, 4.175% 7/10/35 (b)(h)	498,383	198,107
Series 2003-CB1:
Class B3, 3.275% 6/10/35 (b)(h)	388,678	169,658
Class B4, 3.475% 6/10/35 (b)(h)	746,938	306,319
Class B5, 4.075% 6/10/35 (b)(h)	510,351	218,635
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
RESI Finance LP/RESI Finance DE Corp. floater: - continued
Series 2003-CB1:
Class B6, 4.575% 6/10/35 (b)(h)	$ 300,803	$ 121,194
Series 2004-A:
Class B4, 3.025% 2/10/36 (b)(h)	283,079	90,698
Class B5, 3.525% 2/10/36 (b)(h)	189,027	56,689
Series 2004-B Class B4, 2.925% 2/10/36 (b)(h)	122,745	31,521
Series 2004-C:
Class B4, 2.775% 9/10/36 (b)(h)	157,960	41,638
Class B5, 3.175% 9/10/36 (b)(h)	176,654	40,330
Residential Accredit Loans, Inc. floater Series 2006-QO7 Class 3A1, 0.5713% 9/25/46 (h)	652,392	489,624
Residential Asset Mortgage Products, Inc.:
sequential payer:
Series 2003-SL1 Class A31, 7.125% 4/25/31	89,691	58,660
Series 2004-SL2 Class A1, 6.5% 10/25/16	150,139	129,435
Series 2005-AR5 Class 1A1, 5.381% 9/19/35 (h)	89,976	73,723
Residential Funding Securities Corp. floater Series 2003-RP2 Class A1, 0.9213% 6/25/33 (b)(h)	104,325	78,309
ResMAE Mortgage Loan Trust floater Series 2006-1 Class A2A, 0.5713% 2/25/36 (b)(h)	36,910	35,506
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.4663% 9/20/33 (h)	160,572	97,884
Series 2004-1 Class A, 3.3844% 2/20/34 (h)	56,966	36,351
Series 2004-10 Class A4, 4.5188% 11/20/34 (h)	82,201	49,329
Series 2004-12 Class 1A2, 3.4838% 1/20/35 (h)	253,639	151,674
Series 2004-3 Class A, 3.635% 5/20/34 (h)	78,948	48,163
Series 2004-4 Class A, 4.4388% 5/20/34 (h)	306,361	191,461
Series 2004-5 Class A3, 2.1438% 6/20/34 (h)	116,326	76,685
Series 2004-6:
Class A3A, 2.1613% 6/20/35 (h)	90,314	58,292
Class A3B, 3.6338% 7/20/34 (h)	17,235	10,596

	Principal Amount	Value
Series 2004-7:
Class A3A, 3.4094% 8/20/34 (h)	$ 90,046	$ 54,836
Class A3B, 3.6344% 7/20/34 (h)	11,076	6,453
Series 2004-8 Class A2, 3.5063% 9/20/34 (h)	229,197	139,832
Series 2005-1 Class A2, 3.3344% 2/20/35 (h)	149,562	92,535
Series 2005-2 Class A2, 3.3863% 3/20/35 (h)	190,735	117,968
Series 2005-3 Class A1, 0.7075% 5/20/35 (h)	92,118	49,190
Structured Asset Securities Corp. floater:
Series 2004-NP1 Class A, 0.8713% 9/25/33 (b)(h)	34,471	27,959
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 1.595% 9/25/36 (h)	1,153,000	599,568
WaMu Mortgage pass-thru certificates floater:
Series 2006-AR11 Class C1B1, 0.5513% 9/25/46 (h)	72,226	68,692
Series 2006-AR7 Class C1B1, 0.5313% 7/25/46 (h)	32,971	31,424
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-H Class A1, 4.5296% 6/25/34 (h)	1,538,192	1,227,698
Series 2005-AR10 Class 2A2, 4.2321% 6/25/35 (h)	4,250,646	3,236,719
Series 2005-AR12 Class 2A6, 4.3586% 7/25/35 (h)	5,398,442	4,096,094
Series 2005-AR3 Class 2A1, 4.4116% 3/25/35 (h)	1,309,149	996,085
Series 2005-AR4 Class 2A2, 4.5368% 4/25/35 (h)	2,862,463	2,201,994
TOTAL PRIVATE SPONSOR		62,244,680
U.S. Government Agency - 2.7%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	2,997,814	3,101,867
Series 1999-57 Class PH, 6.5% 12/25/29	2,043,113	2,119,708
Fannie Mae Grantor Trust floater Series 2005-90 Class FG, 0.7213% 10/25/35 (h)	2,206,500	2,137,809
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2001-68 Class QZ, 5.5% 12/25/16	2,405,185	2,475,599
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae subordinate REMIC pass-thru certificates: - continued
Series 2002-9 Class PC, 6% 3/25/17	$ 361,198	$ 372,544
Series 2004-81:
Class KC, 4.5% 4/25/17	11,215,000	11,492,788
Class KD, 4.5% 7/25/18	2,625,000	2,681,142
sequential payer:
Series 2004-3 Class BA, 4% 7/25/17	165,277	166,323
Series 2004-86 Class KC, 4.5% 5/25/19	780,672	791,411
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2500 Class TE, 5.5% 9/15/17	9,346,254	9,576,207
Series 2677 Class LD, 4.5% 3/15/17	8,800,218	8,947,381
Series 2695 Class GC, 4.5% 11/15/18	7,215,000	7,329,535
Series 2702 Class WB, 5% 4/15/17	2,302,431	2,352,559
Series 2770 Class UD, 4.5% 5/15/17	7,473,000	7,577,487
Series 2885 Class PC, 4.5% 3/15/18	2,560,000	2,630,241
Series 3033 Class UD, 5.5% 10/15/30	1,910,000	1,962,479
Series 3049 Class DB, 5.5% 6/15/31	4,440,000	4,590,120
sequential payer:
Series 2508 Class CK, 5% 10/15/17	10,000,000	10,254,837
Series 2528 Class HN, 5% 11/15/17	3,195,000	3,274,261
Series 2750 Class ZT, 5% 2/15/34	2,469,097	2,370,602
Ginnie Mae guaranteed REMIC pass-thru securities Series 2007-35 Class SC, 33.96% 6/16/37 (h)(j)	235,481	330,396
TOTAL U.S. GOVERNMENT AGENCY		86,535,296
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $174,542,050)		148,779,976
Commercial Mortgage Securities - 7.7%
	Principal Amount	Value
Asset Securitization Corp. Series 1997-D5:
Class A2, 7.0652% 2/14/43 (h)	$ 1,435,000	$ 1,375,576
Class A3, 7.1152% 2/14/43 (h)	1,545,000	1,478,639
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class AAB, 5.911% 5/10/45 (h)	2,100,000	1,499,029
Series 2006-5:
Class A2, 5.317% 9/10/47	8,745,000	7,112,168
Class A3, 5.39% 9/10/47	1,985,000	1,375,785
Series 2007-2 Class A1, 5.421% 1/10/12	1,933,030	1,788,966
Series 2007-3 Class A3, 5.8375% 6/10/49 (h)	6,100,000	3,982,816
Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2005-1 Class A3, 4.877% 11/10/42	3,372,516	3,163,671
Series 2007-1 Class A2, 5.381% 1/15/49	1,545,000	1,221,995
Series 2001-3 Class H, 6.562% 4/11/37 (b)	4,889,139	4,536,625
Banc of America Large Loan, Inc. floater:
Series 2005-MIB1:
Class F, 1.665% 3/15/22 (b)(h)	217,000	131,741
Class G, 1.725% 3/15/22 (b)(h)	141,000	83,148
Series 2006-BIX1:
Class F, 1.505% 10/15/19 (b)(h)	558,000	371,628
Class G, 1.525% 10/15/19 (b)(h)	380,000	246,620
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 1.0513% 12/25/33 (b)(h)	223,301	186,457
Series 2004-1:
Class A, 0.8313% 4/25/34 (b)(h)	692,043	511,697
Class B, 2.3713% 4/25/34 (b)(h)	54,385	22,026
Class M1, 1.0313% 4/25/34 (b)(h)	44,314	28,028
Class M2, 1.6713% 4/25/34 (b)(h)	39,710	21,741
Series 2004-2:
Class A, 0.9013% 8/25/34 (b)(h)	642,323	488,165
Class M1, 1.0513% 8/25/34 (b)(h)	83,877	55,359
Series 2004-3:
Class A1, 0.8413% 1/25/35 (b)(h)	962,563	720,574
Class A2, 0.8913% 1/25/35 (b)(h)	125,295	91,854
Class M1, 0.9713% 1/25/35 (b)(h)	128,243	83,679
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2004-3:
Class M2, 1.4713% 1/25/35 (b)(h)	$ 82,916	$ 46,226
Series 2005-2A:
Class A1, 0.7813% 8/25/35 (b)(h)	546,688	420,950
Class M1, 0.9013% 8/25/35 (b)(h)	40,535	26,429
Class M2, 0.9513% 8/25/35 (b)(h)	66,669	46,602
Class M3, 0.9713% 8/25/35 (b)(h)	36,801	23,457
Class M4, 1.0813% 8/25/35 (b)(h)	34,135	21,280
Series 2005-3A:
Class A1, 0.7913% 11/25/35 (b)(h)	298,215	197,925
Class A2, 0.8713% 11/25/35 (b)(h)	193,234	132,848
Series 2005-4A:
Class A2, 0.8613% 1/25/36 (b)(h)	1,095,635	747,771
Class M1, 0.9213% 1/25/36 (b)(h)	229,245	132,962
Class M2, 0.9413% 1/25/36 (b)(h)	69,158	37,518
Class M3, 0.9713% 1/25/36 (b)(h)	100,535	51,524
Series 2006-1 Class A2, 0.8313% 4/25/36 (b)(h)	109,794	72,244
Series 2006-2A:
Class A1, 0.7013% 7/25/36 (b)(h)	1,070,516	770,986
Class A2, 0.7513% 7/25/36 (b)(h)	96,629	69,593
Class M1, 0.7813% 7/25/36 (b)(h)	101,461	62,551
Class M2, 0.8013% 7/25/36 (b)(h)	71,782	42,861
Class M6, 1.0113% 7/25/36 (b)(h)	73,162	38,074
Series 2006-3A:
Class M5, 0.9513% 10/25/36 (b)(h)	83,225	29,961
Class M6, 1.0313% 10/25/36 (b)(h)	162,524	52,008
Series 2006-4A:
Class A1, 0.7013% 12/25/36 (b)(h)	604,041	410,869
Class A2, 0.7413% 12/25/36 (b)(h)	1,346,215	934,004
Class M1, 0.7613% 12/25/36 (b)(h)	97,552	62,628

	Principal Amount	Value
Series 2007-1:
Class A2, 0.7413% 3/25/37 (b)(h)	$ 251,522	$ 167,262
Class B3, 3.8213% 3/25/37 (b)(h)	160,426	46,524
Series 2007-2A:
Class A1, 0.7413% 7/25/37 (b)(h)	223,541	154,243
Class A2, 0.7913% 7/25/37 (b)(h)	209,234	136,002
Class B1, 2.0713% 7/25/37 (b)(h)	196,716	60,982
Class B2, 2.7213% 7/25/37 (b)(h)	169,891	39,075
Class B3, 3.8213% 7/25/37 (b)(h)	192,245	41,333
Class M2, 0.8813% 7/25/37 (b)(h)	116,241	55,215
Class M3, 0.9613% 7/25/37 (b)(h)	116,241	51,146
Class M4, 1.1213% 7/25/37 (b)(h)	245,895	95,899
Class M5, 1.2213% 7/25/37 (b)(h)	219,070	81,056
Class M6, 1.4713% 7/25/37 (b)(h)	272,720	91,361
Series 2007-3:
Class A2, 0.7613% 7/25/37 (b)(h)	372,565	276,742
Class B1, 1.4213% 7/25/37 (b)(h)	172,194	81,982
Class B2, 2.0713% 7/25/37 (b)(h)	604,372	287,802
Class B3, 4.4713% 7/25/37 (b)(h)	232,625	106,729
Class M1, 0.7813% 7/25/37 (b)(h)	152,627	88,600
Class M2, 0.8113% 7/25/37 (b)(h)	160,454	90,047
Class M3, 0.8413% 7/25/37 (b)(h)	350,650	185,038
Class M4, 0.9713% 7/25/37 (b)(h)	554,152	289,988
Class M5, 1.0713% 7/25/37 (b)(h)	207,416	106,508
Class M6, 1.2713% 7/25/37 (b)(h)	156,540	79,460
Series 2007-4A:
Class B1, 3.0213% 9/25/37 (b)(h)	266,731	77,352
Class B2, 3.9213% 9/25/37 (b)(h)	1,303,302	364,924
Class M4, 2.0713% 9/25/37 (b)(h)	859,057	298,179
Class M5, 2.2213% 9/25/37 (b)(h)	859,057	270,431
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust: - continued
floater:
Series 2007-4A:
Class M6, 2.4213% 9/25/37 (b)(h)	$ 859,057	$ 248,869
Series 2004-1 Class IO, 1.25% 4/25/34 (b)(i)	2,055,780	32,892
Bear Stearns Commercial Mortgage Securities Trust:
floater:
Series 2006-BBA7:
Class G, 1.635% 3/15/19 (b)(h)	284,000	224,467
Class H, 1.845% 3/15/19 (b)(h)	191,000	76,400
Class J, 2.045% 3/15/19 (b)(h)	143,000	57,200
Series 2007-BBA8:
Class D, 1.445% 3/15/22 (b)(h)	147,000	120,518
Class E, 1.495% 3/15/22 (b)(h)	763,000	594,010
Class F, 1.545% 5/15/22 (b)(h)	468,000	357,845
Class G, 1.595% 3/15/22 (b)(h)	120,000	90,121
Class H, 1.745% 3/15/22 (b)(h)	147,000	66,150
Class J, 1.895% 3/15/22 (b)(h)	147,000	58,800
sequential payer Series 2007-PW16 Class AM, 5.7129% 6/11/40	1,898,000	876,505
Series 2006-PW13 Class A3, 5.518% 9/11/41	2,010,000	1,430,207
Series 2007-PW15:
Class A1, 5.016% 2/11/44	1,749,303	1,605,953
Class X2, 0.3676% 2/11/44 (b)(h)(i)	140,113,271	1,678,291
Series 2007-PW16:
Class B, 5.713% 6/11/40 (b)	1,405,000	266,950
Class C, 5.713% 6/11/40 (b)	1,170,000	222,300
Class D, 5.713% 6/11/40 (b)	1,170,000	210,600
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (b)(h)	1,345,000	1,310,203
Chase Manhattan Bank-First Union National Bank Commercial Mortgage Trust sequential payer Series 1999-1 Class A2, 7.439% 8/15/31	4,327,258	4,316,656
Citigroup Commercial Mortgage Trust:
floater Series 2006-FL2:
Class G, 1.525% 11/15/36 (b)(h)	156,000	59,280
Class H, 1.565% 11/15/36 (b)(h)	125,000	45,000
sequential payer Series 2006-C5 Class A4, 5.431% 10/15/49	3,810,000	2,844,216
Series 2007-C6 Class A1, 5.622% 12/10/49 (h)	5,756,360	5,272,964
Series 2007-FL3A Class A2, 1.335% 4/15/22 (b)(h)	2,595,000	1,297,500
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A3, 5.293% 12/11/49	6,065,000	3,942,319

	Principal Amount	Value
COMM pass-thru certificates:
floater:
Series 2005-F10A:
Class D, 1.505% 4/15/17 (b)(h)	$ 335,000	$ 183,245
Class E, 1.565% 4/15/17 (b)(h)	107,000	57,994
Class F, 1.605% 4/15/17 (b)(h)	60,000	30,420
Class G, 1.745% 4/15/17 (b)(h)	60,000	31,020
Class H, 1.815% 4/15/17 (b)(h)	60,000	30,709
Class J, 2.045% 4/15/17 (b)(h)	46,000	22,974
Series 2005-FL11:
Class F, 1.645% 11/15/17 (b)(h)	136,998	65,906
Class G, 1.695% 11/15/17 (b)(h)	94,577	44,113
sequential payer Series 2006-CN2A Class A2FX, 5.449% 2/5/19	2,745,000	2,346,639
Series 2004-LBN2 Class X2, 0.9709% 3/10/39 (b)(h)(i)	5,610,725	83,460
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C2 Class A2, 5.448% 1/15/49 (h)	3,885,000	3,096,191
Series 2006-C4 Class AAB, 5.439% 9/15/39	5,350,000	3,703,492
Series 2007-C5 Class A4, 5.695% 9/15/40 (h)	2,750,000	1,979,502
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer:
Series 1999-C1 Class A2, 7.29% 9/15/41	3,003,394	3,000,993
Series 2000-C1 Class A2, 7.545% 4/15/62	1,222,370	1,223,771
Series 2004-C1:
Class A3, 4.321% 1/15/37	2,031,560	1,918,924
Class A4, 4.75% 1/15/37	3,035,000	2,609,827
Series 1997-C2 Class D, 7.27% 1/17/35	563,592	562,608
Series 1998-C1:
Class C, 6.78% 5/17/40	1,178,434	1,174,835
Class D, 7.17% 5/17/40	595,000	592,885
Series 2001-CKN5 Class AX, 0.8989% 9/15/34 (b)(h)(i)	25,322,153	905,596
Series 2002-CP3 Class G, 6.639% 7/15/35 (b)	250,000	131,148
Series 2004-C1 Class ASP, 1.1034% 1/15/37 (b)(h)(i)	23,854,040	394,305
Series 2006-C1 Class A3, 5.711% 2/15/39 (h)	3,895,000	2,893,440
Credit Suisse Mortgage Capital Certificates:
floater:
Series 200-TFL1 Class B, 1.345% 2/15/22 (b)(h)	3,470,000	1,214,500
Commercial Mortgage Securities - continued
	Principal Amount	Value
Credit Suisse Mortgage Capital Certificates: - continued
floater:
Series 2007-TFL1:
Class C:
1.365% 2/15/22 (b)(h)	$ 657,000	$ 197,100
1.465% 2/15/22 (b)(h)	234,000	58,500
Class F, 1.515% 2/15/22 (b)(h)	469,000	103,180
sequential payer Series 2007-C1 Class A1, 5.227% 2/15/40	1,163,279	1,091,601
CSMC Commercial Mortgage Trust floater Series 2006-TFLA:
Class H, 1.925% 4/15/21 (b)(h)	154,000	30,800
Class J, 1.995% 4/15/21 (b)(h)	102,000	17,340
Class K, 2.395% 4/15/21 (b)(h)	512,000	76,800
DLJ Commercial Mortgage Corp. sequential payer Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,342,004	3,345,012
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 2/10/17	3,720,000	2,772,695
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-22 Class B, 3.963% 5/16/32	1,663,337	1,668,662
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 2.08% 11/5/21 (b)(h)	3,490,000	1,954,400
sequential payer:
Series 2004-GG1 Class A4, 4.755% 6/10/36	1,680,000	1,630,695
Series 2007-GG11 Class A2, 5.597% 12/10/49	13,805,000	9,543,982
Series 2007-GG9 Class A1, 5.233% 3/10/39	1,628,020	1,531,878
Series 2006-GG7 Class A3, 6.1101% 7/10/38	3,460,000	2,548,491
GS Mortgage Securities Corp. II:
floater:
Series 2006-FL8A:
Class C, 2.1163% 6/6/20 (b)(h)	405,000	271,350
Class D, 2.1563% 6/6/20 (b)(h)	1,115,000	724,750
Class E, 2.2463% 6/6/20 (b)(h)	2,220,000	1,376,400
Class F, 2.3163% 6/6/20 (b)(h)	294,000	167,580
Series 2007-EOP:
Class C, 2.4975% 3/1/20 (b)(h)	1,335,000	854,400
Class D, 2.5475% 3/1/20 (b)(h)	400,000	256,000
Class E, 2.6175% 3/1/20 (b)(h)	670,000	428,800
Class F, 2.6575% 3/1/20 (b)(h)	335,000	201,000
Class G, 2.6975% 3/1/20 (b)(h)	165,000	99,000
Class H, 2.8275% 3/1/20 (b)(h)	275,000	165,000
Class J, 3.0275% 3/1/20 (b)(h)	395,000	237,000
sequential payer Series 2004-GG2 Class A4, 4.964% 8/10/38	2,725,000	2,479,428
Series 2006-GG6 Class A2, 5.506% 4/10/38 (h)	3,030,000	2,833,573

	Principal Amount	Value
GS Mortgage Securities Trust sequential payer Series 2007-GG10:
Class A1, 5.69% 8/10/45	$ 1,922,259	$ 1,553,884
Class A2, 5.778% 8/10/45	5,055,000	3,945,877
Class A4, 5.9932% 8/10/45 (h)	3,965,000	2,877,228
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FLA2:
Class E, 1.475% 11/15/18 (b)(h)	115,096	55,246
Class F, 1.525% 11/15/18 (b)(h)	172,644	81,143
Class G, 1.555% 11/15/18 (b)(h)	150,409	67,684
Class H, 1.695% 11/15/18 (b)(h)	115,096	49,491
sequential payer:
Series 2006-CB14 Class A3B, 5.6701% 12/12/44 (h)	4,625,000	3,153,867
Series 2006-CB15 Class A3, 5.819% 6/12/43 (h)	5,840,000	4,203,644
Series 2006-CB17 Class A4, 5.429% 12/12/43	1,898,000	1,440,610
Series 2006-LDP9 Class A2, 5.134% 5/15/47 (h)	5,105,000	3,283,403
Series 2007-LDP10 Class A1, 5.122% 1/15/49	1,081,764	1,013,335
Series 2007-LDPX Class A3, 5.412% 1/15/49	3,796,000	2,683,648
Series 2005-LDP3 Class A3, 4.959% 8/15/42	4,115,000	3,209,526
Series 2007-CB19:
Class B, 5.7442% 2/12/49	755,000	143,450
Class C, 5.7462% 2/12/49	1,971,000	374,490
Class D, 5.7462% 2/12/49	2,075,000	352,750
Series 2007-LDP10:
Class BS, 5.437% 1/15/49 (h)	1,725,000	327,750
Class CS, 5.466% 1/15/49 (h)	745,000	126,650
Class ES, 5.5456% 1/15/49 (b)(h)	4,663,000	559,560
LB Commercial Conduit Mortgage Trust Series 2007-C3:
Class F, 6.1355% 7/15/44 (h)	1,815,000	271,413
Class G, 6.1355% 7/15/44 (b)(h)	3,200,000	455,720
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2000-C3 Class A2, 7.95% 1/15/10	2,087,136	2,096,157
Series 2001-C3 Class A1, 6.058% 6/15/20	769,253	758,794
Series 2005-C3 Class A2, 4.553% 7/15/30	1,702,230	1,575,923
Series 2006-C1 Class A2, 5.084% 2/15/31	1,495,000	1,389,541
Series 2006-C6 Class A2, 5.262% 9/15/39 (h)	3,340,000	2,755,008
Series 2006-C7 Class A1, 5.279% 11/15/38	686,600	648,804
Commercial Mortgage Securities - continued
	Principal Amount	Value
LB-UBS Commercial Mortgage Trust: - continued
sequential payer:
Series 2007-C1:
Class A1, 5.391% 2/15/40 (h)	$ 945,833	$ 895,068
Class A3, 5.398% 2/15/40	5,000,000	3,287,040
Series 2001-C3 Class B, 6.512% 6/15/36	1,810,000	1,757,446
Series 2007-C2 Class AM, 5.493% 2/15/40 (h)	1,898,000	859,265
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (b)	3,860,000	3,403,589
Class C, 4.13% 11/20/37 (b)	3,760,000	2,449,879
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA:
Class F, 1.535% 9/15/21 (b)(h)	402,971	229,693
Class G, 1.555% 9/15/21 (b)(h)	795,609	445,541
Class H, 1.595% 9/15/21 (b)(h)	204,773	112,625
Merrill Lynch Mortgage Trust:
sequential payer:
Series 2004-KEY2 Class A2, 4.166% 8/12/39	298,823	287,299
Series 2005-MCP1 Class A2, 4.556% 6/12/43	2,160,000	2,028,853
Series 2007-C1 Class A4, 6.0226% 6/12/50 (h)	3,796,000	2,714,660
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2007-5:
Class A1, 4.275% 12/12/11	805,633	747,934
Class A3, 5.364% 8/12/48	4,298,000	2,670,261
Series 2007-9 Class A4, 5.7% 9/12/49	5,500,000	3,811,347
Series 2007-7 Class B, 5.75% 6/12/50	770,000	211,211
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 2.395% 7/15/19 (b)(h)	261,000	26,100
Series 2007-XCLA Class A1, 1.395% 7/17/17 (b)(h)	967,470	386,988
Series 2007-XLCA Class B, 1.4613% 7/17/17 (b)(h)	548,938	54,894
Series 2007-XLFA:
Class D, 1.385% 10/15/20 (b)(h)	235,000	72,718
Class E, 1.445% 10/15/20 (b)(h)	294,000	76,922
Class F, 1.495% 10/15/20 (b)(h)	176,000	39,151
Class G, 1.535% 10/15/20 (b)(h)	218,000	40,184
Class H, 1.625% 10/15/20 (b)(h)	137,000	16,141
Class J, 1.775% 10/15/20 (b)(h)	157,000	78,059
Class NHRO, 2.085% 10/15/20 (b)(h)	93,109	9,311

	Principal Amount	Value
sequential payer:
Series 2004-HQ3 Class A2, 4.05% 1/13/41	$ 1,324,911	$ 1,259,574
Series 2006-HQ10 Class A1, 5.131% 11/12/41	3,421,729	3,242,090
Series 2006-T23 Class A1, 5.682% 8/12/41	1,016,994	966,637
Series 2007-HQ11 Class A31, 5.439% 2/20/44 (h)	4,785,000	3,198,075
Series 2007-IQ13 Class A1, 5.05% 3/15/44	1,631,706	1,499,066
Series 2007-IQ14:
Class A1, 5.38% 4/15/49	3,434,344	3,164,239
Class AM, 5.8767% 4/15/49 (h)	1,898,000	833,355
Series 2007-T25 Class A2, 5.507% 11/12/49	10,320,000	6,906,377
Series 2005-IQ9 Class X2, 1.1684% 7/15/56 (b)(h)(i)	23,309,526	519,709
Series 2007-HQ12 Class A2, 5.6322% 4/12/49 (h)	4,920,000	3,701,590
Series 2007-IQ14 Class B, 5.914% 4/15/49	2,175,000	428,606
Series 2007-XLC1:
Class C, 1.5613% 7/17/17 (b)(h)	749,610	67,465
Class D, 1.6613% 7/17/17 (b)(h)	352,629	28,210
Class E, 1.7613% 7/17/17 (b)(h)	286,466	20,053
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28	2,575,935	2,060,748
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 0.9413% 3/24/18 (b)(h)	73,606	60,357
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2005-WL5A Class K, 2.395% 1/15/18 (b)(h)	449,000	336,750
Series 2006-WL7A:
Class E, 1.475% 9/15/21 (b)(h)	491,000	255,320
Class F, 1.7625% 8/11/18 (b)(h)	661,000	297,450
Class G, 1.7825% 8/11/18 (b)(h)	626,000	250,400
Class J, 2.0225% 8/11/18 (b)(h)	139,000	48,650
Class X1A, 0.0239% 9/15/21 (b)(h)(i)	996,986	46
Series 2007-WHL8:
Class AP2, 1.995% 6/15/20 (b)(h)	53,945	25,894
Class F, 1.675% 6/15/20 (b)(h)	1,046,000	460,240
Class LXR2, 1.995% 6/15/20 (b)(h)	713,442	356,721
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust: - continued
sequential payer:
Series 2003-C6 Class A2, 4.498% 8/15/35	$ 1,599,262	$ 1,532,410
Series 2003-C7 Class A1, 4.241% 10/15/35 (b)	856,131	814,645
Series 2007-C30:
Class A3, 5.246% 12/15/43	5,940,000	4,653,871
Class A4, 5.305% 12/15/43	3,240,000	2,092,593
Class A5, 5.342% 12/15/43	3,796,000	2,698,429
Series 2007-C31 Class A1, 5.14% 4/15/47	1,017,814	957,484
Series 2007-C32 Class A2, 5.9241% 6/15/49 (h)	1,255,000	981,526
Series 2006-C23 Class A5, 5.416% 1/15/45 (h)	3,010,000	2,336,766
Series 2007-C30 Class E, 5.553% 12/15/43 (h)	6,257,000	500,560
Series 2007-C31:
Class AM, 5.591% 4/15/47	1,898,000	863,122
Class C, 5.8824% 4/15/47 (h)	2,455,000	270,050
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $347,945,817)	244,759,121
Foreign Government and Government Agency Obligations - 0.1%

United Mexican States 5.875% 1/15/14 (Cost $1,643,514)	1,665,000	1,702,463
Supranational Obligations - 0.0%

Corporacion Andina de Fomento:
5.2% 5/21/13	350,000	311,689
6.875% 3/15/12	225,000	217,669
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $571,060)		529,358
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (h) (Cost $3,520,000)	3,520,000	2,384,514
Cash Equivalents - 5.6%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.05%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Government Obligations) # (Cost $178,599,000)	$ 178,599,480	$ 178,599,000
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $3,636,955,960)	3,356,574,392
NET OTHER ASSETS - (6.1)%	(193,713,595)
NET ASSETS - 100%	$ 3,162,860,797
Swap Agreements
	Expiration Date	Notional Amount
Credit Default Swaps
Receive monthly notional amount multiplied by 1.32% and pay Goldman Sachs upon credit event of Securitized Asset Backed Receivables LLC Trust, par value of the notional amount of Securitized Asset Backed Receivables LLC Trust Series 2006-OP1 Class B2, 6.72% 10/25/35 (Rating-Ba1) (f)	Nov. 2035	$ 1,900,000	(1,768,161)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34 (Rating-Baa1) (f)	Nov. 2034	465,000	(187,806)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.102% 11/25/34 (Rating-B1) (f)

	Dec. 2034	$ 245,904	$ (230,515)
Receive monthly notional amount multiplied by 2.5% and pay Bank of America upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34 (Rating-Caa2) (f)	Oct. 2034	439,482	(420,058)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35 (Rating-Caa3) (f)	March 2035	507,247	(483,499)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33 (Rating-Baa3) (f)	May 2033	465,000	(241,714)

	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34 (Rating-B1) (f)

	Dec. 2034	$ 427,179	$ (400,446)
Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11, Class M9, 6.88% 11/25/34 (Rating-B1) (f)	Dec. 2034	307,967	(287,347)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34 (Rating-B2) (f)	Oct. 2034	151,744	(137,356)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional anount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7, Class B3, 7.6913% 7/25/34 (Rating-Baa3) (f)	August 2034	199,947	(184,400)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.6% and pay Merrill Lynch, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R8 Class M9, 8.07% 9/25/34 (Rating-Caa2) (f)

	Oct. 2034	$ 439,482	$ (419,889)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7, Class B3, 9.01% 8/25/34 (Rating-Baa3) (f)	Sept. 2034	135,917	(124,703)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of ABX AA 07-1 Index, par value of the proportional notional amount (Rating-Caa1) (g)	Sept. 2037	3,000,000	(2,865,000)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of ABX AA 07-1 Index, par value of the proportional notional amount (Rating-Caa1) (g)	Sept. 2037	2,600,000	(2,483,000)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of ABX AA 07-01 Index, par value of the proportional notional amount (Rating-Caa1) (g)	Sept. 2037	3,100,000	(2,960,500)

	Expiration Date	Notional Amount	Value

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of ABX AA 07-1 Index, par value of the proportional notional amount (Rating-Caa1) (g)

	Sept. 2037	$ 1,500,000	$ (1,432,500)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of ABX AA 07-1 Index, par value of the proportional notional amount (Rating-Caa1) (g)	August 2037	4,400,000	(4,202,000)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of ABX AA 07-1 Index, par value of the proportional notional amount (Rating-Caa1) (g)	August 2037	1,600,000	(1,528,000)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of ABX AA 07-1 Index, par value of the proportional notional amount (Rating-Caa1) (g)	Sept. 2037	4,600,000	(4,393,000)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34 (Rating-A3) (f)	August 2034	119,800	(82,955)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34 (Rating-A3) (f)

	Oct. 2034	$ 172,436	$ (101,976)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35 (Rating-C) (f)	June 2035	640,000	(605,551)
Receive monthly notional amount multiplied by 2.39% and pay UBS upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.73% 2/25/34 (Rating-Baa3) (f)	March 2034	253,837	(220,329)
Receive monthly notional amount multiplied by 2.4% and pay Deutsche Bank upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.2288% 1/25/34 (Rating-Ba2) (f)	Feb. 2034	4,841	(4,626)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32 (Rating-Baa3) (f)	April 2032	40,946	(38,782)

	Expiration Date	Notional Amount	Value

Receive monthly notional amount multiplied by 2.7% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.41% 5/25/35 (Rating-C) (f)

	June 2035	$ 770,000	$ (732,501)
Receive monthly notional amount multiplied by 3.66% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35 (Rating-C) (f)	June 2035	1,900,000	(1,798,593)
Receive monthly notional amount multiplied by 3.83% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 7.2% 5/25/35 (Rating-C) (f)	June 2035	600,000	(567,480)
Receive monthly notional amount multiplied by 5.12% and pay Bank of America upon credit event of Structured Asset Securities Corp., par value of the notional amount of Structured Asset Securities Corp. Series 2005-AR1 Class M8, 7.32% 9/25/35 (Rating-C) (f)	Oct. 2036	2,000,000	(1,917,339)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon credit event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10 (Rating-A3) (f)	Sept. 2010	1,900,000	(114,589)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon credit event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27 (Rating-Baa2) (f)

	March 2009	$ 1,400,000	$ (8,430)
Receive semi-annually notional amount multiplied by .61% and pay JPMorgan Chase, Inc. upon credit event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33 (Rating-Baa1) (f)	May 2011	4,290,000	(193,663)
Receive semi-annually notional amount multiplied by .625% and pay Deutsche Bank upon credit event of United Mexican States, par value of the notional amount of United Mexican States 7.5% 4/8/33 (Rating-Baa1) (f)	May 2011	2,260,000	(101,240)
TOTAL CREDIT DEFAULT SWAPS	$ 42,836,729	$ (31,237,948)
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	July 2009	42,000,000	489,842
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	11,825,000	434,200

	Expiration Date	Notional mount	Value
Receive quarterly a fixed rate equal to 4.774% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2015	$ 11,825,000	$ 1,725,471
Receive semi-annually a fixed rate equal to 3.567% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	May 2011	71,168,000	3,351,038
Receive semi-annually a fixed rate equal to 4.449% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	May 2018	24,935,000	4,074,102
Receive semi-annually a fixed rate equal to 4.49% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Sept. 2010	1,500,000	96,805
Receive semi-annually a fixed rate equal to 4.93% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Nov. 2010	1,000,000	64,588
Receive semi-annually a fixed rate equal to 5.186% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Sept. 2011	20,000,000	2,144,016
Receive semi-annually a fixed rate equal to 5.276% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	April 2011	52,500,000	4,437,242
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 5.31% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	$ 105,000,000	$ 9,016,088
Receive semi-annually a fixed rate equal to 5.3315% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	15,000,000	1,278,668
Receive semi-annually a fixed rate equal to 5.354% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	April 2011	32,000,000	2,815,654
TOTAL INTEREST RATE SWAPS		$ 388,753,000	$ 29,927,714
		$ 431,589,729	$ (1,310,234)
Legend
(a) Non-income producing - Issuer is in default.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $213,328,036 or 6.7% of net assets.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) A portion of the security is subject to a forward commitment to sell.
(e) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $17,663,681.

(f) Represents a credit default swap contract in which the fund has sold protection on the underlying reference entity. For the underlying reference entity, ratings disclosed are from Moody's Investor Services, Inc. Where Moody's ratings are not available, S&P ratings are disclosed and are indicated as such. Any underlying reference entity which is Not Rated (NR) by Moody's or S&P is designated as such. All ratings are as of the report date and do not reflect subsequent changes.

(g) Represents a tradable index of credit default swaps on home equity asset-backed debt securities. In addition, the swap represents a contract in which the fund has sold protection on the underlying securities within the index. Ratings represent a weighted average of the ratings of all securities included in the index. Ratings used in the weighted average are from Moody's Investor Services, Inc., or S&P where Moody's ratings are not available. All ratings are as of the report date and do not reflect subsequent changes.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$178,599,000 due 1/02/09 at 0.05%
Banc of America Securities LLC	$ 20,971,993
Bank of America, NA	38,434,602
Barclays Capital, Inc.	47,126,897
Goldman, Sachs & Co.	69,224,960
UBS Securities LLC	2,840,548
$ 178,599,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Ultra-Short Central Fund	$ 5,271,479
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Ultra-Short Central Fund	$ 435,371,129	$ -	$ 411,667,733*	$ -	0.0%
* Includes the value of shares redeemed through in-kind contributions. See Note 2 of the Notes to Financial Statements.
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 3,356,574,392	$ -	$ 3,338,638,127	$ 17,936,265
Other Financial Instruments*	$ (1,311,090)	$ -	$ 8,891,790	$ (10,202,880)
* Other financial instruments include Swap Agreements and Forward Commitments.
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
	Investments in Securities	Other Financial Instruments
Beginning Balance	$ 2,137,852	$ (10,030,825)
Total Realized Gain (Loss)	(167,167)	-*
Total Unrealized Gain (Loss)	(10,654,471)	5,398,633
Cost of Purchases	19,336,713	-
Proceeds of Sales	(2,736,256)	-
Amortization/Accretion	(333,494)	-
Transfer in/out of Level 3	10,353,088	(5,570,688)
Ending Balance	$ 17,936,265	$ (10,202,880)
* The realized gain (loss) for derivative instruments is not included in the rollforward. For the period, the realized gain (loss) on these instruments totaled $(8,324,494).

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities or Other Financial Instruments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $16,442,077 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $178,599,000) - See accompanying schedule: Unaffiliated issuers (cost $3,636,955,960)		$ 3,356,574,392
Commitment to sell securities on a delayed delivery basis	$ (1,023,864)
Receivable for securities sold on a delayed delivery basis	1,023,008	(856)
Receivable for investments sold, regular delivery		1,587,054
Cash		1,011,754
Receivable for swap agreements		37,079
Unrealized appreciation on swap agreements		29,927,714
Interest receivable		26,828,249
Other receivables		1,864,071
Total assets		3,417,829,457

Liabilities
Payable for investments purchased Regular delivery	$ 1,113,205
Delayed delivery	220,315,014
Unrealized depreciation on swap agreements	31,237,948
Payable for swap agreements	416,229
Other payables and accrued expenses	1,886,264
Total liabilities		254,968,660

Net Assets		$ 3,162,860,797
Net Assets consist of:
Paid in capital		$ 3,462,824,733
Undistributed net investment income		3,015,476
Accumulated undistributed net realized gain (loss) on investments		(18,197,140)
Net unrealized appreciation (depreciation) on investments		(284,782,272)
Net Assets, for 33,369,644 shares outstanding		$ 3,162,860,797
Net Asset Value, offering price and redemption price per share ($3,162,860,797 ÷ 33,369,644 shares)		$ 94.78

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 223,379
Interest		184,531,702
Income from Fidelity Central Funds		5,271,479
Total income		190,026,560

Expenses
Custodian fees and expenses	$ 124,539
Independent trustees' compensation	14,963
Total expenses before reductions	139,502
Expense reductions	(30,288)	109,214
Net investment income		189,917,346
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,701,169
Fidelity Central Funds	(73,045,771)
Swap agreements	7,288,654
Total net realized gain (loss)		(18,055,948)
Change in net unrealized appreciation (depreciation) on: Investment securities	(265,700,774)
Swap agreements	3,536,964
Delayed delivery commitments	(856)
Total change in net unrealized appreciation (depreciation)		(262,164,666)
Net gain (loss)		(280,220,614)
Net increase (decrease) in net assets resulting from operations		$ (90,303,268)

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 189,917,346	$ 171,814,072
Net realized gain (loss)	(18,055,948)	5,080,505
Change in net unrealized appreciation (depreciation)	(262,164,666)	(17,878,562)
Net increase (decrease) in net assets resulting from operations	(90,303,268)	159,016,015
Distributions to shareholders from net investment income	(186,208,380)	(167,465,735)
Distributions to shareholders from net realized gain	(7,723,403)	(2,131,039)
Total distributions	(193,931,783)	(169,596,774)
Affiliated Share transactions Proceeds from sales of shares	327,717,478	846,478,691
Reinvestment of distributions	193,931,783	90,626,029
Cost of shares redeemed	(662,360,879)	(133,664,658)
Net increase (decrease) in net assets resulting from share transactions	(140,711,618)	803,440,062
Total increase (decrease) in net assets	(424,946,669)	792,859,303

Net Assets
Beginning of period	3,587,807,466	2,794,948,163
End of period (including undistributed net investment income of $3,015,476 and undistributed net investment income of $3,017,076, respectively)	$ 3,162,860,797	$ 3,587,807,466
Other Information Shares
Sold	3,214,522	8,284,694
Issued in reinvestment of distributions	1,962,900	888,417
Redeemed	(6,809,276)	(1,300,993)
Net increase (decrease)	(1,631,854)	7,872,118

Financial Highlights

Years ended December 31,

2008

2007

2006 H

Selected Per-Share Data
Net asset value, beginning of period	$ 102.50	$ 103.02	$ 100.00
Income from Investment Operations
Net investment income D	5.319	5.534	2.814
Net realized and unrealized gain (loss)	(7.583)	(.594)	3.132
Total from investment operations	(2.264)	4.940	5.946
Distributions from net investment income	(5.236)	(5.385)	(2.826)
Distributions from net realized gain	(.220)	(.075)	(.100)
Total distributions	(5.456)	(5.460)	(2.926)
Net asset value, end of period	$ 94.78	$ 102.50	$ 103.02
Total Return B, C	(2.29)%	4.94%	5.95%
Ratios to Average Net Assets E, I
Expenses before reductions	-% G	-%G	-%A, G
Expenses net of fee waivers, if any	-%G	-%G	-%A, G
Expenses net of all reductions	-%G	-%G	-%A, G
Net investment income	5.35%	5.42%	5.23%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,162,861	$ 3,587,807	$ 2,794,948
Portfolio turnover rate F	140%	137%	99%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Amount represents less than .01%. H For the period June 23, 2006 (commencement of operations) to December 31, 2006. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Notes to Financial Statements

For the period ended December 31, 2008

13. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds).

14. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

On June 27, 2008, the Fund redeemed 2,971,457 shares of Fidelity Ultra-Short Central Fund, an affiliated entity, valued at $245,828,638 by receiving securities of equal value, including accrued interest. This is considered taxable to each Investing Fund for federal income tax purposes.

15. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets

Not Part of Financial Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts related to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 66,500,304
Unrealized depreciation	(348,891,840)
Net unrealized appreciation (depreciation)	(282,391,536)
Capital loss carryforward	(16,442,077)

Cost for federal income tax purposes	$ 3,638,965,928

Not Part of Financial Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 190,421,145	$ 169,596,774
Long-term Capital Gains	3,510,638	-
Total	$ 193,931,783	$ 169,596,774

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

16. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund entered into swap agreements, which are contracts between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gains or losses in the Fund's accompanying Statement of Operations. Gains or losses are realized in the event of an early termination of a swap agreement. Risks of loss may exceed amounts recognized on the Fund's Statement of Asset and Liabilities. Risks of loss may include unfavorable changes in the returns of the underlying instruments or indexes, adverse fluctuations of interest rates, failure of the counterparty to perform under the terms of the agreement and lack of liquidity in the market. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements." Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian bank in accordance with the swap agreement and if required, is identified in the Fund's Schedule of Investments. The Fund could experience delays and costs in gaining access to the collateral even though it is held in the Fund's custodian bank.

Changes in interest rates can have a negative effect on both the value of the Fund's bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall. The Fund entered into interest rate swap agreements to manage its exposure to interest rate changes. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates (e.g. fixed rate, floating rate), applied to a notional principal amount.

The Fund entered into credit default swap agreements to provide a measure of protection against defaults of an issuer ("buyer of protection") and/or to gain credit exposure to an issuer to which it is not otherwise exposed ("seller of protection"). The issuer may be either a single issuer or a "basket" of issuers. As a buyer of protection, the Fund does so when it holds bonds of the issuer or without owning the underlying asset or debt issued by the

Not Part of Financial Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Swap Agreements - continued

reference entity. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller acts as a guarantor of the credit worthiness of a reference obligation. Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses in the Fund's accompanying Statement of Operations. Periodic payments are made over the life of the contract provided that no credit event occurs. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on corporate or sovereign issuers, a credit event may be triggered by events such as bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. If a credit event were to occur during the term of the contract, upon notification from the buyer, the seller is obligated to take delivery from the buyer the notional amount of a reference obligation, at par. The difference between the value of the obligation received and the notional amount paid is recorded as a realized loss to the seller. For credit default swaps on asset-backed securities, the reference obligation described represents the security that will be put to the seller. For credit default swaps on corporate or sovereign issuers, under the terms of the agreement, the obligation that is put to the seller is not limited to the specific reference obligation described in the Fund's Schedule of Investments.

The notional amount of credit default swaps is included in the Fund's Schedule of Investments and approximates the maximum potential amount of future payments that the Fund could be required to make if the Fund is the seller of protection and a credit event were to occur. The total notional amount of all credit default swaps open at period end where the Fund is the seller of protection amounted to $42,836,729 representing 1.35% of net assets.

The value of each credit default swap and credit rating disclosed for each reference obligation in the Fund's Schedule of Investments, where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. Any current or future declines in the value of the swap may be partially offset by upfront payments received by the Fund as the seller of protection if applicable. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

17. Purchases and Sales of Investments.

Purchases and sales of securities(including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $753,179,130 and $664,707,773, respectively.

18. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FIMM, FMR pays FIMM a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

19. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $14,963.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15,325.

Not Part of Financial Report

20. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund according to the following schedule:

Fund	Ownership %
VIP Asset Manager Portfolio	16.0%
VIP Asset Manager: Growth Portfolio	1.2%
VIP Balanced Portfolio	9.6%
VIP Investment Grade Bond Portfolio	73.2%

21. Credit Risk.

The Fund invests a portion of it assets, directly or indirectly, in structured securities of issuers that hold mortgage securities, including securities backed by subprime mortgage loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by subprime mortgage loans have resulted in increased volatility of market price and periods of less liquidity that have adversely impacted the valuation of certain issuers of the Fund.

Not Part of Financial Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 23, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity VIP Investment Grade Central Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from June 23, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2009

Not Part of Financial Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The Fund's Statement of Additional Information includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

 Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Not Part of Financial Report

Not Part of Financial Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIGB-ANN-0209
1.540025.111

Fidelity® Variable Insurance Products:
Strategic Income Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fund A
VIP Strategic Income - Initial Class	-10.20%	2.76%	2.74%
VIP Strategic Income - Service Class B	-10.37%	2.62%	2.61%
VIP Strategic Income - Service Class 2 C	-10.56%	2.46%	2.45%
VIP Strategic Income - Investor Class D	-10.34%	2.70%	2.69%

A From December 23, 2003.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young and Joanna Bewick, Lead Co-Managers of VIP Strategic Income Portfolio

Though not as crushing in absolute terms as the equity markets, global debt securities saw their own share of volatility during the year ending December 31, 2008. As credit markets the world over began to seize up and the multiyear global growth story collapsed, debt backed in some form by the governments of the major developed-world economies produced positive returns. Virtually everything else lost money, as investors spurned risk and fled toward safer havens. In the United States, Treasury securities - long considered an essentially risk-free asset class - produced the most solid returns, with the Barclays Capital U.S. Government Bond Index gaining 12.39% during the past year. In sharp contrast, the below-investment-grade high-yield bond market fell deep into negative territory for the period, as illustrated by the -26.11% return of the Merrill Lynch® U.S. High Yield Master II Constrained Index. Similar risk-averse investment behavior touched the foreign bond markets. Higher-quality sovereign debt issued by the developed economies of the world solidly outpaced the credit instruments issued by the emerging-markets economies. This disparity was highlighted by the 1.69% gain of the Citigroup® Non-U.S. Group of 7 Index - a gauge of the debt performance of major economies outside the U.S. - versus the -10.91% annual return produced by the JPMorgan Emerging Markets Bond Index (EMBI) Global.

VIP Strategic Income underperformed the 8.99% decline of the Fidelity Strategic Income Composite Index for the year. (For specific portfolio results, please refer to the performance section of this report). Our defensive asset allocation strategy - overweighting the higher-quality investment-grade asset classes and underweighting the riskier ones - helped performance versus the Composite index, but security selection at the subportfolio level proved more challenging. In the emerging-markets sleeve, for example, a sizable overweighting in one country position - Argentina - was the biggest factor in our underperformance there. In high-yield debt, the period's worst-performing asset class, our underweighting helped, but was somewhat offset by poor-performing technology and automotive issues in the high-yield subportfolio. The developed-markets sleeve came up a bit short, in part due to the strengthening U.S. dollar, which detracted from the returns of non-U.S. securities. Meanwhile, the U.S. government bond category - the focal point of the debt markets' quality bias - delivered a double-digit gain, and our U.S. fixed-income subportfolio produced a comparably solid return as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.73%
Actual		$ 1,000.00	$ 890.00	$ 3.47
Hypothetical A		$ 1,000.00	$ 1,021.47	$ 3.71
Service Class	.83%
Actual		$ 1,000.00	$ 889.10	$ 3.94
Hypothetical A		$ 1,000.00	$ 1,020.96	$ 4.22
Service Class 2.98%
Actual		$ 1,000.00	$ 888.10	$ 4.65
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98
Investor Class	.76%
Actual		$ 1,000.00	$ 889.40	$ 3.61
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each non-money market Fidelity Central Fund.

Top Five Holdings as of December 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	14.9	15.7
Fannie Mae	9.2	9.1
Freddie Mac	5.9	5.1
German Federal Republic	3.8	4.9
Japan Government	2.8	2.8
	36.6
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	6.8	6.9
Telecommunication Services	5.3	4.5
Information Technology	3.5	4.0
Energy	3.3	4.2
Financials	3.2	4.0
Quality Diversification (% of fund's net assets)
As of December 31, 2008	As of June 30, 2008
U.S. Government and U.S. Government Agency Obligations 31.6%	U.S. Government and U.S. Government Agency Obligations 29.9%
AAA,AA,A 15.9%	AAA,AA,A 15.8%
BBB 3.8%	BBB 5.0%
BB 12.3%	BB 11.2%
B 16.0%	B 17.6%
CCC,CC,C 6.3%	CCC,CC,C 7.1%
D 0.0%†	D 0.0%
Not Rated 1.0%	Not Rated 1.5%
Equities 0.1%	Equities 0.2%
Short-Term Investments and Net Other Assets 13.0%	Short-Term Investments and Net Other Assets 11.7%

† Amount represents less than 0.1%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Preferred Securities 0.7%		Preferred Securities 0.7%
	Corporate Bonds 25.2%		Corporate Bonds 28.6%
	U.S. Government and U.S. Government Agency Obligations 31.6%		U.S. Government and U.S. Government Agency Obligations 29.9%
	Foreign Government & Government Agency Obligations 22.5%		Foreign Government & Government Agency Obligations 23.2%
	Floating Rate Loans 6.6%		Floating Rate Loans 5.2%
	Stocks 0.1%		Stocks 0.2%
	Other Investments 0.3%		Other Investments 0.5%
	Short-Term Investments and Net Other Assets 13.0%		Short-Term Investments and Net Other Assets 11.7%
* Foreign investments	31.8%	** Foreign investments	32.9%
* Futures and Swaps	2.7%	** Swaps	1.4%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 25.1%
		Principal Amount (d)	Value
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Advanced Micro Devices, Inc.:
5.75% 8/15/12		$ 335,000	$ 115,156
6% 5/1/15		1,405,000	402,533
ON Semiconductor Corp. 0% 4/15/24		20,000	16,400
Spansion, Inc. 2.25% 6/15/16 (g)		240,000	12,000
			546,089
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. 3.125% 6/15/12		30,000	18,171
TOTAL CONVERTIBLE BONDS			564,260
Nonconvertible Bonds - 24.9%
CONSUMER DISCRETIONARY - 4.3%
Auto Components - 0.0%
Affinia Group, Inc. 9% 11/30/14		170,000	85,000
TRW Automotive, Inc.:
7% 3/15/14 (g)		20,000	10,600
7.25% 3/15/17 (g)		15,000	7,650
Visteon Corp. 7% 3/10/14		400,000	60,000
			163,250
Automobiles - 0.3%
Ford Motor Co.:
6.5% 8/1/18		273,000	64,155
7.125% 11/15/25		365,000	79,388
7.4% 11/1/46		80,000	17,600
7.45% 7/16/31		663,000	185,640
7.5% 8/1/26		265,000	58,300
8.875% 1/15/22		70,000	16,100
8.9% 1/15/32		30,000	7,500
General Motors Corp.:
6.75% 5/1/28		687,000	113,355
7.125% 7/15/13		210,000	38,850
7.2% 1/15/11		130,000	24,700
7.4% 9/1/25		369,000	60,885
7.7% 4/15/16		535,000	85,600
8.1% 6/15/24		175,000	28,000
8.25% 7/15/23		698,000	115,170
8.375% 7/15/33		750,000	131,250
8.8% 3/1/21		150,000	24,000
			1,050,493

		Principal Amount (d)	Value
Diversified Consumer Services - 0.0%
Affinion Group, Inc. 11.5% 10/15/15		$ 175,000	$ 110,250
Mac-Gray Corp. 7.625% 8/15/15		40,000	36,800
			147,050
Hotels, Restaurants & Leisure - 1.1%
Carrols Corp. 9% 1/15/13		355,000	234,300
Gaylord Entertainment Co.:
6.75% 11/15/14		130,000	75,400
8% 11/15/13		100,000	68,000
MGM Mirage, Inc.:
5.875% 2/27/14		400,000	251,000
6.625% 7/15/15		970,000	607,463
6.75% 9/1/12		110,000	76,450
6.75% 4/1/13		640,000	435,200
6.875% 4/1/16		180,000	112,500
7.5% 6/1/16		745,000	463,763
7.625% 1/15/17		412,000	257,500
Mohegan Tribal Gaming Authority 6.875% 2/15/15		100,000	50,500
OSI Restaurant Partners, Inc. 10% 6/15/15		885,000	163,725
Scientific Games Corp. 6.25% 12/15/12		40,000	32,200
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (g)		100,000	55,000
Six Flags Operations, Inc. 12.25% 7/15/16 (g)		349,000	136,110
Six Flags, Inc.:
8.875% 2/1/10		580,000	127,600
9.625% 6/1/14		46,000	6,900
Speedway Motorsports, Inc. 6.75% 6/1/13		95,000	66,500
Station Casinos, Inc.:
6% 4/1/12		610,000	122,000
6.5% 2/1/14		811,000	40,550
6.625% 3/15/18		830,000	41,500
6.875% 3/1/16		865,000	43,250
7.75% 8/15/16		920,000	177,100
Town Sports International Holdings, Inc. 0% 2/1/14 (e)		23,000	13,110
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10		45,000	27,900
Vail Resorts, Inc. 6.75% 2/15/14		225,000	158,625
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)		230,000	6,900
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Virgin River Casino Corp./RBG LLC/B&BB, Inc.: - continued
9% 1/15/12		$ 30,000	$ 9,000
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/14 (g)		78,000	46,800
			3,906,846
Household Durables - 0.1%
K. Hovnanian Enterprises, Inc. 11.5% 5/1/13		360,000	266,400
Urbi, Desarrollos Urbanos, SA de CV 8.5% 4/19/16 (g)		140,000	105,000
			371,400
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12		40,000	28,000
Media - 2.4%
AMC Entertainment, Inc. 11% 2/1/16		120,000	84,000
BSkyB Finance UK Ltd. 5.75% 10/20/17 (Reg. S)	GBP	75,000	93,166
Cablemas SA de CV 9.375% 11/15/15 (Reg. S)		600,000	504,720
CanWest Media, Inc. 8% 9/15/12		40,000	18,400
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15		1,057,000	184,975
11% 10/1/15		22,000	3,410
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10		640,000	284,800
10.25% 9/15/10		588,000	270,480
10.25% 10/1/13		425,000	142,375
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% 4/30/14 (g)		415,000	313,325
10.875% 9/15/14 (g)		360,000	284,400
Clear Channel Communications, Inc.:
4.9% 5/15/15		255,000	28,050
5.5% 9/15/14		323,000	38,760
5.5% 12/15/16		160,000	18,400
5.75% 1/15/13		195,000	28,275
6.25% 3/15/11		10,000	3,000
6.875% 6/15/18		170,000	20,400
7.25% 10/15/27		207,000	24,840
10.75% 8/1/16 (g)		1,270,000	266,700

		Principal Amount (d)	Value
CSC Holdings, Inc.:
7.625% 7/15/18		$ 84,000	$ 65,520
7.875% 2/15/18		241,000	190,390
EchoStar Communications Corp.:
6.625% 10/1/14		790,000	663,600
7% 10/1/13		340,000	294,950
7.125% 2/1/16		2,125,000	1,806,250
Haights Cross Communications, Inc. 0% 8/15/11 (e)		20,000	7,400
iesy Repository GmbH 10.375% 2/15/15 (g)		50,000	39,000
Lamar Media Corp. 6.625% 8/15/15		770,000	557,288
Liberty Media Corp.:
8.25% 2/1/30		195,000	111,864
8.5% 7/15/29		230,000	131,862
MediMedia USA, Inc. 11.375% 11/15/14 (g)		50,000	30,000
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (e)		460,000	165,600
10% 8/1/14		230,000	184,000
Rainbow National Services LLC:
8.75% 9/1/12 (g)		110,000	99,550
10.375% 9/1/14 (g)		365,000	330,325
The Reader's Digest Association, Inc. 9% 2/15/17		160,000	11,200
TL Acquisitions, Inc. 10.5% 1/15/15 (g)		1,365,000	573,300
Videotron Ltd. 6.875% 1/15/14		125,000	110,625
WPP Group PLC 6% 4/4/17	GBP	75,000	78,513
			8,063,713
Multiline Retail - 0.1%
Matahari Finance BV 9.5% 10/6/09		300,000	255,000
Specialty Retail - 0.2%
Claire's Stores, Inc.:
9.25% 6/1/15		150,000	31,500
10.375% 6/1/15 pay-in-kind (k)		247,191	20,039
Michaels Stores, Inc.:
0% 11/1/16 (e)		30,000	3,600
10% 11/1/14		1,150,000	506,000
11.375% 11/1/16		59,000	17,110
			578,249
Textiles, Apparel & Luxury Goods - 0.1%
Levi Strauss & Co.:
8.875% 4/1/16		170,000	113,900
9.75% 1/15/15		115,000	79,350
			193,250
TOTAL CONSUMER DISCRETIONARY			14,757,251
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Cerveceria Nacional Dominicana C por A 16% 3/27/12 (g)		$ 200,000	$ 98,966
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
7.5% 3/1/17		375,000	241,875
8.625% 3/1/15		55,000	18,975
9.375% 12/15/15		255,000	83,513
9.5% 6/15/17		345,000	116,438
10.375% 7/15/16		305,000	222,650
			683,451
Food Products - 0.2%
Gruma SA de CV 7.75%		385,000	211,750
Hines Nurseries, Inc. 10.25% 10/1/11 (c)		120,000	12,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11		25,000	17,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.:
9.25% 4/1/15		35,000	22,575
10.625% 4/1/17		65,000	35,100
Reddy Ice Holdings, Inc. 10.5% 11/1/12		130,000	65,000
Smithfield Foods, Inc. 7.75% 7/1/17		170,000	96,900
			460,825
Household Products - 0.0%
Central Garden & Pet Co. 9.125% 2/1/13		75,000	44,250
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		40,000	28,000
TOTAL CONSUMER STAPLES			1,315,492
ENERGY - 2.8%
Energy Equipment & Services - 0.1%
Complete Production Services, Inc. 8% 12/15/16		130,000	81,900
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (g)		240,000	115,200
Seabulk International, Inc. 9.5% 8/15/13		135,000	127,406
			324,506
Oil, Gas & Consumable Fuels - 2.7%
ANR Pipeline, Inc. 7.375% 2/15/24		115,000	97,750
Atlas Energy Operating Co. LLC/Financing Corp. 10.75% 2/1/18 (g)		245,000	154,350

		Principal Amount (d)	Value
Atlas Pipeline Partners LP 8.125% 12/15/15		$ 840,000	$ 546,000
Berry Petroleum Co. 8.25% 11/1/16		150,000	81,000
Chaparral Energy, Inc.:
8.5% 12/1/15		300,000	66,000
8.875% 2/1/17		250,000	55,000
Chesapeake Energy Corp.:
6.5% 8/15/17		250,000	192,500
6.875% 11/15/20		375,000	270,000
7.5% 9/15/13		40,000	33,800
7.625% 7/15/13		655,000	569,850
Colorado Interstate Gas Co. 6.8% 11/15/15		260,000	223,988
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (g)		270,000	108,000
Drummond Co., Inc. 7.375% 2/15/16 (g)		140,000	72,800
EXCO Resources, Inc. 7.25% 1/15/11		10,000	7,700
Gaz Capital SA (Luxembourg) 6.605% 2/13/18	EUR	50,000	39,925
Harvest Operations Corp. 7.875% 10/15/11		50,000	35,000
InterNorth, Inc. 9.625% 3/16/06 (c)		100,000	250
KazMunaiGaz Finance Sub BV:
8.375% 7/2/13 (g)		200,000	158,000
9.125% 7/2/18 (g)		130,000	84,500
Mariner Energy, Inc.:
7.5% 4/15/13		45,000	28,800
8% 5/15/17		100,000	50,000
Massey Energy Co. 6.875% 12/15/13		715,000	518,375
OPTI Canada, Inc. 7.875% 12/15/14		265,000	139,125
Peabody Energy Corp.:
7.375% 11/1/16		300,000	282,000
7.875% 11/1/26		300,000	234,000
Pemex Project Funding Master Trust:
6.625% 6/15/35		170,000	143,905
6.625% 6/15/35 (g)		75,000	63,488
Petrohawk Energy Corp.:
7.875% 6/1/15 (g)		510,000	377,400
9.125% 7/15/13		600,000	486,000
Petroleos de Venezuela SA:
5.25% 4/12/17		3,590,000	1,292,400
5.375% 4/12/27		905,000	271,500
Petroleum Development Corp. 12% 2/15/18		265,000	164,300
Range Resources Corp. 7.375% 7/15/13		100,000	84,000
SandRidge Energy, Inc.:
8% 6/1/18 (g)		460,000	266,800
8.625% 4/1/15 pay-in-kind (k)		230,000	115,000
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ship Finance International Ltd. 8.5% 12/15/13		$ 145,000	$ 102,950
Southern Star Central Corp. 6.75% 3/1/16		90,000	74,700
Southwestern Energy Co. 7.5% 2/1/18 (g)		150,000	132,000
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13		70,000	36,400
Tennessee Gas Pipeline Co.:
7% 10/15/28		20,000	15,303
7.5% 4/1/17		445,000	392,528
7.625% 4/1/37		50,000	39,687
8.375% 6/15/32		40,000	34,516
TNK-BP Finance SA:
6.875% 7/18/11 (g)		300,000	222,000
7.5% 3/13/13 (Reg. S)		500,000	315,000
Venoco, Inc. 8.75% 12/15/11		190,000	91,200
W&T Offshore, Inc. 8.25% 6/15/14 (g)		310,000	155,000
YPF SA 10% 11/2/28		340,000	204,680
			9,129,470
TOTAL ENERGY			9,453,976
FINANCIALS - 2.7%
Capital Markets - 0.2%
Bank of Scotland 6.125% 2/5/13	EUR	142,000	188,487
Merrill Lynch & Co., Inc. 4.625% 10/2/13	EUR	100,000	116,219
Morgan Stanley 3.75% 3/1/13	EUR	100,000	106,714
VTB Capital SA 8.25% 6/30/11	EUR	100,000	114,416
			525,836
Commercial Banks - 0.9%
Anglo Irish Bank Corp. PLC 3.469% 6/25/14 (k)	EUR	120,000	133,147
Banca Popolare di Lodi Investor Trust III 6.742% (k)	EUR	50,000	34,763
Bancaja Emisiones SA 4.625% (k)	EUR	87,000	30,377
Development Bank of Philippines 8.375% (k)		400,000	280,000
EXIM of Ukraine:
7.65% 9/7/11 (Issued by Credit Suisse London Branch for EXIM Ukraine)		1,075,000	451,500
7.75% 9/23/09 (Issued by Dresdner Bank AG for EXIM Ukraine)		250,000	192,500
Export-Import Bank of India 1.4488% 6/7/12 (k)	JPY	20,000,000	187,379
Halifax PLC 4.75% 3/24/09	EUR	100,000	138,352

		Principal Amount (d)	Value
HSBK (Europe) B.V. 9.25% 10/16/13 (g)		$ 480,000	$ 360,000
Hypo Real Estate International Trust I 5.864% (k)	EUR	150,000	14,665
JSC Halyk Bank of Kazakhstan (Reg. S) 8.125% 10/7/09		215,000	202,100
NJSC Naftogaz of Ukraine 8.125% 9/30/09 (Issued by Standard Bank PLC for NJSC Naftogaz of Ukraine)		100,000	48,000
Russian Standard Finance SA 6.825% 9/16/09	EUR	50,000	53,468
St. George Bank Ltd. 6.5% 6/24/13	EUR	100,000	141,527
Standard Chartered Bank 3.319% 3/28/18 (k)	EUR	100,000	87,786
Vimpel Communications
8% 2/11/10 (Reg. S) (Issued by UBS Luxembourg SA for Vimpel Communications)		400,000	356,000
8.375% (Reg. S) 10/22/11 (Issued by UBS Luxembourg SA for Vimpel Communications)		360,000	288,000
Wachovia Bank NA 5.25% 8/1/23	GBP	100,000	102,349
Wachovia Corp. 4.375% 8/1/16	EUR	50,000	55,938
			3,157,851
Consumer Finance - 0.2%
ACE Cash Express, Inc. 10.25% 10/1/14 (g)		80,000	16,000
Ford Motor Credit Co. LLC:
7% 10/1/13		95,000	65,638
7.25% 10/25/11		170,000	124,187
7.375% 2/1/11		45,000	34,221
GMAC LLC:
6% 4/1/11 (g)		91,000	70,022
8% 11/1/31 (g)		193,000	114,717
SLM Corp.:
3.529% 12/15/10 (k)	EUR	100,000	99,858
3.659% 6/17/13 (k)	EUR	57,000	47,787
			572,430
Diversified Financial Services - 0.9%
Air Liquide Finance 6.125% 11/28/12	EUR	150,000	215,443
Banca Italease SpA 3.569% 6/28/16 (k)	EUR	100,000	60,509
Bank of America Corp. 4% 3/28/18 (k)	EUR	100,000	112,242
BAT International Finance PLC 5.375% 6/29/17	EUR	50,000	60,283
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13		565,000	347,475
Diageo Finance PLC 6.625% 12/5/14	EUR	100,000	143,669
Dignity Finance PLC:
6.31% 12/31/23 (Reg. S)	GBP	8,492	11,728
8.151% 12/31/30	GBP	20,000	28,218
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
FireKeepers Development Authority 13.875% 5/1/15 (g)		$ 100,000	$ 60,000
Getin Finance PLC 6.592% 5/13/09 (k)	EUR	50,000	60,480
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12		238,000	186,830
IFIL Finanziaria di Partecipazioni SpA 5.375% 6/12/17	EUR	50,000	60,257
Imperial Tobacco Finance:
5.5% 11/22/16	GBP	50,000	62,068
7.25% 9/15/14	EUR	50,000	63,600
Linde Finance BV 6.75% 12/8/15	EUR	150,000	213,898
NCO Group, Inc. 11.875% 11/15/14		120,000	42,000
OAO TMK 8.5% 9/29/09 (Issued by TMK Capital SA for OAO TMK)		500,000	397,500
Pakistan International Sukuk Co. Ltd. 5.3569% 1/27/10 (k)		200,000	156,500
Red Arrow International Leasing PLC 8.375% 6/30/12	RUB	7,431,387	116,819
TMK Capital SA 10% 7/29/11		500,000	275,000
TransCapitalInvest Ltd. 5.381% 6/27/12 (Reg. S)	EUR	150,000	151,479
UT2 Funding PLC 5.321% 6/30/16	EUR	80,000	44,229
Vattenfall Treasury AB 5.75% 12/5/13	EUR	50,000	71,996
WaMu Covered Bond Program:
3.875% 9/27/11	EUR	50,000	63,168
4.375% 5/19/14	EUR	50,000	59,023
			3,064,414
Insurance - 0.0%
Corporacion Mapfre SA 5.921% 7/24/37 (k)	EUR	100,000	59,358
Old Mutual PLC 4.5% 1/18/17 (k)	EUR	50,000	29,790
			89,148
Real Estate Investment Trusts - 0.2%
BF Saul REIT 7.5% 3/1/14		95,000	84,550
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (g)		330,000	118,800
Senior Housing Properties Trust:
7.875% 4/15/15		180,000	142,200
8.625% 1/15/12		280,000	238,000
			583,550
Real Estate Management & Development - 0.2%
Realogy Corp.:
10.5% 4/15/14		2,905,000	464,800

		Principal Amount (d)	Value
11.75% 4/15/14 pay-in-kind (k)		$ 194,356	$ 18,375
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	75,000	75,210
			558,385
Thrifts & Mortgage Finance - 0.1%
Credit Logement SA:
3.929% 12/2/49 (k)	EUR	100,000	100,559
4.604% (k)	EUR	100,000	91,109
Nationwide Building Soc(UNGTD) 3.375% 8/17/15 (k)	EUR	200,000	251,657
			443,325
TOTAL FINANCIALS			8,994,939
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 0.1%
Bausch & Lomb, Inc. 9.875% 11/1/15 (g)		420,000	323,400
Biomet, Inc. 10% 10/15/17		15,000	14,250
Invacare Corp. 9.75% 2/15/15		90,000	79,200
			416,850
Health Care Providers & Services - 1.8%
Cardinal Health 409, Inc. 9.5% 4/15/15 pay-in-kind (k)		730,000	284,700
CRC Health Group, Inc. 10.75% 2/1/16		90,000	54,000
DASA Finance Corp. 8.75% 5/29/18 (g)		165,000	128,700
DaVita, Inc. 6.625% 3/15/13		340,000	312,800
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11		125,000	120,625
HCA, Inc.:
9.125% 11/15/14		1,725,000	1,587,000
9.25% 11/15/16		1,545,000	1,413,675
10.375% 11/15/16 pay-in-kind (k)		60,000	44,487
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14		90,000	70,650
Rural/Metro Corp. 9.875% 3/15/15		80,000	60,000
Skilled Healthcare Group, Inc. 11% 1/15/14		78,000	74,880
Sun Healthcare Group, Inc. 9.125% 4/15/15		30,000	26,700
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13		650,000	513,500
Tenet Healthcare Corp.:
7.375% 2/1/13		150,000	103,500
9.25% 2/1/15		130,000	104,325
9.875% 7/1/14		995,000	800,975
U.S. Oncology, Inc. 9% 8/15/12		150,000	136,500
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Vanguard Health Holding Co. I, LLC 0% 10/1/15 (e)		$ 40,000	$ 30,600
Vanguard Health Holding Co. II LLC 9% 10/1/14		355,000	292,875
			6,160,492
Life Sciences Tools & Services - 0.0%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		70,000	63,000
Pharmaceuticals - 0.1%
Bayer AG 5.493% 4/10/10 (k)	EUR	50,000	69,191
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11		65,000	38,350
Leiner Health Products, Inc. 11% 6/1/12 (c)		90,000	4,500
Schering-Plough Corp. 5.375% 10/1/14	EUR	130,000	169,739
			281,780
TOTAL HEALTH CARE			6,922,122
INDUSTRIALS - 1.5%
Aerospace & Defense - 0.1%
Alion Science & Technology Corp. 10.25% 2/1/15		50,000	22,500
Hexcel Corp. 6.75% 2/1/15		100,000	75,000
Orbimage Holdings, Inc. 12.6538% 7/1/12 (k)		100,000	84,000
			181,500
Airlines - 0.2%
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22		50,000	24,500
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)		750,000	15,000
10% 8/15/49 (a)		70,000	1,400
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22		612,383	388,863
8.021% 8/10/22		321,249	165,443
Northwest Airlines Corp. 10% 2/1/09 (a)		105,000	788
Northwest Airlines, Inc.:
7.875% 3/15/08 (a)		90,000	450
8.875% 6/1/06 (a)		80,000	600
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19		132,000	71,280
8.028% 11/1/17		70,000	35,000
			703,324

		Principal Amount (d)	Value
Building Products - 0.2%
Compagnie de St. Gobain 5.643% 4/11/12 (k)	EUR	100,000	$ 113,591
Nortek, Inc.:
8.5% 9/1/14		$ 730,000	164,250
10% 12/1/13		545,000	373,325
NTK Holdings, Inc. 0% 3/1/14 (e)		455,000	91,000
			742,166
Commercial Services & Supplies - 0.4%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13		10,000	7,700
Browning-Ferris Industries, Inc. 9.25% 5/1/21		100,000	98,823
Cenveo Corp. 10.5% 8/15/16 (g)		175,000	101,500
Iron Mountain, Inc.:
6.625% 1/1/16		480,000	390,000
7.75% 1/15/15		180,000	161,550
8.625% 4/1/13		185,000	173,900
West Corp. 9.5% 10/15/14		475,000	251,750
			1,185,223
Construction & Engineering - 0.0%
Blount, Inc. 8.875% 8/1/12		50,000	46,250
Obrascon Huarte Lain SA 5% 5/18/12	EUR	100,000	85,866
			132,116
Electrical Equipment - 0.0%
Coleman Cable, Inc. 9.875% 10/1/12		60,000	40,200
General Cable Corp. 7.125% 4/1/17		40,000	26,400
Sensus Metering Systems, Inc. 8.625% 12/15/13		60,000	44,400
			111,000
Industrial Conglomerates - 0.2%
Hutchison Whampoa Finance 06 Ltd. 4.625% 9/21/16	EUR	100,000	104,602
Sequa Corp.:
11.75% 12/1/15 (g)		685,000	260,300
13.5% 12/1/15 pay-in-kind (g)		245,786	75,794
Siemens Financieringsmaatschappij NV 6.125% 9/14/66 (k)	GBP	50,000	54,466
			495,162
Machinery - 0.1%
Chart Industries, Inc. 9.125% 10/15/15		60,000	45,000
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16		85,000	52,700
9.5% 8/1/14		380,000	285,000
			382,700
Marine - 0.1%
Navios Maritime Holdings, Inc. 9.5% 12/15/14		230,000	124,200
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Marine - continued
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14		$ 80,000	$ 52,000
US Shipping Partners LP 13% 8/15/14		170,000	47,600
			223,800
Professional Services - 0.0%
FTI Consulting, Inc.:
7.625% 6/15/13		50,000	43,750
7.75% 10/1/16		80,000	66,400
			110,150
Road & Rail - 0.1%
Kansas City Southern de Mexico, SA de CV:
7.375% 6/1/14		100,000	78,000
7.625% 12/1/13		100,000	84,000
TFM SA de CV 9.375% 5/1/12		300,000	276,000
			438,000
Trading Companies & Distributors - 0.1%
Glencore Finance (Europe) SA 7.125% 4/23/15	EUR	100,000	61,976
Penhall International Corp. 12% 8/1/14 (g)		80,000	32,000
VWR Funding, Inc. 10.25% 7/15/15		523,000	298,110
			392,086
TOTAL INDUSTRIALS			5,097,227
INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.4%
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14		320,000	260,000
Lucent Technologies, Inc.:
6.45% 3/15/29		1,620,000	639,900
6.5% 1/15/28		400,000	158,000
Nortel Networks Corp.:
9.0025% 7/15/11 (k)		190,000	44,650
10.125% 7/15/13		190,000	48,450
10.75% 7/15/16		690,000	175,950
10.75% 7/15/16 (g)		325,000	82,875
			1,409,825
Electronic Equipment & Components - 0.2%
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15 (g)		675,000	467,438
Series B, 10.25% 11/1/15 (g)		290,000	200,825
			668,263

		Principal Amount (d)	Value
IT Services - 0.3%
Ceridian Corp.:
11.25% 11/15/15 (g)		$ 230,000	$ 126,500
12.25% 11/15/15 pay-in-kind (g)(k)		55,000	26,950
Iron Mountain, Inc. 8.75% 7/15/18		710,000	612,375
SunGard Data Systems, Inc. 9.125% 8/15/13		260,000	215,800
Unisys Corp.:
8% 10/15/12		65,000	18,200
12.5% 1/15/16		210,000	58,800
			1,058,625
Office Electronics - 0.0%
Xerox Corp. 7.625% 6/15/13		65,000	53,950
Semiconductors & Semiconductor Equipment - 1.0%
Amkor Technology, Inc.:
7.125% 3/15/11		10,000	6,725
9.25% 6/1/16		470,000	267,900
Avago Technologies Finance Ltd.:
7.7025% 6/1/13 (k)		44,000	35,035
10.125% 12/1/13		695,000	529,069
11.875% 12/1/15		505,000	350,975
Freescale Semiconductor, Inc.:
8.875% 12/15/14		2,685,000	1,154,550
9.125% 12/15/14 pay-in-kind (k)		1,550,000	318,272
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 5.2463% 12/15/11 (c)(k)		40,000	1,900
New ASAT Finance Ltd. 9.25% 2/1/11		105,000	11,025
NXP BV:
7.5025% 10/15/13 (k)		735,000	213,150
7.875% 10/15/14		360,000	133,200
9.5% 10/15/15		1,280,000	230,400
Spansion LLC 11.25% 1/15/16 (g)		255,000	17,850
Viasystems, Inc. 10.5% 1/15/11		140,000	100,800
			3,370,851
Software - 0.0%
Open Solutions, Inc. 9.75% 2/1/15 (g)		50,000	5,500
TOTAL INFORMATION TECHNOLOGY			6,567,014
MATERIALS - 2.5%
Chemicals - 0.6%
America Rock Salt Co. LLC 9.5% 3/15/14		225,000	209,250
Georgia Gulf Corp.:
7.125% 12/15/13		90,000	25,200
9.5% 10/15/14		710,000	220,100
Huntsman LLC 11.625% 10/15/10		182,000	154,700
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13		$ 235,000	$ 162,150
MacDermid, Inc. 9.5% 4/15/17 (g)		40,000	21,200
Momentive Performance Materials, Inc.:
9.75% 12/1/14		1,200,000	504,000
10.875% 12/1/14 pay-in-kind (k)		384,846	110,888
11.5% 12/1/16		1,255,000	351,400
Sterling Chemicals, Inc. 10.25% 4/1/15		90,000	79,200
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12 (c)		95,000	9,500
			1,847,588
Containers & Packaging - 0.5%
AEP Industries, Inc. 7.875% 3/15/13		40,000	22,400
Berry Plastics Holding Corp.:
8.875% 9/15/14		815,000	330,075
10.25% 3/1/16		270,000	89,100
BWAY Corp. 10% 10/15/10		90,000	76,500
Constar International, Inc. 11% 12/1/12 (c)		170,000	1,700
Crown Cork & Seal, Inc.:
7.375% 12/15/26		310,000	226,300
7.5% 12/15/96		160,000	118,400
8% 4/15/23		235,000	197,400
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14		105,000	90,300
8.25% 5/15/13		195,000	189,638
Rexam PLC 4.375% 3/15/13	EUR	100,000	109,407
Vitro SAB de CV:
8.625% 2/1/12		745,000	238,400
9.125% 2/1/17		120,000	36,000
			1,725,620
Metals & Mining - 1.3%
Aleris International, Inc. 9% 12/15/14 pay-in-kind (k)		150,000	8,309
Compass Minerals International, Inc. 12% 6/1/13		180,000	174,600
CSN Islands VIII Corp. 9.75% 12/16/13 (g)		315,000	319,725
Evraz Group SA 8.875% 4/24/13 (g)		910,000	459,550
FMG Finance Property Ltd.:
10% 9/1/13 (g)		225,000	130,500
10.625% 9/1/16 (g)		557,000	323,060

		Principal Amount (d)	Value
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14		$ 370,000	$ 310,589
8.25% 4/1/15		510,000	418,200
8.375% 4/1/17		1,970,000	1,585,850
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11		70,000	69,300
Gerdau SA 8.875% (g)		125,000	105,000
International Steel Group, Inc. 6.5% 4/15/14		445,000	324,850
Ispat Inland ULC 9.75% 4/1/14		20,000	16,600
RathGibson, Inc. 11.25% 2/15/14		305,000	67,863
			4,313,996
Paper & Forest Products - 0.1%
Abitibi-Consolidated, Inc. 13.75% 4/1/11 (g)		440,000	281,600
Glatfelter 7.125% 5/1/16		40,000	28,000
NewPage Corp. 9.4425% 5/1/12 (k)		90,000	34,200
Solo Cup Co. 8.5% 2/15/14		135,000	86,400
			430,200
TOTAL MATERIALS			8,317,404
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 2.3%
Citizens Communications Co.:
7.875% 1/15/27		280,000	159,600
9% 8/15/31		220,000	138,600
Deutsche Telekom International Financial BV 8.875% 11/27/28	GBP	100,000	151,798
Indosat Finance Co. BV 7.75% 11/5/10		250,000	207,500
Intelsat Bermuda Ltd. 12.5% 2/4/17 pay-in-kind (g)		1,528,465	614,040
Intelsat Corp.:
9.25% 8/15/14 (g)		315,000	289,800
9.25% 6/15/16 (g)		560,000	504,000
Intelsat Ltd. 11.25% 6/15/16		1,680,000	1,512,000
Level 3 Financing, Inc.:
8.75% 2/15/17		120,000	57,000
12.25% 3/15/13		80,000	45,600
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (g)		285,000	213,750
Qwest Communications International, Inc.:
7.25% 2/15/11		20,000	17,400
7.5% 2/15/14		45,000	32,175
Sistema Capital SA 8.875% 1/28/11 (Reg. S)		140,000	98,000
Sprint Capital Corp.:
6.875% 11/15/28		2,735,000	1,627,325
6.9% 5/1/19		195,000	138,450
8.75% 3/15/32		1,181,000	797,175
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecom Egypt SAE 11.7% 2/4/10 (k)	EGP	78,520	$ 14,094
U.S. West Communications:
7.25% 10/15/35		$ 70,000	44,100
7.5% 6/15/23		30,000	20,400
Wind Acquisition Finance SA 10.75% 12/1/15 (g)		1,135,000	953,400
			7,636,207
Wireless Telecommunication Services - 2.6%
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14		200,000	203,000
Cricket Communications, Inc.:
9.375% 11/1/14		810,000	664,200
10% 7/15/15 (g)		275,000	254,375
Digicel Group Ltd.:
8.875% 1/15/15 (g)		975,000	624,000
9.125% 1/15/15 pay-in-kind (g)(k)		200,000	122,000
9.25% 9/1/12 (g)		300,000	252,000
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (g)		1,215,000	1,111,725
11.5% 6/15/16 (g)		320,000	284,800
Intelsat Subsidiary Holding Co. Ltd.:
8.5% 1/15/13 (g)		330,000	303,600
8.875% 1/15/15 (g)		760,000	687,800
MetroPCS Wireless, Inc. 9.25% 11/1/14		1,077,000	963,915
Millicom International Cellular SA 10% 12/1/13		905,000	823,550
Mobile Telesystems Finance SA 8% 1/28/12 (g)		560,000	448,000
Nextel Communications, Inc.:
5.95% 3/15/14		460,000	193,200
7.375% 8/1/15		335,000	140,700
Pakistan Mobile Communications Ltd. 8.625% 11/13/13 (g)		650,000	260,000
Sprint Nextel Corp. 6% 12/1/16		200,000	141,000
Telecom Personal SA 9.25% 12/22/10 (g)		1,090,000	937,400

		Principal Amount (d)	Value
Verizon Wireless Capital LLC 8.75% 12/18/15	EUR	150,000	$ 213,882
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (g)		$ 500,000	310,000
			8,939,147
TOTAL TELECOMMUNICATION SERVICES			16,575,354
UTILITIES - 1.9%
Electric Utilities - 0.7%
Edison Mission Energy:
7.5% 6/15/13		780,000	678,600
7.75% 6/15/16		275,000	226,875
Electricite de France 6.875% 12/12/22	GBP	150,000	231,628
Energy Future Holdings:
10.875% 11/1/17 (g)		385,000	273,350
11.25% 11/1/17 pay-in-kind (g)(k)		460,000	220,647
Intergen NV 9% 6/30/17 (g)		450,000	351,000
Majapahit Holding BV 7.75% 10/17/16		200,000	116,000
National Grid Electricity Transmission PLC 6.625% 1/28/14	EUR	50,000	72,693
National Power Corp. 6.875% 11/2/16 (g)		400,000	312,000
			2,482,793
Gas Utilities - 0.5%
Intergas Finance BV:
6.375% 5/14/17 (Reg. S)		325,000	198,250
6.875% 11/4/11 (Reg. S)		720,000	576,000
Southern Gas Networks PLC Class A1, 5.285% 10/21/10 (k)	EUR	100,000	136,778
Southern Natural Gas Co.:
7.35% 2/15/31		190,000	147,684
8% 3/1/32		410,000	341,639
Transportadora de Gas del Sur SA 7.875% 5/14/17 (g)		665,000	352,450
			1,752,801
Independent Power Producers & Energy Traders - 0.6%
AES Corp.:
7.75% 10/15/15		500,000	400,000
8% 10/15/17		325,000	263,250
Enron Corp. 7.625% 9/10/04 (c)		400,000	480
NRG Energy, Inc.:
7.25% 2/1/14		325,000	294,125
7.375% 2/1/16		580,000	522,000
Reliant Energy, Inc.:
7.625% 6/15/14		250,000	203,750
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Reliant Energy, Inc.: - continued
7.875% 6/15/17		$ 195,000	$ 156,975
Tenaska Alabama Partners LP 7% 6/30/21 (g)		88,804	69,267
			1,909,847
Multi-Utilities - 0.1%
Aquila, Inc. 11.875% 7/1/12 (k)		120,000	123,600
Centrica PLC 7.125% 12/9/13	EUR	150,000	215,960
Utilicorp United, Inc. 7.95% 2/1/11 (f)		3,000	2,790
			342,350
TOTAL UTILITIES			6,487,791
TOTAL NONCONVERTIBLE BONDS			84,488,570
TOTAL CORPORATE BONDS (Cost $127,528,215)			85,052,830
U.S. Government and Government Agency Obligations - 21.8%

U.S. Government Agency Obligations - 6.9%
Fannie Mae:
2.875% 10/12/10		639,000	659,168
3.25% 2/10/10		3,115,000	3,195,133
3.25% 4/9/13		100,000	104,200
3.375% 5/19/11		941,000	988,821
3.625% 8/15/11		2,000,000	2,119,794
3.875% 12/10/09		2,960,000	3,046,251
4.875% 5/18/12		230,000	250,463
6% 5/15/11		380,000	420,008
Federal Home Loan Bank:
3.375% 10/20/10		125,000	130,000
3.625% 12/17/10		850,000	889,047
3.625% 10/18/13		3,865,000	4,065,934
Freddie Mac:
3.75% 6/28/13		50,000	53,245
3.875% 6/29/11		734,000	781,132
4.125% 11/30/09		1,400,000	1,439,739
4.5% 1/15/14		1,791,000	1,975,473
4.875% 6/13/18		1,046,000	1,202,157
5% 2/16/17		700,000	793,625
5.25% 7/18/11		105,000	115,151
5.5% 8/23/17		900,000	1,061,385
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			23,290,726

		Principal Amount (d)	Value
U.S. Treasury Inflation Protected Obligations - 0.8%
U.S. Treasury Inflation-Indexed Notes:
0.625% 4/15/13		$ 604,732	$ 576,387
1.625% 1/15/18		423,989	401,994
2.625% 7/15/17		1,766,557	1,812,014
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			2,790,395
U.S. Treasury Obligations - 14.1%
U.S. Treasury Bonds:
4.375% 2/15/38		975,000	1,305,891
4.5% 5/15/38		290,000	395,805
4.75% 2/15/37		250,000	348,360
6.125% 8/15/29		6,021,000	8,837,685
6.25% 8/15/23 (j)		4,200,000	5,728,405
7.25% 5/15/16		2,306,000	3,087,697
7.875% 2/15/21		200,000	297,250
9% 11/15/18		419,000	647,158
9.125% 5/15/18		425,000	657,256
U.S. Treasury Notes:
1.125% 12/15/11		599,000	601,667
1.25% 11/30/10		1,410,000	1,425,143
1.5% 12/31/13		266,000	265,397
1.75% 3/31/10		2,418,000	2,457,764
1.75% 11/15/11		102,000	104,327
2% 11/30/13		1,515,000	1,554,296
2.75% 7/31/10		509,000	527,292
2.75% 2/28/13		7,101,000	7,586,978
2.875% 6/30/10		74,000	76,633
3.125% 8/31/13		1,375,000	1,482,529
3.125% 9/30/13		1,701,000	1,835,352
3.375% 6/30/13		734,000	800,289
3.75% 11/15/18		1,830,000	2,071,615
3.875% 5/15/18		268,000	305,604
4.25% 11/15/17		1,200,000	1,397,906
4.5% 5/15/17		1,000,000	1,173,438
4.625% 7/31/12		200,000	224,203
4.75% 8/15/17		284,000	339,558
5.125% 5/15/16		1,865,000	2,258,252
TOTAL U.S. TREASURY OBLIGATIONS			47,793,750
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $67,556,493)			73,874,871
U.S. Government Agency - Mortgage Securities - 6.5%

Fannie Mae - 4.5%
4% 9/1/13 to 10/1/20		240,724	243,635
4.272% 2/1/35 (k)		130,700	131,709
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (d)	Value
Fannie Mae - continued
4.302% 8/1/33 (k)		$ 38,702	$ 38,338
4.369% 6/1/33 (k)		85,704	85,652
4.399% 10/1/33 (k)		49,390	49,762
4.42% 5/1/35 (k)		120,546	122,559
4.453% 11/1/33 (k)		11,351	11,741
4.49% 1/1/35 (k)		54,464	54,992
4.491% 12/1/34 (k)		6,468	6,463
4.5% 3/1/18 to 9/1/18		288,848	296,947
4.58% 7/1/35 (k)		34,715	34,889
4.593% 7/1/35 (k)		98,307	99,146
4.642% 9/1/33 (k)		58,839	58,679
4.658% 10/1/35 (k)		14,276	14,434
4.693% 2/1/35 (k)		138,396	138,882
4.704% 2/1/35 (k)		59,187	59,756
4.763% 7/1/35 (k)		35,996	36,380
4.784% 3/1/35 (k)		58,072	58,319
4.785% 7/1/35 (k)		44,436	44,365
4.798% 8/1/33 (k)		33,598	34,144
4.804% 11/1/35 (k)		78,227	78,688
4.808% 9/1/34 (k)		38,401	38,579
4.812% 6/1/35 (k)		56,032	56,580
4.824% 10/1/34 (k)		95,766	95,773
4.857% 3/1/33 (k)		25,342	25,507
4.857% 7/1/34 (k)		39,990	40,089
4.867% 9/1/33 (k)		76,007	76,207
4.871% 7/1/35 (k)		62,255	63,246
4.875% 5/1/35 (k)		55,701	56,341
4.882% 9/1/33 (k)		26,174	26,579
4.898% 5/1/35 (k)		14,660	14,770
4.898% 2/1/36 (k)		109,746	111,015
4.925% 4/1/35 (k)		74,259	75,759
4.933% 1/1/35 (k)		32,654	32,799
4.968% 8/1/35 (k)		110,349	112,153
4.982% 2/1/34 (k)		73,021	74,086
5% 6/1/14 to 6/1/38		2,008,755	2,054,549
5.005% 2/1/35 (k)		58,529	58,922
5.015% 12/1/32 (k)		64,722	65,257
5.02% 5/1/35 (k)		112,755	114,572
5.046% 10/1/35 (k)		60,242	60,936
5.09% 10/1/35 (k)		32,657	33,080
5.095% 7/1/34 (k)		15,814	15,839
5.126% 10/1/35 (k)		41,963	42,620
5.174% 8/1/34 (k)		63,885	64,355
5.178% 7/1/35 (k)		114,278	115,940
5.215% 5/1/35 (k)		40,064	41,043
5.266% 12/1/36 (k)		22,291	22,557
5.307% 3/1/36 (k)		298,860	308,199
5.336% 7/1/35 (k)		17,159	17,391
5.342% 2/1/37 (k)		27,715	28,134
5.347% 2/1/36 (k)		11,773	11,768
5.369% 2/1/37 (k)		133,247	134,960

		Principal Amount (d)	Value
5.462% 2/1/37 (k)		$ 191,677	$ 195,084
5.498% 6/1/47 (k)		20,713	21,004
5.5% 12/1/13 to 12/1/19		1,412,579	1,467,723
5.5% 1/13/39 (h)(i)		2,000,000	2,051,322
5.518% 11/1/36 (k)		30,270	30,542
5.56% 4/1/36 (k)		39,235	39,803
5.631% 4/1/36 (k)		128,250	130,749
5.633% 2/1/36 (k)		35,727	36,387
5.668% 6/1/36 (k)		72,392	73,678
5.773% 3/1/36 (k)		265,328	270,616
5.799% 1/1/36 (k)		27,379	28,097
5.808% 5/1/36 (k)		176,447	180,055
5.823% 6/1/35 (k)		103,910	107,157
5.845% 9/1/36 (k)		53,615	54,074
5.889% 12/1/36 (k)		50,437	51,705
5.954% 5/1/36 (k)		32,379	33,152
6% 5/1/12 to 6/1/23		2,146,252	2,233,666
6.013% 4/1/36 (k)		500,334	511,376
6.076% 3/1/37 (k)		59,703	61,412
6.127% 4/1/36 (k)		52,850	54,113
6.223% 3/1/37 (k)		16,987	17,518
6.243% 6/1/36 (k)		8,633	8,705
6.25% 7/1/35 (k)		114,115	116,897
6.299% 6/1/36 (k)		1,272,292	1,303,511
6.5% 4/1/12 to 9/1/32		224,080	233,793
7.5% 5/1/37		36,548	38,349
TOTAL FANNIE MAE			15,139,573
Freddie Mac - 2.0%
3.793% 5/1/35 (k)		86,448	84,985
3.994% 7/1/33 (k)		73,494	72,246
4% 5/1/19 to 11/1/20		247,391	250,846
4.331% 6/1/33 (k)		39,592	38,646
4.492% 7/1/35 (k)		60,312	61,123
4.5% 8/1/33		31,971	32,425
4.719% 1/1/35 (k)		122,284	124,569
4.79% 2/1/36 (k)		13,705	13,808
4.801% 3/1/35 (k)		31,062	31,068
4.834% 9/1/36 (k)		30,394	30,334
4.955% 10/1/35 (k)		55,958	56,554
5% 7/1/18 to 7/1/19 (i)		1,018,609	1,047,878
5.009% 4/1/35 (k)		122,475	123,906
5.023% 4/1/35 (k)		4,678	4,750
5.066% 4/1/35 (k)		110,974	111,806
5.088% 7/1/35 (k)		35,957	36,552
5.203% 9/1/35 (k)		32,994	33,353
5.218% 12/1/33 (k)		84,714	84,213
5.415% 3/1/37 (k)		18,665	18,823
5.431% 10/1/36 (k)		56,250	57,055
5.455% 4/1/37 (k)		21,446	21,688
5.486% 1/1/36 (k)		36,561	37,157
5.5% 8/1/14 to 2/1/19 (i)		429,525	443,430
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (d)	Value
Freddie Mac - continued
5.599% 3/1/36 (k)		$ 207,435	$ 210,588
5.705% 1/1/36 (k)		18,477	18,748
5.707% 10/1/35 (k)		13,995	14,200
5.752% 5/1/37 (k)		228,981	233,804
5.772% 3/1/37 (k)		107,603	108,188
5.781% 4/1/37 (k)		103,153	104,604
5.798% 5/1/37 (k)		139,478	142,400
5.808% 6/1/37 (k)		82,902	84,938
5.834% 5/1/37 (k)		34,212	34,681
5.866% 7/1/36 (k)		658,967	670,381
5.879% 5/1/37 (k)		15,645	15,930
5.947% 4/1/36 (k)		383,753	391,212
5.975% 6/1/37 (k)		19,941	20,417
6% 10/1/16 to 2/1/19		411,065	427,850
6.006% 6/1/36 (k)		35,664	36,423
6.141% 2/1/37 (k)		34,471	35,279
6.142% 12/1/36 (k)		68,135	69,741
6.149% 12/1/36 (k)		247,936	251,658
6.172% 7/1/36 (k)		254,001	259,680
6.238% 5/1/36 (k)		31,523	32,188
6.262% 1/1/37 (k)		90,351	91,535
6.326% 7/1/36 (k)		35,368	36,161
6.418% 6/1/37 (k)		9,865	10,157
6.456% 9/1/36 (k)		178,713	183,311
6.5% 12/1/14 to 3/1/22		374,838	390,455
6.641% 8/1/37 (k)		66,080	68,145
7.524% 4/1/37 (k)		6,770	6,982
TOTAL FREDDIE MAC			6,766,871
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $21,590,253)			21,906,444
Asset-Backed Securities - 0.2%

FCC SPARC Series 2005-1 Class B, 5.343% 7/15/11 (k)	EUR	100,000	132,333
Provide Bricks Series 2007-1 Class B, 5.22% 1/30/40 (k)	EUR	50,000	56,271
Smile Synthetic BV Series 2005 Class C, 5.46% 1/20/15 (k)	EUR	71,139	77,867
South East Water Ltd. Class 2A, 5.5834% 3/29/29	GBP	165,000	218,050
Volkswagen Car Lease Series 9 Class B, 2.972% 4/21/12 (Reg. S) (k)	EUR	22,557	29,841
TOTAL ASSET-BACKED SECURITIES (Cost $682,379)			514,362
Collateralized Mortgage Obligations - 3.3%
		Principal Amount (d)	Value
Private Sponsor - 0.0%
Arkle Master Issuer PLC floater Series 2006-1X Class 5M1, 4.515% 2/17/52 (k)	EUR	50,000	$ 51,031
Fosse Master Issuer PLC floater Series 2007-1X Class M3, 5.44% 10/18/54 (k)	EUR	50,000	56,494
Gracechurch Mortgage Financing PLC Series 2007-1X Class 2D2, 4.553% 11/20/56 (k)	EUR	50,000	55,657
TOTAL PRIVATE SPONSOR			163,182
U.S. Government Agency - 3.3%
Fannie Mae:
floater Series 2007-95 Class A1, 0.7213% 8/27/36 (k)		$ 405,099	396,997
planned amortization class Series 2002-83 Class ME, 5% 12/25/17		450,000	462,011
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2001-68 Class QZ, 5.5% 12/25/16		74,318	76,493
Series 2002-11:
Class QC, 5.5% 3/25/17		153,152	156,499
Class UC, 6% 3/25/17		106,239	110,397
Series 2002-61 Class PG, 5.5% 10/25/17		270,000	276,318
Series 2002-71 Class UC, 5% 11/25/17		430,000	442,799
Series 2002-9 Class PC, 6% 3/25/17		10,146	10,465
Series 2003-113:
Class PD, 4% 2/25/17		260,000	263,836
Class PE, 4% 11/25/18		80,000	77,586
Series 2003-122 Class OL, 4% 12/25/18		1,000,000	979,534
Series 2003-70 Class BJ, 5% 7/25/33		45,000	44,619
Series 2003-85 Class GD, 4.5% 9/25/18		175,000	179,375
Series 2004-80 Class LD, 4% 1/25/19		100,000	101,152
Series 2004-81:
Class KC, 4.5% 4/25/17		70,000	71,734
Class KD, 4.5% 7/25/18		165,000	168,529
Series 2005-52 Class PB, 6.5% 12/25/34		193,160	198,635
sequential payer:
Series 2002-57 Class BD, 5.5% 9/25/17		40,367	41,087
Series 2004-95 Class AN, 5.5% 1/25/25		102,000	104,359
Series 2005-117, Class JN, 4.5% 1/25/36		40,000	37,728
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
U.S. Government Agency - continued
Fannie Mae subordinate REMIC pass-thru certificates: - continued
Series 2005-47 Class AK, 5% 6/25/20		$ 370,000	$ 380,792
Series 2006-72 Class CY, 6% 8/25/26		145,000	145,995
Freddie Mac planned amortization class:
Series 2101 Class PD, 6% 11/15/28		22,079	22,671
Series 2115 Class PE, 6% 1/15/14		6,359	6,552
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2577 Class FW, 1.695% 1/15/30 (k)		284,932	283,125
Series 2630 Class FL, 1.695% 6/15/18 (k)		4,163	4,038
Series 2861 Class GF, 1.495% 1/15/21 (k)		164,356	163,832
planned amortization class:
Series 2376 Class JE, 5.5% 11/15/16		42,534	43,584
Series 2378 Class PE, 5.5% 11/15/16		233,145	240,387
Series 2381 Class OG, 5.5% 11/15/16		32,676	33,537
Series 2425 Class JH, 6% 3/15/17		56,398	58,256
Series 2628 Class OE, 4.5% 6/15/18		95,000	96,485
Series 2695 Class DG, 4% 10/15/18		220,000	214,958
Series 2773 Class EG, 4.5% 4/15/19		725,000	721,086
Series 2831 Class PB, 5% 7/15/19		200,000	204,684
Series 2866 Class XE, 4% 12/15/18		250,000	253,157
Series 2996 Class MK, 5.5% 6/15/35		36,988	38,133
sequential payer:
Series 2303 Class ZV, 6% 4/15/31		60,274	62,077
Series 2467 Class NB, 5% 7/15/17		95,000	97,600
Series 2570 Class CU, 4.5% 7/15/17		13,602	13,791
Series 2572 Class HK, 4% 2/15/17		18,556	18,678
Series 2617 Class GW, 3.5% 6/15/16		9,369	9,410

		Principal Amount (d)	Value
Series 2685 Class ND, 4% 10/15/18		$ 85,000	$ 82,574
Series 2773 Class TA, 4% 11/15/17		123,089	123,943
Series 2849 Class AL, 5% 5/15/18		74,226	76,043
Series 2860 Class CP, 4% 10/15/17		17,799	17,851
Series 2930 Class KT, 4.5% 2/15/20		450,000	450,046
Series 2937 Class HJ, 5% 10/15/19		68,440	70,156
Series 3266 Class C, 5% 2/15/20		75,811	77,461
Series 3401 Class EB, 5% 12/15/22		105,000	103,525
Series 3455 Class MB, 4.5% 6/15/23		1,790,000	1,793,657
Series 2715 Class NG, 4.5% 12/15/18		1,000,000	1,006,270
Series 2863 Class DB, 4% 9/15/14		11,651	11,709
Series 2975 Class NA, 5% 7/15/23		45,922	46,302
TOTAL U.S. GOVERNMENT AGENCY			11,172,518
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,881,389)			11,335,700
Commercial Mortgage Securities - 0.1%

Canary Wharf Finance II PLC Series 3MUK Class C2, 6.555% 10/22/37 (k)	GBP	50,000	32,834
London & Regional Debt Securitisation No. 1 PLC Class A, 6.42% 10/15/14 (k)	GBP	50,000	57,169
Skyline BV floater Series 2007-1 Class B, 5.25% 7/22/43 (k)	EUR	100,000	94,749
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $327,840)			184,752
Foreign Government and Government Agency Obligations - 22.5%

Arab Republic of Egypt 8.75% 7/18/12 (g)	EGP	2,460,000	384,672
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		501,245	161,652
par 1.33% 12/31/38 (f)		830,000	157,700
3.127% 8/3/12 (k)		1,210,000	643,172
7% 3/28/11		6,600,000	2,545,950
7% 9/12/13		3,745,000	1,162,198
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
Banco Nacional de Desenvolvimento Economico e Social 6.369% 6/16/18 (g)		$ 100,000	$ 95,000
Brazilian Federative Republic:
6% 9/15/13		166,667	161,667
8.25% 1/20/34		270,000	328,725
8.75% 2/4/25		285,000	350,550
10% 1/1/12	BRL	865,000	350,801
12.25% 3/6/30		415,000	664,000
12.75% 1/15/20		105,000	157,500
Canadian Government:
3.75% 6/1/10	CAD	1,000,000	853,793
4% 6/1/17	CAD	3,225,000	2,946,898
5% 6/1/14	CAD	2,550,000	2,424,481
5% 6/1/37	CAD	1,250,000	1,313,378
5.75% 6/1/29	CAD	1,525,000	1,648,735
Central Bank of Nigeria promissory note 5.092% 1/5/10		63,195	50,911
Colombian Republic 7.375% 9/18/37		305,000	298,900
Democratic Socialist Republic of Sri Lanka 8.25% 10/24/12 (g)		265,000	166,950
Dominican Republic:
9.04% 1/23/18 (g)		541,024	335,435
9.5% 9/27/11 (Reg. S)		543,434	461,919
Ecuador Republic:
5% 2/28/25 (c)		76,000	46,360
10% 8/15/30 (Reg. S) (c)		950,000	242,250
El Salvador Republic:
7.75% 1/24/23 (Reg. S)		105,000	93,450
8.5% 7/25/11 (Reg. S)		115,000	110,975
Finnish Government 4.25% 9/15/12	EUR	800,000	1,166,795
French Republic:
3.5% 4/25/15	EUR	1,035,000	1,487,598
4.25% 10/25/18	EUR	1,770,000	2,644,505
Gabonese Republic 8.2% 12/12/17 (g)		1,280,000	857,600
Georgia Republic 7.5% 4/15/13		100,000	60,000
German Federal Republic:
2.25% 12/10/10	EUR	1,400,000	1,972,712
3.75% 1/4/15	EUR	1,355,000	2,014,695
3.75% 1/4/19	EUR	1,675,000	2,494,256
4% 10/11/13	EUR	1,535,000	2,302,696
4% 1/4/37	EUR	1,200,000	1,795,142
4.75% 7/4/34	EUR	260,000	418,096
5.5% 1/4/31	EUR	1,160,000	2,005,588
Ghana Republic 8.5% 10/4/17 (g)		535,000	294,250
Indonesian Republic:
6.625% 2/17/37 (g)		225,000	168,750
7.25% 4/20/15 (g)		65,000	58,500
7.75% 1/17/38 (g)		225,000	191,250
8.5% 10/12/35 (Reg. S)		200,000	176,000

		Principal Amount (d)	Value
Islamic Republic of Pakistan:
6.75% 2/19/09		$ 885,000	$ 842,963
7.125% 3/31/16 (g)		300,000	117,750
Italian Republic:
4.25% 8/1/13	EUR	1,200,000	1,719,354
4.5% 3/1/19	EUR	1,135,000	1,591,428
6.5% 11/1/27	EUR	1,000,000	1,623,466
Japan Government:
1.5% 9/20/18	JPY	290,000,000	3,292,974
1.7% 12/20/16	JPY	355,000,000	4,131,108
2.5% 9/20/37	JPY	148,000,000	1,916,569
Lebanese Republic:
5.7938% 11/30/09 (Reg. S) (k)		255,000	243,525
7.5% 8/2/11		325,000	313,625
8.625% 6/20/13 (Reg. S)		370,000	355,200
9% 5/2/14		135,000	130,275
Philippine Republic:
9.5% 2/2/30		100,000	114,000
10.625% 3/16/25		105,000	124,950
Republic of Fiji 6.875% 9/13/11		200,000	148,000
Republic of Iraq 5.8% 1/15/28 (Reg. S)		250,000	102,500
Republic of Serbia 3.75% 11/1/24 (f)(g)		1,165,000	687,350
Russian Federation:
7.5% 3/31/30 (Reg. S)		4,258,100	3,747,128
12.75% 6/24/28 (Reg. S)		355,000	418,900
Turkish Republic:
6.75% 4/3/18		430,000	408,500
6.875% 3/17/36		700,000	574,000
7% 9/26/16		340,000	324,700
7.25% 3/5/38		425,000	357,000
7.375% 2/5/25		740,000	695,600
14% 1/19/11	TRY	420,000	261,052
UK Treasury GILT:
4% 9/7/16	GBP	50,000	78,307
4.25% 3/7/36	GBP	450,000	708,222
4.5% 3/7/19	GBP	1,750,000	2,827,259
4.5% 12/7/42	GBP	707,000	1,174,072
4.75% 9/7/15	GBP	450,000	728,027
5% 3/7/25	GBP	385,000	636,239
8% 6/7/21	GBP	700,000	1,492,293
Ukraine Government:
(Reg. S) 6.45% 8/5/09 (k)		600,000	462,000
6.385% 6/26/12 (g)		525,000	252,000
6.75% 11/14/17 (g)		1,185,000	462,150
United Mexican States:
7.5% 4/8/33		120,000	137,100
8.3% 8/15/31		115,000	140,875
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
Uruguay Republic:
Inflation-Indexed Bond 5% 9/14/18	UYU	2,329,893	$ 66,270
8% 11/18/22		$ 378,878	344,779
Venezuelan Republic:
5.0588% 4/20/11 (Reg. S) (k)		1,395,000	843,975
5.375% 8/7/10 (Reg. S)		410,000	320,825
7% 3/31/38		210,000	76,650
8.5% 10/8/14		540,000	261,900
9% 5/7/23 (Reg. S)		1,180,000	495,600
9.25% 9/15/27		880,000	475,200
9.375% 1/13/34		325,000	151,125
10.75% 9/19/13		1,440,000	943,200
13.625% 8/15/18		656,000	442,800
Vietnamese Socialist Republic:
4% 3/12/28 (f)		90,000	58,500
6.875% 1/15/16 (g)		430,000	356,900
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $86,526,947)			76,444,640
Common Stocks - 0.1%
	Shares
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Intermet Corp. (a)(m)	6,092	0
Remy International, Inc. (a)	2,065	516
Hotels, Restaurants & Leisure - 0.0%
Centerplate, Inc. unit	10,000	17,100
TOTAL CONSUMER DISCRETIONARY		17,616
INDUSTRIALS - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc. (a)	39,879	457,013
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. warrants 2/1/11 (a)(m)	27,300	178
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.	140	2,726
TOTAL COMMON STOCKS (Cost $921,208)		477,533
Preferred Stocks - 0.0%
	Shares	Value
Convertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	300	$ 4,962
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Preferred Blocker, Inc. 9.00% (g)	67	21,440
TOTAL PREFERRED STOCKS (Cost $28,940)		26,402
Floating Rate Loans - 3.7%
	Principal Amount (d)
CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.0%
Visteon Corp. term loan 7.75% 6/13/13 (k)	$ 470,000	108,100
Automobiles - 0.4%
AM General LLC:
Tranche B, term loan 5.5023% 9/30/13 (k)	165,691	109,356
3.9613% 9/30/12 (k)	6,774	4,471
Ford Motor Co. term loan 5% 12/15/13 (k)	1,541,476	624,298
General Motors Corp. term loan 5.795% 11/29/13 (k)	1,179,721	530,874
		1,268,999
Diversified Consumer Services - 0.1%
Affinion Group Holdings, Inc. term loan 9.8675% 3/1/12 (k)	220,000	88,000
Thomson Learning, Inc. term loan 2.96% 7/5/14 (k)	319,192	206,677
		294,677
Hotels, Restaurants & Leisure - 0.2%
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 4.2451% 2/16/14 (k)	18,923	8,515
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 4.2463% 6/14/13 (k)	3,008	1,383
term loan 2.9005% 6/14/14 (k)	33,463	15,393
Six Flags, Inc. Tranche B, term loan 3.6861% 4/30/15 (k)	917,047	536,473
		561,764
Media - 0.3%
Advanstar, Inc. Tranche 2LN, term loan 6.4588% 11/30/14 (k)	30,000	4,500
Floating Rate Loans - continued
	Principal Amount (d)	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Operating LLC Tranche B 1LN, term loan 5.0596% 3/6/14 (k)	$ 703,363	$ 520,488
Discovery Communications, Inc. term loan 3.4588% 5/14/14 (k)	68,950	57,229
Education Media and Publishing Group Ltd. Tranche 2LN, term loan 13.0163% 12/12/14 (k)	1,771,368	531,410
Idearc, Inc. term loan 3.4175% 11/17/14 (k)	249,364	74,809
		1,188,436
Specialty Retail - 0.1%
Michaels Stores, Inc. term loan 3.523% 10/31/13 (k)	655,196	327,598
Toys 'R' US, Inc. term loan 4.8675% 12/8/09 (k)	75,000	29,250
		356,848
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.:
term loan 7.2663% 3/5/14 (k)	90,000	61,200
Tranche B 1LN, term loan 5.0376% 9/5/13 (k)	168,991	138,573
		199,773
TOTAL CONSUMER DISCRETIONARY		3,978,597
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Constellation Brands, Inc. Tranche B, term loan 3.5112% 6/5/13 (k)	63,912	57,521
Food & Staples Retailing - 0.0%
Rite Aid Corp. Tranche ABL, term loan 2.7078% 6/4/14 (k)	158,800	85,752
TOTAL CONSUMER STAPLES		143,273
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Compagnie Generale de Geophysique SA term loan 4.993% 1/12/14 (k)	33,200	26,228
Helix Energy Solutions Group, Inc. term loan 5.4568% 7/1/13 (k)	40,153	24,092
		50,320
Oil, Gas & Consumable Fuels - 0.1%
Coffeyville Resources LLC:
Credit-Linked Deposit 6.6325% 12/28/10 (k)	27,568	19,022
Tranche D, term loan 6.6314% 12/28/13 (k)	89,012	61,418

	Principal Amount (d)	Value
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 5.7619% 10/31/12 (k)	$ 29,032	$ 17,710
term loan 5.9298% 10/31/12 (k)	50,533	30,825
Venoco, Inc. Tranche 2LN, term loan 6.25% 5/7/14 (k)	30,000	18,900
Walter Industries, Inc. term loan 4.1544% 10/3/12 (k)	6,175	4,631
		152,506
TOTAL ENERGY		202,826
FINANCIALS - 0.3%
Consumer Finance - 0.1%
DaimlerChrysler Financial Services:
Tranche 1LN, term loan 6% 8/3/12 (k)	638,573	338,444
Tranche 2LN, term loan 8.5% 8/3/13 (k)	130,000	28,600
		367,044
Real Estate Management & Development - 0.2%
Realogy Corp.:
Credit-Linked Deposit 6.9263% 10/10/13 (k)	125,553	79,098
Tranche B, term loan 5.7063% 10/10/13 (k)	466,340	293,794
Tranche DD, term loan 6.7263% 10/10/13 (k)	438,180	276,054
		648,946
TOTAL FINANCIALS		1,015,990
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Bausch & Lomb, Inc. term loan:
4.7088% 4/26/15 (k)	47,520	32,789
4.8071% 4/26/15 (k)(n)	12,000	8,280
		41,069
Health Care Providers & Services - 0.2%
Community Health Systems, Inc.:
term loan 4.4454% 7/25/14 (k)	739,477	569,397
Tranche DD, term loan 1.8013% 7/25/14 (k)(n)	37,825	29,125
Health Management Associates, Inc. Tranche B, term loan 3.2088% 2/28/14 (k)	56,288	36,024
		634,546
TOTAL HEALTH CARE		675,615
Floating Rate Loans - continued
	Principal Amount (d)	Value
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.0%
DeCrane Aircraft Holdings, Inc.:
Tranche 1LN, term loan 6.9575% 2/21/13 (k)	$ 9,258	$ 5,833
Tranche 2LN, term loan 11.2075% 2/21/14 (k)	20,000	9,000
Wesco Aircraft Hardware Corp.:
Tranche 1LN, term loan 2.72% 9/29/13 (k)	19,450	14,004
Tranche 2LN, term loan 6.22% 3/28/14 (k)	10,000	7,000
		35,837
Airlines - 0.3%
Delta Air Lines, Inc. Tranche 2LN, term loan 5.1488% 4/30/14 (k)	654,704	327,352
Northwest Airlines, Inc. term loan 3.44% 12/31/10 (k)	477,409	355,670
United Air Lines, Inc. Tranche B, term loan 2.6465% 2/1/14 (k)	370,959	178,061
		861,083
Commercial Services & Supplies - 0.0%
ARAMARK Corp.:
Credit-Linked Deposit 5.7869% 1/26/14 (k)	6,848	5,512
term loan 3.3338% 1/26/14 (k)	107,784	86,766
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 8.1375% 2/7/15 (k)	40,000	8,000
		100,278
Industrial Conglomerates - 0.0%
Sequa Corp. term loan 4.669% 12/3/14 (k)	35,000	19,250
Machinery - 0.1%
Chart Industries, Inc. Tranche B, term loan 2.5% 10/17/12 (k)	8,889	7,422
Dresser, Inc.:
Tranche 2LN, term loan 7.9862% 5/4/15 pay-in-kind (k)	230,000	92,000
Tranche B 1LN, term loan 4.4089% 5/4/14 (k)	38,823	23,294
Navistar International Corp.:
term loan 3.7213% 1/19/12 (k)	124,667	69,813
Credit-Linked Deposit 5.17% 1/19/12 (k)	45,333	25,387
		217,916

	Principal Amount (d)	Value
Trading Companies & Distributors - 0.0%
Neff Corp. Tranche 2LN, term loan 5.3988% 11/30/14 (k)	$ 50,000	$ 9,250
VWR Funding, Inc. term loan 2.9613% 6/29/14 (k)	90,000	56,700
		65,950
TOTAL INDUSTRIALS		1,300,314
INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment & Components - 0.7%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (k)	306,830	193,303
Tranche B-A1, term loan 7.0688% 10/1/14 (k)	88,170	55,547
Tranche B-B, term loan 6.1325% 10/1/12 (k)	235,704	155,565
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 5.3639% 10/10/14 (k)	698,649	489,054
Tranche B2, term loan 5.6032% 10/10/14 (k)	882,891	618,024
Tranche B3, term loan 5.3603% 10/10/14 (k)	1,232,020	862,414
		2,373,907
IT Services - 0.1%
Affiliated Computer Services, Inc. Tranche B2, term loan 3.3215% 3/20/13 (k)	185,250	160,241
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc. term loan 3.9313% 12/1/13 (k)	439,821	259,494
Software - 0.1%
Kronos, Inc.:
Tranche 1LN, term loan 3.7088% 6/11/14 (k)	723,797	419,802
Tranche 2LN, term loan 7.2088% 6/11/15 (k)	125,000	56,250
Open Solutions, Inc. term loan 5.955% 1/23/14 (k)	19,654	4,717
		480,769
TOTAL INFORMATION TECHNOLOGY		3,274,411
MATERIALS - 0.3%
Chemicals - 0.1%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 3.4013% 4/2/13 (k)	12,308	6,769
Floating Rate Loans - continued
	Principal Amount (d)	Value
MATERIALS - continued
Chemicals - continued
Celanese Holding LLC: - continued
term loan 5.5525% 4/2/14 (k)	$ 66,677	$ 45,007
Momentive Performance Materials, Inc. Tranche B1, term loan 2.75% 12/4/13 (k)	393,618	255,851
		307,627
Containers & Packaging - 0.1%
Berry Plastics Holding Corp. Tranche C, term loan 3.8763% 4/3/15 (k)	624,361	387,104
Metals & Mining - 0.1%
Aleris International, Inc. term loan 2.5668% 12/19/13 (k)	147,000	56,595
Novelis Corp. term loan 3.46% 7/6/14 (k)	265,950	154,251
		210,846
Paper & Forest Products - 0.0%
Boise Paper Holdings LLC Tranche 2LN, term loan 9.25% 2/22/15 (k)	455,000	102,375
White Birch Paper Co. Tranche 1LN, term loan 4.21% 5/8/14 (k)	94,282	42,427
		144,802
TOTAL MATERIALS		1,050,379
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Wind Telecomunicazioni SpA:
term loan 11.7525% 12/12/11 pay-in-kind (k)	370,533	213,489
Tranche 2, term loan 11.473% 3/21/15 (k)	140,000	116,200
Tranche B, term loan 5.885% 5/26/13 (k)	60,000	49,800
Tranche C, term loan 6.635% 5/26/14 (k)	60,000	49,800
		429,289
Wireless Telecommunication Services - 0.0%
Leap Wireless International, Inc. Tranche B, term loan 6.5% 6/16/13 (k)	39,000	31,980
MetroPCS Wireless, Inc. Tranche B, term loan 4.8434% 11/3/13 (k)	78,200	63,342
		95,322
TOTAL TELECOMMUNICATION SERVICES		524,611

	Principal Amount (d)	Value
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc.:
term loan 2.675% 2/1/13 (k)	$ 242,521	$ 210,993
Credit-Linked Deposit 2.8587% 2/1/13 (k)	119,502	103,967
		314,960
TOTAL FLOATING RATE LOANS (Cost $17,308,614)		12,480,976
Fixed-Income Funds - 3.2%
Shares
Fidelity Floating Rate Central Fund (l) (Cost $16,066,747)	167,253	10,893,188
Preferred Securities - 0.7%
		Principal Amount (d)
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
Globo Comunicacoes e Participacoes SA 9.375%		$ 950,000	806,167
Net Servicos de Comunicacao SA 9.25% (g)		500,000	389,399
			1,195,566
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Pemex Project Funding Master Trust 7.75%		1,336,000	1,043,230
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
MUFG Capital Finance 2 Ltd. 4.85% (k)	EUR	50,000	42,220
TOTAL PREFERRED SECURITIES (Cost $2,885,780)			2,281,016
Other - 0.0%
Delta Air Lines ALPA Claim (a) (Cost $5,267)		470,000	8,225
Money Market Funds - 12.5%
	Shares
Fidelity Cash Central Fund, 1.06% (b) (Cost $42,460,329)	42,460,329	42,460,329
Cash Equivalents - 0.0%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/08 due 1/2/09 (Collateralized by U.S. Treasury Obligations) # (Cost $65,000)	$ 65,000	$ 65,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $394,835,401)	338,006,268
NET OTHER ASSETS - 0.3%	1,120,903
NET ASSETS - 100%	$ 339,127,171
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
16 CBOT 2 Year U.S. Treasury Notes Index Contracts	April 2009	$ 3,489,000	$ 24,556

The face value of futures purchased as a percentage of net assets - 1%
Swap Agreements
		Notional Amount	Value
Interest Rate Swaps
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 4.64% with JPMorgan Chase, Inc.	April 2038	$ 500,000	$ (187,217)
Receive quarterly a floating rate based on 3-month LIBOR and pay semi-annually a fixed rate equal to 4.73% with Credit Suisse First Boston	April 2038	350,000	(137,507)
Receive semi-annually a fixed rate equal to 3.13% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	Oct. 2010	5,300,000	136,401
Receive semi-annually a fixed rate equal to 3.30% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	Sept. 2010	800,000	32,876
		$ 6,950,000	$ (155,447)
Currency Abbreviations
BRL	-	Brazilian real
CAD	-	Canadian dollar
EGP	-	Egyptian pound
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
RUB	-	Russian ruble
TRY	-	New Turkish Lira
UYU	-	Uruguay peso
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Principal Amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,136,870 or 6.8% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) A portion of the security is subject to a forward commitment to sell.
(j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $61,376.
(k) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(l) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $178 or 0.0% of net assets.

(n) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $30,017 and $21,276, respectively.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ASAT Holdings Ltd. warrants 2/1/11	11/15/07	$ 0
Intermet Corp.	11/09/05	$ 115,372
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$65,000 due 1/02/09 at 0.01%
BNP Paribas Securities Corp.	$ 228
Banc of America Securities LLC	6,866
Goldman, Sachs & Co.	43,644
UBS Securities LLC	14,262
$ 65,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,180,358
Fidelity Floating Rate Central Fund	831,301
Total	$ 2,011,659
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 18,711,933	$ 5,473,806	$ 7,959,399	$ 10,893,188	0.5%
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 338,006,268	$ 53,830,872	$ 281,797,075	$ 2,378,321
Other Financial Instruments*	$ (180,205)	$ 24,556	$ (204,761)	$ -
* Other financial instruments include Futures Contracts, Forward Commitments and Swap Agreements.
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 276,100
Total Realized Gain (Loss)	2,138
Total Unrealized Gain (Loss)	(303,403)
Cost of Purchases	1,652,044
Proceeds of Sales	(139,131)
Amortization/Accretion	774
Transfer in/out of Level 3	889,799
Ending Balance	$ 2,378,321

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	68.2%
Germany	3.9%
Canada	3.0%
United Kingdom	2.8%
Japan	2.8%
Argentina	2.0%
Bermuda	1.8%
Venezuela	1.6%
Italy	1.6%
France	1.5%
Luxembourg	1.3%
Russia	1.3%
Netherlands	1.2%
Brazil	1.1%
Others (individually less than 1%)	5.9%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $2,150,009 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $65,000) - See accompanying schedule: Unaffiliated issuers (cost $336,308,325)	$ 284,652,751
Fidelity Central Funds (cost $58,527,076)	53,353,517
Total Investments (cost $394,835,401)		$ 338,006,268
Commitment to sell securities on a delayed delivery basis	(3,174,376)
Receivable for securities sold on a delayed delivery basis	3,125,062	(49,314)
Receivable for investments sold, regular delivery		537,713
Cash		94,376
Foreign currency held at value (cost $199,073)		200,236
Receivable for fund shares sold		78,289
Interest receivable		5,462,225
Distributions receivable from Fidelity Central Funds		117,723
Prepaid expenses		3,666
Unrealized appreciation on swap agreements		169,277
Total assets		344,620,459

Liabilities
Payable for investments purchased Regular delivery	$ 2,514,345
Delayed delivery	2,057,104
Payable for fund shares redeemed	287,708
Accrued management fee	157,062
Distribution fees payable	770
Payable for daily variation on futures contracts	500
Other affiliated payables	36,036
Other payables and accrued expenses	115,039
Unrealized depreciation on swap agreements	324,724
Total liabilities		5,493,288

Net Assets		$ 339,127,171
Net Assets consist of:
Paid in capital		$ 401,091,012
Undistributed net investment income		635,929
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,583,845)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(57,015,925)
Net Assets		$ 339,127,171

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($99,114,382 ÷ 11,089,377 shares)	$ 8.94

Service Class: Net Asset Value, offering price and redemption price per share ($2,643,570 ÷ 296,324 shares)	$ 8.92

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,625,407 ÷ 294,185 shares)	$ 8.92

Investor Class: Net Asset Value, offering price and redemption price per share ($234,743,812 ÷ 26,306,762 shares)	$ 8.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 353,252
Interest		21,955,130
Income from Fidelity Central Funds		2,011,659
Total income		24,320,041

Expenses
Management fee	$ 2,162,578
Transfer agent fees	354,379
Distribution fees	13,425
Accounting fees and expenses	158,394
Custodian fees and expenses	86,850
Independent trustees' compensation	1,588
Audit	71,278
Legal	6,910
Miscellaneous	20,444
Total expenses before reductions	2,875,846
Expense reductions	(5,725)	2,870,121
Net investment income		21,449,920
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,892,336)
Fidelity Central Funds	(1,128,439)
Foreign currency transactions	(159,811)
Futures contracts	76,130
Swap agreements	677,568
Total net realized gain (loss)		(7,426,888)
Change in net unrealized appreciation (depreciation) on: Investment securities	(56,296,083)
Assets and liabilities in foreign currencies	1,084
Futures contracts	24,556
Swap agreements	(483,587)
Delayed delivery commitments	(83,080)
Total change in net unrealized appreciation (depreciation)		(56,837,110)
Net gain (loss)		(64,263,998)
Net increase (decrease) in net assets resulting from operations		$ (42,814,078)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 21,449,920	$ 16,669,120
Net realized gain (loss)	(7,426,888)	5,422,075
Change in net unrealized appreciation (depreciation)	(56,837,110)	(5,505,288)
Net increase (decrease) in net assets resulting from operations	(42,814,078)	16,585,907
Distributions to shareholders from net investment income	(19,470,234)	(16,342,786)
Distributions to shareholders from net realized gain	(1,929,986)	(4,239,380)
Total distributions	(21,400,220)	(20,582,166)
Share transactions - net increase (decrease)	46,326,592	124,454,523
Total increase (decrease) in net assets	(17,887,706)	120,458,264

Net Assets
Beginning of period	357,014,877	236,556,613
End of period (including undistributed net investment income of $635,929 and undistributed net investment income of $212,070, respectively)	$ 339,127,171	$ 357,014,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 10.70	$ 10.40	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income C	.583	.600	.579	.552	.510
Net realized and unrealized gain (loss)	(1.670)	(.007)	.239	(.226)	.355
Total from investment operations	(1.087)	.593	.818	.326	.865
Distributions from net investment income	(.548)	(.523)	(.493)	(.451)	(.245)
Distributions from net realized gain	(.055)	(.140)	(.025)	(.085)	(.010)
Total distributions	(.603)	(.663)	(.518)	(.536)	(.255)
Net asset value, end of period	$ 8.94	$ 10.63	$ 10.70	$ 10.40	$ 10.61
Total Return A, B	(10.20)%	5.59%	7.87%	3.10%	8.66%
Ratios to Average Net Assets D, F
Expenses before reductions	.73%	.73%	.74%	.75%	.85%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.75%	.85%
Expenses net of all reductions	.72%	.73%	.74%	.75%	.84%
Net investment income	5.65%	5.49%	5.40%	5.19%	5.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,114	$ 119,524	$ 123,870	$ 135,352	$ 94,154
Portfolio turnover rate E	256%	152%	83%	100%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.68	$ 10.38	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income C	.574	.588	.567	.541	.485
Net realized and unrealized gain (loss)	(1.676)	(.005)	.241	(.225)	.355
Total from investment operations	(1.102)	.583	.808	.316	.840
Distributions from net investment income	(.533)	(.513)	(.483)	(.441)	(.240)
Distributions from net realized gain	(.055)	(.140)	(.025)	(.085)	(.010)
Total distributions	(.588)	(.653)	(.508)	(.526)	(.250)
Net asset value, end of period	$ 8.92	$ 10.61	$ 10.68	$ 10.38	$ 10.59
Total Return A, B	(10.37)%	5.51%	7.78%	3.01%	8.41%
Ratios to Average Net AssetsD, F
Expenses before reductions	.82%	.83%	.84%	.85%	1.15%
Expenses net of fee waivers, if any	.82%	.83%	.84%	.85%	1.10%
Expenses net of all reductions	.82%	.82%	.84%	.85%	1.10%
Net investment income	5.55%	5.39%	5.30%	5.09%	4.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,644	$ 4,445	$ 4,211	$ 3,907	$ 3,795
Portfolio turnover rate E	256%	152%	83%	100%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.67	$ 10.38	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income C	.558	.571	.551	.524	.469
Net realized and unrealized gain (loss)	(1.680)	.005 F	.232	(.224)	.356
Total from investment operations	(1.122)	.576	.783	.300	.825
Distributions from net investment income	(.513)	(.496)	(.468)	(.425)	(.225)
Distributions from net realized gain	(.055)	(.140)	(.025)	(.085)	(.010)
Total distributions	(.568)	(.636)	(.493)	(.510)	(.235)
Net asset value, end of period	$ 8.92	$ 10.61	$ 10.67	$ 10.38	$ 10.59
Total ReturnA, B	(10.56)%	5.45%	7.54%	2.86%	8.26%
Ratios to Average Net Assets D, G
Expenses before reductions	.98%	.98%	.99%	1.00%	1.30%
Expenses net of fee waivers, if any	.98%	.98%	.99%	1.00%	1.25%
Expenses net of all reductions	.97%	.97%	.99%	1.00%	1.25%
Net investment income	5.40%	5.24%	5.15%	4.94%	4.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,625	$ 4,418	$ 4,192	$ 3,895	$ 3,789
Portfolio turnover rate E	256%	152%	83%	100%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 10.69	$ 10.39	$ 10.69
Income from Investment Operations
Net investment income E	.577	.591	.570	.235
Net realized and unrealized gain (loss)	(1.677)	(.003)	.246	(.065)
Total from investment operations	(1.100)	.588	.816	.170
Distributions from net investment income	(.545)	(.518)	(.491)	(.450)
Distributions from net realized gain	(.055)	(.140)	(.025)	(.020)
Total distributions	(.600)	(.658)	(.516)	(.470)
Net asset value, end of period	$ 8.92	$ 10.62	$ 10.69	$ 10.39
Total Return B, C, D	(10.34)%	5.55%	7.85%	1.59%
Ratios to Average Net Assets F, I
Expenses before reductions	.76%	.80%	.82%	.86% A
Expenses net of fee waivers, if any	.76%	.80%	.82%	.85% A
Expenses net of all reductions	.76%	.80%	.82%	.85% A
Net investment income	5.61%	5.41%	5.32%	5.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,744	$ 228,628	$ 104,283	$ 22,502
Portfolio turnover rate G	256%	152%	83%	100%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments, Repurchase Agreements, Restricted Securities

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,994,055
Unrealized depreciation	(68,849,880)
Net unrealized appreciation (depreciation)	(56,855,825)
Capital loss carryforward	(2,150,009)

Cost for federal income tax purposes	$ 394,862,093

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 20,873,860	$ 20,234,768
Long-term Capital Gains	526,360	347,398
Total	$ 21,400,220	$ 20,582,166

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The Fund entered into swap agreements, which are contracts between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gains or losses in the Fund's accompanying Statement of Operations. Gains or losses are realized in the event of an early termination of a swap agreement. Risks of loss may exceed amounts recognized on the Fund's Statement of Asset and Liabilities. Risks of loss may include unfavorable changes in the returns of the underlying instruments or indexes, adverse fluctuations of interest rates, failure of the counterparty to perform under the terms of the agreement and lack of liquidity in the market. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements." Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian bank in accordance with the swap agreement and if required, is identified in the Fund's Schedule of Investments. The Fund could experience delays and costs in gaining access to the collateral even though it is held in the Fund's custodian bank.

Changes in interest rates can have a negative effect on both the value of the Fund's bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall. The Fund entered into interest rate swap agreements to manage its exposure to interest rate changes. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates (e.g. fixed rate, floating rate), applied to a notional principal amount.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $578,083,202 and $529,268,277, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 3,852
Service Class 2	9,573
$ 13,425

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .14% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 79,577
Service Class	2,575
Service Class 2	2,601
Investor Class	269,626
$ 354,379

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $750 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,725.

9. Credit Risk.

The Fund invests a portion of its assets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 99% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $6, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

10. Other - continued

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 5,708,501	$ 5,533,184
Service Class	148,921	202,728
Service Class 2	142,604	195,187
Investor Class	13,470,208	10,411,687
Total	$ 19,470,234	$ 16,342,786
From net realized gain
Initial Class	$ 631,827	$ 1,495,459
Service Class	23,040	55,311
Service Class 2	22,909	55,078
Investor Class	1,252,210	2,633,532
Total	$ 1,929,986	$ 4,239,380

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	2,076,096	1,666,991	$ 21,649,408	$ 18,233,357
Reinvestment of distributions	707,960	664,643	6,340,328	7,028,643
Shares redeemed	(2,933,925)	(2,671,377)	(29,840,666)	(29,204,426)
Net increase (decrease)	(149,869)	(339,743)	$ (1,850,930)	$ (3,942,426)
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	19,117	24,471	171,961	258,039
Shares redeemed	(141,707)	-	(1,428,842)	-
Net increase (decrease)	(122,590)	24,471	$ (1,256,881)	$ 258,039
Service Class 2
Shares sold	278	-	$ 3,003	$ -
Reinvestment of distributions	18,387	23,734	165,513	250,265
Shares redeemed	(141,002)	-	(1,419,874)	-
Net increase (decrease)	(122,337)	23,734	$ (1,251,358)	$ 250,265
Investor Class
Shares sold	7,057,442	11,377,853	$ 74,584,996	$ 124,056,046
Reinvestment of distributions	1,649,850	1,236,181	14,722,418	13,045,219
Shares redeemed	(3,930,775)	(842,096)	(38,621,653)	(9,212,620)
Net increase (decrease)	4,776,517	11,771,938	$ 50,685,761	$ 127,888,645

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Strategic Income Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Strategic Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1989

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (68)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Michael E. Kenneally (54)

Year of Election or Appointment: 2008

Mr. Kenneally also serves as Trustee (2009-present) or Member of the Advisory Board of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)
Year of Election or Appointment: 2008 Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Prior is an employee of Fidelity Investments (2002-present).
Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Accounting Group Manager (2003) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 8.88% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Mangement & Research (U.K.) Inc.

Fidelity Mangement & Research (Japan) Inc.

Fidelity Mangement & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPSI-ANN-0209
1.796350.106

Item 2. Code of Ethics

As of the end of the period, December 31, 2008, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio and Investment Grade Bond Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$53,000	$-	$6,700	$-
Asset Manager: Growth Portfolio	$52,000	$-	$4,600	$-
Freedom 2005 Portfolio	$21,000	$-	$4,600	$-
Freedom 2010 Portfolio	$21,000	$-	$4,600	$-
Freedom 2015 Portfolio	$21,000	$-	$4,600	$-
Freedom 2020 Portfolio	$21,000	$-	$4,600	$-
Freedom 2025 Portfolio	$21,000	$-	$4,600	$-
Freedom 2030 Portfolio	$21,000	$-	$4,600	$-
Freedom Income Portfolio	$21,000	$-	$4,600	$-
Freedom Lifetime Income I Portfolio	$21,000	$-	$4,600	$-
Freedom Lifetime Income II Portfolio	$21,000	$-	$4,600	$-
Freedom Lifetime Income III Portfolio	$21,000	$-	$4,600	$-
Investment Grade Bond Portfolio	$33,000	$-	$5,700	$-

December 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$54,000	$-	$6,200	$-
Asset Manager: Growth Portfolio	$52,000	$-	$4,200	$-
Freedom 2005 Portfolio	$18,000	$-	$4,200	$-
Freedom 2010 Portfolio	$18,000	$-	$4,200	$-
Freedom 2015 Portfolio	$18,000	$-	$4,200	$-
Freedom 2020 Portfolio	$18,000	$-	$4,200	$-
Freedom 2025 Portfolio	$18,000	$-	$4,200	$-
Freedom 2030 Portfolio	$18,000	$-	$4,200	$-
Freedom Income Portfolio	$19,000	$-	$4,200	$-
Freedom Lifetime Income I Portfolio	$16,000	$-	$4,200	$-
Freedom Lifetime Income II Portfolio	$16,000	$-	$4,200	$-
Freedom Lifetime Income III Portfolio	$16,000	$-	$4,200	$-
Investment Grade Bond Portfolio	$38,000	$-	$5,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio, and Strategic Income Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$28,000	$-	$4,500	$1,000
FundsManager 50% Portfolio	$28,000	$-	$4,500	$1,100
FundsManager 60% Portfolio	$22,000	$-	$2,700	$1,000
FundsManager 70% Portfolio	$28,000	$-	$4,500	$1,100
FundsManager 85% Portfolio	$28,000	$-	$4,500	$1,000
Investor Freedom 2005 Portfolio	$28,000	$-	$4,500	$800
Investor Freedom 2010 Portfolio	$28,000	$-	$4,500	$800
Investor Freedom 2015 Portfolio	$28,000	$-	$4,500	$800
Investor Freedom 2020 Portfolio	$28,000	$-	$4,500	$800
Investor Freedom 2025 Portfolio	$28,000	$-	$4,500	$800
Investor Freedom 2030 Portfolio	$28,000	$-	$4,500	$800
Investor Freedom Income Portfolio	$28,000	$-	$4,500	$800
Strategic Income Portfolio	$63,000	$-	$5,100	$1,700

December 31, 2007 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$23,000	$-	$1,600	$1,200
FundsManager 50% Portfolio	$24,000	$-	$1,600	$1,300
FundsManager 60% Portfolio	$20,000	$-	$1,600	$200
FundsManager 70% Portfolio	$24,000	$-	$1,600	$1,400
FundsManager 85% Portfolio	$23,000	$-	$1,600	$1,300
Investor Freedom 2005 Portfolio	$24,000	$-	$1,700	$900
Investor Freedom 2010 Portfolio	$24,000	$-	$1,700	$900
Investor Freedom 2015 Portfolio	$24,000	$-	$1,700	$900
Investor Freedom 2020 Portfolio	$24,000	$-	$1,700	$900
Investor Freedom 2025 Portfolio	$24,000	$-	$1,700	$900
Investor Freedom 2030 Portfolio	$24,000	$-	$1,700	$900
Investor Freedom Income Portfolio	$24,000	$-	$1,700	$900
Strategic Income Portfolio	$53,000	$-	$2,700	$1,400

A Amounts may reflect rounding.

B FundsManager 60% Portfolio commenced operations on August 22, 2007.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$815,000	$-
Tax Fees	$2,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$2,340,000	$-
Tax Fees	$2,000	$-
All Other Fees	$190,000	$215,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2008 A	December 31, 2007 A
PwC	$3,020,000	$1,505,000
Deloitte Entities	$1,380,000	$790,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	March 11, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 11, 2009